PRINCIPAL FUNDS, INC. ("PFI" or the "Fund")

Statement of Additional Information

dated March 1, 2016 as amended and restated June 28, 2016
This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. This prospectus, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus dated March 1, 2016 for the A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 share classes and June 28, 2016 for the Finisterre Unconstrained Emerging Markets Bond Fund, Principal LifeTime Hybrid Income Fund, Principal LifeTime Hybrid 2015 Fund, Principal LifeTime Hybrid 2020 Fund, Principal LifeTime Hybrid 2025 Fund, Principal LifeTime Hybrid 2030 Fund, Principal LifeTime Hybrid 2035 Fund, Principal LifeTime Hybrid 2040 Fund, Principal LifeTime Hybrid 2045 Fund, Principal LifeTime Hybrid 2050 Fund, Principal LifeTime Hybrid 2055 Fund, Principal LifeTime Hybrid 2060 Funds.
Incorporation by Reference:    The audited financial statements, schedules of investments and auditor's report included in the Fund's Annual Report to Shareholders, for the fiscal year ended October 31, 2015, are hereby incorporated by reference into and legally a part of this SAI.
For a free copy of the current prospectus, semiannual or annual report, call 1-800-222-5852 or write:
Principal Funds
P.O. Box 8024
Boston, MA 02266-8024
The prospectus may be viewed at www.principalfunds.com/prospectuses.
The ticker symbols for series and share classes are on the next page.

Ticker Symbols by Share Class
Fund	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
California Municipal	SRCMX	SRCCX		PLBTX	PCMFX
Core Plus Bond	PRBDX	PBMCX	PBMJX		PMSIX	PBOMX	PBMNX	PBMMX	PBMSX	PBMPX
Diversified International	PRWLX	PDNCX	PIIJX	PDIPX	PIIIX	PDVIX	PINNX	PINRX	PINLX	PINPX
Equity Income	PQIAX	PEUCX		PEQPX	PEIIX	PIEMX	PEINX	PEIOX	PEIPX	PEIQX
Finisterre Unconstrained Emerging Markets Bond	PFUEX			PFUBX	PFUMX
Global Diversified Income	PGBAX	PGDCX		PGDPX	PGDIX
Global Real Estate Securities	POSAX	POSCX		POSPX	POSIX			PGRKX	PGRVX	PGRUX	PGRSX
Government & High Quality Bond	CMPGX	CCUGX	PMRJX	PGSPX	PMRIX	PMGRX	PFMRX	PRCMX	PMRDX	PMREX
High Yield	CPHYX	CCHIX		PYHPX	PHYTX
High Yield I	PYHAX				PYHIX
Income	CMPIX	CNMCX	PIOJX	PIMPX	PIOIX	PIOMX	PIONX	PIOOX	PIOPX	PIOQX	PICNX
Inflation Protection	PITAX	PPOCX	PIPJX		PIPIX	PISPX	PBSAX	PIFPX	PIFSX	PBPPX
International Emerging Markets	PRIAX	PMKCX	PIEJX	PIEPX	PIEIX	PIXEX	PEASX	PEAPX	PESSX	PEPSX
International I	PFAFX			PTRPX	PINIX	PPISX	PSPPX	PRPPX	PUPPX	PTPPX
LargeCap Growth	PRGWX	PLGCX	PGLJX	PGLPX	PGLIX	PLSGX	PCPPX	PLGPX	PEPPX	PDPPX
LargeCap Growth I	PLGAX		PLGJX	PVCPX	PLGIX	PCRSX	PPUNX	PPUMX	PPUSX	PPUPX	PLCGX
LargeCap Growth II			PPLJX		PPIIX	PDASX	PPTNX	PPTMX	PPTSX	PPTPX
LargeCap S&P 500 Index	PLSAX	PLICX	PSPJX		PLFIX	PLPIX	PLFNX	PLFMX	PLFSX	PLFPX
LargeCap Value	PCACX	PLUCX	PVLJX	PVFPX	PVLIX	PLSVX	PLVNX	PLVMX	PLVSX	PLVPX
LargeCap Value III			PLVJX		PLVIX	PESAX	PPSNX	PPSFX	PPSSX	PPSRX
MidCap	PEMGX	PMBCX	PMBJX	PMCPX	PCBIX	PMSBX	PMBNX	PMBMX	PMBSX	PMBPX
MidCap Growth			PMGJX		PGWIX	PMSGX	PGPPX	PFPPX	PIPPX	PHPPX
MidCap Growth III			PPQJX		PPIMX	PHASX	PPQNX	PPQMX	PPQSX	PPQPX
MidCap S&P 400 Index			PMFJX		MPSIX	PMSSX	PMFNX	PMFMX	PMFSX	PMFPX
MidCap Value I			PVEJX		PVMIX	PLASX	PABUX	PMPRX	PABWX	PABVX
MidCap Value III	PVCAX		PMCJX	PMVPX	PVUIX	PMSVX	PKPPX	PJPPX	PMPPX	PLPPX	PCMIX
Money Market	PCSXX	PPCXX	PMJXX		PVMXX
Overseas					PINZX	PINQX	PINSX	PINTX	PINUX	PINGX
Principal Capital Appreciation	CMNWX	CMNCX		PCFPX	PWCIX	PCAMX	PCANX	PCAOX	PCAPX	PCAQX
Principal LifeTime Strategic Income	PALTX		PLSJX		PLSIX	PLAIX	PLSNX	PLSMX	PLSSX	PLSPX
Principal LifeTime 2010	PENAX		PTAJX		PTTIX	PVASX	PTANX	PTAMX	PTASX	PTAPX
Principal LifeTime 2015					LTINX	LTSGX	LTASX	LTAPX	LTSLX	LTPFX
Principal LifeTime 2020	PTBAX		PLFJX		PLWIX	PWASX	PTBNX	PTBMX	PTBSX	PTBPX
Principal LifeTime 2025					LTSTX	LTSNX	LTADX	LTVPX	LTEEX	LTPDX
Principal LifeTime 2030	PTCAX		PLTJX		PMTIX	PXASX	PTCNX	PTCMX	PTCSX	PTCPX
Principal LifeTime 2035					LTIUX	LTANX	LTVIX	LTAOX	LTSEX	LTPEX
Principal LifeTime 2040	PTDAX		PTDJX		PTDIX	PYASX	PTDNX	PTDMX	PTDSX	PTDPX
Principal LifeTime 2045					LTRIX	LTRGX	LTRSX	LTRVX	LTRLX	LTRDX
Principal LifeTime 2050	PPEAX		PFLJX		PPLIX	PZASX	PTENX	PTERX	PTESX	PTEFX
Principal LifeTime 2055					LTFIX	LTFGX	LTFSX	LTFDX	LTFLX	LTFPX
Principal LifeTime 2060			PLTAX		PLTZX	PLTRX	PLTBX	PLTCX	PLTMX	PLTOX
Principal LifeTime Hybrid Income					PHTFX			PHTEX		PHTDX	PLTYX
Principal LifeTime Hybrid 2015					PHTMX			PHTCX		PHTRX	PLRRX
Principal LifeTime Hybrid 2020					PHTTX			PHWIX		PHTIX	PLTTX
Principal LifeTime Hybrid 2025					PHTQX			PHTPX		PHTOX	PLFTX
Principal LifeTime Hybrid 2030					PHTNX			PHTLX		PHTKX	PLZTX
Principal LifeTime Hybrid 2035					PHTJX			PHTHX		PHTGX	PLRTX
Principal LifeTime Hybrid 2040					PLTQX			PLTGX		PHTZX	PLMTX
Principal LifeTime Hybrid 2045					PHTYX			PHTWX		PHTVX	PLNTX
Principal LifeTime Hybrid 2050					PHTUX			PHTSX		PLRJX	PLJTX
Principal LifeTime Hybrid 2055					PLTNX			PLTLX		PLTKX	PLHTX
Principal LifeTime Hybrid 2060					PLTHX			PLTEX		PLTDX	PLKTX
Real Estate Securities	PRRAX	PRCEX	PREJX	PIRPX	PIREX	PRAEX	PRENX	PRERX	PRETX	PREPX
SAM Balanced	SABPX	SCBPX	PSAJX	PQRBX	PSBIX	PSBGX	PSBVX	PBAPX	PSBLX	PSBFX
SAM Conservative Balanced	SAIPX	SCIPX	PCBJX	PCBTX	PCCIX	PCSSX	PCNSX	PCBPX	PCBLX	PCBFX
SAM Conservative Growth	SAGPX	SCGPX	PCGJX	PCGMX	PCWIX	PCGGX	PCGVX	PCGPX	PCWSX	PCWPX
SAM Flexible Income	SAUPX	SCUPX	PFIJX	PFITX	PIFIX	PFIGX	PFIVX	PFIPX	PFILX	PFIFX
SAM Strategic Growth	SACAX	SWHCX	PSWJX	PSGHX	PSWIX	PSGGX	PSGVX	PSGPX	PSGLX	PSGFX
Short-Term Income	SRHQX	STCCX	PSJIX	PSTPX	PSHIX	PSIMX	PSINX	PSIOX	PSIPX	PSIQX
SmallCap	PLLAX	PSMCX	PSBJX	PSFPX	PSLIX	PSABX	PSBNX	PSBMX	PSBSX	PSBPX
SmallCap Growth I			PSIJX		PGRTX	PNASX	PPNNX	PPNMX	PPNSX	PPNPX	PCSMX
SmallCap S&P 600 Index			PSSJX		PSSIX	PSAPX	PSSNX	PSSMX	PSSSX	PSSPX
SmallCap Value II	PSVAX		PSMJX	PSCPX	PPVIX	PCPTX	PKARX	PJARX	PSTWX	PLARX	PSMVX
Tax-Exempt Bond	PTEAX	PTBCX		PTETX	PITEX

FUND HISTORY
Principal Funds, Inc. (“PFI” or the "Fund") was organized as Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund, Inc. effective September 14, 2000. The Fund changed its name to Principal Funds, Inc. effective June 13, 2008.
On January 12, 2007, the Fund acquired WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC.
Classes offered by each Fund are shown in the following table.

Share Class
Fund/Portfolio	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
California Municipal	X	X		X	X
Core Plus Bond	X	X	X		X	X	X	X	X	X
Diversified International	X	X	X	X	X	X	X	X	X	X
Equity Income	X	X		X	X	X	X	X	X	X
Finisterre Unconstrained Emerging Markets Bond	X			X	X
Global Diversified Income	X	X		X	X
Global Real Estate Securities	X	X		X	X			X	X	X	X
Government & High Quality Bond	X	X	X	X	X	X	X	X	X	X
High Yield	X	X		X	X
High Yield I	X				X
Income	X	X	X	X	X	X	X	X	X	X	X
Inflation Protection	X	X	X		X	X	X	X	X	X
International Emerging Markets	X	X	X	X	X	X	X	X	X	X
International I	X			X	X	X	X	X	X	X
LargeCap Growth	X	X	X	X	X	X	X	X	X	X
LargeCap Growth I	X		X	X	X	X	X	X	X	X	X
LargeCap Growth II			X		X	X	X	X	X	X
LargeCap S&P 500 Index	X	X	X		X	X	X	X	X	X
LargeCap Value	X	X	X	X	X	X	X	X	X	X
LargeCap Value III			X		X	X	X	X	X	X
MidCap	X	X	X	X	X	X	X	X	X	X
MidCap Growth			X		X	X	X	X	X	X
MidCap Growth III			X		X	X	X	X	X	X
MidCap S&P 400 Index			X		X	X	X	X	X	X
MidCap Value I			X		X	X	X	X	X	X
MidCap Value III	X		X	X	X	X	X	X	X	X	X
Money Market	X	X	X		X
Overseas					X	X	X	X	X	X
Principal Capital Appreciation	X	X		X	X	X	X	X	X	X
Principal LifeTime Strategic Income	X		X		X	X	X	X	X	X
Principal LifeTime 2010	X		X		X	X	X	X	X	X
Principal LifeTime 2015					X	X	X	X	X	X
Principal LifeTime 2020	X		X		X	X	X	X	X	X
Principal LifeTime 2025					X	X	X	X	X	X
Principal LifeTime 2030	X		X		X	X	X	X	X	X
Principal LifeTime 2035					X	X	X	X	X	X
Principal LifeTime 2040	X		X		X	X	X	X	X	X
Principal LifeTime 2045					X	X	X	X	X	X
Principal LifeTime 2050	X		X		X	X	X	X	X	X
Principal LifeTime 2055					X	X	X	X	X	X
Principal LifeTime 2060			X		X	X	X	X	X	X
Principal LifeTime Hybrid Income					X			X		X	X
Principal LifeTime Hybrid 2015					X			X		X	X
Principal LifeTime Hybrid 2020					X			X		X	X
Principal LifeTime Hybrid 2025					X			X		X	X
Principal LifeTime Hybrid 2030					X			X		X	X
Principal LifeTime Hybrid 2035					X			X		X	X
Principal LifeTime Hybrid 2040					X			X		X	X
Principal LifeTime Hybrid 2045					X			X		X	X
Principal LifeTime Hybrid 2050					X			X		X	X
Principal LifeTime Hybrid 2055					X			X		X	X
Principal LifeTime Hybrid 2060					X			X		X	X
Real Estate Securities	X	X	X	X	X	X	X	X	X	X
SAM Balanced	X	X	X	X	X	X	X	X	X	X
SAM Conservative Balanced	X	X	X	X	X	X	X	X	X	X
SAM Conservative Growth	X	X	X	X	X	X	X	X	X	X
SAM Flexible Income	X	X	X	X	X	X	X	X	X	X
SAM Strategic Growth	X	X	X	X	X	X	X	X	X	X
Short-Term Income	X	X	X	X	X	X	X	X	X	X
SmallCap	X	X	X	X	X	X	X	X	X	X
SmallCap Growth I			X		X	X	X	X	X	X	X
SmallCap S&P 600 Index			X		X	X	X	X	X	X
SmallCap Value II	X		X	X	X	X	X	X	X	X	X
Tax-Exempt Bond	X	X		X	X

Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call Principal Funds at 1-800-222-5852.
Principal Management Corporation ("PMC" or “Principal” or the "Manager") may recommend to the Board, and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors. Principal may make such a recommendation when a fund approaches a size where additional investments in the fund have the potential to adversely impact fund performance and make it increasingly difficult to keep the fund fully invested in a manner consistent with its investment objective. Principal may also recommend to the Board, and the Board may elect, to close certain share classes to new or new and existing investors.
MULTIPLE CLASS STRUCTURE
The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. The share classes that are offered by each Fund are identified in the chart included under the heading "Fund History." The share classes offered under the plan include: Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6.
Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase, as described in the prospectus. Certain redemptions of Class A shares within 12 months of purchase may be subject to a contingent deferred sales charge (“CDSC”), as described in the prospectus.
Class C shares are not subject to a sales charge at the time of purchase but are subject to a 1% CDSC on shares redeemed within 12 months of purchase, as described in the prospectus.
Class J shares are sold without any front-end sales charge. A CDSC of 1% is imposed if Class J shares are redeemed within 18 months of purchase, as described in the prospectus.
For Classes A, C, and J shares, the CDSC is waived on shares:

•	redeemed within 90 days after an account is re-registered due to a shareholder's death;

•	redeemed to pay surrender fees;

•	redeemed to pay retirement plan fees;

•	redeemed involuntarily from accounts with small balances;

•	redeemed due to the shareholder's disability (as defined by the Internal Revenue Code) provided the shares were purchased prior to the disability;

•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

•	redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;

•
redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55;

•	redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

•
redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)

For Class J shares, the CDSC also is waived on shares:

•	redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO); or

•
of the Money Market Fund redeemed within 30 days of the initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Principal Securities, Inc. (PSI)

The Institutional Class and Classes P, R-1, R-2, R-3, R-4, R-5, and R-6 shares are available without any front-end sales charge or contingent deferred sales charge. Class P shares are generally available through mutual fund wrap programs or fee based advisory programs which may charge fees in addition to those charged by the Funds. Classes R-1, R-2, R-3, R-4, and R-5 shares are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds. Classes R-1, R-2, R-3, R-4, and R-5 shares are subject to asset based charges (described below). Class R-6 shares are generally available through the defined contribution investment only channel.
Principal receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's Classes R-1, R-2, R-3, R-4, and R-5 shares pay Principal a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.

Service Agreement (Classes R-1, R-2, R-3, R-4, and R-5 Shares)
The Service Agreement provides for Principal to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:

•	responding to plan sponsor and plan member inquiries;

•	providing information regarding plan sponsor and plan member investments; and

•
providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay Principal service fees equal to 0.25% of the average daily net assets attributable to each of the Classes R-1, R-2, R-3, R-4, and R-5 shares. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).
Administrative Service Agreement (Classes R-1, R-2, R-3, R-4, and R-5 Shares)
The Administrative Service Agreement provides for Principal to provide services to beneficial owners of Fund shares. Such services include:

•	receiving, aggregating, and processing purchase, exchange, and redemption requests from plan shareholders;

•	providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;

•	processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;

•	acting as shareholder of record and nominee for plans;

•	maintaining account records for shareholders and/or other beneficial owners;

•	providing notification to plan shareholders of transactions affecting their accounts;

•	forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;

•	distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and

•	other similar administrative services.
As compensation for these services, the Fund will pay Principal service fees equal to 0.28% of the average daily net assets attributable to Class R-1, 0.20% of the average daily net assets of Class R-2, 0.07% of the average daily net assets of Class R-3, 0.03% of the average daily net assets of Class R-4 and 0.01% of the average daily net assets of the Class R-5. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).
Principal will generally, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with Principal, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve Principal of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of Principal.
Rule 12b-1 Fees / Distribution Plans and Agreements
The Distributor for the Funds is Principal Funds Distributor, Inc. (“PFD”). The address for PFD is as follows: 620 Coolidge Drive, Suite 300, Folsom, CA 95630.
In addition to the management and service fees, certain of the Fund's share classes are subject to a Rule 12b-1 Distribution Plan and Agreement (a “Plan”). The Board of Directors and initial shareholders of Classes A, C, J, R-1, R-2, R-3, and R-4 shares have approved and entered into a Plan. In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act)) determined that there was a reasonable likelihood that the Plans would benefit the Funds and the shareholders of the affected classes. Among the possible benefits of the Plans include the potential for building and retaining Fund assets as well as the ability to offer an incentive for registered representatives to provide ongoing servicing to shareholders.
The Plans provide that each Fund makes payments to the Fund's Distributor from assets of each share class that has a Plan to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the Fund. Such services may include, but are not limited to:

•	formulation and implementation of marketing and promotional activities;

•	preparation, printing, and distribution of sales literature;

•	preparation, printing, and distribution of prospectuses and the Fund reports to other than existing shareholders;

•	obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;

•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and

•	providing training, marketing, and support with respect to the sale of shares.

The Fund pays the Distributor a fee after the end of each month at an annual rate as a percentage of the daily net asset value of the assets attributable to each share class as follows:

Share Class	Maximum Annualized 12b-1 Fee
A (except LargeCap S&P 500 Index, Money Market, and Short-Term Income Funds)(1)	0.25%
A of LargeCap S&P 500 Index and Short-Term Income Funds(1)	0.15%
C (1)	1.00%
J (1)	0.15%
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%
(1) The Distributor also receives the proceeds of any CDSC imposed on the redemption of Class A, C, or J shares.
Effective December 31, 2015, the Distributor has contractually agreed to limit the Distribution Fees attributable to Class J normally payable by the Money Market Fund. This waiver is in place through February 28, 2017 and will reduce the Money Market Fund’s Distribution Fees by 0.15%. It is expected that the fee waiver will continue to the period disclosed; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.
The Distributor may remit on a continuous basis all of these sums to its investment representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.
Currently, the Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Classes A, C, J, R-1, R-2, R-3, or R-4 shares.
Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. All fees paid under a Fund's Rule 12b-1 Plan are paid to the Distributor, which is entitled to retain such fees paid by the Fund without regard to the expenses which it incurs.

The Funds made the following Distribution/12b-1 payments for the year ended October 31, 2015:

Fund	Distribution/12b-1 Payments (amounts in thousands)
California Municipal	$654
Core Plus Bond	885
Diversified International	1,444
Equity Income	4,799
Global Diversified Income	34,007
Global Real Estate Securities	877
Government & High Quality Bond	1,749
High Yield	7,447
High Yield I	81
Income	1,754
Inflation Protection	120
International Emerging Markets	691
International I	47
LargeCap Growth	1,419
LargeCap Growth I	873
LargeCap Growth II	119
LargeCap S&P 500 Index	2,969
LargeCap Value	810
LargeCap Value III	266
MidCap	10,186
MidCap Growth	174
MidCap Growth III	163
MidCap S&P 400 Index	789
MidCap Value I	368
MidCap Value III	357
Money Market	777
Overseas	1
Principal Capital Appreciation	2,852
Principal LifeTime 2010	1,055
Principal LifeTime 2015	370
Principal LifeTime 2020	3,937
Principal LifeTime 2025	635
Principal LifeTime 2030	4,151
Principal LifeTime 2035	443
Principal LifeTime 2040	2,521
Principal LifeTime 2045	255
Principal LifeTime 2050	1,007
Principal LifeTime 2055	59
Principal LifeTime 2060	21
Principal LifeTime Strategic Income	425
Real Estate Securities	1,877
SAM Balanced	15,913
SAM Conservative Balanced	5,304
SAM Conservative Growth	10,973
SAM Flexible Income	7,477
SAM Strategic Growth	6,815
Short-Term Income	1,638
SmallCap	1,290
SmallCap Growth I	235
SmallCap S&P 600 Index	882
SmallCap Value II	114
Tax-Exempt Bond	667

Transfer Agency Agreement (Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 shares)
The Transfer Agency Agreement provides for Principal Shareholder Services, Inc. (“PSS”) (620 Coolidge Drive, Suite 300, Folsom, CA 95630), a wholly owned subsidiary of Principal, to act as transfer and shareholder servicing agent for the Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 shares.

•
For Classes A, C, P, and Institutional shares, the Fund pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount equal to the costs incurred by PSS for providing such services.

•	For Class J shares, the Fund pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount that includes profit.

The Fund pays PSS for the following services for Classes A, C, J, and P shares and Institutional class shares:

•	issuance, transfer, conversion, cancellation, and registry of ownership of Fund shares, and maintenance of open account system;

•	preparation and distribution of dividend and capital gain payments to shareholders;

•	delivery, redemption and repurchase of shares, and remittances to shareholders;

•	the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;

•	communication with shareholders concerning the above items; and

•	use of its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.
The Fund does not pay for these services for Classes R-1, R-2, R-3, R-4, R-5, and R-6 shares. PSS will pay operating expenses attributable to Classes R-1, R-2, R-3, R-4, and R-5 shares related to (a) the cost of meetings of shareholders and (b) the costs of initial and ongoing qualification of the capital stock of the Fund for sale in states and jurisdictions.
DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
The Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple investment portfolios which are referred to as "Funds." Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. Each of the Funds is diversified except the Finisterre Unconstrained Emerging Markets Bond and Real Estate Securities Funds which are non-diversified.
Fund Policies
The investment objectives, investment strategies and the principal risks of each Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities those managing investments of each Fund can select. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.
The composition of each Fund and the techniques and strategies that those managing investments of each Fund may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.
The investment objective of each Fund and, except as described below as "Fundamental Restrictions," the investment strategies described in this Statement of Additional Information and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended, ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

With the exception of the diversification test required by the Internal Revenue Code, the Funds will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Fund's prospectus or Statement of Additional Information.

California Municipal, Core Plus Bond, Diversified International, Equity Income, Finisterre Unconstrained Emerging Markets Bond, Global Diversified Income, Global Real Estate Securities, Government & High Quality Bond, High Yield, High Yield I, Income, Inflation Protection, International Emerging Markets, LargeCap Growth, LargeCap Growth I, LargeCap Growth II, LargeCap S&P 500 Index, LargeCap Value, LargeCap Value III, MidCap, MidCap Growth, MidCap Growth III, MidCap S&P 400 Index, MidCap Value I, MidCap Value III, Money Market, Overseas, Principal Capital Appreciation, Real Estate Securities, Short-Term Income, SmallCap, SmallCap Growth I, SmallCap S&P 600 Index, SmallCap Value II, and Tax-Exempt Bond Funds
Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each:

1)
Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)
Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3)
Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

4)	Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)
Fund, except Finisterre Unconstrained Emerging Markets Bond, Global Real Estate Securities and Real Estate Securities Funds, has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This restriction does not apply to the California Municipal Fund.

7)
Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund. This restriction applies only to the California Municipal Fund.

8)
Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.  This restriction does not apply to the Global Real Estate Securities and Real Estate Securities Funds (the restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds except to the extent that the related Index is also so concentrated).

The Global Real Estate Securities and Real Estate Securities Funds will concentrate their investments in a particular industry or group of industries as described in the prospectus.

9)	Fund may not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
Non-Fundamental Restrictions
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

1)
Invest more than 15% (5% in the case of the Money Market Fund) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law or regulatory authority having jurisdiction, from time to time.

2)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.

3)	Invest in companies for the purpose of exercising control or management.

4)
Invest more than 25% (35% for High Yield Fund) of its assets in foreign securities, except that the Diversified International, Finisterre Unconstrained Emerging Markets Bond, Global Diversified Income, Global Real Estate Securities, International Emerging Markets, Money Market, and Overseas Funds each may invest up to 100% of its assets in foreign securities, the LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested, and the California Municipal, Government & High Quality Bond, and Tax-Exempt Bond Funds may not invest in foreign securities.

5)	Invest more than 5% of its total assets in real estate limited partnership interests (except the Global Diversified Income, Global Real Estate Securities, and Real Estate Securities Funds).

6)
Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the Securities and Exchange Commission. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Each of the above-listed Funds (except the California Municipal, Diversified International, Global Diversified Income, Income, Inflation Protection, Principal Capital Appreciation, Short-Term Income and Tax-Exempt Bond Funds) has also adopted the non-fundamental policy, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of investments, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. This policy applies at the time of purchase. The Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.
The Tax-Exempt Bond Fund has also adopted a fundamental policy which requires it, under normal circumstances, to invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax.
The California Municipal Fund has adopted a fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in investments the income from which is exempt from federal income tax and California state personal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax and California state personal income tax. The Fund also has adopted a non-fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in municipal obligations.

International Fund I
Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund:

1)	May not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)
May not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3)
May not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

4)	May not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	May not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)
Has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7)
May not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

8)	May not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
Non-Fundamental Restrictions
The above-listed Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's present policy to:

1)
Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

2)
Purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

3)
Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the Securities and Exchange Commission. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, Principal LifeTime 2060, and Principal LifeTime Strategic Income Funds; Principal LifeTime Hybrid 2015, Principal LifeTime Hybrid 2020, Principal LifeTime Hybrid 2025, Principal LifeTime Hybrid 2030, Principal LifeTime Hybrid 2035, Principal LifeTime Hybrid 2040, Principal LifeTime Hybrid 2045, Principal LifeTime Hybrid 2050, Principal LifeTime Hybrid 2055, Principal LifeTime Hybrid 2060, and Principal LifeTime Hybrid Income Funds; and the Strategic Asset Management Portfolios (Balanced, Conservative Balanced, Conservative Growth, Flexible Income, and Strategic Growth Portfolios)
Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each Fund:

1)	May not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)
May not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3)
May not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

4)	May not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	May not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)
Has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7)
May not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

8)	May not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
Non-Fundamental Restrictions
Each of these above-listed Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

1)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, by the underlying funds are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.

2)	Invest in companies for the purpose of exercising control or management.
Investment Strategies and Risks Related to Borrowing and Senior Securities, Commodity-Related Investments and Industry Concentration
Borrowing and Senior Securities
Under the 1940 Act, a fund that borrows money is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. If a Fund invests the proceeds of borrowing, borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. If a Fund invests the proceeds of borrowing, money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Pursuant to SEC staff interpretations of the 1940 Act, a fund that purchases securities or makes other investments that have a leveraging effect on the fund (for example, reverse repurchase agreements) must segregate assets to render them not available for sale or other disposition in an amount equal to the amount the fund owes pursuant to the terms of the security or other investment.
Commodity-Related Investments
All Funds Except the Finisterre Unconstrained Emerging Markets Bond Fund
Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds under Rule 4.5, the Funds are not deemed to be “commodity pools” or “commodity pool operators” under the Commodity Exchange Act (“CEA”). The Funds are therefore not subject to registration under the CEA. The CFTC recently amended Rule 4.5 “Exclusion for certain otherwise regulated persons from the definition of the term ‘commodity pool operator.’” Rule 4.5 provides that an investment company does not meet the definition of “commodity pool” or “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in Rule 4.5. The Funds intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If any of the Funds is unable to do so, it may incur expenses to comply with the CEA and rules the CFTC has adopted under it.
Finisterre Unconstrained Emerging Markets Bond Fund
Based on its current investment strategies, the Finisterre Unconstrained Emerging Markets Bond Fund is deemed to be a "commodity pool" under the CEA, and Principal is considered a "commodity pool operator" with respect to the Fund. Principal is therefore subject to dual regulation by the SEC and the CFTC. The CFTC or the SEC could alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes and interest rate futures and currency futures) or options on commodity futures or swaps transactions by investment companies, including this Fund.
Industry Concentration
“Concentration” means a fund invests more than 25% of its net assets in a particular industry or group of industries. To monitor compliance with the policy regarding industry concentration, the Funds may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard (GICS), the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or any other reasonable industry classification system. The Funds interpret their policy with respect to concentration in a particular industry to apply only to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, government securities such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions. The Funds view their investments in privately issued mortgage-related securities, asset-backed securities or tax-exempt municipal securities as not representing interests in any particular industry or group of industries. For information about municipal securities, see the Municipal Obligations section.
Other Investment Strategies and Risks
Commodity Index-Linked Notes
A commodity index-linked note is a type of structured note that is a derivative instrument. Over the long term, the returns on a fund's investments in commodity index-linked notes are expected to exhibit low or negative correlation with stocks and bonds, which means the prices of commodity-linked notes may move in a different direction than investments in traditional equity and debt securities. As an example, during periods of rising inflation, debt securities have historically tended to decrease in value and the prices of certain commodities, such as oil and metals, have historically tended to increase. The reverse may be true during "bull markets," when the value of traditional securities such as stocks and bonds is increasing. Under such economic conditions, a fund's investments in commodity index-linked notes may be expected not to perform as well as investments in traditional securities. There can be no assurance, however, that derivative instruments will perform in that manner in the future and, at certain times in the past, the price movements of commodity-linked investments have been parallel to debt and equity securities. If commodities prices move in tandem with the prices of financial assets, they may not provide overall portfolio diversification benefits.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the fund’s ability to achieve its investment objective.

Synthetic Convertibles
A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when such a combination may better achieve a fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
A fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the fund in turn assumes credit risk associated with the convertible note.
Corporate Reorganizations
Funds may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Advisor, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a fund.
In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount: significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Advisor, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.
Cyber Security Issues
The Fund and its service providers may be subject to cyber security risks. Those risks include, among others, theft, misuse or corruption of data maintained online or digitally; denial of service attacks on websites; the loss or unauthorized release of confidential and proprietary information; operational disruption; or various other forms of cyber security breaches. Cyber-attacks against or security breakdowns of a Fund or its service providers may harm the Fund and its shareholders, potentially resulting in, among other things, financial losses, the inability of Fund shareholders to transact business, inability to calculate a fund’s NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance and remediation costs. Cyber security risks may also affect issuers of securities in which a fund invests, potentially causing the fund’s investment in such issuers to lose value. Despite risk management processes, there can be no guarantee that a fund will avoid losses relating to cyber security risks or other information security breaches.
Derivatives
Options on Securities and Securities Indices
The Funds (except the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, and SAM Portfolios) may each write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase, or to generate additional revenue.

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Exchange-Traded Options. An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction.

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Over the Counter ("OTC") Options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Writing Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.
The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.
The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian or segregates on the Fund's records, cash, or other liquid assets with a value at least equal to the market value of the option that was written.
Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.
Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. For a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.
Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.
Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.
Index Warrants. Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then a Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.
Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.
Futures Contracts and Options on Futures Contracts
The Funds (except the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, and SAM Portfolios)) may each purchase and sell futures contracts of many types, including for example, futures contracts covering indexes, financial instruments, and foreign currencies. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. The Commodity Futures Trading Commission regulates futures contracts, options on futures contracts, and the commodity exchanges on which they are traded. Through the purchase and sale of futures contracts and related options, a Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Each Fund may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

Futures Contracts. A Fund may purchase or sell a futures contract to gain exposure to a particular market asset without directly purchasing that asset. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.
A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).
When a Fund purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Fund executes the transaction. When entering into a futures transaction, the Fund does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Fund deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as "initial margin." In contrast to the use of margin account to purchase securities, the Fund's deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Fund's performance of the transaction. The futures commission merchant returns the initial margin to the Fund upon termination of the futures contract if the Fund has satisfied all its contractual obligations.
Subsequent payments to and from the futures commission merchant, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.
In using futures contracts, the Fund may seek to establish with more certainty than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keeps the Fund's net asset value from declining as much as it otherwise would. A Fund may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts.
When increases in the prices of equities are expected, a Fund may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.
Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.
Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.
If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.
When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.
Risks Associated with Futures Transactions. There are many risks associated with transactions in futures contracts and related options. The value of the assets that are the subject of the futures contract may not move in the anticipated direction. A Fund's successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.
Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.
Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Debt-Linked and Equity-Linked Securities
The Funds may invest in debt-linked and equity-linked securities. The investment results of such instruments are intended to correspond generally to the performance of one or more specified equity or debt securities, or of a specific index or analogous “basket” of equity or debt securities. Therefore, investing in these instruments involves risks similar to the risks of investing in the underlying stocks or bonds directly. In addition, a Fund bears the risk that the issuer of an equity- or debt-linked security may default on its obligations under the instrument. Equity- and debt-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments as well as structured notes. Like many derivatives and structured notes, equity- and debt-linked securities may be considered illiquid, potentially limiting a Fund’s ability to dispose of them.

Hybrid Instruments
A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Spread Transactions
The Funds (except the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, and SAM Portfolios) may each engage in spread trades, which typically represent a simultaneous purchase and sale of two different contracts designed to capture the change in the relationship in price between the two contracts. Spread transactions are typically accompanied by lower margin requirements and lower volatility than an outright purchase. Each Fund may purchase spread options. The purchase of a covered spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The security covering the spread option is maintained in segregated accounts either with the Fund's custodian or on the Fund's records. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.
Swap Agreements and Options on Swap Agreements
Each Fund (except the Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency swap agreements and currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”).
A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; to protect against currency fluctuations; as a duration management technique; to protect against any increase in the price of securities a Fund anticipates purchasing at a later date; to gain exposure to one or more securities, currencies, or interest rates; to take advantage of perceived mispricing in the securities markets; or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index.

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Interest rate swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

•	Currency swaps. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies.

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Index swaps. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury Securities).

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Total return swaps. A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases.

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Commodity swap agreements. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

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Credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.
The Funds may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, a Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. A Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which a Fund is exposed, such investments entail additional risks that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.

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Investment Pools. The Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They also may be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, a Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swaps may be considered illiquid.

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Contracts for differences. “Contracts for differences” are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, a Fund’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, a Fund’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. A Fund may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. A Fund may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.

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Swaptions. A swap option (also known as “swaptions”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The buyer and seller of the swap option agree on the strike price, length of the option period, the term of the swap, notional amount, amortization and frequency of settlement. A Fund may engage in swap options for hedging purposes or in an attempt to manage and mitigate credit and interest rate risk. Each Fund (except the Money Market Fund) may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes.

Obligations under Swap Agreements. The swap agreements the Funds enter into settle in cash and, therefore, provide for calculation of the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund's current obligations (or rights) under such a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund's current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements for which the Fund segregates assets will not be construed to be “senior securities” for purposes of the Fund's investment restriction concerning senior securities.
Risks associated with Swap Agreements. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. Whether a

Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or Sub-Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Liquidity of Swap Agreements. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid. The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:

•	the frequency of trades and quotations,

•	the number of dealers and prospective purchasers in the marketplace,

•	dealer undertakings to make a market,

•	the nature of the security (including any demand or tender features), and

•	the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).
Such determination will govern whether a swap will be deemed to be within each Fund's restriction on investments in illiquid securities.
Valuing Swap Agreements. For purposes of applying the funds’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the funds at market value. In the case of a credit default swap, however, in applying certain of the funds’ investment policies and restrictions the fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the funds’ other investment policies and restrictions. For example, a fund may value credit default swaps at full exposure value for purposes of the fund’s credit quality guidelines because such value reflects the fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Permissible Uses of Futures and Options on Futures Contracts
Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, commodity, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so. When a Fund purchases a futures contract, or writes a call option on a futures contract, it segregates liquid assets that, when added to the value of assets deposited with the futures commission merchant as margin, are equal to the market value of the contract.

Limitations on the Use of Futures, Options on Futures Contracts, and Swaps
Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds under Rule 4.5, the Funds are not deemed to be “commodity pools” or “commodity pool operators” under the Commodity Exchange Act (“CEA”). The Funds are therefore not subject to registration under the CEA. Rule 4.5 provides that a an investment company does not meet the definition of “commodity pool” or “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in Rule 4.5. The Funds intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions.
Finisterre Unconstrained Emerging Markets Bond Fund. The Finisterre Unconstrained Emerging Markets Bond Fund is deemed to be a regulated "commodity pool" under the CEA and as a result may invest in futures contracts, options on future contracts and swaps in excess of the limitations imposed by the CFTC under Rule 4.5.
Fixed-Income Securities
Funding Agreements
Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs are considered illiquid securities and will be subject to any limitations on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.
Inflation-Indexed Bonds
The Funds may invest in inflation-indexed bonds or inflation protected debt securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon. Inflation-indexed securities issued by the U.S. Treasury (Treasury Inflation Protected Securities or TIPS) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Step-Coupon Securities
The Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.
"Stripped" Securities
The Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities.
Structured Notes
Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.
Structured notes can serve many different purposes in the management of a fund. For example, they can be used to increase a fund’s exposure to changes in the value of assets that a fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They also can be used to hedge the risks associated with other investments a fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a fund’s portfolio as a whole. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments.
Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes also may be more difficult to accurately price than less complex securities and instruments or more traditional debt securities. Many structured notes have limited or no liquidity, so that a fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Sub-Advisor’s analysis of the issuer’s creditworthiness and financial prospects, and of the Sub-Advisor’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.

Zero-Coupon Securities
The Funds may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.
Foreign Currency Transactions
Funds may engage in foreign currency transactions for both hedging and investment purposes. In addition, certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The funds may also use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars.
To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.
Options on Foreign Currencies
In addition, a Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio. Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require a Fund to forgo a portion or all of the benefits of advantageous changes in those rates.
A Fund also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by a Fund, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
Futures on Currency
A foreign currency future provides for the future sale by one party and purchase by another party of a specified quantity of foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward Foreign Currency Exchange Contracts
The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.
The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.
A Fund segregates liquid assets in an amount equal to (1) at least its daily marked-to-market (net) obligation (i.e., its daily net liability, if any) with respect to forward currency contracts that are cash settled and (2) the net notional value with respect to forward currency contracts that are not cash settled. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.
Risks Associated with Currency Transactions
Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities. Because a Fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. companies. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a fund that is not over-weighted in that region.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in currency hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency forward contracts are subject to the same risks that apply to the use of forward contracts generally. Further, settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Moreover, a Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a forward counterparty.

High Yield Securities
Some funds invest a portion of their assets in bonds that are rated below investment grade (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. Issuers of high yield securities may be involved in restructurings or bankruptcy proceedings that may not be successful.  If an issuer defaults, it may not be able to pay all or a portion of interest and principal owed to the fund, it may exchange the high yield securities owned by the fund for other securities, including equities, and/or the fund may incur additional expenses while seeking recovery of its investment. Some funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds. Some of the high yield securities consist of Rule 144A securities. High yield securities may contain any type of interest rate payment or reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and those with auction rate features.
Initial Public Offerings ("IPOs")
An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.
When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.
Interfund Lending and Borrowing
The SEC has granted an exemption permitting Principal Funds to borrow money from and lend money to each other for temporary or emergency purposes. The loans are subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies. Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The Board is responsible for overseeing and periodically reviewing the interfund lending program.

Inverse Floating Rate and Other Variable and Floating Rate Instruments
The Funds may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.
Investment Company Securities
Each Fund may invest in the securities of investment companies, subject to its fundamental and non-fundamental investment restrictions. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.
As a shareholder in an investment company, a Fund would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
Master Limited Partnerships (“MLPs”)
An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from "Qualifying Income". Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP's organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.
An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.
The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/ or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Processing MLPs may be directly affected by energy commodity prices. Propane

MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices. The MLP industry in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.
Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.
Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission ("FERC"), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline. Certain MLPs regulated by the FERC have the right, but are not obligated, to redeem common units held by an investor who is not subject to U.S. federal income taxation. The financial condition and results of operations of an MLP that redeems its common units could be adversely impacted.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
Municipal Obligations and AMT-Subject Bonds
Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds,

that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.
The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities. To the extent that a fund invests a significant portion of its assets in municipal obligations issued in connection with a single project, the fund likely will be affected by the economic, business or political environment of the project.
AMT-Subject Bonds are industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.
Municipal Bonds
Municipal Bonds may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Funds may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.
Municipal Commercial Paper
Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Municipal Notes
Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

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Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

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Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

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Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The California Municipal and Tax-Exempt Bond Funds will only purchase construction loan notes that are subject to GNMA or bank purchase commitments.

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Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

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Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Other Municipal Obligations
Other kinds of Municipal Obligations are occasionally available in the marketplace, and the fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned.
Stand-By Commitments
Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a fund with respect to a particular municipal security held in the fund's portfolio.
The amount payable to a fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.
A fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the funds without the payment of any direct or indirect consideration. The funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a fund's portfolio would not exceed 0.50% of the value of a fund's total assets calculated immediately after each stand-by commitment is acquired.
The funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that their Sub-Advisors believe present minimum credit risks. A fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a fund will be evaluated on an ongoing basis by the Sub-Advisor.
A fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a fund's portfolio.

Variable and Floating Rate Obligations
Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the fund to redeem at par.
The fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Sub-Advisor monitors on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A fund has the right to demand payment on seven days' notice, for all or any part of the fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the fund.
Risks of Municipal Obligations
The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.
Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the fund to pay "exempt interest" dividends may be adversely affected. The fund would reevaluate its investment objective and policies and consider changes in its structure.
Special Considerations Relating to California Municipal Obligations
The California Municipal Fund concentrates its investments in California municipal obligations, and therefore may be significantly impacted by political, economic, or regulatory developments that affect issuers in California and their ability to pay principal and interest on their obligations. The ability of issuers to pay interest on, and repay principal of, California municipal obligations may be affected by 1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, 2) voter initiatives, 3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property, and 4) the general financial condition of the State of California and the California economy. The Tax-Exempt Bond Fund also invests in California municipal obligations.

Taxable Investments of the Municipal Funds
The California Municipal and Tax-Exempt Bond Funds may invest a portion of their assets, as described in the prospectus, in taxable short-term investments consisting of: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements ("Taxable Investments"). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least "A" by S&P or "Prime" by Moody's or, if not rated, must be issued by companies having an outstanding debt issue rated at least "A" by S&P or Moody's; corporate bonds and debentures must be rated at least "A" by S&P or Moody's. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund's Manager, it is advisable to maintain a temporary "defensive" posture, the California Municipal and Tax-Exempt Bond Funds may invest without limitation in Taxable Investments. At other times, Taxable Investments, Municipal Obligations that do not meet the quality standards required for the 80% portion of the portfolio and Municipal Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax will not exceed 20% of the Fund's total assets.
Insurance
The insured municipal obligations in which the California Municipal and Tax-Exempt Bond Funds may invest are insured under insurance policies that relate to the specific municipal obligation in question. This insurance is generally non-cancelable and will continue in force so long as the municipal obligations are outstanding and the insurer remains in business.
The insured municipal obligations are generally insured as to the scheduled payment of all installments of principal and interest as they fall due. The insurance covers only credit risk and therefore does not guarantee the market value of the obligations in a Fund's investment portfolio or a Fund's NAV. The Fund's NAV will continue to fluctuate in response to fluctuations in interest rates. A Fund's investment policy requiring investment in insured municipal obligations will not affect the Fund's ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.
Pay-in-Kind Securities
The Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.
Portfolio Turnover (Active Trading)
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.
It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.
Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.
Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.

The following Funds had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

Fund	2015 Turnover	2014 Turnover	Comments
International I	52.8%	128.4%	The Fund changed sub-advisors in June of 2014. This transition resulted in higher turnover in 2014 than 2015.
MidCap Growth III	64.6%	131.4%	The Fund changed sub-advisors in January of 2014. This transition resulted in higher turnover in 2014 than 2015.
Principal LifeTime 2025	49.9%	15.8%	There were more changes to underlying funds in 2015 than 2014, resulting in higher turnover.
Principal LifeTime 2030	36.0%	15.3%	There were more changes to underlying funds in 2015 than 2014, resulting in higher turnover.
Principal LifeTime 2035	38.8%	13.4%	There were more changes to underlying funds in 2015 than 2014, resulting in higher turnover.
Principal LifeTime 2040	25.2%	11.5%	There were more changes to underlying funds in 2015 than 2014, resulting in higher turnover.
Principal LifeTime 2045	33.3%	8.7%	There were more changes to underlying funds in 2015 than 2014, resulting in higher turnover.
Principal LifeTime 2050	21.6%	9.9%	There were more changes to underlying funds in 2015 than 2014, resulting in higher turnover.
Principal LifeTime 2055	22.4%	8.6%	There were more changes to underlying funds in 2015 than 2014, resulting in higher turnover.
Real Estate Securities	26.2%	11.1%	As market volatility increased, the portfolio management team views on the market shifted throughout the year, this resulted in higher turnover in 2015.
SAM Balanced	27.6%	3.3%	There was more fund movement in 2015 than in 2014, resulting in higher turnover.
SAM Conservative Balanced	22.7%	3.2%	There was more fund movement in 2015 than in 2014, resulting in higher turnover.
SAM Conservative Growth	35.6%	4.0%	There was more fund movement in 2015 than in 2014, resulting in higher turnover.
SAM Flexible Income	17.7%	2.2%	There was more fund movement in 2015 than in 2014, resulting in higher turnover.
SAM Strategic Growth	51.2%	5.9%	There was more fund movement in 2015 than in 2014, resulting in higher turnover.
Preferred Securities
Preferred securities include: traditional preferred securities, hybrid-preferred securities, $25 par hybrid preferred securities, U.S. dividend received deduction (“DRD”) preferred stock, fixed rate and floating rate adjustable preferred securities, step-up preferred securities, public and 144A $1000 par capital securities including U.S. agency subordinated debt issues, tier 2 fixed and floating rate capital securities, alternative tier 1 securities, contingent capital notes, contingent convertible securities ("CoCos"), trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.

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Traditional Preferred Securities. Traditional preferred securities may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. However, these claims are subordinated to more senior creditors, including senior debt holders. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds.

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Hybrid or Trust Preferred Securities. Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities (characteristics of both subordinated debt and preferred stock). Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.

Preferred securities may be issued by trusts (likely one that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company) or other special purpose entities established by operating companies, and are therefore not direct obligations of operating companies. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.

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Floating rate preferred securities. Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

If a portion of a fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction for corporate shareholders. In addition, distributions reported by a fund as derived from qualified dividend income (“QDI”) will be taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided certain holding period and other requirements are met by both the shareholder and the fund. Dividend income that a fund receives from REITs, if any, will generally not be treated as QDI and will not qualify for the corporate dividends-received deduction. It is unclear the extent to which distributions a fund receives from investments in certain preferred securities will be eligible for treatment as QDI or for the corporate dividends-received deduction. A fund cannot predict at this time what portion, if any, of its dividends will qualify for the corporate dividends-received deduction or be eligible for the reduced rates of taxation applicable to QDI.
Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs ("REIT-like") entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make and/or invests in construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See "Foreign Securities").

Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
The Funds may invest in repurchase and reverse repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized, and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.
In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Fund's limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.
A Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase obligation minimizes this effect.
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: 1) be collateralized by the same types of underlying mortgages; 2) be issued by the same agency and be part of the same program; 3) have a similar original stated maturity; 4) have identical net coupon rates; 5) have similar market yields (and therefore price); and 6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund.
A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be segregated by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

Restricted and Illiquid Securities
A Fund may experience difficulty in valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act, (7) thinly-traded securities, and (8) securities whose resale is restricted under the federal securities laws or contractual provisions (including restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers). Generally, restricted securities may be sold only in a public offering for which a registration statement has been filed and declared effective or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund that owns restricted securities may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell.
Illiquid and restricted securities are priced at fair value as determined in good faith by or under the direction of the Directors. As described above, some of the Funds have adopted investment restrictions that limit investments in illiquid securities. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities that may be resold under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.
Securitized Products - Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which the Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.
The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.
The Funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

Short Sales
A short sale involves the sale by the fund of a security that it does not own with the expectation of covering settlement by purchasing the same security at a later date at a lower price. The fund may also enter into a short position by using a derivative instrument, such as a future, forward, or swap agreement. If the price of the security or derivative increases prior to the time the fund is required to replace the borrowed security, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the broker. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the value of the investment.
A “short sale against the box” is a technique that involves selling either a security owned by the fund, or a security equivalent in kind and amount to the security sold short that the fund has the right to obtain, at no additional cost, for delivery at a specified date in the future. A fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short against the box increases prior to the scheduled delivery date, a fund will lose money.
Supranational Entities
The Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.
Synthetic Securities
Incidental to other transactions in fixed income securities and/or for investment purposes, a Fund also may combine options on securities with cash, cash equivalent investments or other fixed income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). A Fund also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.
Temporary Defensive Measures/Money Market Instruments
The Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less.
In addition, all of the Funds may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

•	U.S. Government Securities - Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.

•	U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.

•	U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.

•	U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

•
Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund.
A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

•	Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.

•	Short-term Corporate Debt - Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.

•
Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.

•	Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.
The ratings of nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix B, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

Warrants and Rights
The Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.
When-Issued, Delayed Delivery, and Forward Commitment Transactions
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.
When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Overall responsibility for directing the business and affairs of PFI rests with the Board of Directors, who are elected by PFI's shareholders. In addition to serving on the Board of PFI, each Director serves on the Board of Principal Variable Contracts Funds, Inc. ("PVC”) and as a Trustee on the Board of Principal Exchange-Traded Funds (the "Trust"). The Board is responsible for overseeing the operations of PFI in accordance with the provisions of the 1940 Act, other applicable laws and PFI's charter. The Board elects the officers of PFI to supervise its day-to-day operations. The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person or by telephone. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Board members who are Independent Directors meet annually to consider renewal of PFI's advisory contracts. The Board is currently composed of twelve members, ten of whom are Independent Directors. Each Director has significant prior senior management and/or board experience.
The Chairman of the Board is an interested person of PFI. The Independent Directors of PFI have appointed a lead Independent Director whose role is to review and approve, with the Chairman, the agenda for each Board meeting and facilitate communication among PFI's Independent Directors as well as communication among the Independent Directors, management of PFI and the full Board. PFI has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of PFI, including such items as the number of series or portfolios that comprise PFI, the variety of asset classes those series reflect, the net assets of PFI, the committee structure of the Board and the distribution arrangements of PFI. The appropriateness of this structure is enhanced by PFI’s Board Committees, which are described below, and the allocation of responsibilities among them.
The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board members, a commitment to the interests of shareholders and, for each Independent Director, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who will build upon the diversity of the Board. In addition to those qualifications, the following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Director for PFI. As required by rules the SEC has adopted under the 1940 Act, PFI's Independent Directors select and nominate all candidates for Independent Director positions.
Independent Directors
Elizabeth Ballantine. Ms. Ballantine has served as a Director of PFI and PVC since 2004 and as a Trustee of the Trust since 2014. Through her professional training and experience as an attorney and her experience as a director and investment consultant, Ms. Ballantine is experienced in financial, investment and regulatory matters.
Leroy T. Barnes, Jr. Mr. Barnes has served as a Director of PFI and PVC since 2012 and as a Trustee of the Trust since 2014. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.
Craig Damos. Mr. Damos has served as a Director of PFI and PVC since 2008 and as a Trustee of the Trust since 2014. Since 2011, Mr. Damos has served as the President of The Damos Company (consulting services). Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, he served as the Chief Financial Officer of Weitz Company. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, experience as a director of Principal Funds and employment experience, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.
Mark A. Grimmett. Mr. Grimmett has served as a Director of PFI and PVC since 2004 and as a Trustee of the Trust since 2014. He is a Certified Public Accountant. From 1996-2015, Mr. Grimmett served as the Chief Financial Officer for Merle Norman Cosmetics, Inc. Through his service as a director of Principal Funds, his education and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory and investment matters.
Fritz Hirsch. Mr. Hirsch has served as a Director of PFI and PVC since 2005 and as a Trustee of the Trust since 2014. From 1983-1985, he served as Chief Financial Officer of Sassy, Inc. From 1986-2009, Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc. Since 2011, Mr. Hirsch serves as CEO of MAM USA. Through his experience as a director of the Principal Funds and employment experience, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.

Tao Huang. Mr. Huang has served as a Director of PFI and PVC since 2012 and as a Trustee of the Trust since 2014. From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar. From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar. Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory and investment matters.
Drew E. Lawton. Mr. Lawton has served as a Director of PFI and PVC and as a Trustee of the Trust since 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 - 2015, most recently as a senior managing director and CEO of New York Life Investment Management. Prior to New York Life, he was the president of Fridson Investment Advisors, LLC. Through his employment experience, he is experienced with financial, investment and regulatory matters.
Karen ("Karrie”) McMillan. Ms. McMillan has served as a Director of PFI and PVC, and as a Trustee of the Trust, since 2014. From 2007-2014, Ms. McMillan served as general counsel to the Investment Company Institute. Prior to that (from 1999-2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991-1999, she served in various roles as counsel at the Securities and Exchange Commission, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education and experience as an attorney, she is experienced in financial, investment and regulatory matters.
Elizabeth A. Nickels. Ms. Nickels has served as a Director of PFI and PVC and as a Trustee of the Trust since September 2015. Ms. Nickels currently serves as a director of SpartanNash and Spectrum Health System. From 2014 to 2016, she served as a director of Charlotte Russe; from 2014 to 2015, she served as a director of Follet Corporation; and from 2013 to 2015, she served as a director of PetSmart. Ms. Nickels was formerly employed by Herman Miller, Inc. in several capacities: from 2012 to 2014, as the Executive Director of the Herman Miller Foundation; from 2007 to 2012, as President of Herman Miller Healthcare; and from 2000 to 2007, as Chief Financial Officer. Through her education and employment experience, she is experienced with financial, accounting and regulatory matters.
Daniel Pavelich. Mr. Pavelich has served as a Director of PFI and PVC since 2007 and as a Trustee of the Trust since 2014. From 1998-2007, Mr. Pavelich served as a Trustee of the WM Group of Funds. From 1996-1999, he served as Chairman and CEO of BDO and as its Chairman from 1994-1996. Through his education, experience as a director of mutual funds and his employment experience, Mr. Pavelich is experienced with financial, accounting, regulatory and investment matters.
Interested Directors
Michael J. Beer. Mr. Beer has served as a Director of PFI and PVC since 2012 and as a Trustee of the Trust since 2013, and has served as Chief Executive Officer and President of PFI and PVC since 2015. From 2001-2015, Mr. Beer served as Executive Vice President of PFI and PVC. Mr. Beer also served as Executive Vice President (2008-2015), Chief Operating Officer (2008-2015) and director of PMC. Mr. Beer has also served as the President and a director of PSI and PSS. Prior to working for Principal, Mr. Beer worked for Wells Fargo and Deloitte Touche. Through his education and employment experience, Mr. Beer is experienced with financial, accounting, regulatory and investment matters.
Nora M. Everett. Ms. Everett has served as a Director of PFI and PVC since 2008, as a Trustee of the Trust since 2014, and as Chair of the PFI and PVC board since 2012. From 2011-2015, she served as Chair and President of PMC. From 2004-2008, Ms. Everett was Senior Vice President and Deputy General Counsel at Principal Financial Group, Inc. From 2001-2004, she was Vice President and Counsel at Principal Financial Group. Through her professional training, experience as an attorney, her service as a director of Principal Funds and her employment experience, Ms. Everett is experienced with financial, regulatory and investment matters.
Risk oversight forms part of the Board's general oversight of PFI and is addressed as part of various Board and Committee activities. As part of its regular oversight of PFI, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, sub-advisors, PFI's Chief Compliance Officer, the independent registered public accounting firm for PFI, and internal auditors for PMC or its affiliates, as appropriate, regarding risks faced by PFI. The Board, with the assistance of Fund management and PMC, reviews investment policies and risks in connection with its review of PFI's performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of PFI's compliance program and reports to the Board regarding compliance matters for PFI and its principal service providers. In addition, as part of the Board's periodic review of PFI's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a PMC valuation committee comprised of PFI officers and officers of PMC and has approved and periodically reviews valuation policies applicable to valuing PFI's shares.

The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PFI faces.
Committee membership is identified on the following pages. Each committee must report its activities to the Board on a regular basis. As used in this SAI, the "Fund Complex” refers to all series of Principal Funds, Inc. (including those not contained in this SAI), Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds.
15(c) Committee
The Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing materials. The 15(c) Committee held seven meetings during the last fiscal year.
Audit Committee
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex's financial statements; 2) the Fund Complex's compliance with certain legal and regulatory requirements; 3) the independent registered public accountants' qualifications and independence; and 4) the performance of the Fund Complex's independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager's internal auditors, Fund Complex management, and the Board. The Audit Committee held six meetings during the last fiscal year.
Executive Committee
The Committee's primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. The Executive Committee held no meetings during the last fiscal year.
Nominating and Governance Committee
The Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.
The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not "interested persons" of the Fund Complex for election to the Board. Generally, the Committee requests director nominee suggestions from the committee members and management. In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Funds, Inc. at 655 9th Street, Des Moines, IA 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. The Nominating and Governance Committee held six meetings during the last fiscal year.
Operations Committee
The Committee's primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex's shareholders, and review and oversight of the Fund Complex's operations. The Operations Committee held ten meetings during the last fiscal year.

Management Information
The following table presents certain information regarding the Directors of PFI, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are "interested persons” (as defined in the 1940 Act) of PFI (the "Interested Directors”) and those Directors who are Independent Directors. All Directors serve as directors for each of the investment companies sponsored by Principal Life Insurance Company ("Principal Life”): PFI, Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds.

The following directors are considered to be Independent Directors.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Elizabeth Ballantine 655 9th Street Des Moines, IA 50392 1948	Director Member Nominating and Governance Committee	Since 2004	Principal, EBA Associates (consulting and investments)	124	Durango Herald, Inc.; McClatchy Newspapers, Inc.

Leroy T. Barnes, Jr. 655 9th Street Des Moines, IA 50392 1951	Director Member Audit Committee	Since 2012	Retired	124	McClatchy Newspapers, Inc.; Herbalife Ltd.; Frontier Communications, Inc.

Craig Damos 655 9th Street Des Moines, IA 50392 1954	Director Member 15(c) Committee Member Audit Committee	Since 2008	President, The Damos Company (consulting services).	124	Hardin Construction

Mark A. Grimmett 655 9th Street Des Moines, IA 50392 1960	Director Member 15(c) Committee Member Executive Committee Member Nominating and Governance Committee	Since 2004	Formerly, Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	124	None

Fritz S. Hirsch 655 9th Street Des Moines, IA 50392 1951	Director Member 15(c) Committee Member Operations Committee	Since 2005	CEO, MAM USA (manufacturer of infant and juvenile products).	124	Focus Products Group (housewares)

Tao Huang 655 9th Street Des Moines, IA 50392 1962	Director Member 15(c) Committee Member Operations Committee	Since 2012	Formerly, Chief Operating Officer, Morningstar, Inc. (investment research)	124	Armstrong World Industries, Inc. (manufacturing)

Drew E. Lawton 655 9th Street Des Moines, IA 50392 1959	Director Member Nominating and Governance Committee	Since 2016	Formerly, Senior Managing Director and CEO, New York Life Investment Management (New York Life Insurance Company)	124	None

Karen (“Karrie”) McMillan 655 9th Street Des Moines, IA 50392 1961	Director Member Operations Committee	Since 2014	Managing Director, Patomak Global Partners, LLC (financial services consulting). Formerly, General Counsel, Investment Company Institute*	124	None

Elizabeth A. Nickels 655 9th Street Des Moines, IA 50392 1962	Director Member Audit Committee	Since 2015	Formerly Executive Director, Herman Miller Foundation; Formerly President Herman Miller Healthcare	124	Charlotte Russe; Follet Corporation; Herman Miller, Inc.; PetSmart; SpartanNash; Spectrum Health Systems

Daniel Pavelich 655 9th Street Des Moines, IA 50392 1944	Director Member Audit Committee	Since 2007	Retired	124	None
* Ms. McMillan served as an officer of the Investment Company Institute, a national association of U.S. investment companies. Appendix A provides information about the members of the Investment Company Institute’s Board of Governors who are affiliates of the Funds’ investment advisors.

The following directors are considered to be Interested Directors because they are affiliated persons of Principal Management Corporation ("PMC," "Principal” or the "Manager”), Principal Funds Distributor, Inc. ("PFD” or "the "Distributor”) and/or the Fund’s principal underwriter, or Principal Securities, Inc. ("PSI”), the Fund’s former principal underwriter.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Positions with the Manager and its affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Michael J. Beer Des Moines, IA 50392 1961	Chief Executive Officer President Director Member Executive Committee	Since 2015 Since 2015 Since 2012 Since 2001	Chief Executive Officer, PFD Director, PFD (since 2015) VP/Mutual Funds & Broker Dealer, PLIC (2001-2014) VP/Chief Operating Officer Principal Funds, PLIC (2014-2015) Executive Director/Principal Funds & Trust, PLIC (since 2015) President & Chief Executive Officer, PMC (since 2015) EVP/Chief Operating Officer, PMC (2008-2015) Chair, PMC (since 2015) Director, PMC (2006-2015) Director, PSI (2005-2015) President, PSI (2005-2015) Chairman, PSS (since 2015) Director, PSS (2007-2015) President, PSS (2007-2015) Executive Vice President, PSS (since 2015)	124	None

Nora M. Everett Des Moines, IA 50392 1959	Chair Director Member Executive Committee	Since 2012 Since 2008	Director, Edge (2008-2011) Director, Finisterre (since 2011) Director, Origin (since 2011) Chairman, PFA (2010-2015) Chairman, PFD (2011-2015) Director, PFD (2008-2011) President/RIS, PLIC (since 2015) Senior Vice President/RIS, PLIC (2008-2015) Chairman, PMC (2011-2015) President, PMC (2008-2015) Director, PMC (2008-2011) Director, PSI (2008-2011, and since 2015) Chief Executive Officer, PSI (2009-2015) Chairman, PSI (2011-2015) Chairman, PSS (2011-2015) Director, PSS (2008-2011)	124	None
**   Abbreviations used:
     •    Edge Asset Management, Inc. (Edge)
     •    Finisterre Capital LLP (Finisterre)
     •    Origin Asset Management LLP (Origin)
•    Principal Financial Advisors, Inc. (PFA)
     •    Principal Securities, Inc. (PSI) formerly Princor Financial Services Corporation
     •    Principal Funds Distributor, Inc. (PFD)
     •    Principal Life Insurance Company (PLIC)
     •    Principal Management Corporation (PMC)
     •    Principal Shareholder Services, Inc. (PSS)

Officers of the Fund
The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors. Each officer of the Fund has the same position with Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds.

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Michael J. Beer Des Moines, IA 50392 1961	Chief Executive Officer (since 2015) President (since 2015) Director (since 2012) Member Executive Committee
Chief Executive Officer, PFD
Director, PFD (since 2015)
VP/Mutual Funds & Broker Dealer, PLIC (2001-2014)
VP/Chief Operating Officer Principal Funds, PLIC (2014-2015)
Executive Director/Principal Funds & Trust, PLIC (since 2015)
President & Chief Executive Officer, PMC (since 2015)
EVP/Chief Operating Officer, PMC (2008-2015)
Chair, PMC (since 2015)
Director, PMC (2006-2015)
Director, PSI (2005-2015)
President, PSI (2005-2015)
Chairman, PSS (since 2015)
Director, PSS (2007-2015)
President, PSS (2007-2015)
Executive Vice President, PSS (since 2015)

Randy L. Bergstrom Des Moines, IA 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, PGI Counsel, PLIC

Jennifer A. Block Des Moines, IA 50392 1973	Assistant Counsel (since 2010) Assistant Secretary (since 2015)	Counsel, PFD (2009-2013) Counsel, PLIC Counsel, PMC (2009-2013, 2014-present) Counsel, PSI (2009-2013) Counsel, PSS (2009-2013)

Tracy Bollin Des Moines, IA 50392 1970	Chief Financial Officer (since 2014)
Chief Financial Officer, PFA (2010-2015)
Senior Vice President, PFD (since 2015)
Chief Financial Officer, PFD (since 2010)
Senior Vice President, PMC (since 2015)
Chief Financial Officer, PMC (2010-2015)
Director, PMC (since 2015)
Chief Financial Officer, PSI (2010-2015)
Director, PSS (since 2015)
President, PSS (since 2015)
Chief Financial Officer, PSS (2010-2015)

David J. Brown Des Moines, IA 50392 1960	Chief Compliance Officer (since 2004)	Senior Vice President, PFD Chief Compliance Officer-Funds, PLIC (since 2016) Vice President/Compliance, PLIC Senior Vice President, PMC Senior Vice President, PSI Senior Vice President, PSS

Nora M. Everett Des Moines, IA 50392 1959	Chair (since 2012) Director (since 2008) Member Executive Committee
Director, Edge (2008-2011)
Director, Finisterre (since 2011)
Director, Origin (since 2011)
Chairman, PFA (2010-2015)
Chairman, PFD (2011-2015)
Director, PFD (2008-2011)
President/RIS, PLIC (since 2015)
Senior Vice President/RIS, PLIC (2008-2015)
Chairman, PMC (2011-2015)
President, PMC (2008-2015)
Director, PMC (2008-2011)
Director, PSI (2008-2011, and since 2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSI (2011-2015)
Chairman, PSS (2011-2015)
Director, PSS (2008-2011)

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Gina L. Graham Des Moines, IA 50392 1965	Treasurer (since 2016)
Vice President/Treasurer, PFA (since 2016)
Vice President/Treasurer, PFD (since 2016)
Vice President/Treasurer, PGI (since 2016)
Vice President/Treasurer, PLIC (since 2016)
Vice President/Treasurer, PMC (since 2016)
Vice President/Treasurer, Principal-REI (since 2016)
Vice President/Treasurer, PSI (since 2016)
Vice President/Treasurer, PSS (since 2016)

Carolyn F. Kolks Des Moines, IA 50392 1962	Assistant Tax Counsel (since 2005)	Counsel, PGI Counsel, PLIC

Layne A. Rasmussen Des Moines, IA 50392 1958	Vice President (since 2005) Controller (since 2000)	Vice President/Controller, PMC

Greg Reymann Des Moines, IA 50392 1958	Assistant Counsel (since 2014)
Assistant General Counsel, PLIC (since 2014)
Assistant General Counsel, PMC (since 2015)
Assistant General Counsel, TAMG (2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)
VP, Chief Compliance Officer and Chief Risk Officer, TAM (2010-2012)

Teri R. Root Des Moines, IA 50392 1979	Deputy Chief Compliance Officer (since 2015)	Vice President and Chief Compliance Officer, PMC (since 2015) Compliance Officer, PMC (2010-2013) Vice President, PSS (since 2015)

Britney L. Schnathorst Des Moines, IA 50392 1981	Assistant Counsel (since 2014)	Counsel, PLIC (since 2013) Prior thereto, Attorney in Private Practice

Adam U. Shaikh Des Moines, IA 50392 1972	Assistant Counsel (since 2006)	Counsel, PFD (2006-2013) Counsel, PLIC Counsel, PMC (2007-2013, 2014-present) Counsel, PSI (2007-2013) Counsel, PSS (2007-2013)

Dan L. Westholm Des Moines, IA 50392 1966	Assistant Treasurer (since 2006)
Assistant Vice President/Treasury, PFA (since 2013)
Director-Treasury, PFA (2011-2013)
Assistant Vice President/Treasury, PFD (since 2013)
Director-Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC (since 2014)
Director-Treasury, PLIC (2007-2014)
Director-Treasury, PMC (2003-2013)
Assistant Vice President/Treasury, PMC (since 2013)
Assistant Vice President/Treasury, PSI (since 2013)
Director-Treasury, PSI (2011-2013)
Assistant Vice President/Treasury, PSS (since 2013)
Director-Treasury, PSS (2007-2013)

Beth C. Wilson Des Moines, IA 50392 1956	Vice President and Secretary (since 2007)	Director and Secretary-Funds, PLIC Vice President, PMC (2007-2013)

Clint Woods Des Moines, IA 50392 1961	Vice President (since 2016) Counsel (since 2015)
Vice President, Associate General Counsel, Governance Officer, and Assistant Corporate Secretary, PLIC (since 2015)
Assistant General Counsel, Assistant Corporate Secretary, and Governance Officer, PLIC (2013-2015)
Associate General Counsel, AEGON (2003-2012)

**   Abbreviations used:
     •    AEGON USA Investment Management, LLC (AEGON)
•    Edge Asset Management, Inc. (Edge)
     •    Finisterre Capital LLP (Finisterre)
     •    Origin Asset Management LLP (Origin)
     •    Post Advisory Group, LLC (Post)
•    Principal Financial Advisors, Inc. (PFA)
     •    Principal Securities, Inc. (PSI) formerly Princor Financial Services Corporation
     •    Principal Funds Distributor, Inc. (PFD)
     •    Principal Global Investors, LLC (PGI)
     •    Principal Life Insurance Company (PLIC)
     •    Principal Management Corporation (PMC)
     •    Principal Real Estate Investors, LLC (Principal-REI)

     •    Principal Shareholder Services, Inc. (PSS)
     •    Spectrum Asset Management, Inc. (Spectrum)

•	Transamerica Asset Management, Inc. (TAM)

•	Transamerica Asset Management Group (TAMG)
The following tables set forth the aggregate dollar range of the equity securities of the investment companies within the Fund Complex which were beneficially owned by the Directors as of December 31, 2015. As of that date, Directors did not own shares of Funds not listed.
For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are "interested persons” are eligible to participate in an employee benefit program which invests in Principal Funds, Inc. Directors who beneficially owned shares of the series of the Principal Variable Contracts Funds, Inc. did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:
A    $0
B    $1 up to and including $10,000
C    $10,001 up to and including $50,000
D    $50,001 up to and including $100,000
E    $100,001 or more
Independent Directors (not Considered to be "Interested Persons")

Fund	Ballantine	Barnes	Damos	Grimmett	Hirsch	Huang	Lawton*	McMillan	Nickels	Pavelich
Core Plus Bond	A	A	A	D	C	A	A	A	A	A
Diversified International	C	A	A	A	C	A	A	A	A	A
Equity Income	A	E	C	A	A	D	A	A	A	E
Global Diversified Income	A	A	D	A	C	A	A	D	A	A
Global Real Estate Securities	A	A	A	A	C	A	A	A	A	A
Govt & High Quality Bond	A	A	A	D	A	A	A	A	A	A
High Yield	A	A	C	A	C	A	A	A	A	A
Income	A	A	A	D	A	A	A	A	A	A
Inflation Protection	A	A	A	D	C	A	A	A	A	A
International Emerging Markets	C	A	A	A	C	A	A	A	A	A
LargeCap S&P 500 Index	A	A	A	C	C	A	A	A	A	A
MidCap	A	A	D	D	A	A	A	A	A	A
Money Market	A	A	A	D	A	A	A	A	A	A
Principal Capital Appreciation	C	A	A	A	A	A	A	A	A	C
Principal LifeTime 2010	A	A	A	E	A	A	A	A	A	A
Principal LifeTime 2030	A	A	A	A	E	A	A	A	A	A
Real Estate Securities	D	A	E	A	A	C	A	A	A	A
SAM Flexible Income	A	A	A	E	A	A	A	A	A	A
Short-Term Income	A	A	A	D	A	A	A	A	A	A
SmallCap	A	A	A	D	A	C	A	A	A	A
SmallCap Value II	A	A	A	A	C	A	A	A	A	A
Total Fund Complex	E	E	E	E	E	E	A	E	D	E
* Mr. Lawton was not a director as of December 31, 2015.

Directors Considered to be "Interested Persons"

Fund	Beer	Everett
MidCap	D	A

Principal Funds, Inc. (through participation in an Employee benefit plan)	Beer	Everett
Diversified International	A	E
Equity Income	C	E
International Emerging Markets	C	D
LargeCap Growth I	C	A
LargeCap S&P 500 Index	C	A
MidCap	C	E
Principal LifeTime 2030	B	A
Real Estate Securities	B	A
SmallCap S&P 600 Index	B	A
SmallCap Value II	B	A
Total Fund Complex	E	E
Compensation. The Fund does not pay any remuneration to its Directors or officers who are employed by the Manager or its affiliates. The Fund's Board of Directors annually considers a proposal to reimburse the Manager for certain expenses, including a portion of the Chief Compliance Officer's compensation. If the proposal is adopted, these amounts are allocated across all Funds based on relative net assets of each portfolio.
Each Director who is not an "interested person” received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Funds based on the net assets of each relative to combined net assets of all of the investment companies sponsored by Principal Life.
The following table provides information regarding the compensation received by the Independent Directors from the Funds included in this SAI and from the Fund Complex during the fiscal year ended October 31, 2015. On that date, there were 3 Funds (with a total of 121 portfolios in the Fund Complex). The Fund does not provide retirement benefits or pensions to any of the Directors.

Director	The Funds In this SAI*	Fund Complex
Elizabeth Ballantine	$187,394	$231,100
Leroy T. Barnes, Jr.	$191,934	$238,000
Craig Damos	$205,999	$254,200
Mark A. Grimmett	$226,266	$280,050
Fritz Hirsch	$215,311	$266,300
Tao Huang	$196,726	$244,000
Drew E. Lawton***	$0	$0
Karen ("Karrie") McMillan	$197,662	$244,300
Elizabeth A. Nickels**	$45,324	$57,000
Daniel Pavelich	$209,693	$260,000

*	Some of the Funds in this SAI have not completed a full year of operation. The Finisterre Unconstrained Emerging Markets Bond Fund is new since the most recent fiscal year end, October 31, 2015.

**	Director's appointment effective September 16, 2015.
*** Director's appointment effective March 16, 2016.

INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisors
The Manager of the Fund is Principal Management Corporation (“Principal”), a wholly owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is 655 9th Street, Des Moines, IA 50392. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.
Principal provides investment advisory services with respect to 10-30% of the assets of the following Funds: LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap Value Fund III, MidCap Growth Fund III, MidCap Value Fund I, MidCap Value Fund III, Overseas Fund, SmallCap Growth Fund I, and SmallCap Value Fund II.
Principal provides investment advisory services to each of the Principal LifeTime Funds directly, while engaging a Sub-Advisor to assist in managing those Funds.
Principal also provides investment advisory services to each of the Principal LifeTime Hybrid Funds directly.
The following Funds have adopted a special cash management program, which is executed by Principal: International I, LargeCap Growth I, LargeCap Growth II, LargeCap Value III, MidCap Growth III, MidCap Value I, MidCap Value III, Overseas, SmallCap Growth I, and SmallCap Value II.
Each Fund in the cash management program invests its cash in money market investments and in stock index futures contracts reflecting the Fund’s market capitalization to gain exposure to the market.
Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, Principal pays each Sub-Advisor a fee.

Sub-Advisor:
AllianceBernstein L.P. ("AllianceBernstein") is controlled by AXA, AXA Financial, Inc., AXA Equitable Life Insurance Company ("AXA Equitable"), and certain subsidiaries of AXA Equitable, which directly and indirectly represent a controlling economic interest in AllianceBernstein.

Fund(s):	a portion of the assets of SmallCap Growth I

Sub-Advisor:
American Century Investment Management, Inc. ("American Century") is a direct, wholly-owned subsidiary of American Century Companies, Inc. ("ACC").The Stowers Institute for Medical Research ("SIMR") controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization.

Fund(s):	a portion of the assets of LargeCap Growth II

Sub-Advisor:	Analytic Investors, LLC (“Analytic Investors”), is owned by Analytic Investors Holdings, LLC, which in turn is owned by certain employees of Analytic Investors, LLC.

Fund(s):    a portion of the assets of Global Diversified Income

Sub-Advisor:	Barrow, Hanley, Mewhinney & Strauss, LLC ("BHMS") is a subsidiary of OM Asset Management Plc, a publicly-held company traded on the New York Stock Exchange.

Fund(s):	a portion of the assets of LargeCap Value III, a portion of the assets of MidCap Value III, and a portion of the assets of Overseas

Sub-Advisor:
BlackRock Financial Management, Inc. (“BlackRock”) is a wholly owned subsidiary of BlackRock Holdco 2, Inc., which is a wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates manage investment company and other portfolio assets.

Fund(s):	Inflation Protection

Sub-Advisor:	Brown Advisory, LLC (“Brown”) is a wholly-owned subsidiary of Brown Advisory Management, LLC.

Fund(s):	a portion of the assets of LargeCap Growth I and a portion of the assets of SmallCap Growth I

Sub-Advisor:	Causeway Capital Management LLC (“Causeway”) is wholly owned by Causeway Capital Holdings LLC.

Fund(s):	a portion of the assets of Overseas

Sub-Advisor:
Colonial First State Asset Management (Australia) Limited is 100% owned by Colonial First State Group Limited, which is a wholly-owned subsidiary of Commonwealth Bank of Australia (“CBA”). CBA was founded in 1911 and is Australia's largest bank by market capitalization and provides integrated financial services.

Fund(s):    a portion of the assets of Global Diversified Income

Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI, which is a member of the Principal Financial Group.

Fund(s):	LargeCap Growth, MidCap Growth and a portion of the assets of SmallCap Growth I

Sub-Advisor:
DDJ Capital Management, LLC (“DDJ”) is a privately-owned Massachusetts limited liability company. David Breazzano, the firm’s co-founder, President and Chief Investment Officer, is the largest equity owner and has voting control.  In addition, Mr. Breazzano serves as the sole manager of the LLC.  Anthony Ranaldi, the firm’s Executive Vice President and senior portfolio manager, is the second largest equity owner and may also be deemed a control person under applicable law.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	Dimensional Fund Advisors LP (“Dimensional”) is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

Fund(s):	a portion of the assets of SmallCap Value II

Sub-Advisor:	Edge Asset Management, Inc. ("Edge") is an affiliate of Principal and a member of the Principal Financial Group.

Fund(s):
Equity Income, Government & High Quality Bond, Income, Principal Capital Appreciation, Short-Term Income, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio

Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management.

Fund(s):	a portion of the assets of SmallCap Growth I

Sub-Advisor:	Finisterre Capital LLP (“Finisterre”) is an indirect subsidiary of Principal Financial Services, Inc., an affiliate of Principal and a member of the Principal Financial Group.

Fund(s):	Finisterre Unconstrained Emerging Markets Bond

Sub-Advisor:
J.P. Morgan Investment Management Inc. ("J.P. Morgan") is an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("J.P. Morgan"), a bank holding company. J.P. Morgan offers services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

Fund(s):	a portion of the assets of High Yield I

Sub-Advisor:	Logan Circle Partners, L.P. (“Logan Circle”), is a wholly-owned subsidiary of Fortress Investment Group LLC, a publicly traded global investment management firm.
Fund(s):    a portion of the assets of Global Diversified Income

Sub-Advisor:
Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") is a California corporation wholly-owned by its working principals. Thomas D. Stevens, Chairman and CEO, and Hal W. Reynolds, Chief Investment Officer, hold the controlling equity interest in the firm.

Fund(s):	a portion of the assets of MidCap Value I and a portion of the assets of SmallCap Value II

Sub-Advisor:	Neuberger Berman Investment Advisers LLC ("Neuberger Berman") is a wholly-owned indirect subsidiary of Neuberger Berman Group LLC (“NBG”).
Fund(s):    a portion of the assets of High Yield I

Sub-Advisor:	Origin Asset Management LLP (“Origin”) is an indirect majority-owned subsidiary of Principal Financial Services, Inc., an affiliate of Principal, and a member of the Principal Financial Group.

Fund(s):	International Fund I

Sub-Advisor:	Post Advisory Group, LLC (“Post”) is an indirect majority owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group.

Fund(s):
California Municipal, Core Plus Bond, Diversified International, High Yield, International Emerging Markets, LargeCap S&P 500 Index, LargeCap Value, MidCap, MidCap S&P 400 Index, Money Market, Principal LifeTime Strategic Income, Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, Principal LifeTime 2060, SmallCap, SmallCap S&P 600 Index, Tax-Exempt Bond, a portion of the assets of Global Diversified Income, and a portion of the assets of MidCap Value III

Sub-Advisor:	Principal Real Estate Investors, LLC ("Principal - REI"), is an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group.

Fund(s):	Global Real Estate Securities, Real Estate Securities, and a portion of the assets of Global Diversified Income

Sub-Advisor:
Robert W. Baird & Co. Incorporated (“Baird”) is owned directly by Baird Financial Corporation (“BFC”). BFC is, in turn, owned by Baird Holding Company (“BHC”). BHC is owned by Baird Financial Group, Inc. (“BFG”), which is the ultimate parent company of Baird. Employees of Baird own substantially all of the outstanding stock of BFG.

Fund(s):    a portion of the assets of MidCap Growth III

Sub-Advisor:	Sawgrass Asset Management, LLC (“Sawgrass”), is 100% employee-owned. Dean McQuiddy and Brian K. Monroe, both co-founding principals of Sawgrass, each own more than 25% of the firm.
Fund(s):    a portion of the assets of LargeCap Growth Fund II

Sub-Advisor:	Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group.
Fund(s):    a portion of the assets of Global Diversified Income

Sub-Advisor:
Stone Harbor Investment Partners LP (“Stone Harbor”) is 100% employee owned. Stone Harbor Investment Partners GP LLC, Ship Capital Partners LP, and Peter John Wilby are control persons of Stone Harbor.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	T. Rowe Price Associates, Inc. ("T. Rowe Price") is a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company.

Fund(s):	a portion of the assets of LargeCap Growth I

Sub-Advisor:	Vaughan Nelson Investment Management, LP ("Vaughan Nelson") is a subsidiary of Natixis Global Asset Management, L.P.

Fund(s):	a portion of the assets of SmallCap Value II

Sub-Advisor:     Victory Capital Management Inc. (“Victory”) is a wholly-owned subsidiary of Victory Capital
Holdings, Inc. (“VCH”). A majority of the equity interest in VCH is owned by Crestview Partners, with a substantial minority interest owned by Victory’s employees.

Fund(s):	a portion of the assets of MidCap Value I

Sub-Advisor:	W. H. Reaves & Co., Inc. (doing business as Reaves Asset Management) is employee owned and no employee owns 25% or more of the firm.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	Westwood Management Corp. ("Westwood"), a New York corporation, is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company.
Fund(s):    a portion of the assets of LargeCap Value III

Sub-Advisor:
William Blair Investment Management, LLC (“William Blair”) is a limited liability company and is affiliated with William Blair & Company, L.L.C., an investment adviser registered with the SEC since 1947.

Fund(s):    a portion of the assets of MidCap Growth III

Affiliated Persons of the Fund Who are Affiliated Persons of the Advisor
For information about affiliated persons of the Fund who are also affiliated persons of Principal or affiliated advisors, see the Interested Director and Officer tables in the “Leadership Structure and Board of Directors” section.
Codes of Ethics
The Fund, Principal, each of the Sub-Advisors, and PFD have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. Principal and each Sub-Advisor has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent, among other things, persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, the Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Fund's Board of Directors reviews reports at least annually regarding the operation of the Code of Ethics of the Fund, Principal, PFD, and each of the Sub-Advisors. The Codes are on file with, and available from, the SEC. A copy of the Fund's Code will also be provided upon request, which may be made by contacting the Fund.

Management Agreement
For providing the investment advisory services, and specified other services, Principal, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates. The management fee schedules for the Funds are as follows (expressed as a percentage of average net assets):

Fund	First $500 Million	Next $500 Million	Next $500 Million	Over $1.5 Billion
FInisterre Unconstrained Emerging Markets Bond	1.02%	1.00%	0.98%	0.97%
MidCap Growth	0.65	0.63	0.61	0.60
MidCap Growth III	1.00	0.96	0.94	0.92
MidCap Value III	0.65	0.63	0.61	0.60
SmallCap	0.75	0.73	0.71	0.70
Tax-Exempt Bond	0.45	0.43	0.41	0.40

Fund	All Assets
Principal LifeTime Strategic Income	0.00%
Principal LifeTime 2010	0.00
Principal LifeTime 2015	0.00
Principal LifeTime 2020	0.00
Principal LifeTime 2025	0.00
Principal LifeTime 2030	0.00
Principal LifeTime 2035	0.00
Principal LifeTime 2040	0.00
Principal LifeTime 2045	0.00
Principal LifeTime 2050	0.00
Principal LifeTime 2055	0.00
Principal LifeTime 2060	0.00
Principal LifeTime Hybrid Income	0.00
Principal LifeTime Hybrid 2015	0.00
Principal LifeTime Hybrid 2020	0.00
Principal LifeTime Hybrid 2025	0.00
Principal LifeTime Hybrid 2030	0.00
Principal LifeTime Hybrid 2035	0.00
Principal LifeTime Hybrid 2040	0.00
Principal LifeTime Hybrid 2045	0.00
Principal LifeTime Hybrid 2050	0.00
Principal LifeTime Hybrid 2055	0.00
Principal LifeTime Hybrid 2060	0.00

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $3 billion
Core Plus Bond	0.55%	0.53%	0.51%	0.50%	0.48%	0.45%
Diversified International	0.90	0.88	0.86	0.85	0.83	0.80
Global Diversified Income	0.80	0.78	0.76	0.75	0.73	0.70
Global Real Estate Securities	0.90	0.88	0.86	0.85	0.84	0.83
High Yield I	0.65	0.63	0.61	0.60	0.59	0.58
Inflation Protection	0.40	0.38	0.36	0.35	0.34	0.33
International I	0.90	0.88	0.86	0.85	0.84	0.83
International Emerging Markets	1.20	1.18	1.16	1.15	1.14	1.13
LargeCap Growth I	0.66	0.64	0.62	0.61	0.60	0.59
LargeCap Growth II	0.89	0.87	0.85	0.84	0.83	0.82
LargeCap Value	0.45	0.43	0.41	0.40	0.39	0.38
LargeCap Value III	0.80	0.78	0.76	0.75	0.73	0.70
MidCap	0.65	0.63	0.61	0.60	0.59	0.58
MidCap Value I	1.00	0.98	0.96	0.95	0.94	0.93
Money Market	0.40	0.39	0.38	0.37	0.36	0.35
Overseas	1.10	1.08	1.06	1.05	1.04	1.03
Real Estate Securities	0.85	0.83	0.81	0.80	0.79	0.78
SmallCap Growth I	1.10	1.08	1.06	1.05	1.04	1.03
SmallCap Value II	1.00	0.98	0.96	0.95	0.94	0.93

Fund	First $1 billion	Over $1 billion
California Municipal	0.45%	0.40%

	First $250 million	Next $250 million	Over $500 million
Equity Income	0.60%	0.55%	0.50%

Fund	First $2 billion	Over $2 billion
Government & High Quality Bond	0.50%	0.45%

Fund	First $250 million	Over $250 million
High Yield	0.625%	0.50%

	First $2 billion	Next $1 billion	Over $3 billion
Income	0.50%	0.44%	0.43%

Fund	First $500 million	Next $500 million	Next $1 billion	Next $1 billion	Over $3 billion
LargeCap Growth	0.68%	0.65%	0.62%	0.58%	0.55%

Fund	All Assets
LargeCap S&P 500 Index	0.15%
MidCap S&P 400 Index	0.15
SmallCap S&P 600 Index	0.15

Fund	First $500 million	Next $500 million	Over $1 billion
Principal Capital Appreciation	0.625%	0.50%	0.375%

Fund	First $500 million	Next $500 million	Next $1 billion	Next $1 billion	Next $1 billion	Next $1 billion	Next $9 billion	Over $14 billion
SAM Balanced*	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%	0.20%
SAM Conservative Balanced*	0.55	0.50	0.45	0.40	0.35	0.30	0.25	0.20
SAM Conservative Growth*	0.55	0.50	0.45	0.40	0.35	0.30	0.25	0.20
SAM Flexible Income*	0.55	0.50	0.45	0.40	0.35	0.30	0.25	0.20
SAM Strategic Growth*	0.55	0.50	0.45	0.40	0.35	0.30	0.25	0.20
*Breakpoints are based on aggregate SAM Portfolio net assets.

Fund	First $200 million	Next $300 million	Over $500 million
Short-Term Income	0.50%	0.45%	0.40%
Each Fund pays all of its operating expenses. Under the terms of the Management Agreement, Principal is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the SEC, compensation of personnel, officers and directors who are also affiliated with Principal, and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. Accounting services customarily required by investment companies are provided to each Fund by Principal, under the terms of the Management Agreement. Principal Shareholder Services, Inc., a wholly owned subsidiary of Principal, provides transfer agent services for Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Class shares, including qualifying shares of the Fund for sale in states and other jurisdictions. Principal is also responsible for providing certain shareholder and administrative services to Classes R-1, R-2, R-3, R-4 and R-5 shares pursuant to a Service Agreement and an Administrative Services Agreement.

Principal has contractually agreed to limit the Fund's expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) on certain share classes of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The expenses borne by Principal are subject to reimbursement by the Funds through the fiscal year end, provided no reimbursement will be made if it would result in the Funds’ exceeding the total operating expense limits. The operating expense limits and the agreement terms are as follows:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	P	Inst.	Expiration
California Municipal	N/A	N/A	N/A	0.52%	0.60%	2/28/2017
Core Plus Bond	0.88%	1.75%	N/A	N/A	N/A	2/28/2017
Diversified International	N/A	2.08%	N/A	N/A	N/A	2/28/2017
Finisterre Unconstrained Emerging Markets Bond	1.47%	N/A	N/A	1.15%	1.12%	2/28/2018
Global Real Estate Securities	N/A	2.20%	N/A	N/A	N/A	2/28/2017
Government & High Quality Bond	0.88%	1.63%	N/A	N/A	N/A	2/28/2017
High Yield	N/A	N/A	N/A	N/A	0.61%	2/28/2017
High Yield I	1.05%	N/A	N/A	N/A	N/A	2/28/2017
Inflation Protection	0.90%	1.65%	1.15%	N/A	N/A	2/28/2017
International I	1.45%	N/A	N/A	N/A	1.00%	2/28/2017
International Emerging Markets	1.75%	2.80%	N/A	N/A	N/A	2/28/2017
LargeCap Growth I	1.25%	N/A	N/A	N/A	N/A	2/28/2017
LargeCap S&P 500 Index	N/A	1.30%	N/A	N/A	N/A	2/28/2017
LargeCap Value	N/A	1.70%	N/A	N/A	N/A	2/28/2017
MidCap Growth	N/A	N/A	N/A	N/A	0.75%	2/28/2017
MidCap Value III	1.30%	N/A	N/A	N/A	N/A	2/28/2017
Money Market	N/A	1.79%	N/A	N/A	N/A	2/28/2017
Principal LifeTime 2010	0.38%	N/A	N/A	N/A	N/A	2/28/2017
Principal LifeTime 2020	0.38%	N/A	N/A	N/A	N/A	2/28/2017
Principal LifeTime 2030	0.38%	N/A	N/A	N/A	N/A	2/28/2017
Principal LifeTime 2040	0.38%	N/A	N/A	N/A	N/A	2/28/2017
Principal LifeTime 2050	0.38%	N/A	N/A	N/A	N/A	2/28/2017
Principal LifeTime 2060	N/A	N/A	0.38%	N/A	0.10%	2/28/2017
Principal LifeTime Strategic Income	0.38%	N/A	N/A	N/A	N/A	2/28/2017
Principal LifeTime Hybrid 2015	N/A	N/A	N/A	N/A	0.05%	2/28/2018
Principal LifeTime Hybrid 2020	N/A	N/A	N/A	N/A	0.05%	2/28/2018
Principal LifeTime Hybrid 2025	N/A	N/A	N/A	N/A	0.05%	2/28/2018
Principal LifeTime Hybrid 2030	N/A	N/A	N/A	N/A	0.05%	2/28/2018
Principal LifeTime Hybrid 2035	N/A	N/A	N/A	N/A	0.05%	2/28/2018
Principal LifeTime Hybrid 2040	N/A	N/A	N/A	N/A	0.05%	2/28/2018
Principal LifeTime Hybrid 2045	N/A	N/A	N/A	N/A	0.05%	2/28/2018
Principal LifeTime Hybrid 2050	N/A	N/A	N/A	N/A	0.05%	2/28/2018
Principal LifeTime Hybrid 2055	N/A	N/A	N/A	N/A	0.05%	2/28/2018
Principal LifeTime Hybrid 2060	N/A	N/A	N/A	N/A	0.05%	2/28/2018
Principal LifeTime Hybrid Income	N/A	N/A	N/A	N/A	0.05%	2/28/2018
SAM Conservative Balanced	0.63%	1.38%	0.63%	N/A	N/A	2/28/2017
SAM Conservative Growth	N/A	N/A	N/A	0.37%	N/A	2/28/2017
SmallCap	N/A	2.08%	N/A	N/A	0.80%	2/28/2017
SmallCap Growth I	N/A	N/A	1.50%	N/A	1.02%	2/28/2017
SmallCap Value II	1.45%	N/A	N/A	N/A	N/A	2/28/2017
Tax-Exempt Bond	N/A	1.60%	N/A	0.53%	0.60%	2/28/2017

Contractual Limits on Total Annual Fund Operating Expenses
Fund	R-1	R-2	R-3	R-4	R-5	Expiration
Government & High Quality Bond	1.29%	1.16%	0.98%	0.79%	0.67%	2/28/2017
Principal LifeTime 2055	0.93%	0.80%	0.62%	0.43%	0.31%	2/28/2017
Principal LifeTime 2060	0.93%	0.80%	0.62%	0.43%	0.31%	2/28/2017
Principal LifeTime Hybrid Income	N/A	N/A	0.62%	N/A	0.31%	2/28/2018
Principal LifeTime Hybrid 2015	N/A	N/A	0.62%	N/A	0.31%	2/28/2018
Principal LifeTime Hybrid 2020	N/A	N/A	0.62%	N/A	0.31%	2/28/2018
Principal LifeTime Hybrid 2025	N/A	N/A	0.62%	N/A	0.31%	2/28/2018
Principal LifeTime Hybrid 2030	N/A	N/A	0.62%	N/A	0.31%	2/28/2018
Principal LifeTime Hybrid 2035	N/A	N/A	0.62%	N/A	0.31%	2/28/2018
Principal LifeTime Hybrid 2040	N/A	N/A	0.62%	N/A	0.31%	2/28/2018
Principal LifeTime Hybrid 2045	N/A	N/A	0.62%	N/A	0.31%	2/28/2018
Principal LifeTime Hybrid 2050	N/A	N/A	0.62%	N/A	0.31%	2/28/2018
Principal LifeTime Hybrid 2055	N/A	N/A	0.62%	N/A	0.31%	2/28/2018
Principal LifeTime Hybrid 2060	N/A	N/A	0.62%	N/A	0.31%	2/28/2018
Short-Term Income	1.30%	1.18%	0.99%	0.79%	0.68%	2/28/2017
SmallCap Growth I	1.88%	1.75%	1.57%	1.38%	1.26%	2/28/2017

Fund	R-6	Expiration
Global Real Estate Securities	0.94%	2/28/2017
Income	0.55%	2/28/2017
LargeCap Growth I	0.65%	2/28/2017
MidCap Value III	0.69%	2/28/2017
Principal LifeTime Hybrid Income	0.02%	2/28/2018
Principal LifeTime Hybrid 2015	0.02%	2/28/2018
Principal LifeTime Hybrid 2020	0.02%	2/28/2018
Principal LifeTime Hybrid 2025	0.02%	2/28/2018
Principal LifeTime Hybrid 2030	0.02%	2/28/2018
Principal LifeTime Hybrid 2035	0.02%	2/28/2018
Principal LifeTime Hybrid 2040	0.02%	2/28/2018
Principal LifeTime Hybrid 2045	0.02%	2/28/2018
Principal LifeTime Hybrid 2050	0.02%	2/28/2018
Principal LifeTime Hybrid 2055	0.02%	2/28/2018
Principal LifeTime Hybrid 2060	0.02%	2/28/2018
SmallCap Growth I	1.06%	2/28/2017
SmallCap Value II	1.01%	2/28/2017

In addition, Principal has contractually agreed to limit the expenses identified as “Other Expenses” related to certain share classes of certain of the Funds by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) at or below certain limits. The limits are expressed as a percent of average net assets on an annualized basis. The Other Expenses limits and the agreement terms are as follows:

Contractual Limits on Other Expenses
Fund	Class P	Expiration
Diversified International	0.20%	2/28/2017
Equity Income	0.20%	2/28/2017
Global Diversified Income	0.20%	2/28/2017
Global Real Estate Securities	0.20%	2/28/2017
Government & High Quality Bond	0.20%	2/28/2017
High Yield	0.20%	2/28/2017
Income	0.20%	2/28/2017
International Emerging Markets	0.20%	2/28/2017
International I	0.20%	2/28/2017
LargeCap Growth	0.20%	2/28/2017
LargeCap Growth I	0.20%	2/28/2017
LargeCap Value	0.20%	2/28/2017
MidCap	0.20%	2/28/2017
MidCap Value III	0.20%	2/28/2017
Principal Capital Appreciation	0.20%	2/28/2017
Real Estate Securities	0.20%	2/28/2017
SAM Balanced	0.20%	2/28/2017
SAM Conservative Balanced	0.20%	2/28/2017
SAM Flexible Income	0.20%	2/28/2017
SAM Strategic Growth	0.20%	2/28/2017
Short-Term Income	0.20%	2/28/2017
SmallCap	0.20%	2/28/2017
SmallCap Value II	0.20%	2/28/2017
Principal has contractually agreed to limit certain of the Funds' management fees. The expense limit will reduce the Fund's Management Fees by the amounts listed below:

Contractual Fee Waivers
Fund	Waiver	Expiration
LargeCap Growth I	0.016%	2/28/2017
LargeCap Growth II	0.044%	2/28/2017
LargeCap Value III	0.012%	2/28/2017
MidCap Growth III	0.032%	2/28/2017
MidCap Value I	0.120%	2/28/2018
MidCap Value III	0.014%	2/28/2017
Overseas	0.030%	2/28/2017
SmallCap Growth I	0.072%	2/28/2017
SmallCap Value II	0.024%	2/28/2017
Effective December 31, 2015, Principal Funds Distributor, Inc. ("the Distributor") has voluntarily agreed to limit the Fund’s Distribution Fees and/or Service (12b-1) Fees attributable to Class J. This waiver will reduce the Fund's
Distribution Fees and/or Service (12b-1) Fees by 0.018% (expressed as a percent of average net assets on an annualized basis). The fee waiver may be revised or terminated at any time without notice to the shareholders.
For Government & High Quality Bond Fund:
The Distributor has voluntarily agreed to limit the Fund's Distribution and/or Service (12b-1) Fees normally payable by the Fund. The limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.15% for Class A shares. The voluntary expense limit may be revised or terminated at any time without notice to the shareholders.

For Money Market Fund:
The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain a level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00% for Classes C shares. The expense limit may be revised or terminated at any time without notice to the shareholders.
Principal has voluntarily agreed to limit the Fund's expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be revised or terminated at any time without notice to the shareholders.
Fees paid for investment management services during the periods indicated were as follows:

Management Fees for Periods Ended October 31 (amounts in thousands)
Fund	2015	2014		2013
California Municipal	$1,000	$862		$963
Core Plus Bond	21,157	13,883		12,099
Diversified International	46,456	44,146		35,602
Equity Income	29,258	28,707		24,568
Global Diversified Income	79,391	63,649		52,869
Global Real Estate Securities	23,697	16,566		11,889
Government & High Quality Bond	7,780	8,562		9,482
High Yield	18,757	20,618		19,631
High Yield I	8,077	10,548		8,804
Income	14,738	12,669		11,961
Inflation Protection	5,593	3,690		3,279
International Emerging Markets	18,469	22,870		19,439
International I	3,266	4,328		8,044
LargeCap Growth	20,429	19,921		16,617
LargeCap Growth I	44,887	44,159		35,317
LargeCap Growth II	6,560	10,629		10,872
LargeCap S&P 500 Index	6,868	5,983		4,862
LargeCap Value	12,429	14,412		9,509
LargeCap Value III	17,644	20,297		6,828
MidCap	61,154	48,621		32,428
MidCap Growth	767	744		699
MidCap Growth III	14,207	14,427		14,649
MidCap S&P 400 Index	1,760	1,556		1,119
MidCap Value I	18,286	15,511		15,268
MidCap Value III	6,578	5,601		3,097
Money Market	3,967	4,274		4,581
Overseas	28,845	26,832		21,368
Principal Capital Appreciation	11,918	10,793		9,232
Principal LifeTime 2010	453	500		507
Principal LifeTime 2015	270	314		272
Principal LifeTime 2020	1,955	2,002		1,794
Principal LifeTime 2025	468	482		371
Principal LifeTime 2030	2,041	1,981		1,711
Principal LifeTime 2035	351	338		252
Principal LifeTime 2040	1,329	1,264		1,064
Principal LifeTime 2045	214	194		135
Principal LifeTime 2050	672	612		485
Principal LifeTime 2055	58	43		26
Principal LifeTime 2060	24	6		–	(1)
Principal LifeTime Hybrid 2015	—	—	(2)	N/A
Principal LifeTime Hybrid 2020	—	—	(2)	N/A
Principal LifeTime Hybrid 2025	—	—	(2)	N/A

Management Fees for Periods Ended October 31 (amounts in thousands)
Fund	2015	2014		2013
Principal LifeTime Hybrid 2030	—	—	(2)	N/A
Principal LifeTime Hybrid 2035	—	—	(2)	N/A
Principal LifeTime Hybrid 2040	—	—	(2)	N/A
Principal LifeTime Hybrid 2045	—	—	(2)	N/A
Principal LifeTime Hybrid 2050	—	—	(2)	N/A
Principal LifeTime Hybrid 2055	—	—	(2)	N/A
Principal LifeTime Hybrid 2060	—	—	(2)	N/A
Principal LifeTime Hybrid Income	—	—	(2)	N/A
Principal LifeTime Strategic Income	230	237		238
Real Estate Securities	18,890	13,398		12,878
SAM Balanced	15,077	14,548		13,123
SAM Conservative Balanced	5,119	4,838		4,253
SAM Conservative Growth	9,984	9,770		8,735
SAM Flexible Income	6,652	5,937		5,308
SAM Strategic Growth	6,105	6,058		5,419
Short-Term Income	11,130	8,747		7,135
SmallCap	4,206	3,875		3,092
SmallCap Growth I	18,344	20,455		17,613
SmallCap S&P 600 Index	1,682	1,566		1,061
SmallCap Value II	13,517	15,444		12,472
Tax-Exempt Bond	1,043	959		1,141

(1) Period from March 1, 2013, date operations commenced, through October 31, 2013.
(2) Period from September 30, 2014, date operations commenced, through October 31, 2014.

Sub-Advisory Agreements for the Funds
Principal (and not the Fund) pays the sub-advisers fees determined pursuant to a sub-advisory Agreement with each sub-adviser, including those sub-advisers that are at least 95% owned, directly or indirectly, by Principal or its affiliates ("Wholly-Owned Sub-Advisers") and the other sub-advisers listed in the tables below. Fees paid to sub-advisers are individually negotiated between Principal and each sub-adviser and may vary.

Aggregate Fees Paid to Sub-Advisers (other than Wholly-Owned Sub-Advisors, Columbus Circle and Origin) for Fiscal Years Ended October 31 (dollar amounts in thousands)
Fund	2015		2014		2013
	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets
Global Diversified Income	$25,958,440	0.42%	$22,628,955	0.45%	$18,258,838	0.43%
High Yield I	3,876,744	0.30	5,026,786	0.30	4,159,320	0.30
Inflation Protection	1,174,452	0.08	750,742	0.08	669,504	0.08
International I	—	0.00	1,054,616	0.36	2,833,596	0.34
LargeCap Growth I	16,635,861	0.22	16,109,856	0.22	12,723,954	0.22
LargeCap Growth II	2,050,202	0.28	3,023,343	0.25	3,080,628	0.25
LargeCap Value III	3,967,113	0.17	4,512,567	0.17	1,454,783	0.17
MidCap Growth III	4,750,167	0.32	5,025,898	0.34	5,735,260	0.38
MidCap Value I	6,123,491	0.33	5,212,653	0.33	4,907,669	0.31
MidCap Value III	1,567,776	0.26	1,361,550	0.27	752,057	0.27
Overseas	8,744,361	0.32	8,137,863	0.32	6,586,702	0.33
SmallCap Growth I	6,732,151	0.45	7,576,062	0.44	6,220,713	0.42
SmallCap Value II	5,304,707	0.39	6,193,493	0.39	4,805,345	0.38

Fees Paid to Columbus Circle and Origin for Fiscal Years Ended October 31 (dollar amounts in thousands)
Fund	2015		2014		2013
	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets
International I (Origin)	$1,273,730	0.35%	$566,533	0.35%	$—	0.00%
LargeCap Growth Fund (Columbus Circle)	5,978,853	0.18	5,801,644	0.18	4,419,772	0.17
MidCap Growth (Columbus Circle)	334,787	0.28	329,949	0.29	292,478	0.27
SmallCap Growth I (Columbus Circle)	793,136	0.50	926,074	0.50	958,264	0.50

Underwriting Fees for Periods Ended October 31, (amounts in thousands)
Fund	2015	2014	2013
California Municipal	$52	$40	$69
Core Plus Bond	49	60	85
Diversified International	158	176	167
Equity Income	351	366	422
Global Diversified Income	1,319	1,693	2,726
Global Real Estate Securities	95	71	81
Government & High Quality Bond	125	140	564
High Yield	161	228	381
High Yield I	11	13	6
Income	129	128	423
Inflation Protection	9	32	32
International Emerging Markets	115	137	181
International I	14	2	—
LargeCap Growth	190	210	211
LargeCap Growth I	50	59	16
LargeCap Growth II	2	3	2
LargeCap S&P 500 Index	207	199	139
LargeCap Value	102	122	137
LargeCap Value III	1	1	1
MidCap	371	446	907
MidCap Growth	8	2	2
MidCap Growth III	2	3	2
MidCap S&P 400 Index	20	12	9
MidCap Value I	13	3	2
MidCap Value III	105	23	2
Money Market	107	80	131
Principal Capital Appreciation	316	286	275
Principal LifeTime 2010	82	84	66
Principal LifeTime 2020	336	330	328
Principal LifeTime 2030	519	501	441
Principal LifeTime 2040	471	401	339
Principal LifeTime 2050	268	231	160
Principal LifeTime 2060	3	1	—	(a)
Principal LifeTime Strategic Income	49	38	38
Real Estate Securities	254	181	197
SAM Balanced	2,337	2,225	1,945
SAM Conservative Balanced	953	995	884
SAM Conservative Growth	1,502	1,459	1,197
SAM Flexible Income	1,494	1,156	1,048
SAM Strategic Growth	1,003	987	807
Short-Term Income	363	287	626
SmallCap	169	182	154
SmallCap Growth I	4	5	1
SmallCap S&P 600 Index	16	14	15
SmallCap Value II	17	4	2
Tax-Exempt Bond	92	40	89

(a) Period from March 1, 2013, date operations commenced, through October 31, 2013.
Custodian
The custodian of the portfolio securities and cash assets of the Funds is Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policy-making functions for the Funds.

INTERMEDIARY COMPENSATION
Additional Payments to Intermediaries.
Shares of the Fund are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators and insurance companies.
In addition to payments pursuant to 12b-1 plans, Principal or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and/or shareholder services. In some situations the Fund will reimburse Principal or its affiliates for making such payments; in others the Fund may make such payments directly to intermediaries.
For Classes R-1, R-2, R-3, R-4 and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Service Fees that are disclosed in the prospectus as Other Expenses. Such compensation is generally based on the average asset value of fund shares for the relevant share class held by clients of the intermediary.
In addition, Principal or its affiliates may pay, without reimbursement from the Fund, compensation from their own resources:

•	to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders; and

•	to certain large plan sponsors to help cover the cost of providing educational materials to plan participants.
The amounts paid to intermediaries may vary, and may vary by share class and by fund.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in retirement plans, and it is typically paid some or all of the Service Fees and Administrative Service Fees pertaining to such plans.
Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan platforms that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.
A number of factors may be considered in determining the amount of these additional payments, including each financial intermediary's Fund sales and assets, as well as the willingness and ability of the financial intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. In some cases, intermediaries will include the Funds on a preferred list. The Distributor's goals include making the Financial Professionals who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. The amounts paid to intermediaries vary by fund and by share class.
The payments described above are not made for Class R-6 shares.
Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses. Other compensation may be paid to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.
The payments described in this SAI may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary's website for more information about the total amounts paid to them by Principal and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in the prospectus. Ask your Financial Professional about any fees and commissions they charge.
Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund's Sub-Advisors when selecting brokers to effect portfolio transactions.

As of December 16, 2015, the Distributor anticipates that the firms that will receive additional payments as described in the Additional Payments to Intermediaries section above (other than sales charges, Rule 12b-1 fees and Expense Reimbursement) include, but are not necessarily limited to, the following:

Acclaim Benefits, Inc.	Lincoln Retirement Services Co.
ADP Retirement Services	Lockton Financial Advisors LLC
AIG Advisor Group	LPL Financial Corporation
AIG SunAmerica Life	Massachusetts Mutual
American Century Investments	Matrix Trust Co.
American General Life Insurance	Mercer HR Services
Ameriprise Financial Services	Merrill Lynch
Ascensus	MetLife Securities, Inc.
AssetMark Trust Company	MidAtlantic Capital Corporation
AXA Advisors, LLC	MML Investors Services Inc.
Bankers Trust Company	Morgan Stanley
Benefit Plan Administrators	National Asset Management
Benefit Solutions	National Financial Services
Benefit Trust Company	National Planning Corp.
Broadridge	Nationwide Investment Services Corp
Cambridge Investment Research Inc.	New York State Deferred Compensation Plan
Cetera Advisor Networks LLC	Newport Group Retirement Plan Services
Cetera Advisors LLC	NFP Advisor Services, LLC
Cetera Financial Group	NFP Securities, Inc.
Cetera Financial Specialists LLC	Northwestern Mutual Investment Services
Cetera Investment Services LLC	Oppenheimer & Co.
Chapin, Davis	Pershing
Charles Schwab & Co.	Plan Administrators, Inc.
Charles Schwab Trust Company	Principal Life Insurance Company
Chase Investment Services Corp.	Principal Securities, Inc.
Citigroup Global Markets Inc.	Prudential Investment Management Services
Comerica Retirement Services	Prudential Retirement Services
Comerica Securities Inc.	Putnam Investors Services
Commonwealth Financial Network	Raymond James & Associates, Inc.
Compusys (Texas)	Raymond James Financial Services, Inc.
CPI Qualified Consultants	RBC Capital Markets Corp.
Credit Suisse Securities (USA) LLC	Reliance Trust Company
Digital Retirement Solutions	Retirement Clearinghouse
Edward Jones	Robert W. Baird & Co.
ePlan Services, Inc.	Royal Alliance Associates, Inc.
Expert Plan	SagePoint Financial, Inc.
Farmers Financial Solutions	Securities America, Inc.
Fidelity Investment Institutional Operations Co.	Securities Service Network, Inc.
Financial Telesis Inc.	SII Investments, Inc.
First Allied Securities	Soltis Investment Advisors, Inc.
First Clearing LLC	Standard Insurance Company
First Heartland Capital Inc.	Standard Retirement Services
Foothill Securities, Inc	Stifel Nicolaus & Company, Inc.
FSC Securities Corporation	Summit Brokerage Services, Inc.
G.A. Repple & Company	T. Rowe Price Retirement Plan Services
Genesis Employee Benefit	TD Ameritrade Inc.
Girard Securities, Inc	TD Ameritrade Trust Company
Great-West Financial Retirement Plan Services, LLC	TIAA-CREF
GWFS Equities, Inc.	Triad Advisors, Inc.
Hanson McClain Securities	Trust Company of America

Hewitt Financial Services, LLC	TruSource
HighTower Securities, LLC	UBS Financial Services, Inc.
ICMA-Retirement Corp.	US Bancorp Investments
Invest Financial Corp.	VALIC Retirement Services Company
Investacorp Inc.	Vanguard Brokerage Services
Investment Centers of America, Inc.	Vanguard Group, The
Investors Capital Corp	Voya Financial Advisors, Inc.
Janney Montgomery Scott	Voya Institutional Plan Services, LLC
JJB Hilliard WL Lyons, Inc.	VSR Financial Services, Inc.
John Hancock Trust Co.	Wedbush Morgan Securities
JP Morgan	Wells Fargo Advisors
JP Turner & Company	Wells Fargo Bank, N.A.
KMS Financial Services, Inc.	Wilmington Trust Retirement & Institutional Services
Legend Equities Corporation	Woodbury Financial Services
Lincoln Financial Advisors	Xerox (ACS) HR Solutions
Lincoln Financial Securities
To obtain a current list of such firms, call 1-800-222-5852.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of a Fund by Principal, or by the Fund's Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of Principal and of each Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, Principal or the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that Principal or a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when Principal or the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which Principal or the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the Funds from compensating a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Therefore, Principal or the Sub-Advisor may not compensate a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Principal or a Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.
Principal or a Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, performance of client accounts, and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the sub-advisor’s overall responsibilities to the accounts under its management. Principal or a Sub-Advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and Principal or a Sub-Advisor may use it in servicing some or all of the accounts it manages. Principal and the Sub-Advisors allocated portfolio transactions for the Funds indicated in the following table to certain brokers for the year ended October 31, 2015 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

Fund	Amount of Transactions because of Research Services Provided	Related Commissions Paid
Diversified International	$6,485,804,587	$1,318,600
Equity Income	1,323,630,547	790,406
Global Diversified Income	5,260,618,284	864,541
Global Real Estate Securities	3,011,967,849	589,361
International Emerging Markets	3,419,054,537	1,006,033
International I	355,062,191	159,159
LargeCap Growth	454,200,863	382,939
LargeCap Growth I	1,934,105,083	225,285
LargeCap Growth II	1,308,380,679	273,808
LargeCap S&P 500 Index	2,837,589,918	3,246
LargeCap Value	7,260,735,396	810,947
LargeCap Value III	1,189,810,011	261,258
MidCap	6,310,284,803	347,529
MidCap Growth	12,982,908	14,448
MidCap Growth III	1,222,259,912	341,219
MidCap S&P 400 Index	1,240,257,959	11
MidCap Value I	3,565,101,364	1,727,806
MidCap Value III	1,121,545,603	143,912
Overseas	1,286,405,934	1,058,977
Principal Capital Appreciation	786,017,920	517,202
Real Estate Securities	1,391,572,885	195,844
SmallCap	842,212,773	183,032
SmallCap Growth I	1,154,834,412	823,635
SmallCap S&P 600 Index	1,253,267,716	1,016
SmallCap Value II	926,591,336	555,277
Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or Principal, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.
The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated investment company or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.
The Board has also approved procedures that permit a Fund's Sub-Advisor(s) to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Fund's procedures.
Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be significant over time, and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Funds may participate in a program through a relationship with Russell Implementation Services, Inc. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.
The following table shows the brokerage commissions paid during the periods indicated.

Total Brokerage Commissions Paid For Periods Ended October 31
Fund	2015	2014	2013
Core Plus Bond	$—	$709	$—
Diversified International	6,792,514	9,480,539	9,151,581
Equity Income	1,006,849	1,358,468	1,639,185
Global Diversified Income	6,474,815	6,015,422	4,657,568
Global Real Estate Securities	3,298,949	2,170,514	2,063,633
High Yield	—	480	40,346
High Yield I	1,146	2,026	5,869
Inflation Protection	—	629	—
International Emerging Markets	5,070,926	8,600,506	7,686,387
International I	182,388	941,068	1,301,916
LargeCap Growth	1,904,379	3,028,494	3,346,602
LargeCap Growth I	1,875,055	1,718,329	1,637,549
LargeCap Growth II	411,734	627,331	618,679
LargeCap S&P 500 Index	117,030	39,675	28,595
LargeCap Value	3,521,994	5,664,651	4,151,700
LargeCap Value III	874,186	1,279,677	722,530
MidCap	3,029,465	2,077,335	2,401,053
MidCap Growth	190,606	297,526	415,944
MidCap Growth III	835,261	1,352,958	1,572,664
MidCap S&P 400 Index	30,967	39,255	40,472
MidCap Value I	2,093,712	1,686,754	2,125,242
MidCap Value III	976,836	843,161	901,749
Overseas	1,779,516	1,788,752	1,286,524
Principal Capital Appreciation	672,781	284,951	289,843
Real Estate Securities	899,110	621,325	1,115,722
SmallCap	904,062	857,058	1,195,312
SmallCap Growth I	2,178,512	2,449,889	2,472,753
SmallCap S&P 600 Index	58,916	51,893	87,459
SmallCap Value II	1,075,366	1,174,602	1,449,998
The primary reasons for changes in several Funds' brokerage commissions for the three years were changes in Fund size; changes in market conditions; and changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.
Brokerage commissions from the portfolio transactions effected for the Funds were paid to brokers affiliated with Principal or its Sub-Advisors for the fiscal years ended October 31 as follows:

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2015 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Diversified International
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$2,278	0.03%	0.03%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	22,747	0.33%	0.45%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	548,148	8.07%	10.79%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	342,952	5.05%	4.09%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	748,301	11.02%	9.55%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	26,499	0.39%	0.66%
Total			$1,690,926	24.89%	25.57%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2015 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Equity Income
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$56,986	5.66%	9.25%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	7,660	0.76%	0.17%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	15,749	1.56%	1.13%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	21,018	2.09%	1.88%
	Baird Investment Management	Robert W. Baird & Co.	6,796	0.67%	0.68%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	85,384	8.48%	8.43%
Total			$193,593	19.23%	21.54%
Global Diversified Income
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$133,416	2.06%	2.86%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	47,586	0.73%	0.28%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	507,428	7.84%	5.60%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	275,216	4.25%	4.44%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	427,713	6.61%	5.22%
	Baird Investment Management	Robert W. Baird & Co.	17,557	0.27%	0.16%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	59,795	0.92%	1.38%
	Columbus Circle Investors Edge Asset Management, Inc. Finisterre Capital LLP Origin Asset Management LLP Post Advisory Group, LLC Principal Global Investors, LLC Principal Real Estate Investors, LLC	Spectrum Asset Management, Inc.	49,179	0.76%	0.64%
Total			$1,517,890	23.44%	20.58%
Global Real Estate Securities
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$63,983	1.94%	3.94%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	1,257	0.04%	0.05%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	239,986	7.27%	5.21%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	93,374	2.83%	4.37%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	157,708	4.78%	6.18%
	Baird Investment Management	Robert W. Baird & Co.	19,304	0.59%	0.40%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	23,970	0.73%	2.27%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	240	0.01%	0.01%
Total			$599,822	18.18%	22.41%
International Emerging Markets
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$3,632	0.07%	0.28%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	303,413	5.98%	5.77%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	435,282	8.58%	6.06%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	489,388	9.65%	9.07%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	20,897	0.41%	0.43%
Total			$1,252,612	24.70%	21.62%
International I
	American Century Investment Management, Inc.	CIBC World Markets Corp.	$28	0.02%	0.21%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	111,207	60.97%	56.07%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	46,767	25.64%	34.51%
Total			$158,002	86.63%	90.79%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2015 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
LargeCap Growth
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	38,120	2.00%	2.29%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	190,789	10.02%	7.04%
	Baird Investment Management	Robert W. Baird & Co.	17,584	0.92%	0.62%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	18,397	0.97%	2.02%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	27,141	1.43%	1.92%
Total			$292,029	15.33%	13.89%
LargeCap Growth I
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$31,409	1.68%	0.98%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	51,160	2.73%	2.84%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	118,692	6.33%	8.66%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	384	0.02%	0.03%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	237,147	12.65%	13.42%
	Baird Investment Management	Robert W. Baird & Co.	52,377	2.79%	1.60%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	96,094	5.12%	5.80%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	64,950	3.46%	2.14%
Total			$652,213	34.78%	35.46%
LargeCap Growth II
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$10,500	2.55%	1.18%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	13,322	3.24%	3.36%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	2,800	0.68%	0.72%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	22,218	5.40%	8.27%
	Baird Investment Management	Robert W. Baird & Co.	4,826	1.17%	0.45%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	18,562	4.51%	8.48%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	3,552	0.86%	0.37%
Total			$75,780	18.41%	22.85%
LargeCap S&P 500 Index
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$1,658	1.42%	0.21%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	867	0.74%	0.12%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	25,086	21.44%	22.46%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	141	0.12%	0.18%
Total			$27,752	23.71%	22.97%
LargeCap Value
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$206,872	5.87%	8.82%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	175,939	5.00%	4.91%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	209,948	5.96%	3.68%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	168,143	4.77%	3.10%
	Baird Investment Management	Robert W. Baird & Co.	66,000	1.87%	1.36%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	64,127	1.82%	2.39%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	7,419	0.21%	0.16%
Total			$898,447	25.51%	24.42%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2015 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
LargeCap Value III
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$28,198	3.23%	2.19%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	10,587	1.21%	1.84%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	16,767	1.92%	1.92%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	596	0.07%	0.05%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	36,256	4.15%	5.92%
	Baird Investment Management	Robert W. Baird & Co.	3,188	0.36%	0.55%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	14,035	1.61%	1.90%
Total			$109,627	12.54%	14.37%
MidCap
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$244,825	8.08%	13.51%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	141,917	4.68%	3.87%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	61,124	2.02%	2.43%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	153,351	5.06%	4.07%
	Baird Investment Management	Robert W. Baird & Co.	96,086	3.17%	2.52%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	26,431	0.87%	0.91%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	82,366	2.72%	1.91%
Total			$806,100	26.61%	29.22%
MidCap Growth
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	2,413	1.27%	1.12%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	454	0.24%	0.20%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	9,084	4.77%	3.27%
	Baird Investment Management	Robert W. Baird & Co.	7,746	4.06%	4.40%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	3,246	1.70%	1.04%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	1,612	0.85%	1.21%
Total			$24,555	12.88%	11.24%
MidCap Growth III
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$12,772	1.53%	1.24%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	32,785	3.93%	5.42%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	15,064	1.80%	2.11%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	4,548	0.54%	0.29%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	49,069	5.87%	8.11%
	Baird Investment Management	Robert W. Baird & Co.	20,247	2.42%	1.92%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	15,585	1.87%	4.75%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	66,991	8.02%	4.66%
Total			$217,061	25.99%	28.49%
MidCap S&P 400 Index
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$1,737	5.61%	3.10%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	24	0.08%	0.27%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	222	0.72%	2.21%
Total			$1,983	6.40%	5.59%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2015 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
MidCap Value I
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$523	0.02%	0.08%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	80,620	3.85%	5.07%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	64,855	3.10%	3.36%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	4,829	0.23%	0.11%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	124,600	5.95%	5.12%
	Baird Investment Management	Robert W. Baird & Co.	2,230	0.11%	0.05%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	37,730	1.80%	3.35%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	570	0.03%	0.01%
Total			$315,956	15.09%	17.14%
MidCap Value III
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$83,291	8.53%	12.67%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	60,110	6.15%	4.60%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	27,559	2.82%	5.88%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	59,611	6.10%	5.63%
	Baird Investment Management	Robert W. Baird & Co.	7,437	0.76%	0.56%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	6,697	0.69%	0.94%
Total			$244,706	25.05%	30.28%
Overseas
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	112,819	6.34%	12.26%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	127,154	7.15%	9.00%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	59,053	3.32%	4.14%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	73,354	4.12%	2.24%
Total			$372,380	20.93%	27.64%
Principal Capital Appreciation
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$63,551	9.45%	13.03%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	2,575	0.38%	0.33%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	6,831	1.02%	0.98%
	Baird Investment Management	Robert W. Baird & Co.	23,437	3.48%	2.32%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	27,770	4.13%	4.53%
Total			$124,163	18.46%	21.18%
Real Estate Securities
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$85,185	9.47%	13.30%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	21,323	2.37%	1.79%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	30,917	3.44%	3.80%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	56,475	6.28%	5.59%
	Baird Investment Management	Robert W. Baird & Co.	17,731	1.97%	1.08%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	34,080	3.79%	7.98%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	1,287	0.14%	0.60%
Total			$246,999	27.47%	34.14%
SmallCap
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	22,588	2.50%	2.29%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	61,386	6.79%	6.83%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	42,357	4.69%	4.93%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	63,459	7.02%	4.49%
	Baird Investment Management	Robert W. Baird & Co.	21,729	2.40%	1.56%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	20,104	2.22%	3.84%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	3,342	0.37%	0.38%
Total			$234,965	25.99%	24.32%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2015 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
SmallCap Growth I
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	19,672	0.90%	0.54%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	5,638	0.26%	0.14%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	94,907	4.36%	6.21%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	114,113	5.24%	5.82%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	139,407	6.40%	7.16%
	Baird Investment Management	Robert W. Baird & Co.	47,266	2.17%	1.93%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	10,919	0.50%	0.83%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	36,594	1.68%	2.13%
Total			$468,517	21.51%	24.77%
SmallCap S&P 600 Index
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$2,247	3.81%	2.38%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	16,504	28.01%	28.32%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	70	0.12%	0.11%
Total			$18,821	31.95%	30.81%
SmallCap Value II
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$13,455	1.25%	0.61%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	14,317	1.33%	1.72%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	23,362	2.17%	2.87%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	25,510	2.37%	1.07%
	Baird Investment Management	Robert W. Baird & Co.	138	0.01%	0.01%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	9,095	0.85%	1.18%
Total			$85,877	7.99%	7.47%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2014 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Diversified International
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$3,667	0.04%	0.12%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	36,885	0.39%	0.76%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	813,823	8.58%	8.28%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	910	0.01%	0.04%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	560,548	5.91%	4.84%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	889,681	9.38%	11.18%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	18,787	0.20%	0.37%
Total			$2,324,300	24.52%	25.59%

Equity Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$364,465	26.83%	17.00%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	8,002	0.59%	0.27%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	25,876	1.90%	2.19%
	Baird Investment Management	Robert W. Baird & Co.	14,584	1.07%	1.81%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	89,230	6.57%	7.37%
Total			$502,157	36.96%	28.64%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2014 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Global Diversified Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$129,066	2.15%	2.48%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	12,746	0.21%	0.07%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	433,287	7.20%	3.20%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	10,891	0.18%	0.38%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	168,393	2.80%	1.48%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	341,442	5.68%	3.05%
	Mellon Capital Management Corporation	Pershing LLC	186	0.00%	0.00%
	Baird Investment Management	Robert W. Baird & Co.	43,747	0.73%	0.25%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	23,442	0.39%	0.57%
	Principal Financial Group	Spectrum Asset Management, Inc.	216,683	3.60%	1.98%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	9,182	0.15%	0.10%
Total			$1,389,068	23.09%	13.56%
Global Real Estate Securities
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$19,804	0.91%	1.62%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	157,415	7.25%	4.49%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	59,277	2.73%	4.11%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	99,148	4.57%	5.68%
	Baird Investment Management	Robert W. Baird & Co.	8,918	0.41%	0.42%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	3,931	0.18%	0.49%
Total			$348,493	16.06%	16.81%
High Yield I
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$365	18.01%	10.46%
Total			$365	18.01%	10.46%
International Emerging Markets
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$975	0.01%	0.04%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	616,202	7.16%	7.45%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	5,074	0.06%	0.07%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	517,460	6.02%	6.69%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	727,987	8.46%	9.24%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	3,572	0.04%	0.11%
Total			$1,871,270	21.76%	23.61%
International I
	Cliffwater LLC	Commonwealth Australia Securities LLC	$
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	94,270	10.02%	14.07%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	78,945	8.39%	9.58%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	73,715	7.83%	4.85%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	289	0.03%	0.05%
	Goldman Sachs Asset Management, L.P.	Tora Trading Services, LLC	112	0.01%	0.01%
Total			$247,331	26.28%	28.57%
LargeCap Growth
	Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$21,282	0.70%	1.21%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	14,676	0.48%	0.87%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	38,937	1.29%	1.38%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	157,200	5.19%	5.69%
	Baird Investment Management	Robert W. Baird & Co.	34,067	1.12%	1.51%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	17,063	0.56%	0.38%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	17,157	0.57%	1.44%
Total			$300,384	9.92%	12.47%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2014 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
LargeCap Growth I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$16,712	0.97%	0.74%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	53,347	3.10%	3.73%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	187,305	10.90%	8.16%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	2,024	0.12%	0.11%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	176,590	10.28%	8.70%
	Baird Investment Management	Robert W. Baird & Co.	26,553	1.55%	0.83%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	57,961	3.37%	2.76%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	42,346	2.46%	1.40%
Total			$562,837	32.75%	26.42%
LargeCap Growth II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$76,346	12.17%	6.60%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	62,890	10.03%	12.55%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	20,875	3.33%	2.62%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	47,431	7.56%	7.64%
	Baird Investment Management	Robert W. Baird & Co.	13,958	2.22%	1.10%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	47,225	7.53%	13.05%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	739	0.12%	0.07%
Total			$269,464	42.95%	43.62%
LargeCap S&P 500 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$1,917	4.83%	1.11%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	16,478	41.53%	45.14%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	351	0.89%	0.15%
Total			$18,746	47.25%	46.39%
LargeCap Value
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$488,553	8.62%	16.67%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	124,975	2.21%	3.42%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	16,432	0.29%	0.95%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	68,119	1.20%	2.21%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	345,271	6.10%	4.33%
	Baird Investment Management	Robert W. Baird & Co.	162,295	2.87%	1.61%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	194,477	3.43%	4.81%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	36,814	0.65%	0.37%
Total			$1,436,938	25.37%	34.38%
LargeCap Value III
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	26,089	2.04%	2.59%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	35,138	2.75%	3.57%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	4,735	0.37%	0.26%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	52,865	4.13%	2.44%
	Baird Investment Management	Robert W. Baird & Co.	8,630	0.67%	0.47%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	43,024	3.36%	4.34%
Total			$170,481	13.32%	13.66%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2014 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
MidCap
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$244,227	11.76%	19.13%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	252	0.01%	0.01%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	133,148	6.41%	5.93%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	699	0.03%	0.09%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	54,092	2.60%	2.67%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	39,109	1.88%	1.71%
	Baird Investment Management	Robert W. Baird & Co.	29,174	1.40%	1.03%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	54,052	2.60%	2.85%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	6,013	2.89%	2.44%
Total			$614,765	29.59%	35.85%
MidCap Growth
	Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$1,616	0.54%	1.07%
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	145	0.05%	0.18%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,084	0.36%	0.13%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	1,736	0.58%	0.42%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	6,354	2.14%	1.65%
	Baird Investment Management	Robert W. Baird & Co.	6,291	2.11%	1.95%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	424	0.14%	0.13%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	4,065	1.37%	1.53%
Total			$21,715	7.30%	7.06%
MidCap Growth III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$17,538	1.30%	0.72%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	33,819	2.50%	1.57%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	16,536	1.22%	1.17%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	1,121	0.08%	0.06%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	40,443	2.99%	2.62%
	Baird Investment Management	Robert W. Baird & Co.	32,281	2.39%	1.09%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	6,423	0.47%	0.82%
	Mellon Capital Management Corporation	Westminster Research Associates LLC	113,220	8.37%	12.64%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	39,752	2.94%	1.40%
Total			$301,134	22.26%	22.09%
MidCap S&P 400 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$461	1.17%	0.92%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	25	0.06%	0.16%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	12	0.03%	0.05%
Total			$498	1.27%	1.14%
MidCap Value I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$17,641	1.05%	0.96%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	72,528	4.30%	3.46%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	39,755	2.36%	2.63%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	81,309	4.82%	5.19%
	Pyramis Global Advisors, LLC	National Financial Services, LLC	651	0.04%	0.06%
	Baird Investment Management	Robert W. Baird & Co.	5,914	0.35%	0.22%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	33,150	1.97%	3.01%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	243	0.01%	0.01%
Total			$251,189	14.89%	15.54%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2014 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
MidCap Value III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$151,299	17.94%	22.89%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	45,776	5.43%	3.39%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	248	0.03%	0.06%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	15,134	1.79%	2.58%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	42	0.00%	0.00%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	50,807	6.03%	5.81%
	Baird Investment Management	Robert W. Baird & Co.	14,531	1.72%	0.69%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	14,858	1.76%	1.33%
Total			$292,697	34.71%	36.75%
Overseas
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$5,633	0.31%	0.57%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	148,177	8.28%	11.97%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	91,601	5.12%	6.72%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	2,170	0.12%	0.10%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	91,174	5.10%	5.05%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	99,293	5.55%	3.15%
Total			$438,049	24.49%	27.57%
Principal Capital Appreciation
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$33,893	11.89%	13.02%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,849	0.65%	0.09%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	2,162	0.76%	1.34%
	Baird Investment Management	Robert W. Baird & Co.	10,776	3.78%	2.99%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	1,559	0.55%	1.00%
Total			$50,238	17.63%	18.44%
Real Estate Securities
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$17,273	2.78%	2.37%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	38,443	6.19%	6.05%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	151	0.02%	0.03%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	29,419	4.73%	4.76%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	23,608	3.80%	4.70%
	Baird Investment Management	Robert W. Baird & Co.	20,114	3.24%	2.97%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	1,108	0.18%	0.18%
Total			$130,116	20.94%	21.06%
SmallCap
	Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$319	0.04%	0.01%
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	21,233	2.48%	3.34%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	67,674	7.90%	8.51%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	578	0.07%	0.11%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	60,581	7.07%	7.00%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	34,229	3.99%	4.17%
	Baird Investment Management	Robert W. Baird & Co.	20,069	2.34%	4.06%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	4,098	0.48%	1.05%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	313	0.04%	0.03%
Total			$209,094	24.40%	28.28%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2014 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
SmallCap Growth I
	Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$9,210	0.38%	0.51%
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	6,005	0.25%	0.26%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	3,153	0.13%	0.11%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	93,117	3.80%	4.36%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	26,390	1.08%	2.23%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	125,416	5.12%	5.36%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	169,444	6.92%	5.96%
	Mellon Capital Management Corporation	Robert W. Baird & Co.	2,370	0.10%	0.01%
	Baird Investment Management	Robert W. Baird & Co.	46,893	1.91%	1.61%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	5,022	0.21%	0.22%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	34,975	1.43%	1.59%
Total			$521,995	21.31%	22.22%
SmallCap S&P 600 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$1,644	3.17%	3.24%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	8,811	16.98%	17.31%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	94	0.18%	0.49%
Total			$10,549	20.33%	21.03%
SmallCap Value II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$9,776	0.83%	0.53%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	7,126	0.61%	0.77%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	133	0.01%	0.01%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	209	0.02%	0.00%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	40,966	3.49%	2.08%
	Baird Investment Management	Robert W. Baird & Co.	622	0.05%	0.05%
Total			$58,832	5.01%	3.44%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Diversified International
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$8,395	0.09%	0.14%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	771,272	8.43%	8.87%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	34,056	0.37%	0.72%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	740,301	8.09%	8.10%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	659	0.01%	0.02%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	471,045	5.15%	4.79%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	38,502	0.42%	0.67%
Total			$2,064,230	22.56%	23.31%
Equity Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$431,774	26.34%	19.88%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	70,044	4.27%	2.75%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	135,704	8.28%	8.53%
Total			$637,522	38.89%	31.16%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Global Diversified Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$173,102	3.72%	3.67%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	10,398	0.22%	0.12%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	300,931	6.46%	4.25%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	7,711	0.17%	0.34%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	191,531	4.11%	3.08%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	162,070	3.48%	2.31%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	64,873	1.39%	1.28%
	Columbus Circle Investors Edge Asset Management, Inc. Principal Global Investors, LLC Principal Real Estate Investors, LLC Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	158,407	3.40%	2.32%
Total			$1,069,023	22.95%	17.37%
Global Real Estate Securities
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$68,896	3.34%	7.51%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	505	0.02%	0.06%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	69,652	3.38%	3.05%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	6	0.00%	0.00%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	50,275	2.44%	3.40%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	29,645	1.44%	2.00%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	12,307	0.60%	0.91%
Total			$231,286	11.22%	16.93%
High Yield I
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$487	8.31%	8.80%
Total			$487	8.31%	8.80%
International Emerging Markets
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$13,403	0.17%	0.50%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	505,530	6.58%	6.21%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	1,153	0.01%	0.06%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	522,887	6.80%	5.79%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	617,732	8.04%	8.14%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	20,346	0.26%	0.28%
Total			$1,681,051	21.86%	20.98%
International I
	Cliffwater LLC	Commonwealth Australia Securities LLC	$178	0.01%	0.01%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	100,143	7.69%	8.54%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	43,697	3.36%	2.38%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	110,978	8.52%	10.32%
	Vaughan Nelson Investment Management, LP	Natixis Securities Americas LLC	676	0.05%	0.05%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	303	0.02%	0.03%
Total			$255,975	19.65%	21.33%
LargeCap Growth
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$24,196	0.72%	1.10%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	12,473	0.37%	0.77%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	177,389	5.30%	6.81%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	19,416	0.58%	0.51%
Total			$233,474	6.97%	9.19%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
LargeCap Growth I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$358	0.02%	0.02%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	76,954	4.70%	5.93%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	162,481	9.92%	6.59%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	1,655	0.10%	0.18%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	138,786	8.48%	6.61%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	43,849	2.68%	2.94%
Total			$424,083	25.90%	22.27%
LargeCap Growth II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$55,532	8.98%	4.36%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	44,270	7.16%	9.64%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	15,089	2.44%	2.26%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	73,349	11.86%	13.10%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	29,977	4.85%	6.74%
Total			$218,217	35.29%	36.10%
LargeCap S&P 500 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$32	0.11%	0.07%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	182	0.64%	0.56%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	12,329	43.11%	45.88%
Total			$12,543	43.86%	46.51%
LargeCap Value
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$334,568	8.06%	11.21%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	226,278	5.45%	6.27%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	9,053	0.22%	0.50%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	100,430	2.42%	2.09%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	147,797	3.56%	5.41%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	145,259	3.50%	5.31%
Total			$963,385	23.21%	30.79%
LargeCap Value III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$21,041	2.91%	1.79%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	471	0.07%	0.04%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	7,463	1.03%	0.75%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	2,336	0.32%	0.21%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	2,289	0.32%	0.16%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	42,577	5.89%	6.55%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	11,108	1.54%	1.34%
Total			$87,285	12.08%	10.84%
MidCap
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$92,078	3.83%	6.16%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	452	0.02%	0.01%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	104,017	4.33%	4.57%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	3,879	0.16%	0.46%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	38,357	1.60%	3.20%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	20,613	0.86%	1.20%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	32,614	1.36%	1.17%
Total			$292,010	12.16%	16.77%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
MidCap Growth
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$5,669	1.36%	1.32%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	5,214	1.25%	1.41%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	19,473	4.68%	4.91%
	Pyramis Global Advisors, LLC	National Financial Services, LLC	656	0.16%	0.09%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	779	0.19%	0.15%
Total			$31,791	7.64%	7.88%
MidCap Growth III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$227,939	14.49%	6.31%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	37,371	2.38%	2.88%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	76	0.00%	0.01%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	1,270	0.08%	0.10%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	73,294	4.66%	3.36%
	Neuberger Berman Fixed Income LLC	Jones & Associates	4,084	0.26%	0.13%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	40,272	2.56%	0.56%
Total			$384,306	24.43%	13.35%
MidCap S&P 400 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$369	0.91%	0.45%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	7,993	19.75%	19.84%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	4,596	11.36%	9.86%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	5,675	14.02%	13.06%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	58	0.14%	0.20%
Total			$18,691	46.18%	43.41%
MidCap Value I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$28,503	1.34%	1.56%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	77,803	3.66%	3.33%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	54,708	2.57%	3.42%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	99,561	4.68%	4.59%
	Pyramis Global Advisors, LLC	National Financial Services, LLC	408	0.02%	0.01%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	25,621	1.21%	1.64%
Total			$286,604	13.48%	14.55%
MidCap Value III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$89,200	9.89%	10.82%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	23,619	2.62%	2.67%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	730	0.08%	0.09%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	17,039	1.89%	3.33%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	235	0.03%	0.01%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	10,260	1.14%	1.51%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	9,713	1.08%	0.77%
Total			$150,796	16.73%	19.20%
Overseas
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$126,863	9.86%	8.70%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	102,113	7.94%	12.74%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	65,352	5.08%	6.40%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	59,526	4.63%	5.33%
	Mellon Capital Management Corporation	Pershing LLC	791	0.06%	0.13%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	13,525	1.05%	0.49%
Total			$368,170	28.62%	33.79%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Principal Capital Appreciation
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$13,756	4.75%	6.92%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	468	0.16%	0.16%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	6,393	2.21%	2.11%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	10,156	3.50%	5.77%
Total			$30,773	10.62%	14.96%
Real Estate Securities
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$149,220	13.37%	17.06%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	13,704	1.23%	1.66%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	745	0.07%	0.17%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	25,578	2.29%	5.40%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	32,870	2.95%	4.37%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	27,580	2.47%	2.79%
Total			$249,697	22.38%	31.45%
SmallCap
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$41,959	3.51%	5.61%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	55,310	4.63%	4.26%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	647	0.05%	0.16%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	51,369	4.30%	5.43%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	43,956	3.68%	2.83%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	4,008	0.34%	0.52%
Total			$197,249	16.51%	18.81%
SmallCap Growth I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$10,683	0.43%	0.35%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	10,266	0.42%	0.33%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	77,861	3.15%	4.14%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	20,183	0.82%	1.41%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	139,144	5.63%	5.36%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	126,360	5.11%	4.80%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	21,350	0.86%	0.62%
Total			$405,847	16.42%	17.01%
SmallCap S&P 600 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$14,982	17.13%	16.61%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	12,712	14.53%	13.12%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	6,487	7.42%	7.47%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	81	0.09%	0.17%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	15	0.02%	0.04%
Total			$34,277	39.19%	37.41%
SmallCap Value II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$147,811	10.19%	9.78%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	4,261	0.29%	0.25%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	17	0.00%	0.00%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	7,662	0.53%	0.66%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	66,492	4.59%	3.52%
Total			$226,243	15.60%	14.21%
Material differences, if any, between the percentage of a Fund's brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commissions rates the Sub-Advisor has negotiated with the broker. Commission rates a Sub-Advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker's execution.

The following table indicates the value of each Fund's aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended October 31, 2015.

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
Fund	Broker or Dealer	Holdings (in thousands)
Core Plus Bond	Bank of America Corp	$33,379
	Bank of New York Mellon Corp/The	16,715
	Citigroup Inc	17,217
	Credit Suisse Group AG	1,850
	Deutsche Bank AG	2,944
	Goldman Sachs Group Inc/The	68,074
	Morgan Stanley	68,701
	UBS Group AG	31,973
	Wells Fargo & Co	9,597
Diversified International	Goldman Sachs Group Inc/The	67,488
Equity Income	Morgan Stanley	106,450
	Wells Fargo & Co	96,443
Global Diversified Income	Bank of America Corp	87,124
	Bank of New York Mellon Corp/The	5,251
	Citigroup Inc	121,476
	Credit Suisse Group AG	132,615
	Deutsche Bank AG	9,475
	Goldman Sachs Group Inc/The	7,482
	Morgan Stanley	544,181
	Nomura Holdings Inc	2,803
	UBS Group AG	108,418
	Wells Fargo & Co	80,972
Global Real Estate Securities	Morgan Stanley	48,442
	Nomura Holdings Inc	26,110
Government & High Quality Bond	Citigroup Inc	17,103
	Goldman Sachs Group Inc/The	49,367
	Morgan Stanley	9,234
	Wells Fargo & Co	5,733
High Yield	Goldman Sachs Group Inc/The	238,693
	Wells Fargo & Co	33,009
High Yield I	Bank of America Corp	946
	Citigroup Inc	1,756
Income	Bank of America Corp	31,617
	Bank of New York Mellon Corp/The	9,651
	Citigroup Inc	31,834
	Goldman Sachs Group Inc/The	156,403
	Morgan Stanley	31,779
	Wells Fargo & Co	15,975
Inflation Protection	Bank of America Corp	1,434
International Emerging Markets	Goldman Sachs Group Inc/The	10,672
LargeCap Growth	Goldman Sachs Group Inc/The	64,289
LargeCap Growth I	Bank of New York Mellon Corp/The	853
	Morgan Stanley	138,640
LargeCap Growth II	Bank of New York Mellon Corp/The	80
	Morgan Stanley	11,524

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
LargeCap S&P 500 Index	Bank of America Corp	46,116
	Bank of New York Mellon Corp/The	12,099
	Citigroup Inc	42,013
	Goldman Sachs Group Inc/The	19,816
	Morgan Stanley	102,094
	Wells Fargo & Co	66,396
LargeCap Value	Bank of America Corp	3,692
	Citigroup Inc	44,578
	Goldman Sachs Group Inc/The	60,532
	Wells Fargo & Co	120,981
LargeCap Value III	Bank of America Corp	45,125
	Bank of New York Mellon Corp/The	982
	Citigroup Inc	29,131
	Goldman Sachs Group Inc/The	31,133
	Morgan Stanley	1,190
	Wells Fargo & Co	59,436
MidCap	Goldman Sachs Group Inc/The	9,363
MidCap Growth	Goldman Sachs Group Inc/The	4,885
MidCap Value III	Goldman Sachs Group Inc/The	13,375
Money Market	Bank of America Corp	57,900
	Credit Suisse Group AG	56,891
	Morgan Stanley	4,900
	Wells Fargo & Co	7,200
Overseas	Credit Suisse Group AG	28,498
	Deutsche Bank AG	1,834
	Nomura Holdings Inc	1,422
	UBS Group AG	30,782
Principal Capital Appreciation	Goldman Sachs Group Inc/The	61,990
	Wells Fargo & Co	52,617
Short-Term Income	Bank of America Corp	72,805
	Bank of New York Mellon Corp/The	16,238
	Citigroup Inc	56,647
	Credit Suisse Group AG	6,240
	Goldman Sachs Group Inc/The	38,793
	Morgan Stanley	56,700
	Wells Fargo & Co	33,916
SmallCap	Goldman Sachs Group Inc/The	14,949
Allocation of Trades
By the Manager (“Principal”). Principal shares a common trading platform and personnel that perform trade-related functions with Principal Global Investors (“PGI”) and, where applicable, Principal and PGI coordinate trading activities on behalf of their respective clients. Such transactions are executed in accordance with the firms' trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. Principal acts as discretionary investment adviser for registered investment companies and PGI acts as investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

If, in carrying out the investment objectives of their respective clients, occasions arise in which Principal and PGI deem it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, Principal and PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. Principal and PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of Principal and PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.
Principal provides investment advice to the Principal LifeTime Funds, the Principal LifeTime Hybrid Funds, and other funds of funds, and PGI assists Principal in managing the Principal LifeTime Funds. Conflicts may arise in connection with the services Principal provides to funds of funds with respect to asset class and target weights for each asset class and investments made in underlying mutual funds. Principal also provides investment advisory services to Funds that have multiple investment advisers (“Multi-Managed Funds”). These services include determining the portion of a Multi-Managed Fund's portfolio to be allocated to an adviser. Conflicts may arise in connection with the services Principal and PGI provide to the funds of funds that they manage, in connection with the services Principal provides to other funds of funds and Multi-Managed Funds, for the following reasons:

•
Principal serves as the investment adviser to the underlying mutual funds in which the funds of funds invest, and PGI or an affiliated investment adviser may serve as sub-adviser to the mutual funds in which a fund of funds may invest. This raises a potential conflict because Principal's or an affiliated company's profit margin may vary depending upon the underlying fund in which the funds of funds invest;

•
Principal or an affiliated person may serve as investment adviser to a portion of a Multi-Managed Fund. This raises a potential conflict because Principal's or an affiliated investment adviser's profit margin may vary depending on the extent to which a Multi-Managed Fund's assets are managed by Principal or allocated to an affiliated adviser.

•
A sub-advisor may determine that the asset class PFI has hired it to manage (for example, small capitalization growth stocks) can be managed effectively only by limiting the amount of money devoted to the purchase of securities in the asset class. In such a case, a sub-advisor may impose a limit on the amount of money PFI may place with the sub-advisor for management. When a sub-advisor for two or more PFI Funds imposes such a limit, Principal and/or the sub-advisor may need to determine which Fund will be required to limit its investment in the asset class and the degree to which the Fund will be so limited. Principal and the sub-advisor may face a conflict of interest in making its determination.

In order to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest, Principal and /or PGI does the following:

•	Maintains a documented, systematic methodology for determining into which mutual funds the funds of funds invest that does not give undue consideration to the impact to Principal, PGI, or affiliates.

•
Maintains a documented, systematic methodology for determining the portions of a Multi-Managed Fund to be allocated to a sub-adviser that does not give undue consideration to the impact to Principal or its affiliates;

•
Reminds its investment personnel who provide services to the funds of funds or Multi-Managed Funds of Principal's inherent conflicts of interest, and Principal's duties of loyalty and care as a fiduciary, and obtains a quarterly written affirmation from each portfolio manager that he/she has employed the applicable methodology in good faith in making investment decisions during the preceding quarter; and

•
Principal's Investment Oversight and Risk Committee monitors the services provided to the funds of funds and Multi-Managed Funds to ensure such services conform to the applicable investment methodology, that undue consideration is not given to Principal or its affiliates, and that such services reflect Principal's duties of loyalty and care as a fiduciary.

By the Sub-Advisors. The portfolio managers of each Sub-Advisor manage a number of accounts other than the Fund's portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.

Investments the Sub-Advisor deems appropriate for the Fund's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund's portfolio and other accounts. In such circumstances, the Sub-Advisor may determine that orders for the purchase or sale of the same security for the Fund's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor to be equitable and in the best interests of the Fund’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.
Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM (Strategic Asset Management) Portfolios. Edge or an affiliate of Edge also serves as Sub-Advisor to some of the funds underlying the SAM Portfolios. Edge may, therefore, face conflicts of interest in fulfilling its responsibilities to the SAM Portfolios and underlying funds because Edge's profit margin may vary depending on the underlying funds in which the SAM Portfolios invest. Principal and Edge are committed to minimizing the potential conflict of interest.
PURCHASE AND REDEMPTION OF SHARES
Purchase of Shares
Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Class A shares of the Funds are purchased at their public offering price and other share classes of the Funds are purchased at the net asset value ("NAV") per share, as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received in good order by the close of the regular trading session of the NYSE as described below in "Pricing of Fund Shares."
All income dividends and capital gains distributions, if any, on a Fund's Institutional Class and Classes R-1, R-2, R-3, R-4, R-5, and R-6 shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund's Classes A, C, J, and P shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects to take dividends in cash. The reinvestment will be made at the NAV determined on the first business day following the record date.
The Fund, at its discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind) in accordance with procedures approved by the Fund’s Board of Directors.
MidCap Fund
For retail investors (i.e., non-employer sponsored retirement plan investors), effective as of the close of the New York Stock Exchange on June 14, 2013 and for employer-sponsored retirement plan investors, effective as of the close of the New York Stock Exchange on August 15, 2013, the MidCap Fund will no longer be available for purchases from new investors except in limited circumstances.

•
Shareholders, including those in omnibus accounts, who own shares of the MidCap Fund as of June 14, 2013 (for retail investors, i.e., non-employer sponsored retirement plan investors) or August 15, 2013 (for employer sponsored retirement plan investors), may continue to make purchases, exchanges, and dividend or capital gains reinvestment in existing accounts.

•
Registered Investment Advisor (RIA) and bank trust firms that have an investment allocation to the MidCap Fund in a fee-based, wrap or advisory account, may continue to add new clients, purchase shares, and exchange into the MidCap Fund. The MidCap Fund will not be available to new RIA and bank trust firms.

•
Shareholders through accounts at private banks may continue to purchase shares and exchange into the MidCap Fund. Private banks that have an investment allocation to the MidCap Fund may add new clients. The MidCap Fund will not be available to private bank or private bank platforms not already investing in the MidCap Fund.

•
Shareholders in broker/dealer wrap or fee-based programs that have an investment allocation to the MidCap Fund may continue to purchase shares and exchange into the MidCap Fund. Existing broker/dealer wrap or fee-based programs may add new participants.

•
Shareholders in certain types of retirement plans (including 401(k)s, SEPs, SIMPLEs, 403(b)s, etc.) may continue to purchase shares and exchange into the MidCap Fund. New participants in these plans may elect to purchase shares of the MidCap Fund.

•	Retirement plans in transition as of the closure date will have until August 15, 2013, to fund any new accounts.

•	Investors who open a new IRA transfer or rollover account by the close of business on June 14, 2013, will have until August 15, 2013, to fund these accounts.

•
Shareholders within brokerage accounts may continue to purchase shares of the MidCap Fund; however, new brokerage accounts will not be permitted to begin investing in the MidCap Fund after June 14, 2013.

•	529 plans that include the MidCap Fund within their investment options may continue to purchase shares and exchange into the MidCap Fund.

•	Funds of funds may continue to invest in the MidCap Fund.
Sales of Shares
Payment for shares tendered for redemption is ordinarily made in cash. The Fund may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Pricing of Fund Shares."
The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Exchanges Between Classes of Shares
Through your financial intermediary, in certain limited circumstances, you may become eligible to exchange shares of a Fund you own for shares of a different class of the same Fund, if you become eligible to purchase shares of such different class of the same Fund through your account with your financial intermediary. The following shows the permitted exchanges, subject to the conditions described herein:

Exchange From Class	Exchange To Class
A	P, Institutional
C	A, P, Institutional
P	A, C, Institutional
Institutional	A, C, P, R-6
Such same Fund exchanges between share classes are permitted subject to conditions including, but not limited to, the following:

•	You or your retirement plan sponsor must be eligible to purchase shares of the class into which the exchange is to occur;

•
Your financial intermediary or the retirement plan sponsor's financial intermediary must have an agreement with the underwriter or transfer agent of Principal Funds allowing the purchase of such share class for you;

•	The Fund must offer shares of such class of such Fund in your state or the state of the retirement plan sponsor;

•	In order to exchange into Class A shares, you must be eligible to purchase Class A shares with no initial sales charge;

•	Depending on the circumstances, for exchanges from Classes A and C shares there may be a contingent deferred sales charge in connection with the exchange; and

•
Any such exchange must be requested by your financial intermediary or retirement plan sponsor (with approval by the Distributor) and, except as otherwise approved by the Distributor, must result from either (i) the financial intermediary seeking to have shares of the Funds on their platform held in a particular share class, (ii) the share class becoming available to your financial intermediary or financial professional through a new relationship, or (iii) your retirement plan sponsor electing to have shares of the Funds offered as part of the plan investment options held in a particular share class.

If after purchasing Class P or Institutional Class shares you become ineligible to invest in Class P or Institutional Class shares, you may be permitted to exchange from Class P or Institutional Class shares into other share classes issued by the same Fund if your financial intermediary determines you qualify for such an exchange.

You should check with your financial intermediary to see if the exchange you wish to complete will satisfy the conditions. Your ability to exchange between share classes of the same Fund may be limited by the operational limitations of your financial intermediary. Please consult your financial professional for more information.
While such an exchange may not be considered a taxable event for income tax purposes, you should consult with your tax adviser regarding possible federal, state, local and foreign tax consequences.
Effective October 14, 2016, insert the following new sub-section:
Money Market Fund Liquidity Fees and Redemption Gates
Investor Transaction Considerations Regarding Liquidity Fees and/or Redemption Gates

•	If a shareholder submits a redemption order while a redemption gate is in effect, the redemption order is invalid and a shareholder must submit a new redemption order after the gate is lifted.

•
If the Money Market Fund received, but has not yet processed, a purchase order prior to notifying investors of the imposition of liquidity fees or redemption gates, such purchase order will be considered a valid purchase and will be processed normally.

•
If a liquidity fee is imposed during the day, an intermediary that receives both purchase and redemption orders from a single underlying accountholder will not apply the liquidity fee to the net amount of redemptions made by that same accountholder, since the purchase order was received before the time the liquidity fee was implemented.

•
If a redemption request was verifiably submitted to the Money Market Fund’s agent before a liquidity fee or redemption gate is imposed but is received by the Money Market Fund after a liquidity fee or redemption gate is imposed, the fund will pay the proceeds of the redemption request despite the gate and will not impose a liquidity fee on the redemption request.

•
A checkwriting redemption request which is verifiably submitted to the Money Market Fund’s agent before a liquidity fee or redemption gate is imposed will be considered a valid redemption and will be processed normally.

Effective October 14, 2016, insert the following new section:
MONEY MARKET FUND MATERIAL EVENTS
Imposition of Liquidity Fees and Temporary Suspensions of Fund Redemptions
During the last 10 years (with such time period commencing October 14, 2016), the Money Market Fund has experienced the following with respect to the imposition of liquidity fees and/or redemption gates:
The Fund has: i) invested less than ten percent, and/or ii) invested less than thirty percent, but more than ten percent, of its total assets in weekly liquid assets. Information is provided for each occurrence, if any, in the table below.

	invested less than 10%	invested less than 30%, but more than 10%
Dates and length of time for which the Fund invested less than 10% (or 30%, as applicable) of its total assets in weekly liquid assets.	none to disclose at this time	none to disclose at this time
Dates and length of time for which the Fund’s board of directors determined to impose a liquidity fee and/or temporarily suspend the Fund’s redemptions.	none to disclose at this time	none to disclose at this time
Percentage of the Fund’s total assets invested in weekly liquid assets as of the dates the Fund invested less than 10% (or 30%, as applicable) in weekly liquid assets.	none to disclose at this time	none to disclose at this time
Percentage of the Fund’s total assets invested in weekly liquid assets as of the dates the Fund imposed a liquidity fee.	none to disclose at this time	none to disclose at this time
Size of liquidity fee.	none to disclose at this time	none to disclose at this time
Percentage of the Fund’s total assets invested in weekly liquid assets as of the date on which the Fund suspended redemptions (implemented a redemption gate).	none to disclose at this time	none to disclose at this time
Date on which the Fund initially suspended redemptions (implemented a redemption gate).	none to disclose at this time	none to disclose at this time
Date on which the Fund removed the liquidity fee and/or resumed fund redemptions.	none to disclose at this time	none to disclose at this time

The Fund was required to disclose additional information about this event (or these events, as appropriate) on Form N-CR and to file this form with the Securities and Exchange Commission. Any Form N-CR filing submitted by the

Fund is available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.
Financial Support Provided to Money Market Funds
During the last 10 years (with such time period commencing October 14, 2016), the Money Market Fund has experienced the following with respect to financial support provided to the Money Market Fund:
The Fund has: i) been provided financial support from an affiliated person, promoter, or principal underwriter of the Fund, or an affiliated person of such a person, and/or ii) participated in one or more mergers with another investment company. Information is provided with respect to the Fund as well as with respect to the merging investment company (as applicable) for each occurrence, if any, in the table below.

	Financial Support to the Money Market Fund	Merging Investment Company
Description of nature of support.	none to disclose at this time	none to disclose at this time
Person providing support.	none to disclose at this time	none to disclose at this time
Brief description of relationship between the person providing support and the Fund.	none to disclose at this time	none to disclose at this time
Date support provided.	none to disclose at this time	none to disclose at this time
Amount of support.	none to disclose at this time	none to disclose at this time
Security supported (if applicable). Disclose the name of the issuer, the title of the issue (including coupon or yield, if applicable) and at least two identifiers, if available (e.g., CUSIP, ISIN, CIK, LEI).)
	none to disclose at this time	none to disclose at this time
Value of security supported on date support was initiated (if applicable).	none to disclose at this time	none to disclose at this time
The Fund was required to disclose additional information about this event (or these events, as appropriate) on Form N-CR and to file this form with the Securities and Exchange Commission. Any Form N-CR filing submitted by the Fund is available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.
PRICING OF FUND SHARES
Each Fund's shares are bought and sold at the current net asset value ("NAV") per share. Each Fund's NAV for each class is calculated each day the New York Stock Exchange ("NYSE") is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day; Martin Luther King, Jr. Day; Washington's Birthday/Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.
For all Funds except the Money Market Fund, the share price is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares owned in that class.
In determining NAV, securities listed on an Exchange, the NASDAQ National Market and any foreign markets within the Western Hemisphere are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.
Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.
Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Debt securities with remaining maturities of sixty days or less for which market quotations and information furnished by a third party pricing service are not readily available will be valued at amortized cost, which approximates current value. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.
A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and Principal or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.
Money Market Fund
The share price of each Class of shares of the Money Market Fund is determined at the same time and on the same days as the Funds described above. All securities held by the Money Market Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.
Use of the amortized cost valuation method by the Money Market Fund requires the Fund to maintain a dollar weighted average maturity of 60 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.
The Board of Directors has established procedures for the Money Market Fund designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to Principal to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds ½ of 1%, the Board of Directors promptly considers what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.
The Board of Directors has approved policies and procedures for Principal to conduct monthly stress testing of the Money Market Fund’s ability to maintain a stable net asset value per share and a weekly liquid asset level of at least 10%.
TAX CONSIDERATIONS
Qualification as a Regulated Investment Company
The Funds intend to qualify annually to be treated as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended, (the IRC) by satisfying certain requirements prescribed by Subchapter M of the IRC. To qualify as RICs, the Funds must invest in assets which produce types of income specified in the IRC (Qualifying Income). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, the Funds’ ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Funds do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the IRC for a given year. If a Fund fails to qualify as a regulated investment company for a particular year, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains or qualifying dividends) of the Fund in the manner they were received by the Fund.
Futures Contracts and Options
As previously discussed, some of the Funds invest in futures contracts or options thereon, index options, or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.
International Funds
Some foreign securities purchased by the Funds may be subject to foreign withholding taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. The Funds may from year to year make an election to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income. Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Service. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize additional taxable income, which in turn must be distributed. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after Dec. 31, 2016, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Special Tax Considerations for the California Municipal and Tax-Exempt Bond Funds (collectively the “Municipal Funds” or singly the "Fund")
The Municipal Funds also intend to qualify to pay "exempt-interest dividends" to their shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund which consist of interest received by that Fund on tax-exempt municipal obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends in determining whether they are subject to the corporate alternative minimum tax. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.
If a shareholder receives an exempt-interest dividend with respect to shares of the Fund held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) under Section 147(a) of the Internal Revenue Code of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. If legislation is enacted that eliminates or significantly reduces the availability of municipal obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objectives and policies. In such event, the Fund would reevaluate its investment objectives and policies.
PORTFOLIO HOLDINGS DISCLOSURE
The portfolio holdings of any fund that is a fund of funds are shares of underlying mutual funds; holdings of any fund of funds may be made available upon request. In addition, the Fund may publish month-end portfolio holdings information for each Fund’s portfolio on the www.principal.com website and on the www.principalfunds.com website on the thirteenth business day of the following month. The Funds may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on portfolio holdings. The Funds may also occasionally publish information on the websites concerning the removal, addition or change in weightings of underlying funds in which the funds of funds invest. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the www.principalglobal.com website. Principal Funds Money Market Fund also publishes on the website www.principal.com, within five business days after the end of each month, certain information required to be made publicly available by SEC rule. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.
Non-Specific Information. Under the Portfolio Holdings Disclosure Policy, the Funds may distribute non-specific information about the Funds and/or summary information about the Funds as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of a Fund's holdings. This information may be made available at any time (or without delay).
Policy. The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)
Daily to the Fund's portfolio pricing services, Bloomberg, Interactive Data Corporation, J.J. Kenny, J.P. Morgan PricingDirect, Inc., Markit Partners, and Standard & Poor’s Securities Evaluations, Inc. to obtain prices for portfolio securities;

2)	Upon proper request to government regulatory agencies or to self-regulatory organizations;

3)	As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

4)	To the sub-advisers' proxy service providers (Automatic Data Processing, Glass Lewis & Co., and Institutional Shareholder Services (ISS)) to facilitate voting of proxies; and

5)	To the Fund's custodian, and tax service provider, The Bank of New York Mellon, in connection with the tax and custodial services it provides to the Fund.

The Fund is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, Principal or the Fund's sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Fund's shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund's or Principal’s Chief Compliance Officer ("CCO") must approve such disclosure, in writing before it occurs. The Fund currently has disclosure agreements with the following:

Abel Noser	Investment Company Institute (ICI)
Advent	Iron Mountain
Advent Custodial Data (ACD)	ITG
Advent Portfolio Exchange	JPMorgan Worldwide Securities Services
Barclays Capital	LexisNexis
Barra	Lipper
Barra Portfolio Manager	Market WSO Services
Black Mountain Systems	Mathias & Carr
BlackRock Solutions Aladdin System	Misys International Banking Systems, Inc.
Bloomberg	Morgan Stanley
Broadridge Financial Solutions, Inc.	Morningstar, Inc.
Brown Brothers Harriman	MSCI
Charles River	Omgeo LLC
Charles River Development	Pershing Prime Services
Charles River Systems, Inc.	Pricing Direct
Charles River Trading System	Principal Global Investors, LLC
Citigroup Global Transaction Services	Risk Metrics
Confidential Shredding	RR Donnelley and Sons
Confluence Technologies	Russell Implementation Services
Copal Partners (UK) Limited	Security APL
Cortland Capital Market Services LLC	SEI Global Services, Inc.
Credit Suisse	SS&C Technologies
Eagle Investment Systems Corp.	State Street Bank & Trust
EDM Americas	SunGard Investment Management Systems
Electra Information Systems	SunGard Personal Trading System
Electra Securities & Reconciliation System	SunGard/Protogent PTA
Eze Software Group	Super Derivatives
FactSet	Syntel Inc.
FactSet Research Systems Inc.	TriOptima
Financial Recovery Technologies (FRT)	Varden Technologies Inc
Financial Tracking Technologies LLC	Wilshire
Global Link - GTSS	Wilshire Atlas
Global Trading Analytics	Wolters Kluwer
INDATA	Yield Book
Infinit Outsourcing
Any agreement by which any Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.

The Fund may also disclose to Edge, non-public portfolio holdings information relating to the underlying funds in which the SAM Portfolios may invest to facilitate Edge's management of the SAM Portfolios. Edge may use underlying fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the SAM Portfolios.
The Fund may also disclose to PGI, non-public portfolio holdings information relating to the underlying funds in which the Principal LifeTime Funds may invest to facilitate PGI’s management of the Principal LifeTime Funds. PGI may use underlying fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the Principal LifeTime Funds.
The Fund's non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund's shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor Principal nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund's CCO will periodically, but no less frequently than annually, review the Fund's portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund's Board of Directors. In addition, the Fund's Board of Directors must approve any change in the Fund's portfolio holdings disclosure policy that would expand the distribution of such information.
PROXY VOTING POLICIES AND PROCEDURES
The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Principal or to that Fund's Sub-Advisor, as appropriate. Principal and each Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.
Funds that operate as funds of funds invest in shares of other Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the fund's shareholders in the same proportion as the votes of other shareholders of the underlying fund.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2015, is available, without charge, upon request, by calling 1-800-222-5852 or on the SEC website at www.sec.gov.
FINANCIAL STATEMENTS
The financial statements of the Fund at October 31, 2015, are incorporated herein by reference to the Fund's most recent Annual Report to Shareholders filed with the SEC on Form N-CSR.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP (220 South Sixth Street, Suite 1400, Minneapolis, MN 55402), independent registered public accounting firm, is the independent registered public accounting firm for the Fund Complex.
GENERAL INFORMATION
MidCap S&P 400 Index Fund, LargeCap S&P 500 Index Fund, and SmallCap S&P 600 Index Fund Only. The Funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in these Funds particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index, or S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to Principal Life Insurance Company and Principal is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, S&P MidCap 400 Index, and S&P SmallCap 600 Index which are determined, composed, and calculated by S&P without regard to Principal Life Insurance Company, Principal, or the Funds. S&P has no obligation to take the needs of Principal Life Insurance Company, Principal or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index, or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX, OR S&P SMALLCAP 600 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, PRINCIPAL, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Control Persons
The following list identifies shareholders who own more than 25% of the voting securities of the Fund as of June 6, 2016. It is presumed that a person who owns more than 25% of the voting securities of a fund controls the fund. A control person could control the outcome of proposals presented to shareholders for approval. The information is listed in alphabetical order by fund.

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
CALIFORNIA MUNICIPAL	29.82%	JP MORGAN CLEARING CORP OMNIBUS	NEW YORK	JPMORGAN CHASE & CO.
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

CORE PLUS BOND	26.62%	LIFETIME 2020 FUND	MARYLAND	PRINCIPAL FUNDS, INC.
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL	41.15%	PRINCIPAL TRUST COMPANY	DELAWARE	PRINCIPAL HOLDING
		PRINCIPAL TRUST TARGET DATE		COMPANY, LLC (1)
		COLLECTIVE INVESTMENT FUNDS
		1013 CENTRE RD STE 300
		WILMINGTON DE 19805-1265

EQUITY INCOME	34.74%	DELAWARE CHARTER GUARANTEE & TRUST	DELAWARE	PRINCIPAL HOLDING
		GOLD STAR ELECTRIC PPS		COMPANY, LLC (1)
		CHARLES P CHAMBERS
		PO BOX 231223
		ANCHORAGE AK 99523-1223

HIGH YIELD I	41.33%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
INFLATION PROTECTION	29.90%	PRINCIPAL TRUST COMPANY	DELAWARE	PRINCIPAL HOLDING
		PRINCIPAL TRUST TARGET DATE		COMPANY, LLC (1)
		COLLECTIVE INVESTMENT FUNDS
		1013 CENTRE RD STE 300
		WILMINGTON DE 19805-1265

INTERNATIONAL I	63.28%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP GROWTH I	36.72%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP GROWTH II	87.95%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

MIDCAP GROWTH	28.00%	DELAWARE CHARTER GUARANTEE & TRUST	DELAWARE	PRINCIPAL HOLDING
		PAUL MANRING BUSINESS INDIV 401K		COMPANY, LLC (1)
		FBO PAUL H MANRING
		15415 73RD ST
		KENOSHA WI 53142-8841

MIDCAP GROWTH III	29.54%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

MIDCAP S&P 400 INDEX	41.37%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE I	60.71%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
OVERSEAS FUND	32.08%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
		FBO PLIC VARIOUS RETIREMENT		COMPANY, LLC (1)
		PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL	26.26%	DELAWARE CHARTER GUARANTEE & TRUST	DELAWARE	PRINCIPAL HOLDING
APPRECIATION		SUNRISE GOLF INC INDIV 401K PSP		COMPANY, LLC (1)
		FBO MARK A TANSEY
		513 ADAMS ST APT 305
		TOLEDO OH 43604-1444

PRINCIPAL LIFETIME	61.84%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
STRATEGIC INCOME		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2010	52.27%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2015	52.58%	BANKERS TRUST	IOWA	BANKERS TRUST
		FBO PRIN SELECT SVING EXCESS PLAN		(Privately held community
		FOR EES		bank)
		ATTN MARK HARRISON
		453 7TH ST PO BOX 897
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015	43.55%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
		FBO PLIC VARIOUS RETIREMENT		COMPANY, LLC (1)
		PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020	55.59%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2025	57.47%	BANKERS TRUST	IOWA	BANKERS TRUST
		FBO DEF COMP FOR SELECT INV		(Privately held community
		PROFESSIONALS OF PFG AND ITS		bank)
		ATTN MARK HARRISON
		453 7TH ST PO BOX 897
		DES MOINES IA 50392-0001

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
PRINCIPAL LIFETIME 2025	38.36%	DELAWARE CHARTER GUAR & TRUST CO	DELAWARE	PRINCIPAL HOLDING
		D/B/A PRINCIPAL TRUST COMPANY		COMPANY, LLC (1)
		CITY OF ANNAPOLIS RETIREE MEDICAL
		SAVINGS ACCOUNT
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME 2030	57.58%	BANKERS TRUST	IOWA	BANKERS TRUST
		FBO PRINC SELECT SVNG EXCESS PLAN		(Privately held community
		FOR EES		bank)
		ATTN MARK HARRISON
		453 7TH ST PO BOX 897
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035	58.96%	BANKERS TRUST	IOWA	BANKERS TRUST
		FBO DEF COMP FOR SELECT INV		(Privately held community
		PROFESSIONALS OF PFG AND ITS		bank)
		ATTN MARK HARRISON
		453 7TH ST PO BOX 897
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035	36.42%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040	57.72%	BANKERS TRUST	IOWA	BANKERS TRUST
		FBO PRIN SELECT SVNG EXC PLAN		(Privately held
		INDV FIELD		community bank)
		ATTN MARK HARRISON
		PO BOX 897
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045	56.51%	PRINCIPAL LIFE INSURANCE CO CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2045	38.69%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
PRINCIPAL LIFETIME 2050	62.45%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2055	62.98%	PRINCIPAL LIFE INSURANCE CO CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2055	31.91%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060	74.23%	BANKERS TRUST	IOWA	BANKERS TRUST
		FBO DEF COMP FOR SELECT INV		(Privately held
		PROFESSIONALS OF PFG AND ITS		community bank)
		ATTN MARK HARRISON
		453 7TH ST PO BOX 897
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID	85.35%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
INCOME		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID	97.52%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
2015		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID	97.64%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
2020		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
PRINCIPAL LIFETIME HYBRID	95.57%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
2025		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID	97.17%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
2030		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID	95.51%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
2035		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID	97.43%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
2040		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID	90.49%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
2045		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID	97.14%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
2050		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID	95.83%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
2055		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
PRINCIPAL LIFETIME HYBRID	93.89%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
2060		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I	49.39%	BANKERS TRUST	IOWA	BANKERS TRUST
		FBO DEF COMP FOR SELECT INV		(Privately held
		PROFESSIONALS OF PFG AND ITS		community bank)
		ATTN MARK HARRISON
		453 7TH ST PO BOX 897
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX	38.24%	DELAWARE CHARTER GUARANTEE & TRUST	DELAWARE	PRINCIPAL HOLDING
		PAUL MANRING BUSINESS INDIV 401K		COMPANY, LLC (1)
		FBO PAUL H MANRING
		15415 73RD ST
		KENOSHA WI 53142-8841

SMALLCAP VALUE II	38.92%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

(1) Principal Financial Group, Inc. is the parent of control for Principal Financial Services, Inc.; Principal Financial Services, Inc. is the parent of control for Principal Life Insurance Company and Principal Management Corporation; Principal Life Insurance Company is the parent of control for Principal Holding Company, LLC.

The Directors and Officers of the Fund, member companies of the Principal Financial Group, and certain other persons may purchase shares of the Funds without the payment of any sales charge. The sales charge is waived on these transactions because there are either no distribution costs or only minimal distribution costs associated with the transactions. For a description of the persons entitled to a waiver of sales charge in connection with their purchase of shares of the Funds, see the discussion of the waiver of sales charges under the caption "Choosing a Share Class and the Costs of Investing" in the prospectus for Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 shares.
The funds of funds or Principal Life Insurance Company will vote in the same proportion as shares of the Funds owned by other shareholders. Therefore, these funds do not exercise voting discretion.
The By-laws of the Fund sets the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund states that a quorum is "The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund."
Certain proposals presented to shareholders for approval require the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of 1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or 2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities").

Principal Holders of Securities
The Fund is unaware of any persons who own beneficially (but are not shareholders of record) more than 5% of the Fund's outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Fund's outstanding shares as of June 6, 2016. The list is presented in alphabetical order by fund.

Fund/Class	Percent of Ownership	Name and Address of Owner
CALIFORNIA MUNICIPAL (A)	37.59%	JP MORGAN CLEARING CORP OMNIBUS
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

CALIFORNIA MUNICIPAL (A)	11.03%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

CALIFORNIA MUNICIPAL (A)	9.30%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

CALIFORNIA MUNICIPAL (A)	8.94%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

CALIFORNIA MUNICIPAL (A)	7.53%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST
		BUILDING ONE, 2ND FLOOR
		JACKSONVILLE FL 32246-6484

CALIFORNIA MUNICIPAL (A)	5.76%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

CALIFORNIA MUNICIPAL (C)	22.78%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

CALIFORNIA MUNICIPAL (C)	20.68%	JP MORGAN CLEARING CORP OMNIBUS
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

CALIFORNIA MUNICIPAL (C)	11.81%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

Fund/Class	Percent of Ownership	Name and Address of Owner
CALIFORNIA MUNICIPAL (C)	9.60%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

CALIFORNIA MUNICIPAL (C)	8.75%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

CALIFORNIA MUNICIPAL (C)	7.61%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

CALIFORNIA MUNICIPAL (C)	6.77%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

CALIFORNIA MUNICIPAL (I)	61.31%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

CALIFORNIA MUNICIPAL (I)	23.07%	TD AMERITRADE INC FOR THE
		EXCLUSIVE BENEFIT OF OUR CLIENTS
		PO BOX 2226
		OMAHA NE 68103-2226

CALIFORNIA MUNICIPAL (I)	12.50%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

CALIFORNIA MUNICIPAL (P)	39.14%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

CALIFORNIA MUNICIPAL (P)	35.85%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

CALIFORNIA MUNICIPAL (P)	9.56%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

Fund/Class	Percent of Ownership	Name and Address of Owner
CALIFORNIA MUNICIPAL (P)	6.37%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

CALIFORNIA MUNICIPAL (P)	5.58%	RBC CAPITAL MARKETS, LLC
		MUTUAL FUND OMNIBUS PROCESS OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		60 SOUTH SIXTH STREET - P08
		MINNEAPOLIS MN 55402-4413

Fund/Class	Percent of Ownership	Name and Address of Owner
CORE PLUS BOND (A)	7.23%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

CORE PLUS BOND (C)	22.05%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

CORE PLUS BOND (C)	8.61%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

CORE PLUS BOND (C)	5.52%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA IN TAIK LEE
		2920 E SHERIDAN AVE
		DES MOINES IA 50317-3747

CORE PLUS BOND (I)	29.10%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND (I)	23.48%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND (I)	10.16%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND (I)	6.82%	LIFETIME 2025 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
CORE PLUS BOND (I)	6.41%	LIFETIME 2010 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND (R1)	96.80%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND (R2)	99.19%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND (R3)	84.63%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND (R4)	93.79%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND (R5)	87.61%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
DIVERSIFIED INTERNATIONAL (A)	7.30%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DIVERSIFIED INTERNATIONAL (C)	21.60%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DIVERSIFIED INTERNATIONAL (I)	44.51%	PRINCIPAL TRUST COMPANY
		PRINCIPAL TRUST TARGET DATE
		COLLECTIVE INVESTMENT FUNDS
		1013 CENTRE RD STE 300
		WILMINGTON DE 19805-1265

DIVERSIFIED INTERNATIONAL (I)	7.79%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
DIVERSIFIED INTERNATIONAL (I)	6.38%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (I)	6.17%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (I)	5.38%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (I)	5.13%	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (I)	5.10%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (P)	64.64%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

DIVERSIFIED INTERNATIONAL (P)	7.38%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

DIVERSIFIED INTERNATIONAL (P)	7.26%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

DIVERSIFIED INTERNATIONAL (P)	5.73%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

DIVERSIFIED INTERNATIONAL (R1)	98.43%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
DIVERSIFIED INTERNATIONAL (R2)	97.69%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R3)	87.24%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R4)	80.26%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R4)	7.14%	PIMS/PRUDENTIAL RETIREMENT
		AS NOMINEE FOR THE TTEE/CUST PL 006
		INTERIOR SPECIALISTS INC
		1630 FARADAY AVE
		CARLSBAD CA 92008-7313

DIVERSIFIED INTERNATIONAL (R5)	91.29%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
EQUITY INCOME (A)	22.33%	JP MORGAN CLEARING CORP OMNIBUS
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

EQUITY INCOME (A)	14.75%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

EQUITY INCOME (A)	10.68%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

EQUITY INCOME (A)	5.31%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

Fund/Class	Percent of Ownership	Name and Address of Owner
EQUITY INCOME (C)	14.55%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

EQUITY INCOME (C)	12.51%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

EQUITY INCOME (C)	11.78%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

EQUITY INCOME (C)	9.50%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

EQUITY INCOME (C)	6.99%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

EQUITY INCOME (C)	6.66%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

EQUITY INCOME (I)	36.50%	PRINCIPAL LIFE INSURANCE CO CUST.
		FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

EQUITY INCOME (I)	12.94%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (I)	8.65%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (I)	6.17%	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
EQUITY INCOME (I)	6.04%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (I)	5.96%	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (I)	5.76%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (I)	5.72%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (P)	23.39%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

EQUITY INCOME (P)	19.42%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

EQUITY INCOME (P)	11.16%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

EQUITY INCOME (P)	10.89%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

EQUITY INCOME (P)	10.29%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

EQUITY INCOME (P)	7.77%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

Fund/Class	Percent of Ownership	Name and Address of Owner
EQUITY INCOME (P)	7.32%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

EQUITY INCOME (P)	6.05%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

EQUITY INCOME (R1)	71.96%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (R1)	23.97%	STIFEL NICOLAUS & CO INC
		EXCLUSIVE BENEFIT OF CUSTOMERS
		501 N BROADWAY
		SAINT LOUIS MO 63102-2188

EQUITY INCOME (R2)	61.99%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (R2)	35.70%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

EQUITY INCOME (R3)	85.39%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (R4)	86.14%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME (R4)	8.86%	NFS LLC FEBO
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS 401K FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987

EQUITY INCOME (R5)	92.08%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
GLOBAL DIVERSIFIED INCOME (A)	18.17%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GLOBAL DIVERSIFIED INCOME (A)	10.97%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

GLOBAL DIVERSIFIED INCOME (A)	9.33%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

GLOBAL DIVERSIFIED INCOME (A)	8.66%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

GLOBAL DIVERSIFIED INCOME (A)	7.70%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

GLOBAL DIVERSIFIED INCOME (A)	6.10%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

GLOBAL DIVERSIFIED INCOME (A)	5.58%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

GLOBAL DIVERSIFIED INCOME (C)	19.82%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

GLOBAL DIVERSIFIED INCOME (C)	19.30%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

GLOBAL DIVERSIFIED INCOME (C)	13.45%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

Fund/Class	Percent of Ownership	Name and Address of Owner
GLOBAL DIVERSIFIED INCOME (C)	8.36%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

GLOBAL DIVERSIFIED INCOME (C)	7.81%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

GLOBAL DIVERSIFIED INCOME (C)	7.33%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GLOBAL DIVERSIFIED INCOME (I)	28.01%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

GLOBAL DIVERSIFIED INCOME (I)	20.34%	PRINCIPAL TRUST COMPANY
		PRINCIPAL TRUST TARGET DATE
		COLLECTIVE INVESTMENT FUNDS
		1013 CENTRE RD STE 300
		WILMINGTON DE 19805-1265

GLOBAL DIVERSIFIED INCOME (I)	11.53%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME (I)	8.45%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME (P)	26.18%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

GLOBAL DIVERSIFIED INCOME (P)	19.09%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

GLOBAL DIVERSIFIED INCOME (P)	17.66%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

Fund/Class	Percent of Ownership	Name and Address of Owner
GLOBAL DIVERSIFIED INCOME (P)	8.68%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

GLOBAL DIVERSIFIED INCOME (P)	7.91%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

GLOBAL DIVERSIFIED INCOME (P)	6.99%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GLOBAL DIVERSIFIED INCOME (P)	5.80%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

Fund/Class	Percent of Ownership	Name and Address of Owner
GLOBAL REAL ESTATE SECURITIES (A)	27.75%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY STREET
		SAN FRANCISCO CA 94104-4151

GLOBAL REAL ESTATE SECURITIES (A)	11.76%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GLOBAL REAL ESTATE SECURITIES (A)	9.29%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

GLOBAL REAL ESTATE SECURITIES (A)	7.48%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

GLOBAL REAL ESTATE SECURITIES (A)	6.62%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

GLOBAL REAL ESTATE SECURITIES (C)	40.77%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

Fund/Class	Percent of Ownership	Name and Address of Owner
GLOBAL REAL ESTATE SECURITIES (C)	12.10%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

GLOBAL REAL ESTATE SECURITIES (C)	9.64%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GLOBAL REAL ESTATE SECURITIES (C)	8.21%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

GLOBAL REAL ESTATE SECURITIES (C)	5.75%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

GLOBAL REAL ESTATE SECURITIES (C)	5.32%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

GLOBAL REAL ESTATE SECURITIES (I)	23.69%	PRINCIPAL TRUST COMPANY
		PRINCIPAL TRUST TARGET DATE
		COLLECTIVE INVESTMENT FUNDS
		1013 CENTRE RD STE 300
		WILMINGTON DE 19805-1265

GLOBAL REAL ESTATE SECURITIES (I)	8.97%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES (I)	7.62%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES (I)	5.96%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

GLOBAL REAL ESTATE SECURITIES (I)	5.00%	CHARLES SCHWAB & CO INC
		ATTN MUTUAL FUND OPS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

GLOBAL REAL ESTATE SECURITIES (P)	24.49%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

Fund/Class	Percent of Ownership	Name and Address of Owner
GLOBAL REAL ESTATE SECURITIES (P)	16.80%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

GLOBAL REAL ESTATE SECURITIES (P)	16.38%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

GLOBAL REAL ESTATE SECURITIES (P)	9.84%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

GLOBAL REAL ESTATE SECURITIES (P)	8.54%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

GLOBAL REAL ESTATE SECURITIES (P)	6.94%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

GLOBAL REAL ESTATE SECURITIES (P)	5.30%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

GLOBAL REAL ESTATE SECURITIES (P)	5.24%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GLOBAL REAL ESTATE SECURITIES (R3)	100.00%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

GLOBAL REAL ESTATE SECURITIES (R4)	100.00%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

GLOBAL REAL ESTATE SECURITIES (R5)	100.00%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

Fund/Class	Percent of Ownership	Name and Address of Owner
GLOBAL REAL ESTATE SECURITIES (R6)	43.93%	GREAT-WEST TRUST COMPANY LLC TTEE F
		SAN DIEGO COUNTY SCHOOLS FRINGE 403
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

GLOBAL REAL ESTATE SECURITIES (R6)	29.68%	GREAT-WEST TRUST COMPANY LLC TTEE F
		SAN DIEGO COUNTY SCHOOLS FRINGE 403
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

GLOBAL REAL ESTATE SECURITIES (R6)	17.79%	PIMS/PRUDENTIAL RETIREMENT
		AS NOMINEE FOR THE TTEE/CUST PL 300
		ANGSTROM GRAPHICS 401(K) &
		C/O ANGSTROM GRAPHICS INC MIDWEST
		4437 E 49TH ST
		CLEVELAND OH 44125-1005

Fund/Class	Percent of Ownership	Name and Address of Owner
GOVERNMENT & HIGH QUALITY BOND (A)	17.56%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GOVERNMENT & HIGH QUALITY BOND (A)	13.40%	JP MORGAN CLEARING CORP OMNIBUS
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

GOVERNMENT & HIGH QUALITY BOND (C)	27.14%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

GOVERNMENT & HIGH QUALITY BOND (C)	16.78%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

GOVERNMENT & HIGH QUALITY BOND (I)	33.65%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (I)	24.29%	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (I)	20.11%	SAM CONS BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (I)	8.30%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
GOVERNMENT & HIGH QUALITY BOND (I)	7.32%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (P)	55.02%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

GOVERNMENT & HIGH QUALITY BOND (P)	13.21%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

GOVERNMENT & HIGH QUALITY BOND (P)	9.53%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

GOVERNMENT & HIGH QUALITY BOND (P)	5.97%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

GOVERNMENT & HIGH QUALITY BOND (R1)	93.11%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R1)	6.39%	COUNSEL TRUST DBA MATC FBO
		L A CONSULTING 401 K PROFIT
		SHARING PLAN & TRUST
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228

GOVERNMENT & HIGH QUALITY BOND (R2)	65.69%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

GOVERNMENT & HIGH QUALITY BOND (R2)	32.45%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R3)	76.70%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
GOVERNMENT & HIGH QUALITY BOND (R4)	82.71%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R4)	5.73%	PRINCIPAL TRUST COMPANY
		FBO CRST INTL NQ PLAN
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

GOVERNMENT & HIGH QUALITY BOND (R5)	70.55%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R5)	5.34%	NORTHWEST ADMINISTRATORS
		FBO NQ EXCESS OF NW ADMINISTRATORS
		ATTN GAYLE BUSHNELL
		2323 EASTLAKE AVE E
		SEATTLE WA 98102-3305

Fund/Class	Percent of Ownership	Name and Address of Owner
HIGH YIELD (A)	15.86%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

HIGH YIELD (A)	14.35%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

HIGH YIELD (A)	10.06%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

HIGH YIELD (A)	5.08%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

HIGH YIELD (A)	5.05%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

HIGH YIELD (C)	25.21%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

Fund/Class	Percent of Ownership	Name and Address of Owner
HIGH YIELD (C)	12.63%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

HIGH YIELD (C)	10.42%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

HIGH YIELD (C)	7.01%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

HIGH YIELD (C)	6.91%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

HIGH YIELD (C)	6.80%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

HIGH YIELD (C)	5.52%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

HIGH YIELD (C)	5.33%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

HIGH YIELD (I)	32.95%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

HIGH YIELD (I)	11.08%	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

HIGH YIELD (I)	7.44%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

Fund/Class	Percent of Ownership	Name and Address of Owner
HIGH YIELD (I)	7.39%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

HIGH YIELD (I)	5.37%	SAM CONS BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

HIGH YIELD (P)	29.11%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

HIGH YIELD (P)	26.85%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

HIGH YIELD (P)	13.30%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

HIGH YIELD (P)	10.16%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

HIGH YIELD (P)	10.06%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

HIGH YIELD (P)	5.04%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

Fund/Class	Percent of Ownership	Name and Address of Owner
HIGH YIELD I (A)	34.01%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

HIGH YIELD I (A)	8.14%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

HIGH YIELD I (A)	5.22%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA URAIWAN CHANGOON
		708 PLACER CT
		SANTA ROSA CA 95401-5706

HIGH YIELD I (I)	41.52%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREE
		DES MOINES IA 50392-9992

HIGH YIELD I (I)	21.91%	PRINCIPAL TRUST COMPANY
		PRINCIPAL TRUST TARGET DATE
		COLLECTIVE INVESTMENT FUNDS
		1013 CENTRE RD STE 300
		WILMINGTON DE 19805-1265

HIGH YIELD I (I)	9.16%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

HIGH YIELD I (I)	6.76%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

HIGH YIELD I (I)	5.25%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
INCOME (A)	19.66%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INCOME (A)	17.04%	JP MORGAN CLEARING CORP OMNIBUS
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

INCOME (C)	23.49%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
INCOME (C)	11.53%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

INCOME (I)	27.45%	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (I)	25.14%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (I)	16.97%	PRINCIPAL LIFE INSURANCE CO CUST.
		FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

INCOME (I)	13.62%	SAM CONS BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (I)	6.08%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (P)	36.39%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

INCOME (P)	19.43%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

INCOME (P)	14.57%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

INCOME (P)	10.00%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

Fund/Class	Percent of Ownership	Name and Address of Owner
INCOME (P)	5.98%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCOUNT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

INCOME (P)	5.87%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

INCOME (R1)	97.79%	VOYA INSTITUTIONAL TRUST COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773

INCOME (R2)	81.42%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (R2)	14.95%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

INCOME (R3)	94.85%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (R4)	98.18%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (R5)	95.98%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME (R6)	99.83%	WELLS FARGO BANK FBO
		VARIOUS RETIREMENT PLANS 9888888836
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-1151

Fund/Class	Percent of Ownership	Name and Address of Owner
INFLATION PROTECTION (A)	26.81%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INFLATION PROTECTION (A)	7.68%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

INFLATION PROTECTION (A)	6.14%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

INFLATION PROTECTION (A)	5.22%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

INFLATION PROTECTION (C)	12.28%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INFLATION PROTECTION (C)	11.19%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

INFLATION PROTECTION (I)	30.56%	PRINCIPAL TRUST COMPANY
		PRINCIPAL TRUST TARGET DATE
		COLLECTIVE INVESTMENT FUNDS
		1013 CENTRE RD STE 300
		WILMINGTON DE 19805-1265

INFLATION PROTECTION (I)	12.96%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (I)	8.20%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (I)	6.40%	LIFETIME 2010 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (I)	6.25%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

Fund/Class	Percent of Ownership	Name and Address of Owner
INFLATION PROTECTION (I)	5.81%	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (I)	5.01%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (R1)	93.02%	DCGT AS TTEE AND/OR CUST
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (R2)	87.74%	DCGT AS TTEE AND/OR CUST
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (R2)	9.67%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

INFLATION PROTECTION (R3)	92.93%	DCGT AS TTEE AND/OR CUST
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (R4)	74.25%	DCGT AS TTEE AND/OR CUST
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (R4)	7.88%	STATE STREET BANK AND TRUST COMPANY
		TRUSTEE AND/OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901

INFLATION PROTECTION (R4)	6.47%	MATRIX TRUST COMPANY CUST FBO
		JANIK L L P EMPLOYEES RETIREMENT
		717 17TH ST STE 1300
		DENVER CO 80202-3304

INFLATION PROTECTION (R5)	75.79%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION (R5)	14.62%	COMANCHE COUNTY HOSPITAL AUTHORITY
		FBO COMANCHE COUNTY HOSPITAL
		AUTHORITY EMPLOYEE EXCESS PLAN
		ATTN DONNA WADE
		3401 W GORE BLVD
		LAWTON OK 73505-6300

Fund/Class	Percent of Ownership	Name and Address of Owner
INTERNATIONAL EMERGING MARKETS (A)	16.22%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INTERNATIONAL EMERGING MARKETS (C)	28.25%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INTERNATIONAL EMERGING MARKETS (I)	24.68%	PRINCIPAL TRUST COMPANY
		PRINCIPAL TRUST TARGET DATE
		COLLECTIVE INVESTMENT FUNDS
		1013 CENTRE RD STE 300
		WILMINGTON DE 19805-1265

INTERNATIONAL EMERGING MARKETS (I)	15.92%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (I)	8.74%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (I)	8.58%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (I)	7.10%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (I)	6.19%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (I)	5.34%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INTERNATIONAL EMERGING MARKETS (P)	28.15%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INTERNATIONAL EMERGING MARKETS (P)	23.37%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

INTERNATIONAL EMERGING MARKETS (P)	17.68%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

Fund/Class	Percent of Ownership	Name and Address of Owner
INTERNATIONAL EMERGING MARKETS (P)	10.21%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

INTERNATIONAL EMERGING MARKETS (P)	7.65%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

INTERNATIONAL EMERGING MARKETS (P)	6.10%	RBC CAPITAL MARKETS, LLC
		MUTUAL FUND OMNIBUS PROCESS OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		60 SOUTH SIXTH STREET - P08
		MINNEAPOLIS MN 55402-4413

INTERNATIONAL EMERGING MARKETS (R1)	96.46%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (R2)	91.98%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (R3)	87.92%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (R4)	81.49%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS (R4)	5.13%	MATRIX AS TTEE FBO BRANDYWINE
		REALTY TR AMD & RSTD EXECUTIVE
		DEFERRED COMPENSATION
		PO BOX 52129
		PHOENIX AZ 85072-2129

INTERNATIONAL EMERGING MARKETS (R5)	85.42%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
INTERNATIONAL I (A)	32.87%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INTERNATIONAL I (A)	11.79%	RBC CAPITAL MARKETS, LLC
		MUTUAL FUND OMNIBUS PROCESS OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		60 SOUTH SIXTH STREET - P08
		MINNEAPOLIS MN 55402-4413

INTERNATIONAL I (I)	83.44%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

INTERNATIONAL I (I)	12.05%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INTERNATIONAL I (P)	78.07%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

INTERNATIONAL I (P)	10.20%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

INTERNATIONAL I (P)	5.21%	PARK NATIONAL BANK
		ATTN TRUST (REINV)
		50 N THIRD STREET
		PO BOX 3500
		NEWARK OH 43058-3500

INTERNATIONAL I (P)	5.12%	BRICS & CO FBO
		JEWELERS MUTUAL INSURANCE AC 4305
		340 S CLEVELAND AVE
		1ST FL OH1 0481
		WESTERVILLE OH 43081-8917

INTERNATIONAL I (R1)	95.80%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL I (R2)	92.95%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL I (R2)	7.04%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

Fund/Class	Percent of Ownership	Name and Address of Owner
INTERNATIONAL I (R3)	84.26%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL I (R4)	95.58%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL I (R5)	87.40%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL I (R5)	6.21%	WELLS FARGO INST TRUST SERVICES
		FBO WORLD INSURANCE CO. EXECUTIVE
		SERP PLAN
		ATTN KATE MEYER
		733 MARQUETTE AVENUE
		MINNEAPOLIS MN 55402-2309

Fund/Class	Percent of Ownership	Name and Address of Owner
LARGECAP GROWTH (A)	16.22%	JP MORGAN CLEARING CORP OMNIBUS
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

LARGECAP GROWTH (C)	16.07%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

LARGECAP GROWTH (C)	13.13%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

LARGECAP GROWTH (C)	11.40%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

LARGECAP GROWTH (C)	7.66%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

Fund/Class	Percent of Ownership	Name and Address of Owner
LARGECAP GROWTH (I)	21.14%	STATE STREET BANK AND TRUST CO
		NEW YORK STATE DEFERRED
		COMPENSATION PLAN
		1200 CROWN COLONY DR
		QUINCY MA 02169-0938

LARGECAP GROWTH (I)	17.24%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH (I)	15.57%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH (I)	13.07%	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH (I)	6.07%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH (I)	5.13%	SAM CONS BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH (P)	60.78%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

LARGECAP GROWTH (P)	10.23%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

LARGECAP GROWTH (P)	10.11%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

LARGECAP GROWTH (P)	7.06%	RBC CAPITAL MARKETS, LLC
		MUTUAL FUND OMNIBUS PROCESS OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		60 SOUTH SIXTH STREET - P08
		MINNEAPOLIS MN 55402-4413

Fund/Class	Percent of Ownership	Name and Address of Owner
LARGECAP GROWTH (P)	5.03%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

LARGECAP GROWTH (R1)	98.04%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH (R2)	94.83%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH (R2)	5.16%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

LARGECAP GROWTH (R3)	92.44%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH (R4)	83.24%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH (R4)	7.13%	STATE STREET BANK AND TRUST COMPANY
		TRUSTEE AND/OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901

LARGECAP GROWTH (R4)	6.97%	MATRIX AS TTEE FBO BRANDYWINE
		REALTY TR AMD & RSTD EXECUTIVE
		DEFERRED COMPENSATION
		PO BOX 52129
		PHOENIX AZ 85072-2129

LARGECAP GROWTH (R5)	96.90%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
LARGECAP GROWTH I (A)	28.27%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

LARGECAP GROWTH I (A)	25.21%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

LARGECAP GROWTH I (I)	40.41%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP GROWTH I (I)	17.90%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

LARGECAP GROWTH I (I)	7.28%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (I)	6.99%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (I)	6.63%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (P)	51.40%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

LARGECAP GROWTH I (P)	35.68%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

LARGECAP GROWTH I (P)	11.45%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

LARGECAP GROWTH I (R1)	81.63%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
LARGECAP GROWTH I (R1)	8.30%	FIIOC
		FBO TOM BELL GROUP 401K
		RETIREMENT PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987

LARGECAP GROWTH I (R2)	78.06%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (R2)	13.08%	PIMS/PRUDENTIAL RETIREMENT
		AS NOMINEE FOR THE TTEE/CUST PL 880
		EVANS HOTELS 401(K)
		998 W MISSION BAY DR
		SAN DIEGO CA 92109-7803

LARGECAP GROWTH I (R3)	83.91%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (R4)	85.00%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (R5)	80.13%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I (R5)	5.87%	NFS LLC FEBO
		STATE STREET BANK TRUST CO
		TTEE VARIOUS RETIREMENT PLANS
		440 MAMARONECK AVE
		HARRISON NY 10528-2418

LARGECAP GROWTH I (R6)	53.45%	PIMS/PRUDENTIAL RETIREMENT
		AS NOMINEE FOR THE TTEE/CUST PL 764
		TRAIL BLAZERS SAVINGS AND
		1 N CENTER COURT ST STE 200
		PORTLAND OR 97227-2103

LARGECAP GROWTH I (R6)	36.82%	FIIOC
		FBO VAN WALL EQUIPMENT INC PROFIT
		SHARING 401K PLAN
		100 MAGELLAN WAY (KW1C)
		COVINGTON KY 41015-1987

LARGECAP GROWTH I (R6)	9.43%	GREAT-WEST TRUST COMPANY LLC TTEE F
		EMPLOYEE BENEFITS CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

Fund/Class	Percent of Ownership	Name and Address of Owner
LARGECAP GROWTH II (I)	96.30%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP GROWTH II (R1)	99.94%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH II (R2)	95.11%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH II (R3)	81.10%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH II (R3)	6.08%	MID ATLANTIC TRUST COMPANY FBO
		SCHRATTER FOODS INCORPORATED 401(K)
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

LARGECAP GROWTH II (R3)	5.91%	PRINCIPAL TRUST COMPANY
		FBO SSP AMERICAN DEF COMP PLAN
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

LARGECAP GROWTH II (R4)	93.93%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH II (R5)	89.13%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
LARGECAP S&P 500 INDEX (A)	9.37%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

LARGECAP S&P 500 INDEX (C)	28.90%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

LARGECAP S&P 500 INDEX (C)	10.39%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

LARGECAP S&P 500 INDEX (C)	7.37%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

LARGECAP S&P 500 INDEX (I)	18.71%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	16.00%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	15.17%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	13.16%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	8.66%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R1)	71.35%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R2)	88.85%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
LARGECAP S&P 500 INDEX (R2)	5.20%	JOHN HANCOCK TRUST COMPANY LLC
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324

LARGECAP S&P 500 INDEX (R3)	75.24%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R4)	78.63%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R5)	81.81%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R5)	5.74%	NFS LLC FEBO
		STATE STREET BANK TRUST CO
		TTEE VARIOUS RETIREMENT PLANS
		440 MAMARONECK AVE
		HARRISON NY 10528-2418

Fund/Class	Percent of Ownership	Name and Address of Owner
LARGECAP VALUE (C)	42.02%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

LARGECAP VALUE (C)	6.62%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

LARGECAP VALUE (I)	15.32%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (I)	14.71%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (I)	13.26%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
LARGECAP VALUE (I)	11.16%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (I)	9.45%	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (I)	7.79%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (I)	5.31%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

LARGECAP VALUE (P)	39.92%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

LARGECAP VALUE (P)	34.12%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

LARGECAP VALUE (P)	22.64%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

LARGECAP VALUE (R1)	100.00%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (R2)	53.31%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

LARGECAP VALUE (R2)	46.68%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
LARGECAP VALUE (R3)	77.66%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (R4)	91.08%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (R4)	6.92%	NATIONWIDE TRUST COMPANY FSB
		FBO PARTICIPATING RETIREMENT PLANS
		TPA-NTC
		C/O IPO PORTFOLIO ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

LARGECAP VALUE (R5)	85.10%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE (R5)	5.69%	PRINCIPAL TRUST COMPANY
		FBO DC SERP OF SANFORD HEALTH
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

Fund/Class	Percent of Ownership	Name and Address of Owner
LARGECAP VALUE III (I)	21.73%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP VALUE III (I)	17.79%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	15.28%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	14.75%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
LARGECAP VALUE III (I)	10.20%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (R1)	99.32%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (R2)	99.52%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (R3)	87.56%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (R4)	88.75%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (R4)	9.52%	SMH HEALTH CARE INC
		FBO NQ DEF COMP OF SMH PHYSICIAN SERVICES
		ATTN PLAN TRUSTEE
		1700 S TAMIAMI TRL
		SARASOTA FL 34239-3509

LARGECAP VALUE III (R5)	65.74%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE III (R5)	11.91%	DELAWARE CHARTER GUAR & TRUST CO
		FBO PRINCIPAL TRUST COMPANY
		VEBA TRUST IBEW HEALTH SAVING PLAN
		SOUTHWEST SCHOOL CORPORATION
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

LARGECAP VALUE III (R5)	7.46%	PRINCIPAL TRUST COMPANY
		FBO SUPP THRIFT PLAN OF FHBL OF PITTSBURGH
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

Fund/Class	Percent of Ownership	Name and Address of Owner
MIDCAP (A)	10.29%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

MIDCAP (A)	9.20%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

MIDCAP (A)	7.41%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY ACCOUNT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

MIDCAP (A)	5.82%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

MIDCAP (C)	18.79%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

MIDCAP (C)	14.37%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

MIDCAP (C)	11.75%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

MIDCAP (C)	8.07%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

MIDCAP (C)	7.07%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

MIDCAP (C)	5.46%	STIFEL NICOLAUS & CO INC
		EXCLUSIVE BENEFIT OF CUSTOMERS
		501 N BROADWAY
		SAINT LOUIS MO 63102-2188

Fund/Class	Percent of Ownership	Name and Address of Owner
MIDCAP (C)	5.04%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

MIDCAP (I)	17.86%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

MIDCAP (I)	9.01%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

MIDCAP (I)	7.10%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

MIDCAP (I)	5.58%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP (I)	5.04%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP (P)	18.97%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

MIDCAP (P)	16.61%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

MIDCAP (P)	15.62%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

Fund/Class	Percent of Ownership	Name and Address of Owner
MIDCAP (P)	13.11%	EDWARD D JONES & CO
		FOR THE BENEFIT OF CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3729

MIDCAP (P)	7.97%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

MIDCAP (P)	6.89%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

MIDCAP (R1)	81.16%	VOYA INSTITUTIONAL TRUST COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773

MIDCAP (R2)	32.74%	STATE STREET BANK AND TRUST COMPANY
		TRUSTEE AND/OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901

MIDCAP (R2)	14.88%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

MIDCAP (R2)	9.02%	FULTON BANK NA FBO
		CLAIR BROS AUDIO ENTERPRISES
		PO BOX 3215
		LANCASTER PA 17604-3215

MIDCAP (R2)	6.00%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP (R3)	22.80%	STATE STREET BANK AND TRUST COMPANY
		TRUSTEE AND/OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901

MIDCAP (R3)	16.32%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
MIDCAP (R3)	8.21%	TIAA-CREF TRUST CO CUST/TTEE FBO
		RETIREMENT PLANS FOR WHICH
		TIAA ACTS AS RECORDKEEPER
		ATTN TRUST OPERATIONS
		211 N BROADWAY STE 1000
		SAINT LOUIS MO 63102-2748

MIDCAP (R4)	15.92%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP (R4)	10.35%	NFS LLC FEBO
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS 401K FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987

MIDCAP (R4)	9.93%	JOHN HANCOCK TRUST COMPANY LLC
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324

MIDCAP (R4)	8.31%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

MIDCAP (R5)	23.85%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP (R5)	15.88%	WELLS FARGO BANK FBO
		VARIOUS RETIREMENT PLANS
		9888888836 NC 1151
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-1076

MIDCAP (R5)	7.60%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

Fund/Class	Percent of Ownership	Name and Address of Owner
MIDCAP GROWTH (I)	26.32%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH (I)	18.08%	NATIONWIDE TRUST COMPANY FSB
		C/O IPO PORTFOLIO ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

MIDCAP GROWTH (I)	14.32%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

MIDCAP GROWTH (I)	11.70%	JOHN HANCOCK TRUST COMPANY LLC
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324

MIDCAP GROWTH (I)	10.12%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

MIDCAP GROWTH (I)	5.48%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

MIDCAP GROWTH (R1)	85.93%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH (R1)	8.62%	FIIOC
		FBO RAM MECHANICAL SERVICES INC PSP AND TRUST
		100 MAGELLAN WAY (KW1C)
		COVINGTON KY 41015-1987

MIDCAP GROWTH (R2)	49.44%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH (R2)	39.49%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

Fund/Class	Percent of Ownership	Name and Address of Owner
MIDCAP GROWTH (R2)	5.71%	ASCENSUS TRUST COMPANY FBO
		TEGRA MEDICAL 401(K) RETIREMENT PLA 207271
		PO BOX 10758
		FARGO ND 58106-0758

MIDCAP GROWTH (R3)	40.02%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH (R3)	25.65%	RELIANCE TRUST COMPANY FBO
		RETIREMENT PLANS SERVICED BY METLIF
		C/O FASCORE LLC
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

MIDCAP GROWTH (R3)	15.24%	FIIOC
		FBO DEFOE CORP 401K EMPLOYEE SAVINGS PLAN
		100 MAGELLAN WAY (KW1C)
		COVINGTON KY 41015-1987

MIDCAP GROWTH (R3)	5.30%	PIMS/PRUDENTIAL RETIREMENT
		AS NOMINEE FOR THE TTEE/CUST PL 006
		TRINITY PRESBYTERIAN SCHOOL INC
		1700 E TRINITY BLVD
		MONTGOMERY AL 36106-2810

MIDCAP GROWTH (R4)	66.23%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH (R4)	22.93%	MATRIX TRUST COMPANY CUST FBO
		GREAT LAKES CHEESE 401K PLAN
		PO BOX 52129
		PHOENIX AZ 85072-2129

MIDCAP GROWTH (R5)	83.86%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
MIDCAP GROWTH III (I)	30.87%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

MIDCAP GROWTH III (I)	16.08%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	14.19%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	9.36%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	8.21%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	6.70%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (R1)	84.09%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (R2)	90.20%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (R2)	9.21%	COUNSEL TRUST DBA MATC FBO
		INTEGRATED LINER TECHNOLOGIES
		401 K PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228

MIDCAP GROWTH III (R3)	87.19%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
MIDCAP GROWTH III (R4)	96.00%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP GROWTH III (R5)	94.74%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
MIDCAP S&P 400 INDEX (I)	33.57%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (I)	26.64%	DIVERSIFIED GROWTH ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (I)	8.68%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

MIDCAP S&P 400 INDEX (I)	6.76%	DIVERSIFIED BALANCED ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R1)	45.00%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R1)	31.97%	JOHN HANCOCK TRUST COMPANY LLC
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324

MIDCAP S&P 400 INDEX (R2)	85.85%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R3)	61.71%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
MIDCAP S&P 400 INDEX (R4)	58.46%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R4)	20.30%	ATTN T CHOPITEA C/O RBC DAIN RAUSCH
		FBO SSR SIP DUP SSN
		BOARD OF TTEE OF THE SUPPLEMENTAL TRUSTEE
		INCOME TRUST FUND & THEIR SUCCESSOR
		SAN FRANCISCO CA 94104

MIDCAP S&P 400 INDEX (R4)	6.10%	VOYA INSTITUTIONAL TRUST COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773

MIDCAP S&P 400 INDEX (R5)	64.63%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE I (I)	69.57%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

MIDCAP VALUE I (I)	5.82%	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE I (R1)	95.29%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE I (R2)	95.89%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE I (R3)	88.02%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE I (R4)	90.35%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
MIDCAP VALUE I (R5)	77.90%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE I (R5)	14.76%	TIAA-CREF TRUST CO CUST/TTEE FBO
		RETIREMENT PLANS FOR WHICH
		TIAA ACTS AS RECORDKEEPER
		ATTN TRUST OPERATIONS
		211 N BROADWAY STE 1000
		SAINT LOUIS MO 63102-2748

Fund/Class	Percent of Ownership	Name and Address of Owner
MIDCAP VALUE III (A)	28.13%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

MIDCAP VALUE III (A)	5.35%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

MIDCAP VALUE III (I)	22.07%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE III (I)	19.68%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE III (I)	13.26%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE III (I)	9.25%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE III (I)	6.31%	NATIONWIDE TRUST COMPANY FSB
		C/O IPO PORTFOLIO ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

MIDCAP VALUE III (I)	6.12%	LIFETIME 2035 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
MIDCAP VALUE III (P)	85.26%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

MIDCAP VALUE III (P)	7.70%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

MIDCAP VALUE III (R1)	47.32%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE III (R1)	12.97%	STATE STREET BANK AND TRUST COMPANY
		TRUSTEE AND/OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901

MIDCAP VALUE III (R1)	11.04%	FIIOC
		FBO EXTRAHOP NETWORKS INC 401K PLAN AND TRUST
		100 MAGELLAN WAY (KW1C)
		COVINGTON KY 41015-1987

MIDCAP VALUE III (R1)	10.33%	FIIOC
		FBO INSULATIONS INC 401K PLAN
		100 MAGELLAN WAY (KW1C)
		COVINGTON KY 41015-1987

MIDCAP VALUE III (R1)	6.99%	MID ATLANTIC TRUST COMPANY FBO
		EDELEN DOOR & WINDOW 401 K PROFIT
		SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

MIDCAP VALUE III (R2)	71.35%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE III (R2)	13.95%	TD AMERITRADE TRUST COMPANY
		CO#0092C
		PO BOX 17748
		DENVER CO 80217-0748

MIDCAP VALUE III (R2)	9.15%	STATE STREET BANK AND TRUST COMPANY
		TRUSTEE AND/OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901

MIDCAP VALUE III (R3)	54.16%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
MIDCAP VALUE III (R3)	5.28%	FIIOC FBO
		FELD ENTERTAINMENT INC 401K PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987

MIDCAP VALUE III (R4)	34.84%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE III (R4)	16.90%	VRSCO
		FBO AIGFSB CUST TTEE FBO
		ALLEGHENY COUNTY 457B DEF COMP
		2727-A ALLEN PARKWAY 4-D1
		HOUSTON TX 77019-2107

MIDCAP VALUE III (R4)	11.92%	PIMS/PRUDENTIAL RETIREMENT
		AS NOMINEE FOR THE TTEE/CUST PL 300
		FLANDERS ELECTRIC MOTOR SVC
		8101 BAUMGART RD
		EVANSVILLE IN 47725-1509

MIDCAP VALUE III (R4)	11.03%	WACHOVIA BANK NATIONAL ASSOCIATION
		FBO DEF COMP PLAN OF CED INC (PS DEF
		ATTN SHELLEY ANDERSON
		ONE WEST FOURTH STREET
		WINSTON SALEM NC 27101-3818

MIDCAP VALUE III (R4)	5.11%	VRSCO
		FBO AIGFSB CUST TTEE FBO
		SLIDELL MEMORIAL 457 DEF COMP PLAN
		2727-A ALLEN PARKWAY 4-D1
		HOUSTON TX 77019-2107

MIDCAP VALUE III (R5)	38.00%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP VALUE III (R5)	21.89%	FIIOC
		FBO TEAM INC SALARY DEFERRAL PLAN & TRUST
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987

MIDCAP VALUE III (R5)	10.79%	MATRIX AS AGENT FBO
		HDR INC DIAMOND EXECUTIVE DCP
		PO BOX 52129
		PHOENIX AZ 85072-2129

MIDCAP VALUE III (R6)	99.16%	WELLS FARGO BANK FBO
		VARIOUS RETIREMENT PLANS
		9888888836
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-1076

Fund/Class	Percent of Ownership	Name and Address of Owner
MONEY MARKET (A)	42.18%	PERSHING LLC AS AGENT
		FOR ITS CUSTOMERS
		ATTN CASH MANAGMENT SERVICES
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

MONEY MARKET (C)	14.90%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

MONEY MARKET (C)	5.99%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

MONEY MARKET (C)	5.85%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

MONEY MARKET (C)	5.25%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

MONEY MARKET (C)	5.19%	JP MORGAN CLEARING CORP OMNIBUS
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

MONEY MARKET (I)	24.53%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

MONEY MARKET (I)	5.22%	PRINCIPAL TRUST COMPANY
		FBO LIFE POWER AGENT INCENTIVE REWARD PLAN
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

Fund/Class	Percent of Ownership	Name and Address of Owner
OVERSEAS (I)	25.10%	PRINCIPAL LIFE INSURANCE CO CUST.
		FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

OVERSEAS (I)	17.01%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

OVERSEAS (I)	14.08%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

OVERSEAS (I)	11.66%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

OVERSEAS (I)	7.43%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

OVERSEAS (I)	6.93%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

OVERSEAS (R1)	89.97%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

OVERSEAS (R1)	10.02%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

OVERSEAS (R2)	87.87%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

OVERSEAS (R2)	12.12%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
OVERSEAS (R3)	93.95%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

OVERSEAS (R4)	100.00%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

OVERSEAS (R5)	100.00%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL CAPITAL APPRECIATION (A)	34.73%	JP MORGAN CLEARING CORP OMNIBUS
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

PRINCIPAL CAPITAL APPRECIATION (A)	7.31%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL CAPITAL APPRECIATION (C)	27.47%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL CAPITAL APPRECIATION (C)	10.76%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

PRINCIPAL CAPITAL APPRECIATION (I)	36.94%	PRINCIPAL LIFE INSURANCE CO CUST.
		FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL CAPITAL APPRECIATION (I)	19.52%	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (I)	11.62%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL CAPITAL APPRECIATION (I)	10.77%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (I)	5.76%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

PRINCIPAL CAPITAL APPRECIATION (P)	41.99%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

PRINCIPAL CAPITAL APPRECIATION (P)	13.44%	RBC CAPITAL MARKETS, LLC
		MUTUAL FUND OMNIBUS PROCESS OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		60 SOUTH SIXTH STREET - P08
		MINNEAPOLIS MN 55402-4413

PRINCIPAL CAPITAL APPRECIATION (P)	12.65%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

PRINCIPAL CAPITAL APPRECIATION (P)	12.29%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

PRINCIPAL CAPITAL APPRECIATION (P)	5.59%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

PRINCIPAL CAPITAL APPRECIATION (R1)	96.13%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R2)	87.98%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL CAPITAL APPRECIATION (R2)	9.84%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

PRINCIPAL CAPITAL APPRECIATION (R3)	91.53%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R4)	91.53%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R5)	94.08%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2010 (A)	8.44%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

PRINCIPAL LIFETIME 2010 (A)	7.14%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2010 (A)	6.91%	MID ATLANTIC TRUST COMPANY FBO
		EVERTEC INC PR SAVIGS & INVT PLAN
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

PRINCIPAL LIFETIME 2010 (A)	6.35%	ASCENSUS TRUST COMPANY FBO
		CORRECTIONS CORPORATION OF AMERICA 8192
		PO BOX 10758
		FARGO ND 58106-0758

PRINCIPAL LIFETIME 2010 (A)	5.52%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA WILLIAM HENNESSEY
		1 FOREST HILLS BLVD
		RENSSELAER NY 12144-5831

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2010 (I)	82.59%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2010 (I)	15.42%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R1)	99.47%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R2)	99.57%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R3)	94.79%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R4)	95.28%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R5)	85.19%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R5)	10.18%	NFS LLC FEBO
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS 401K FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987

PRINCIPAL LIFETIME 2015 (I)	72.19%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2015 (I)	25.44%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R1)	98.82%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R2)	99.99%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R3)	96.48%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R4)	95.97%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R5)	80.71%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R5)	10.62%	NFS LLC FEBO
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS 401K FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987

PRINCIPAL LIFETIME 2015 (R5)	5.16%	FIIOC
		FBO PCSD INC MEDICAL GROUP 401K PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987

PRINCIPAL LIFETIME 2020 (A)	9.14%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2020 (A)	7.37%	ASCENSUS TRUST COMPANY FBO
		CORRECTIONS CORPORATION OF AMERICA 8192
		PO BOX 10758
		FARGO ND 58106-0758

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2020 (A)	6.91%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

PRINCIPAL LIFETIME 2020 (A)	5.34%	MID ATLANTIC TRUST COMPANY FBO
		EVERTEC INC PR SAVIGS & INVT PLAN
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

PRINCIPAL LIFETIME 2020 (I)	81.86%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2020 (I)	15.69%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R1)	99.74%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R2)	99.38%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R3)	92.13%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R4)	95.27%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R5)	87.98%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R5)	6.80%	NFS LLC FEBO FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS 401K FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2025 (I)	78.06%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2025 (I)	18.85%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R1)	98.24%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R2)	99.85%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R3)	96.25%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R4)	93.67%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R5)	85.35%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R5)	11.29%	NFS LLC FEBO FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS 401K FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2030 (A)	10.31%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2030 (A)	9.07%	ASCENSUS TRUST COMPANY FBO
		CORRECTIONS CORPORATION OF AMERICA 8192
		PO BOX 10758
		FARGO ND 58106-0758

PRINCIPAL LIFETIME 2030 (A)	7.41%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

PRINCIPAL LIFETIME 2030 (I)	83.46%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2030 (I)	14.28%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R1)	98.85%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R2)	99.66%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R3)	93.87%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R4)	95.36%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R5)	90.90%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2035 (I)	78.42%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2035 (I)	18.17%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R1)	99.02%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R2)	99.63%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R3)	96.90%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R4)	93.18%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R5)	82.80%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R5)	11.02%	NFS LLC FEBO
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS 401K FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2040 (A)	12.11%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2040 (A)	7.82%	ASCENSUS TRUST COMPANY FBO
		CORRECTIONS CORPORATION OF AMERICA 8192
		PO BOX 10758
		FARGO ND 58106-0758

PRINCIPAL LIFETIME 2040 (A)	5.39%	MID ATLANTIC TRUST COMPANY FBO
		EVERTEC INC PR SAVIGS & INVT PLAN
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

PRINCIPAL LIFETIME 2040 (I)	81.99%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2040 (I)	15.60%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R1)	98.87%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R2)	98.80%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R3)	95.39%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R4)	96.22%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R5)	92.04%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2045 (I)	76.32%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2045 (I)	19.65%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R1)	99.34%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R2)	99.19%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R3)	98.67%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R4)	95.83%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R5)	85.13%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R5)	7.03%	NFS LLC FEBO
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS 401K FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987

PRINCIPAL LIFETIME 2045 (R5)	6.66%	FIIOC
		FBO MAJOR LEAGUE SOCCER 401K PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2050 (A)	11.00%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

PRINCIPAL LIFETIME 2050 (A)	9.87%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2050 (A)	9.54%	ASCENSUS TRUST COMPANY FBO
		CORRECTIONS CORPORATION OF AMERICA 8192
		PO BOX 10758
		FARGO ND 58106-0758

PRINCIPAL LIFETIME 2050 (A)	7.25%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

PRINCIPAL LIFETIME 2050 (I)	83.76%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2050 (I)	13.74%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R1)	99.60%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R2)	99.31%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R3)	96.93%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R4)	96.09%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R5)	91.42%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2055 (I)	82.07%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2055 (I)	14.96%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R1)	97.64%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R2)	99.96%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R3)	98.80%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R4)	90.48%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R4)	5.52%	MATRIX TRUST COMPANY CUST
		FBO HSA BANK-HS3
		717 17TH ST STE 1300
		DENVER CO 80202-3304

PRINCIPAL LIFETIME 2055 (R5)	74.93%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R5)	18.12%	FIIOC
		FBO MAJOR LEAGUE SOCCER 401K PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME 2060 (I)	88.57%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2060 (I)	9.53%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R1)	100.00%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R2)	99.78%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R3)	86.65%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R3)	6.00%	DELAWARE CHARTER GUAR & TRUST CO
		D/B/A PRINCIPAL TRUST COMPANY
		EVANSTON FIRE DEPARTMENT RETIREE
		FUNDED HRA TRUST
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME 2060 (R4)	96.04%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R5)	98.93%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2015 (I)	97.61%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2015 (R6)	100.00%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2020 (I)	97.67%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2020 (R6)	100.00%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID 2025 (I)	95.70%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2025 (R6)	100.00%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID 2030 (I)	97.20%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2030 (R6)	100.00%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID 2035 (I)	95.69%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2035 (R6)	100.00%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID 2040 (I)	97.49%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2040 (R6)	100.00%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2045 (I)	90.81%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2045 (I)	5.68%	MID ATLANTIC TRUST COMPANY FBO
		TRANSTRADE OPERATORS INC 401(K) PRO
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

PRINCIPAL LIFETIME HYBRID 2045 (R6)	100.00%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID 2050 (I)	97.25%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2050 (R6)	100.00%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID 2055 (I)	97.13%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2055 (R6)	100.00%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID 2060 (I)	96.78%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2060 (R6)	100.00%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID INCOME (I)	85.58%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID INCOME (I)	10.80%	THE MONROE CLINIC INC
		FBO ELIGIBLE DEF COMP OF MONROE CLINIC
		ATTN CAITLIN FLANNERY
		515 22ND AVE
		MONROE WI 53566-1598

PRINCIPAL LIFETIME HYBRID INCOME (R6)	100.00%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME STRATEGIC INC (A)	24.39%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

PRINCIPAL LIFETIME STRATEGIC INC (A)	11.91%	MID ATLANTIC TRUST COMPANY FBO
		PIETRANTONI MENDEZ Y ALVAREZ RET P
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

PRINCIPAL LIFETIME STRATEGIC INC (A)	8.30%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME STRATEGIC INC (A)	7.48%	MID ATLANTIC TRUST COMPANY FBO
		EVERTEC INC PR SAVIGS & INVT PLAN
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

PRINCIPAL LIFETIME STRATEGIC INC (I)	87.20%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME STRATEGIC INC (I)	9.62%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
PRINCIPAL LIFETIME STRATEGIC INC (R1)	93.77%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R1)	6.15%	MID ATLANTIC TRUST COMPANY FBO
		BEEKEEPER GROUP 401 K PROFIT
		SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

PRINCIPAL LIFETIME STRATEGIC INC (R2)	98.00%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R3)	93.09%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R4)	90.03%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R5)	75.95%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC (R5)	11.39%	FIIOC
		FBO PCSD INC MEDICAL GROUP 401K PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987

PRINCIPAL LIFETIME STRATEGIC INC (R5)	5.48%	NFS LLC FEBO
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS 401K FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987

Fund/Class	Percent of Ownership	Name and Address of Owner
REAL ESTATE SECURITIES (A)	16.79%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

REAL ESTATE SECURITIES (A)	11.72%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

REAL ESTATE SECURITIES (A)	11.41%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (A)	5.19%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

REAL ESTATE SECURITIES (C)	20.53%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (C)	19.04%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

REAL ESTATE SECURITIES (C)	9.04%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

REAL ESTATE SECURITIES (I)	24.90%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

REAL ESTATE SECURITIES (I)	12.08%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

REAL ESTATE SECURITIES (I)	11.99%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

REAL ESTATE SECURITIES (I)	10.77%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
REAL ESTATE SECURITIES (I)	5.21%	CHARLES SCHWAB & CO INC
		SPECIAL CUSTODY A/C FOR THE
		BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

REAL ESTATE SECURITIES (P)	17.75%	RBC CAPITAL MARKETS, LLC
		MUTUAL FUND OMNIBUS PROCESS OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		60 SOUTH SIXTH STREET - P08
		MINNEAPOLIS MN 55402-4413

REAL ESTATE SECURITIES (P)	13.59%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (P)	12.38%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

REAL ESTATE SECURITIES (P)	12.37%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

REAL ESTATE SECURITIES (P)	10.86%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

REAL ESTATE SECURITIES (P)	8.83%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

REAL ESTATE SECURITIES (P)	7.74%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

REAL ESTATE SECURITIES (P)	6.85%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

REAL ESTATE SECURITIES (R1)	65.94%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
REAL ESTATE SECURITIES (R1)	7.87%	STATE STREET BANK AND TRUST COMPANY
		TRUSTEE AND/OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901

REAL ESTATE SECURITIES (R2)	51.40%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R2)	30.67%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

REAL ESTATE SECURITIES (R3)	57.49%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R3)	5.42%	PIMS/PRUDENTIAL RETIREMENT
		AS NOMINEE FOR THE TTEE/CUST PL 767
		SHEET METAL WORKERS LOCAL 19
		1301 S COLUMBUS BLVD 1ST FLOOR
		PHILADELPHIA PA 19147-5505

REAL ESTATE SECURITIES (R4)	55.93%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R4)	13.21%	JOHN HANCOCK TRUST COMPANY LLC
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324

REAL ESTATE SECURITIES (R5)	51.83%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R5)	11.98%	DCGT AS TTEE AND/OR CUST
		FBO SUPERIOR OFFICERS COUNCIL CUST INV FOF
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R5)	9.99%	MATRIX AS TTEE FBO SHEET METAL
		WORKERS LOCAL 104
		PO BOX 52129
		PHOENIX AZ 85072-2129

Fund/Class	Percent of Ownership	Name and Address of Owner
SAM BALANCED PORTFOLIO (A)	22.91%	JP MORGAN CLEARING CORP OMNIBUS
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

SAM BALANCED PORTFOLIO (A)	14.84%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SAM BALANCED PORTFOLIO (C)	17.31%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SAM BALANCED PORTFOLIO (C)	7.45%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SAM BALANCED PORTFOLIO (C)	7.15%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SAM BALANCED PORTFOLIO (C)	6.59%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

SAM BALANCED PORTFOLIO (I)	86.29%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET T-008-E20
		DES MOINES IA 50392-9992

SAM BALANCED PORTFOLIO (I)	8.37%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO (P)	35.80%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SAM BALANCED PORTFOLIO (P)	21.81%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

Fund/Class	Percent of Ownership	Name and Address of Owner
SAM BALANCED PORTFOLIO (P)	21.76%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

SAM BALANCED PORTFOLIO (P)	11.36%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SAM BALANCED PORTFOLIO (R1)	86.04%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO (R2)	98.37%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO (R3)	96.43%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO (R4)	70.82%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO (R4)	8.61%	MATRIX TRUST COMPANY CUST FBO
		HSA BANK - HS4
		717 17TH ST STE 1300
		DENVER CO 80202-3304

SAM BALANCED PORTFOLIO (R4)	6.58%	MATRIX TRUST CO AS AGENT FBO
		PRO-SET INC FINANCIAL SECURITY TRUS
		PO BOX 52129
		PHOENIX AZ 85072-2129

SAM BALANCED PORTFOLIO (R4)	6.04%	MATRIX TRUST COMPANY CUST
		FBO HSA BANK- HS3
		717 17TH ST STE 1300
		DENVER CO 80202-3304

SAM BALANCED PORTFOLIO (R5)	97.34%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
SAM CONSERVATIVE BALANCED PORT (A)	20.54%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SAM CONSERVATIVE BALANCED PORT (A)	11.98%	JP MORGAN CLEARING CORP OMNIBUS
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

SAM CONSERVATIVE BALANCED PORT (C)	17.95%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SAM CONSERVATIVE BALANCED PORT (C)	11.05%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SAM CONSERVATIVE BALANCED PORT (C)	7.13%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SAM CONSERVATIVE BALANCED PORT (C)	5.25%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

SAM CONSERVATIVE BALANCED PORT (I)	81.99%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET T-008-E20
		DES MOINES IA 50392-9992

SAM CONSERVATIVE BALANCED PORT (I)	10.05%	PRINCIPAL TRUST COMPANY
		FBO YOCHA DEHE CITIZEN SUPP RET PLAN
		ATTN PLAN TRUSTEE
		1013 CENTRE RD STE 300
		WILMINGTON DE 19805-1265

SAM CONSERVATIVE BALANCED PORT (I)	6.74%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED PORT (P)	58.68%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

Fund/Class	Percent of Ownership	Name and Address of Owner
SAM CONSERVATIVE BALANCED PORT (P)	27.04%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SAM CONSERVATIVE BALANCED PORT (P)	10.15%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

SAM CONSERVATIVE BALANCED PORT (R1)	86.42%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED PORT (R1)	10.56%	MID ATLANTIC TRUST COMPANY FBO
		ELAINE GANTZ DDS PCQ
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228

SAM CONSERVATIVE BALANCED PORT (R2)	98.74%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED PORT (R3)	94.43%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED PORT (R4)	69.18%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED PORT (R4)	16.63%	PRINCIPAL TRUST COMPANY
		FBO B&G AND AFFILIATES EXEC RET PLAN
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

SAM CONSERVATIVE BALANCED PORT (R4)	5.14%	MATRIX TRUST COMPANY CUST
		FBO HSA BANK-HS3
		717 17TH ST STE 1300
		DENVER CO 80202-3304

SAM CONSERVATIVE BALANCED PORT (R5)	94.86%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
SAM CONSERVATIVE GROWTH PORT (A)	14.67%	JP MORGAN CLEARING CORP OMNIBUS
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

SAM CONSERVATIVE GROWTH PORT (A)	12.82%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SAM CONSERVATIVE GROWTH PORT (C)	12.51%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SAM CONSERVATIVE GROWTH PORT (C)	6.79%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SAM CONSERVATIVE GROWTH PORT (C)	6.79%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

SAM CONSERVATIVE GROWTH PORT (C)	6.25%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SAM CONSERVATIVE GROWTH PORT (C)	5.24%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

SAM CONSERVATIVE GROWTH PORT (I)	87.54%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET T-008-E20
		DES MOINES IA 50392-9992

SAM CONSERVATIVE GROWTH PORT (I)	11.47%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH PORT (P)	42.12%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

Fund/Class	Percent of Ownership	Name and Address of Owner
SAM CONSERVATIVE GROWTH PORT (P)	21.18%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

SAM CONSERVATIVE GROWTH PORT (P)	16.91%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SAM CONSERVATIVE GROWTH PORT (P)	13.23%	ROBERT W BAIRD & CO INC
		A/C 3375-9859
		777 EAST WISCONSIN AVENUE
		MILWAUKEE WI 53202-5391
		DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH PORT (R1)	94.38%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH PORT (R2)	98.24%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH PORT (R3)	96.62%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH PORT (R4)	78.46%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH PORT (R4)	10.74%	MATRIX TRUST COMPANY CUST
		FBO HSA BANK- HS3
		717 17TH ST STE 1300
		DENVER CO 80202-3304

SAM CONSERVATIVE GROWTH PORT (R4)	6.73%	MATRIX TRUST COMPANY CUST FBO
		HSA BANK - HS4
		717 17TH ST STE 1300
		DENVER CO 80202-3304

SAM CONSERVATIVE GROWTH PORT (R5)	96.23%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
SAM FLEXIBLE INCOME PORTFOLIO (A)	20.66%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SAM FLEXIBLE INCOME PORTFOLIO (A)	15.29%	JP MORGAN CLEARING CORP OMNIBUS
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

SAM FLEXIBLE INCOME PORTFOLIO (C)	21.87%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SAM FLEXIBLE INCOME PORTFOLIO (C)	6.93%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SAM FLEXIBLE INCOME PORTFOLIO (C)	6.41%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SAM FLEXIBLE INCOME PORTFOLIO (I)	88.53%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET T-008-E20
		DES MOINES IA 50392-9992

SAM FLEXIBLE INCOME PORTFOLIO (I)	7.30%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO (P)	63.10%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SAM FLEXIBLE INCOME PORTFOLIO (P)	15.39%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SAM FLEXIBLE INCOME PORTFOLIO (P)	14.37%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

Fund/Class	Percent of Ownership	Name and Address of Owner
SAM FLEXIBLE INCOME PORTFOLIO (R1)	80.02%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO (R1)	9.57%	STIFEL NICOLAUS & CO INC
		EXCLUSIVE BENEFIT OF CUSTOMERS
		501 N BROADWAY
		SAINT LOUIS MO 63102-2188

SAM FLEXIBLE INCOME PORTFOLIO (R1)	6.84%	ASCENSUS TRUST COMPANY FBO
		CONCORP CONCRETE 401(K) PLAN
		517360
		PO BOX 10758
		FARGO ND 58106-0758

SAM FLEXIBLE INCOME PORTFOLIO (R2)	98.80%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO (R3)	85.40%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO (R3)	5.10%	MID ATLANTIC TRUST COMPANY FBO
		BUFFALO ULTRASOUND INC 401 K
		PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

SAM FLEXIBLE INCOME PORTFOLIO (R4)	75.37%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO (R4)	13.04%	MATRIX TRUST COMPANY CUST FBO
		HSA BANK - HS4
		717 17TH ST STE 1300
		DENVER CO 80202-3304

SAM FLEXIBLE INCOME PORTFOLIO (R4)	6.62%	MATRIX TRUST COMPANY CUST
		FBO HSA BANK- HS3
		717 17TH ST STE 1300
		DENVER CO 80202-3304

SAM FLEXIBLE INCOME PORTFOLIO (R5)	92.93%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
SAM STRATEGIC GROWTH PORTFOLIO (A)	10.64%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SAM STRATEGIC GROWTH PORTFOLIO (C)	11.09%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SAM STRATEGIC GROWTH PORTFOLIO (C)	8.40%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SAM STRATEGIC GROWTH PORTFOLIO (C)	5.66%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

SAM STRATEGIC GROWTH PORTFOLIO (C)	5.64%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SAM STRATEGIC GROWTH PORTFOLIO (I)	87.60%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET T-008-E20
		DES MOINES IA 50392-9992

SAM STRATEGIC GROWTH PORTFOLIO (I)	11.64%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO (P)	47.98%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SAM STRATEGIC GROWTH PORTFOLIO (P)	17.24%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SAM STRATEGIC GROWTH PORTFOLIO (P)	14.95%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

Fund/Class	Percent of Ownership	Name and Address of Owner
SAM STRATEGIC GROWTH PORTFOLIO (P)	10.92%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

SAM STRATEGIC GROWTH PORTFOLIO (R1)	94.63%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO (R2)	99.98%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO (R3)	96.48%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO (R4)	70.18%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO (R4)	17.09%	MATRIX TRUST COMPANY CUST FBO
		HSA BANK - HS4
		717 17TH ST STE 1300
		DENVER CO 80202-3304

SAM STRATEGIC GROWTH PORTFOLIO (R5)	96.75%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
SHORT-TERM INCOME (A)	21.80%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SHORT-TERM INCOME (A)	8.82%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SHORT-TERM INCOME (A)	8.03%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

Fund/Class	Percent of Ownership	Name and Address of Owner
SHORT-TERM INCOME (A)	6.13%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

SHORT-TERM INCOME (C)	22.73%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SHORT-TERM INCOME (C)	13.58%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SHORT-TERM INCOME (C)	6.62%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

SHORT-TERM INCOME (I)	17.46%	PRINCIPAL TRUST COMPANY
		PRINCIPAL TRUST TARGET DATE
		COLLECTIVE INVESTMENT FUNDS
		1013 CENTRE RD STE 300
		WILMINGTON DE 19805-1265

SHORT-TERM INCOME (I)	11.22%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (I)	10.92%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-9992

SHORT-TERM INCOME (I)	9.61%	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (I)	9.09%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (I)	7.25%	LIFETIME 2010 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (I)	5.55%	SAM CONS BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
SHORT-TERM INCOME (I)	5.22%	LIFETIME STRATEGIC INCOME FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (P)	22.15%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

SHORT-TERM INCOME (P)	19.38%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

SHORT-TERM INCOME (P)	14.98%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SHORT-TERM INCOME (P)	13.58%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SHORT-TERM INCOME (P)	9.55%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

SHORT-TERM INCOME (P)	8.91%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

SHORT-TERM INCOME (R1)	62.98%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (R1)	21.14%	FIIOC
		FBO R L STONE COMPANY INC 401K PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987

SHORT-TERM INCOME (R1)	11.45%	PRINCIPAL TRUST COMPANY
		FBO THINK SECURITY CONSULTING LLC
		PENSION PLAN
		235 PARK VIEW AVE
		PIEDMONT CA 94610-1041

Fund/Class	Percent of Ownership	Name and Address of Owner
SHORT-TERM INCOME (R2)	96.12%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (R3)	81.74%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (R4)	72.95%	WACHOVIA BANK NATIONAL ASSOCIATION
		FBO DEF COMP PLAN OF CED INC (PS DEF
		ATTN SHELLEY ANDERSON
		ONE WEST FOURTH STREET
		WINSTON SALEM NC 27101-3818

SHORT-TERM INCOME (R4)	16.88%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (R5)	37.42%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME (R5)	16.82%	PRINCIPAL TRUST COMPANY
		FBO ASSOCIATED BANC-CORP DEFERRED
		COMP PLAN
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

SHORT-TERM INCOME (R5)	11.01%	NFS LLC FEBO
		BMO HARRIS BANK NA
		FBO BANK 98 DLY RCRDKPG
		ATTN:MUT FUNDS 11270 W PARK PL STE 400
		MILWAUKEE WI 53224

SHORT-TERM INCOME (R5)	8.34%	CHURCHILL MORTGAGE CORPORATION
		FBO CHURCHILL MORTGAGE CORPORATION
		INCENTIVE BONUS PLAN
		ATTN SHEREE BARLETT
		761 OLD HICKORY BLVD STE 400
		BRENTWOOD TN 37027-4519

SHORT-TERM INCOME (R5)	5.68%	AMERICAN ENTERPRISE SERVICES INC
		FBO AES SUPPLEMENTAL BENEFIT PLAN
		ATTN PATRICIA ANDERSON
		601 6TH AVE
		DES MOINES IA 50309-1605

Fund/Class	Percent of Ownership	Name and Address of Owner
SMALLCAP (A)	8.68%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP (A)	6.94%	JP MORGAN CLEARING CORP OMNIBUS
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

SMALLCAP (C)	25.90%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP (C)	10.26%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

SMALLCAP (I)	18.78%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP (I)	16.71%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

SMALLCAP (I)	9.96%	PRINCIPAL FINANCIAL GROUP
		FOUNDATION INC
		ATTN CRYSTAL MORRIS
		711 HIGH ST
		DES MOINES IA 50392-0150

SMALLCAP (I)	7.92%	DCGT AS TTEE AND/OR CUST
		FBO THE WESLEYAN PENSION FUND
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP (I)	5.89%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SMALLCAP (I)	5.83%	PRINCIPAL TRUST FOR LIFE INS
		BENEFITS FOR EE'S 61006
		ATTN STEPHANIE WATTS S-001-S60
		PRINCIPAL FINANCIAL GROUP
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
SMALLCAP (P)	32.01%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

SMALLCAP (P)	14.11%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

SMALLCAP (P)	13.66%	LPL FINANCIAL
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

SMALLCAP (P)	11.14%	NATIONAL FINANCIAL SERVICES LLC
		FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

SMALLCAP (P)	10.73%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP (P)	5.26%	STIFEL NICOLAUS & CO INC
		EXCLUSIVE BENEFIT OF CUSTOMERS
		501 N BROADWAY
		SAINT LOUIS MO 63102-2188

SMALLCAP (R1)	57.53%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP (R1)	9.96%	STIFEL NICOLAUS & CO INC
		EXCLUSIVE BENEFIT OF CUSTOMERS
		501 N BROADWAY
		SAINT LOUIS MO 63102-2188

SMALLCAP (R1)	9.79%	FIIOC
		FBO VRMC OF NEW YORK 401K PLAN
		100 MAGELLAN WAY (KW1C)
		COVINGTON KY 41015-1987

SMALLCAP (R1)	5.75%	FIIOC
		FBO ASTRAL HEALTH & BEAUTY INC PROFIT
		SHARING & 401K PLAN
		100 MAGELLAN WAY (KW1C)
		COVINGTON KY 41015-1987

Fund/Class	Percent of Ownership	Name and Address of Owner
SMALLCAP (R2)	50.10%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

SMALLCAP (R2)	46.02%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP (R3)	23.95%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP (R3)	9.95%	FIIOC
		FBO EDUCATION CORPORATION OF AMERICA
		401K PLAN
		100 MAGELLAN WAY (KW1C)
		COVINGTON KY 41015-1987

SMALLCAP (R3)	6.51%	FIIOC
		FBO THE ROBERT ALLEN GROUP 401K SAVINGS PLAN
		100 MAGELLAN WAY (KW1C)
		COVINGTON KY 41015-1987

SMALLCAP (R3)	5.31%	FIIOC
		FBO WINTEC INDUSTRIES INC 401K PLAN
		100 MAGELLAN WAY (KW1C)
		COVINGTON KY 41015-1987

SMALLCAP (R4)	72.68%	NFS LLC FEBO
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS (401K) FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987

SMALLCAP (R4)	24.11%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP (R5)	41.14%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
SMALLCAP (R5)	31.16%	NFS LLC FEBO
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS (401K) FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987

SMALLCAP (R5)	9.50%	BANKERS TRUST COMPANY
		FBO HUNTING US HOLDINGS NQ PLAN
		ATTN DEBBIE WILLIAMS
		453 7TH ST
		DES MOINES IA 50309-4110

Fund/Class	Percent of Ownership	Name and Address of Owner
SMALLCAP GROWTH I (I)	53.64%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

SMALLCAP GROWTH I (I)	8.72%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (I)	6.98%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (I)	6.42%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R1)	92.84%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R2)	73.25%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R2)	7.64%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

Fund/Class	Percent of Ownership	Name and Address of Owner
SMALLCAP GROWTH I (R3)	75.43%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R3)	10.12%	TIAA-CREF TRUST CO CUST/TTEE FBO
		RETIREMENT PLANS FOR WHICH
		TIAA ACTS AS RECORDKEEPER
		ATTN TRUST OPERATIONS
		211 N BROADWAY STE 1000
		SAINT LOUIS MO 63102-2748

SMALLCAP GROWTH I (R4)	86.54%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R5)	83.08%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R6)	52.13%	MID ATLANTIC TRUST COMPANY FBO
		ALTEX CORPORATION 401(K) PROFIT SHA
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

SMALLCAP GROWTH I (R6)	40.26%	MATRIX TRUST COMPANY AS CUST FBO
		ARAG EXECUTIVES EXCESS DEF PLAN
		PO BOX 52129
		PHOENIX AZ 85072-2129

SMALLCAP GROWTH I (R6)	7.49%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

Fund/Class	Percent of Ownership	Name and Address of Owner
SMALLCAP S&P 600 INDEX (I)	29.75%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (I)	29.00%	DIVERSIFIED GROWTH ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (I)	8.24%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
SMALLCAP S&P 600 INDEX (I)	7.37%	DIVERSIFIED BALANCED ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R1)	45.37%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R2)	68.97%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R2)	9.00%	STATE STREET BANK AND TRUST COMPANY
		TAYNIK & CO
		MUTUAL FUND COMPLIANCE
		1200 CROWN COLONY DR
		QUINCY MA 02169-0938

SMALLCAP S&P 600 INDEX (R2)	6.18%	JOHN HANCOCK TRUST COMPANY LLC
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324

SMALLCAP S&P 600 INDEX (R3)	52.54%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R3)	5.04%	FIIOC
		FBO WALSWORTH PUBLISHING COMPANY
		401K SAVINGS PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987

SMALLCAP S&P 600 INDEX (R4)	75.52%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R5)	68.28%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
SMALLCAP VALUE II (A)	35.90%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP VALUE II (A)	9.69%	NATIONAL FINANCIAL SERVICES LLC
		FOR THE EXCL BENE OF OUR CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-2010

SMALLCAP VALUE II (A)	5.94%	PRINCIPAL LIFE INSURANCE CO CUST
		IRA REX E EKWALL
		5946 OAK HILLS DR
		OMAHA NE 68137-3320

SMALLCAP VALUE II (I)	41.25%	PRINCIPAL LIFE INSURANCE CO
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

SMALLCAP VALUE II (I)	10.06%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (I)	7.74%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (I)	7.09%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (P)	98.94%	STIFEL NICOLAUS & CO INC
		EXCLUSIVE BENEFIT OF CUSTOMERS
		501 N BROADWAY
		SAINT LOUIS MO 63102-2188

SMALLCAP VALUE II (R1)	98.56%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (R2)	74.54%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (R2)	24.71%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

Fund/Class	Percent of Ownership	Name and Address of Owner
SMALLCAP VALUE II (R3)	75.63%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (R3)	7.26%	STATE STREET BANK AND TRUST COMPANY
		TAYNIK & CO
		MUTUAL FUND COMPLIANCE
		1200 CROWN COLONY DR
		QUINCY MA 02169-0938

SMALLCAP VALUE II (R3)	5.10%	PIMS/PRUDENTIAL RETIREMENT
		AS NOMINEE FOR THE TTEE/CUST PL 820
		FUNAI CORPORATION INC
		19900 VAN NESS AVE
		TORRANCE CA 90501-1143

SMALLCAP VALUE II (R4)	90.75%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (R5)	86.20%	DCGT AS TTEE AND/OR CUST
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE II (R6)	68.23%	NFS LLC FEBO
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS (401K) FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987

SMALLCAP VALUE II (R6)	13.00%	GREAT-WEST TRUST COMPANY LLC TTEE F
		EMPLOYEE BENEFITS CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002

SMALLCAP VALUE II (R6)	5.88%	STATE STREET BANK AND TRUST COMPANY
		TRUSTEE AND/OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901

SMALLCAP VALUE II (R6)	5.06%	STATE STREET BANK AND TRUST COMPANY
		TAYNIK & CO
		MUTUAL FUND COMPLIANCE
		1200 CROWN COLONY DR
		QUINCY MA 02169-0938

Fund/Class	Percent of Ownership	Name and Address of Owner
TAX-EXEMPT BOND (A)	13.76%	JP MORGAN CLEARING CORP OMNIBUS
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

TAX-EXEMPT BOND (A)	11.02%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

TAX-EXEMPT BOND (A)	8.69%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

TAX-EXEMPT BOND (A)	5.37%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

TAX-EXEMPT BOND (C)	21.63%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

TAX-EXEMPT BOND (C)	20.24%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

TAX-EXEMPT BOND (C)	12.13%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

TAX-EXEMPT BOND (C)	6.93%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

TAX-EXEMPT BOND (C)	5.47%	JP MORGAN CLEARING CORP OMNIBUS
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

TAX-EXEMPT BOND (C)	5.41%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

TAX-EXEMPT BOND (I)	99.67%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

Fund/Class	Percent of Ownership	Name and Address of Owner
TAX-EXEMPT BOND (P)	55.97%	MLPF&S FOR THE SOLE
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

TAX-EXEMPT BOND (P)	28.42%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

TAX-EXEMPT BOND (P)	8.47%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
Management Ownership
As of June 6, 2016, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.

PORTFOLIO MANAGER DISCLOSURE
(as provided by the Investment Advisors)
This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. The “Ownership of Securities” tables reflect the portfolio managers’ beneficial ownership, which means a direct or indirect pecuniary interest. For some portfolio managers, this includes beneficial ownership of fund shares through participation in an employee benefit program which invests in Principal Funds, Inc. For information about potential material conflicts of interest, see Brokerage Allocation and Other Practices - Allocation of Trades.
This section lists information about Principal Management Corporation's portfolio managers first. Next, the section includes information about the sub-advisors' portfolio managers alphabetically by sub-advisor.
Information in this section is as of October 31, 2015, unless otherwise noted.

Advisor: Principal Management Corporation

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jake S. Anonson: Global Diversified Income Fund
Registered investment companies	2	$6.8 billion	0	$0
Other pooled investment vehicles	1	$1.1 billion	0	$0
Other accounts	0	$0	0	$0

Jessica S. Bush: Global Diversified Income Fund
Registered investment companies	2	$6.8 billion	0	$0
Other pooled investment vehicles	1	$1.1 billion	0	$0
Other accounts	0	$0	0	$0

Mark Dummer: Global Diversified Income Fund
Registered investment companies	2	$6.8 billion	0	$0
Other pooled investment vehicles	1	$1.1 billion	0	$0
Other accounts	0	$0	0	$0

James W. Fennessey: LargeCap Growth I; LargeCap Growth II; LargeCap Value III; MidCap Growth III; MidCap Value I; MidCap Value III; Overseas; Principal LifeTime Strategic Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060; Principal LifeTime Hybrid Income, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060; SmallCap Growth I; and SmallCap Value II Funds

Registered investment companies	16	$23.8 billion	0	$0
Other pooled investment vehicles	37	$21.5 billion	0	$0
Other accounts	0	$0	0	$0

Kelly Grossman: Global Diversified Income Fund
Registered investment companies	2	$6.8 billion	0	$0
Other pooled investment vehicles	1	$1.1 billion	0	$0
Other accounts	0	$0	0	$0

Benjamin E. Rotenberg: Global Diversified Income Fund
Registered investment companies	2	$6.8 billion	0	$0
Other pooled investment vehicles	1	$1.1 billion	0	$0
Other accounts	0	$0	0	$0

Jeffrey R. Tyler: Principal LifeTime Strategic Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060 Funds; and Principal LifeTime Hybrid Income, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060 Funds

Registered investment companies	7	$500.0 million	0	$0
Other pooled investment vehicles	41	$20.4 billion	0	$0
Other accounts	0	$0	0	$0

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Randy L. Welch: LargeCap Growth I; LargeCap Growth II; LargeCap Value III; MidCap Growth III; MidCap Value I; MidCap Value III; Overseas; Principal LifeTime Strategic Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060; Principal LifeTime Hybrid Income, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060; SmallCap Growth I; and SmallCap Value II Funds

Registered investment companies	13	$5.5 billion	0	$0
Other pooled investment vehicles	36	$20.4 billion	0	$0
Other accounts	0	$0	0	$0
Compensation
Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. The structure is uniformly applied amongst all investment professionals.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. co-investment), alignment with Principal stakeholders, and talent retention.
In addition, investment professionals have investments in funds managed by the team through retirement plans offered by the Principal (e.g. 401(k) plan) and direct personal investments.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jake S. Anonson	Global Diversified Income	$100,001 - $500,000
Jessica S. Bush	Global Diversified Income	$1 - $10,000
Marcus W. Dummer	Global Diversified Income	$10,001 - $50,000
James W. Fennessey	LargeCap Growth I	None
James W. Fennessey	LargeCap Growth II	None
James W. Fennessey	LargeCap Value III	None
James W. Fennessey	MidCap Growth III	None
James W. Fennessey	MidCap Value I	None
James W. Fennessey	MidCap Value III	None
James W. Fennessey	Overseas	None
James W. Fennessey	Principal LifeTime Strategic Income	None

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
James W. Fennessey	Principal LifeTime 2010	None
James W. Fennessey	Principal LifeTime 2015	None
James W. Fennessey	Principal LifeTime 2020	None
James W. Fennessey	Principal LifeTime 2025	None
James W. Fennessey	Principal LifeTime 2030	None
James W. Fennessey	Principal LifeTime 2035	None
James W. Fennessey	Principal LifeTime 2040	$10,001 - $50,000
James W. Fennessey	Principal LifeTime 2045	None
James W. Fennessey	Principal LifeTime 2050	None
James W. Fennessey	Principal LifeTime 2055	None
James W. Fennessey	Principal LifeTime 2060	None
James W. Fennessey	Principal LifeTime Hybrid Income	None
James W. Fennessey	Principal LifeTime Hybrid 2015	None
James W. Fennessey	Principal LifeTime Hybrid 2020	None
James W. Fennessey	Principal LifeTime Hybrid 2025	None
James W. Fennessey	Principal LifeTime Hybrid 2030	None
James W. Fennessey	Principal LifeTime Hybrid 2035	None
James W. Fennessey	Principal LifeTime Hybrid 2040	None
James W. Fennessey	Principal LifeTime Hybrid 2045	None
James W. Fennessey	Principal LifeTime Hybrid 2050	None
James W. Fennessey	Principal LifeTime Hybrid 2055	None
James W. Fennessey	Principal LifeTime Hybrid 2060	None
James W. Fennessey	SmallCap Growth I	None
James W. Fennessey	SmallCap Value II	None
Kelly Grossman	Global Diversified Income	$1 to $10,000
Benjamin E. Rotenberg	Global Diversified Income	$50,001 to $100,000
Jeffrey R. Tyler	Principal LifeTime Strategic Income	None
Jeffrey R. Tyler	Principal LifeTime 2010	None
Jeffrey R. Tyler	Principal LifeTime 2015	None
Jeffrey R. Tyler	Principal LifeTime 2020	$100,001 to $500,000
Jeffrey R. Tyler	Principal LifeTime 2025	None
Jeffrey R. Tyler	Principal LifeTime 2030	None
Jeffrey R. Tyler	Principal LifeTime 2035	None
Jeffrey R. Tyler	Principal LifeTime 2040	None
Jeffrey R. Tyler	Principal LifeTime 2045	None
Jeffrey R. Tyler	Principal LifeTime 2050	None
Jeffrey R. Tyler	Principal LifeTime 2055	None
Jeffrey R. Tyler	Principal LifeTime 2060	None
Jeffrey R. Tyler	Principal LifeTime Hybrid Income	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2015	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2020	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2025	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2030	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2035	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2040	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2045	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2050	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2055	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2060	None
Randy L. Welch	LargeCap Growth I	None
Randy L. Welch	LargeCap Growth II	None

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Randy L. Welch	LargeCap Value III	None
Randy L. Welch	MidCap Growth III	None
Randy L. Welch	MidCap Value I	None
Randy L. Welch	MidCap Value III	None
Randy L. Welch	Overseas	None
Randy L. Welch	Principal LifeTime Strategic Income	None
Randy L. Welch	Principal LifeTime 2010	None
Randy L. Welch	Principal LifeTime 2015	None
Randy L. Welch	Principal LifeTime 2020	None
Randy L. Welch	Principal LifeTime 2025	None
Randy L. Welch	Principal LifeTime 2030	$100,001 - $500,000
Randy L. Welch	Principal LifeTime 2035	None
Randy L. Welch	Principal LifeTime 2040	None
Randy L. Welch	Principal LifeTime 2045	None
Randy L. Welch	Principal LifeTime 2050	None
Randy L. Welch	Principal LifeTime 2055	None
Randy L. Welch	Principal LifeTime 2060	None
Randy L. Welch	Principal LifeTime Hybrid Income	None
Randy L. Welch	Principal LifeTime Hybrid 2015	None
Randy L. Welch	Principal LifeTime Hybrid 2020	None
Randy L. Welch	Principal LifeTime Hybrid 2025	None
Randy L. Welch	Principal LifeTime Hybrid 2030	None
Randy L. Welch	Principal LifeTime Hybrid 2035	None
Randy L. Welch	Principal LifeTime Hybrid 2040	None
Randy L. Welch	Principal LifeTime Hybrid 2045	None
Randy L. Welch	Principal LifeTime Hybrid 2050	None
Randy L. Welch	Principal LifeTime Hybrid 2055	None
Randy L. Welch	Principal LifeTime Hybrid 2060	None
Randy L. Welch	SmallCap Growth I	None
Randy L. Welch	SmallCap Value II	None

Sub-Advisor: BlackRock Financial Management, Inc.

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Gargi Chaudhuri: Inflation Protection Fund
Registered investment companies	11	$7.8 billion	0	$0
Other pooled investment vehicles	4	$353.9 million	0	$0
Other accounts	33	$18.2 billion	3	$130.6 million

Martin Hegarty: Inflation Protection Fund
Registered investment companies	12	$7.9 billion	0	$0
Other pooled investment vehicles	4	$353.9 million	0	$0
Other accounts	33	$18.2 billion	3	$130.6 million
Compensation
Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Barclays Capital US TIPS Index, Barclays World Government Inflation Linked Bond Index), certain customized indices and certain fund industry peer groups.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards - From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.
Deferred Compensation Program - A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans - BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Gargi Chaudhuri	Inflation Protection	None
Martin Hegarty	Inflation Protection	None

Sub-Advisor: Columbus Circle Investors

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Thomas J. Bisighini: LargeCap Growth Fund
Registered investment companies	6	$946.0 million	0	$0
Other pooled investment vehicles	3	$263.3 million	0	$0
Other accounts	67	$4.8 billion	1	$86.3 million

Clifford G. Fox: MidCap Growth Fund	2	$153.1 million	0	$0
Registered investment companies	3	$147.2 million	0	$0
Other pooled investment vehicles	89	$3.6 billion	1	$49.8 million
Other accounts

Michael Iacono: MidCap Growth Fund	2	$153.1 million	0	$0
Registered investment companies	3	$147.2 million	0	$0
Other pooled investment vehicles	89	$3.6 billion	1	$49.8 million
Other accounts

Anthony Rizza: LargeCap Growth Fund	6	$946.0 million	0	$0
Registered investment companies	3	$263.3 million	0	$0
Other pooled investment vehicles	67	$4.8 billion	1	$86.3 million
Other accounts

Katerina Wasserman: MidCap Growth Fund
Registered investment companies	2	$153.1 million	0	$0
Other pooled investment vehicles	3	$147.2 million	0	$0
Other accounts	89	$3.6 billion	1	$49.8 million
Compensation
Columbus Circle Investors seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

a.
Base Salary. Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual. The firm's goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

b.
Bonus. Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities. Bonus compensation is based upon the performance of the investment strategy and the role that person plays in adding to the overall value added to the portfolio(s).

A second bonus pool is for long term compensation and retention. Five percent of the firm’s profits are allocated to certain employees via a three year cliff vesting deferred cash program. These units are awarded based on the employees’ contribution to CCI during the year.
A third five percent pool is used for phantom equity and has less than five participants (three year cliff) and is based on the growth of the firm.

c.	Equity Payments. Professional staff who are equity partners of CCI receive also quarterly distributions based upon their equity ownership share and firm profitability.

All Columbus Circle employees are eligible to participate in a competitive benefits package including health and retirement benefits [in the form of a 401(k) plan].
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Thomas J. Bisighini	LargeCap Growth	None
Clifford G. Fox	MidCap Growth	None
Michael Iacono	MidCap Growth	None
Anthony Rizza	LargeCap Growth	None
Katerina Wasserman	MidCap Growth	None

Sub-Advisor: Edge Asset Management, Inc.

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Charles D. Averill: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	6	$2.1 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$31.6 million	0	$0

Daniel R. Coleman: Equity Income and Principal Capital Appreciation Funds
Registered investment companies	4	$2.7 billion	0	$0
Other pooled investment vehicles	3	$118.1 million	0	$0
Other accounts	1	$1.0 billion	0	$0

Jill R. Cuniff: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	5	$1.8 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$31.6 million	0	$0

John R. Friedl: Government & High Quality Bond, Income, and Short-Term Income Funds
Registered investment companies	3	$721.4 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	3	$730.7 million	0	$0

Todd A. Jablonski: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	6	$2.1 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$31.6 million	0	$0

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Theodore Jayne: Principal Capital Appreciation Fund
Registered investment companies	2	$328.5 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ryan P. McCann: Government & High Quality Bond, Income, and Short-Term Income Funds
Registered investment companies	3	$721.4 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	3	$730.7 million	0	$0

Scott J. Peterson: Government & High Quality Bond, Income, and Short-Term Income Funds
Registered investment companies	3	$721.4 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	3	$730.7 million	0	$0

David W. Simpson: Equity Income Fund
Registered investment companies	6	$2.3 billion	0	$0
Other pooled investment vehicles	0	$118.1 million	0	$0
Other accounts	1	$1.0 billion	0	$0

Gregory L. Tornga: Government & High Quality Bond, Income, and Short-Term Income Funds
Registered investment companies	3	$721.4 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	3	$730.7 million	0	$0
Compensation
Edge Asset Management offers a competitive compensation structure that is evaluated annually relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for all team members is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
The variable component for investment professionals is designed to reinforce investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Fund performance is measured against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation.  The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale.  Deferred compensation is required to be invested into funds managed by the team, via a co-investment program; thus, aligning the interests of investment professionals with client objectives. Co-investment is subject to a three year cliff vesting schedule which meets our objective of increased employee retention.

In addition to base salary and variable incentive, portfolio managers and senior professionals participate in the Principal Financial Group Long-term Incentive Plan (“Plan”). Awards from this Plan are based on individual performance and are delivered in the form of three-year cliff vest Principal Financial Group (“PFG”) RSUs or a combination of three-year cliff vest PFG RSUs and three-year ratable vest PFG stock options; therefore, aligning the interests of team members with PFG stakeholders.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Charles D. Averill	SAM Balanced Portfolio	None
Charles D. Averill	SAM Conservative Balanced Portfolio	None
Charles D. Averill	SAM Conservative Growth Portfolio	$100,001-$500,000
Charles D. Averill	SAM Flexible Income Portfolio	$100,001-$500,000
Charles D. Averill	SAM Strategic Growth Portfolio	$1,000,001-$1,500,000
Daniel R. Coleman	Equity Income Fund	$500,001-$1,000,000
Daniel R. Coleman	Principal Capital Appreciation Fund	$100,001-$500,000
Jill R. Cuniff	SAM Balanced Portfolio	$100,001-$500,000
Jill R. Cuniff	SAM Conservative Balanced Portfolio	None
Jill R. Cuniff	SAM Conservative Growth Portfolio	None
Jill R. Cuniff	SAM Flexible Income Portfolio	None
Jill R. Cuniff	SAM Strategic Growth Portfolio	None
John R. Friedl	Government & High Quality Bond Fund	None
John R. Friedl	Income Fund	None
John R. Friedl	Short-Term Income Fund	None
Todd A. Jablonski	SAM Balanced Portfolio	$50,001-$100,000
Todd A. Jablonski	SAM Conservative Balanced Portfolio	None
Todd A. Jablonski	SAM Conservative Growth Portfolio	None
Todd A. Jablonski	SAM Flexible Income Portfolio	None
Todd A. Jablonski	SAM Strategic Growth Portfolio	None
Theodore Jayne	Principal Capital Appreciation	None
Ryan P. McCann	Government & High Quality Bond Fund	None*
Ryan P. McCann	Income Fund	None
Ryan P. McCann	Short-Term Income Fund	None
Scott J. Peterson	Government & High Quality Bond Fund	None
Scott J. Peterson	Income Fund	None
Scott J. Peterson	Short-Term Income Fund	$100,001-$500,000
David W. Simpson	Equity Income Fund	$500,001-$1,000,000
Gregory L. Tornga	Government & High Quality Bond Fund	$10,001-$50,000
Gregory L. Tornga	Income Fund	$10,001-$50,000
Gregory L. Tornga	Short-Term Income Fund	$10,001-$50,000

*	Ryan McCann is invested in separate account through the 401(k). Fund structure is not an option through 401(k) for this strategy.

Sub-Advisor: Finisterre Capital LLP *

	Other Accounts Managed
Data in this table as of March 31, 2016	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Damien Buchet: Finisterre Unconstrained Emerging Markets Bond
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$719 million	0	$0

Arthur Duchon-Doris: Finisterre Unconstrained Emerging Markets Bond
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Christopher Watson: Finisterre Unconstrained Emerging Markets Bond
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$719 million	0	$0
Compensation
Finisterre Capital LLP offers a competitive compensation structure that is evaluated annually relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure to offer market competitive compensation that aligns individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results. Compensation of Finisterre’s portfolio managers is formed of a competitive fixed salary and a share of a bonus pool which is a function of the annual profitability of the firm. Select members of the investment team further share in the firm’s profits based on their overall partner ownership.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Damien Buchet *	Finisterre Unconstrained Emerging Markets Bond	None
Arthur Duchon-Doris *	Finisterre Unconstrained Emerging Markets Bond	None
Christopher Watson *	Finisterre Unconstrained Emerging Markets Bond	None
* Information as of March 31, 2016.

Sub-Advisor: J.P. Morgan Investment Management Inc.

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
William J. Morgan: High Yield Fund I
Registered Investment Companies	11	$16.3 billion	0	$0
Other Pooled Investment Vehicles	24	$8.2 billion	1	$95.5 million
Other Accounts	12	$1.4 billion	1	$259.2 million

James P. Shanahan: High Yield Fund I
Registered Investment Companies	13	$23.3 billion	0	$0
Other Pooled Investment Vehicles	28	$5.1 billion	1	$95.5 million
Other Accounts	17	$2.4 billion	2	$513.4 million
Compensation
J.P. Morgan Investment Management Inc. (JPMorgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMorgan manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMorgan’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMorgan’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMorgan has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.
Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMorgan’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
William J. Morgan	High Yield I	None
James P. Shanahan	High Yield I	None

Sub-Advisor: Neuberger Berman Investment Advisers LLC

	Other Accounts Managed*
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
William (Russ) Covode: High Yield Fund I
Registered investment companies	6	$4.1 billion	0	$0
Other pooled investment vehicles	15	$14.6 billion	4	$877.0 million
Other accounts	31	$7.3 billion	1	$29.0 million

Daniel Doyle: High Yield Fund I
Registered investment companies	7	$4.4 billion	0	$0
Other pooled investment vehicles	20	$18.5 billion	4	$877.0 million
Other accounts	31	$7.3 billion	1	$29.0 million

Patrick Flynn: High Yield Fund I
Registered investment companies	6	$4.1 billion	0	$0
Other pooled investment vehicles	15	$14.6 billion	4	$877.0 million
Other accounts	31	$7.3 billion	1	$29.0 million

Thomas P. O'Reilly: High Yield Fund I
Registered investment companies	7	$4.4 billion	0	$0
Other pooled investment vehicles	20	$18.5 billion	4	$877.0 million
Other accounts	31	$7.3 billion	1	$29.0 million

*
Portions of certain accounts may be managed by other portfolio managers; however, for each portfolio manager the table lists the total assets of each account even if such portfolio manager is only involved in the day-to-day management of a portion of the entire account.

Compensation Structure
Neuberger Berman's philosophy is one that focuses on rewarding performance and incentivizing its employees. The firm considers a variety of factors in determining fixed and variable compensation for employees, including firm performance, individual performance, overall contribution to the team, collaboration with colleagues across the firm, effective partnering with clients to achieve goals, risk management and the overall investment performance. It is the firm's foremost goal to create a compensation process that is fair, transparent, and competitive with the market.
Neuberger Berman investment professionals on fixed income portfolio management teams receive a fixed salary and are eligible for an annual bonus. The annual bonus for an individual investment professional is paid from a "bonus pool" made available to the fixed income portfolio management team with which the investment professional is associated. The amount available in the bonus pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. Once the final size of the available bonus pool is determined, individual bonuses are determined based on a number of factors including, but not limited to, the aggregate investment performance of all strategies managed by the individual, utilization of central resources, business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In some cases, bonus pools may be subject to a hold-back applied to revenues. Research Analysts who are embedded within fixed income portfolio management teams participate in a similar compensation structure established for their respective teams, at the discretion of their group heads, thereby aligning them with the long-term performance of their respective teams.
Incentive Structure
As a firm, Neuberger Berman believes that providing its employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to the firm's success in retaining employees.
The terms of Neuberger Berman's long-term retention incentives are as follows:
Employee-Owned Equity. An integral part of Neuberger Berman’s management buyout in 2009 was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the equity units owned by all employees. These units were subject to vesting (generally 25% vested each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).
In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of the Contingent Compensation Program (vesting over 3 years). For 2017 (and in some cases 2016), the Contingent Compensation Program will allow eligible employees to elect to receive 50% of deferred compensation in the form of vested equity. Eligible employees who have represented that they have sufficient direct investments in Neuberger Berman strategies in their private accounts (typically, 50% of their average three year-year compensation) can elect to receive up to 100% of deferred compensation in the form of vested equity.
Further, employees may have purchased vested equity through a Capital Units Election Program offering - we anticipate a similar offering in the first quarter of 2016 through which eligible employees will be able to purchase equity, subject to allocation capacity and program terms and conditions.
In implementing these programs, Neuberger Berman has established additional ways to expand employee-owned equity while also insuring that it continues to align the interests of employees with the interests of clients.
For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.
Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the "CCP") to serve as a means to further align the interests of employees with the success of the firm and the interests of clients, and to reward continued employment. Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In addition, certain CCP Participants may make an election to receive a portion of their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.
Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
William (Russ) Covode	High Yield I	None
Daniel Doyle	High Yield I	None
Patrick Flynn	High Yield I	None
Thomas P. O’Reilly	High Yield I	None

Sub-Advisor: Origin Asset Management LLP

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
John Birkhold: International Fund I
Registered investment companies	2	$1.2 billion	0	$0
Other pooled investment vehicles	6	$939.5 million	3	$110.0 million
Other accounts	6	$1.3 billion	2	$290.1 million

Chris Carter: International Fund I
Registered investment companies	2	$1.2 billion	0	$0
Other pooled investment vehicles	6	$939.5 million	3	$110.0 million
Other accounts	6	$1.3 billion	2	$290.1 million

Nigel Dutson: International Fund I
Registered investment companies	2	$1.2 billion	0	$0
Other pooled investment vehicles	6	$939.5 million	3	$110.0 million
Other accounts	6	$1.3 billion	2	$290.1 million

Tarlock Randhawa: International Fund I
Registered investment companies	2	$1.2 billion	0	$0
Other pooled investment vehicles	6	$939.5 million	3	$110.0 million
Other accounts	6	$1.3 billion	2	$290.1 million
Compensation
Origin Asset Management LLP offers investment professionals a competitive compensation structure that is evaluated relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align team contributions in a manner that is consistent with industry standards and business results. Compensation of Origin's portfolio managers is formed of a competitive fixed salary and a share of a bonus pool which is a function of the annual profitability of the firm. Select members of the investment team further share in the firm’s profits based on their overall partner ownership.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
John Birkhold	International Fund I	None
Chris Carter	International Fund I	None
Nigel Dutson	International Fund I	None
Tarlock Randhawa	International Fund I	None

Sub-Advisor: Principal Global Investors, LLC (Equity Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Paul H. Blankenhagen: Diversified International Fund
Registered investment companies	1	$285.3 million	0	$0
Other pooled investment vehicles	3	$2.9 billion	0	$0
Other accounts	4	$404.1 million	0	$0

Juliet Cohn: Diversified International Fund
Registered investment companies	1	$285.3 million	0	$0
Other pooled investment vehicles	3	$2.9 billion	0	$0
Other accounts	4	$404.1 million	0	$0

Mihail Dobrinov: International Emerging Markets Fund
Registered investment companies	1	$92.0 million	0	$0
Other pooled investment vehicles	1	$717.4 million	0	$0
Other accounts	8	$1.3 billion	1	$153.4 million

Joel Fortney: LargeCap Value Fund
Registered investment companies	2	$606.0 million	0	$0
Other pooled investment vehicles	6	$1.1 billion	0	$0
Other accounts	3	$205.8 million	0	$0

Christopher Ibach: LargeCap Value Fund
Registered investment companies	6	$2.7 billion	0	$0
Other pooled investment vehicles	6	$1.1 billion	0	$0
Other accounts	4	$261.2 million	0	$0

Thomas L. Kruchten: LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds
Registered investment companies	13	$5.6 billion	0	$0
Other pooled investment vehicles	4	$23.5 billion	0	$0
Other accounts	1	$3.7 million	0	$0

K. William Nolin: MidCap Fund
Registered investment companies	2	$2.0 billion	0	$0
Other pooled investment vehicles	21	$3.5 billion	0	$0
Other accounts	9	$246.4 million	0	$0

Phil Nordhus: SmallCap Fund
Registered investment companies	1	$218.4 million	0	$0
Other pooled investment vehicles	7	$1.0 billion	0	$0
Other accounts	1	$22.4 million	0	$0

Brian Pattinson: SmallCap Fund
Registered investment companies	2	$231.6 million	0	$0
Other pooled investment vehicles	8	$2.0 billion	0	$0
Other accounts	5	$999.0 million	1	$166.2 million

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Tom Rozycki: MidCap Fund
Registered investment companies	2	$2.0 billion	0	$0
Other pooled investment vehicles	3	$2.2 billion	0	$0
Other accounts	9	$246.4 million	0	$0

Alan Wang: International Emerging Markets Fund
Registered investment companies	1	$92.0 million	0	$0
Other pooled investment vehicles	1	$717.4 million	0	$0
Other accounts	8	$1.3 million	1	$153.4 million

Mohammed Zaidi: International Emerging Markets Fund
Registered investment companies	1	$92.0 million	0	$0
Other pooled investment vehicles	1	$717.4 million	0	$0
Other accounts	8	$1.4 billion	1	$153.4 million
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
Variable compensation takes the form of a profit share plan with funding based on percentage of pre-tax, pre-bonus operating earnings of Principal Global Equities. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Equities group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into equity funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Paul H. Blankenhagen	Diversified International	None
Juliet Cohn	Diversified International	None
Mihail Dobrinov	International Emerging Markets	None
Joel Fortney	LargeCap Value	None
Christopher Ibach	LargeCap Value	None
Thomas L. Kruchten	LargeCap S&P 500 Index	None
Thomas L. Kruchten	MidCap S&P 400 Index	None
Thomas L. Kruchten	SmallCap S&P 600 Index	None
K. William Nolin	MidCap	$500,001 - $1,000,000
Phil Nordhus	SmallCap	$10,001 - $50,000
Brian Pattinson	SmallCap	$100,001 - $500,000
Tom Rozycki	MidCap	None
Alan Wang	International Emerging Markets	None
Mohammed Zaidi	International Emerging Markets	None

Sub-Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers)

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
William C. Armstrong: Core Plus Bond Fund
Registered investment companies	3	$393.4 million	0	$0
Other pooled investment vehicles	7	$7.0 billion	0	$0
Other accounts	15	$4.7 billion	2	$806.3 million

Mark P. Denkinger: High Yield Fund
Registered investment companies	1	$14.2 million	0	$0
Other pooled investment vehicles	4	$121.0 million	0	$0
Other accounts	12	$1.8 billion	1	$204.8 million

James Noble: California Municipal and Tax-Exempt Bond Funds
Registered investment companies	1	$58.3 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$40.7 million	0	$0

Tina Paris - Core Plus Bond Fund
Registered investment companies	3	$393.4 million	0	$0
Other pooled investment vehicles	6	$6.8 billion	0	$0
Other accounts	12	$3.6 billion	0	$0

Josh Rank - High Yield Fund
Registered investment companies	1	$14.2 million	0	$0
Other pooled investment vehicles	4	$121.0 million	0	$0
Other accounts	12	$1.8 billion	1	$204.8 million

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Tracy Reeg: Money Market Fund
Registered investment companies	1	$287.2 million	0	$0
Other pooled investment vehicles	1	$1.4 billion	0	$0
Other accounts	0	$0	0	$0

Alice Robertson: Money Market Fund
Registered investment companies	1	$287.2 million	0	$0
Other pooled investment vehicles	1	$1.4 billion	0	$0
Other accounts	0	$0	0	$0

Darrin E. Smith: High Yield Fund
Registered investment companies	1	$14.2 million	0	$0
Other pooled investment vehicles	4	$121.0 million	0	$0
Other accounts	12	$1.8 billion	1	$204.8 million

Timothy R. Warrick: Core Plus Bond Fund
Registered investment companies	1	$298.5 million	0	$0
Other pooled investment vehicles	7	$7.0 billion	0	$0
Other accounts	41	$16.3 billion	0	$0

James Welch: California Municipal and Tax-Exempt Bond Funds
Registered investment companies	1	$58.3 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$40.7 million	0	$0
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for fixed income investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
Variable compensation takes the form of a profit share plan with funding based on a percentage of pre-tax, pre-bonus operating earnings of Principal Global Fixed Income. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Fixed Income group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into fixed income funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
William C. Armstrong	Core Plus Bond	None
Mark P. Denkinger	High Yield	$500,001 - $1,000,000
James Noble	California Municipal	None
James Noble	Tax-Exempt Bond	None
Tina Paris	Core Plus Bond	None
Josh Rank	High Yield	None
Tracy Reeg	Money Market	$1 - $10,000
Alice Robertson	Money Market	None
Darrin E. Smith	High Yield	$100,001 - $500,000
Timothy R. Warrick	Core Plus Bond	None
James Welch	California Municipal	None
James Welch	Tax-Exempt Bond	None

Sub-Advisor: Principal Global Investors, LLC (Multi-Asset Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Mathew Annenberg: Principal LifeTime Strategic Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, and 2060 Funds
Registered investment companies	9	$502.7 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for Multi-Asset Advisors investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is aligned with investment performance and specific goals of Principal Global Investors. Team results and individual contributions are among the other factors contributing to the quantum of incentive compensation. The structure is uniformly applied among all investment professionals.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. co-investment), alignment with PFG stakeholders and talent retention.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Mathew Annenberg	Principal LifeTime Strategic Income	None
Mathew Annenberg	Principal LifeTime 2010	None
Mathew Annenberg	Principal LifeTime 2015	None
Mathew Annenberg	Principal LifeTime 2020	None
Mathew Annenberg	Principal LifeTime 2025	None
Mathew Annenberg	Principal LifeTime 2030	None
Mathew Annenberg	Principal LifeTime 2035	None
Mathew Annenberg	Principal LifeTime 2040	None
Mathew Annenberg	Principal LifeTime 2045	None
Mathew Annenberg	Principal LifeTime 2050	None
Mathew Annenberg	Principal LifeTime 2055	None
Mathew Annenberg	Principal LifeTime 2060	None

Sub-Advisor: Principal Real Estate Investors, LLC

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Keith Bokota: Real Estate Securities Fund
Registered investment companies	1	$72.7 million	0	$0
Other pooled investment vehicles	1	$43.1 million	0	$0
Other accounts	11	$463.2 million	0	$0

Simon Hedger: Global Real Estate Securities Fund
Registered investment companies	2	$511.6 million	0	$0
Other pooled investment vehicles	3	$603.7 million	0	$0
Other accounts	17	$2.4 billion	0	$0

Anthony Kenkel: Global Real Estate Securities Fund and Real Estate Securities Fund
Registered investment companies	5	$3.0 billion	0	$0
Other pooled investment vehicles	31	$3.1 billion	0	$0
Other accounts	4	$646.9 million	0	$0

Kelly D. Rush: Global Real Estate Securities and Real Estate Securities Funds
Registered investment companies	4	$3.0 billion	0	$0
Other pooled investment vehicles	29	$3.1 billion	0	$0
Other accounts	4	$646.9 million	0	$0
Compensation
Principal Real Estate Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for real estate investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
Variable compensation takes the form of a profit share plan with funding based on a percentage of pre-tax, pre-bonus operating earnings of the boutique (e.g. REIT, CMBS). The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year and three-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Real Estate group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.

All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Keith Bokota	Real Estate Securities	$10,001 - $50,000
Simon Hedger	Global Real Estate Securities	None
Anthony Kenkel	Global Real Estate Securities	$10,001 - $50,000
Anthony Kenkel	Real Estate Securities	$10,001 - $50,000
Kelly D. Rush	Global Real Estate Securities	None
Kelly D. Rush	Real Estate Securities	$10,001 - $50,000

Appendix A
The following persons served on the Board of Governors of the Investment Company Institute during the last two most recently completed calendar years (2014-2015), during which time Karen (“Karrie”) McMillan served as an officer (General Counsel) of ICI (through February 2014):

Investment Adviser or Principal Underwriter/Control Person	Name of Officer	Company	Office Held at Company	Period of Service on ICI Board as of February 2014
AllianceBernstein, LP	Robert M. Keith	AllianceBernstein	Executive Managing Director	2010-present
American Century Investment Management, Inc.	Jonathan Thomas	American Century Investments	President and CEO	2008-present
BlackRock Financial Management, Inc.	Paul L. Audet	BlackRock, Inc.	Senior Managing Director and Head of U.S. Mutual Funds	2012-present
Dimensional Fund Advisors LP	Catherine L. Newell	Dimensional Fund Advisors LP	General Counsel	2011-present
Goldman Sachs Asset Management, L.P.	James A. McNamara	Goldman Sachs Mutual Funds	President and CEO	2008-present
J.P. Morgan Investment Management, Inc.	George C.W. Gatch	JPMorgan Asset Management	CEO, JPMorgan Funds	2011-present
Neuberger Berman Fixed Income LLC	Robert Conti	Neuberger Berman Management LLC	CEO	2012-present
PMC and affiliated sub-advisers identified as members of the Principal Financial Group in “Investment Advisory and Other Services”	Ralph C. Eucher	Principal Financial Group	Executive Vice President	2004-2012
PMC and affiliated sub-advisers identified as members of the Principal Financial Group in “Investment Advisory and Other Services”	Nora M. Everett	Principal Funds, Inc.	President and CEO	2012-present
T. Rowe Price Associates, Inc.	Edward C. Bernard	T. Rowe Price Group, Inc.	Vice Chairman	2006-present
Vaughan Nelson Investment Management, LP	John T. Hailer	Natixis Global Asset Management, L.P.	President and CEO, U.S. and Asia	2009-present

APPENDIX B – DESCRIPTION OF BOND RATINGS
Moody's Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Ratings assigned on Moody's global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.1
1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also by subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term promissory obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.

US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to three years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designed SG.
MIG 1 denotes superior credit quality, afforded excellent protection from established cash flows, reliable liquidity support, or broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established
SG denotes speculative-grade credit quality and may lack sufficient margins of protection.
Description of Standard & Poor's Corporation's Credit Ratings:
A Standard & Poor's credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration obligors such as guarantors, insurers, or lessees.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

LONG-TERM CREDIT RATINGS:

AAA:	Obligations rated ‘AAA’ have the highest rating assigned by Standard & Poor's. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

BB, B, CCC,	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant

CC, and C:
speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meeting its financial commitment on the obligation.

CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but Standard & Poor’s expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.

D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. This rating will also be used upon filing for bankruptcy petition or the taking or similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:
Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

SHORT-TERM CREDIT RATINGS: Short-Term credit ratings are forward-looking opinions of the likelihood of timely payment of obligations having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A-1:
This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.

B:
Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.

C:
This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.

D:
This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. This rating will also be used upon filing for bankruptcy petition or the taking or similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

MUNICIPAL SHORT-TERM NOTE RATINGS: Standard & Poor's rates U.S. municipal notes with a maturity of less than three years as follows:

SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a "+" designation.

SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3:	A speculative capacity to pay principal and interest.
Fitch, Inc. Rating Definitions:
Fitch’s credit ratings are forward looking and typically attempt to assess the likelihood of repayment by the obligor at “ultimate/final maturity” and thus material changes in economic conditions and expectations (for a particular issuer) may result in a rating change. Credit ratings are opinions on relative credit quality and not a predictive measure of specific default probability.
Investment Grade

AAA:
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
High credit quality. ‘A’ ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

D:	Default. ‘D’ ratings indicate an issuer has entered into bankruptcy filings, administration, receivership, liquidation or which has otherwise ceased business.

Note: The modifiers “+” or “-“may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate issuers with speculative grade ratings.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

APPENDIX C – PROXY VOTING POLICIES
The proxy voting policies applicable to each Fund appear in the following order:
Principal’s proxy voting policy is first, followed by the Sub-Advisors, alphabetically.

Principal Management Corporation (“Principal”) Proxy Voting Policy

Effective March 10, 2009

Proxy Voting Policy

Principal believes that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to the firm’s advisory clients. The guiding principles in performing proxy voting are to make decisions that
(i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
Proxy Voting Procedures
Principal has implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.
Institutional Shareholder Services (“ISS”). Based on Principal’s investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, Principal has retained the services of ISS, an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Principal include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.
Principal has elected to follow ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that Principal generally considers important in casting proxy votes. The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, Board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation that reflects ISS’ application of the Guidelines to the particular proxy issues.
On any particular proxy vote, a Portfolio Manager may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS own evaluation of the factors. The Portfolio Manager has access to ISS Recommendations and may determine that it is in the best interest of shareholders to vote differently.
In the event that judgment differs from that of ISS, Principal will memorialize the reasons supporting that judgment and retain a copy of those records. In such cases, the following will be required:

•	The requesting Portfolio Manager must put forth, in writing, the reasons for their decision;

•	The approval of Principal’s Chief Investment Officer;

•	Notification to the Proxy Voting Coordinator and other appropriate personnel (including PGI Portfolio Managers whose clients may own the particular security);

•	A determination that the decision is not influenced by any conflict of interest; and

•	The creation of a written record reflecting the process.
Conflicts of Interest. Principal has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures are designed to eliminate Principal’s discretion in voting such proxies to eliminate the conflict. The procedures used differ for the SAM Portfolio and LifeTime portfolios of the Principal Fund clients and all other clients.

Conflict Procedures for the SAM Portfolios and LifeTime Portfolios

The SAM Portfolios and the LifeTime portfolios invest in shares of other Principal Mutual Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the underlying fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Conflict Procedures for All Other Clients

The conflict avoidance procedures for securities held by all other clients include Principal’s use of the Guidelines and ISS Recommendations. Proxy votes cast by Principal in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because Principal cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third-party.
Principal’s procedures also prohibit the influence of conflicts of interest where a Portfolio Manager decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with Principal’s senior management, the Law Department, outside counsel, and/or the client whose account may be affected by the conflict. Principal will maintain a record of the resolution of any proxy voting conflict of interest.
Proxy Voting Instructions and New Accounts. As part of the new account opening process for discretionary institutional clients for which Principal retains proxy voting responsibility, Principal’s Client Services Department is responsible for sending a proxy letter to the client’s custodian. This letter instructs the custodian to send the client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Principal’s Client Services Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.
Securities Lending. At times, neither Principal nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, Principal will make reasonable efforts to inform the Client that neither Principal nor ISS is able to vote the proxy until the lent security is recalled.
Abstaining from Voting Certain Proxies. Principal shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when Principals’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[1]

•	Casting a vote on a foreign security may require that Principal engage a translator;

•	Restrictions on foreigners’ ability to exercise votes;

•	Requirements to vote proxies in person;

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•	Untimely notice of shareholder meeting;

•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation Communications and Handling of Information Requests Regarding Proxies. Employees must promptly inform the Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, Principal will not reveal or disclose to any third-party how they may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the general policy to follow ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King, Georgeson Shareholder) may contact Principal to ask questions regarding total holdings of a particular stock across advisory Clients, or how they intend to vote on a particular proxy. In addition, issuers may call (or hire third-parties to call) with intentions to influence the votes (i.e., to vote against ISS recommendation).
_________________________________________
1 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

Proxy Voting Errors. In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, outside counsel, and/or affected clients may be contacted.

Recordkeeping. Principal must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

•	Client request to review proxy votes:

◦
Any request, whether written (including e- mail) or oral, received by any Employee of Principal, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the client’s permanent file.

◦
The Proxy Voting Coordinator will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third-party, not a proxy voting client, other dispositions, etc.) in a suitable place.

◦
The Proxy Voting Coordinator will furnish the information requested to the client within a reasonable time period (generally within 10 business days). Principal will maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

◦	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

•	Proxy statements received regarding client securities:

◦	Upon inadvertent receipt of a proxy, Principal will generally forward to ISS for voting, unless the client has instructed otherwise.

◦	Note: Principal is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

•	Proxy voting records:

◦
Principals’ proxy voting record is maintained by ISS. The Proxy Voting Coordinator, with the assistance of the Client Services Department, will periodically ensure that ISS has complete, accurate, and current records.

◦	Principal will maintain documentation to support the decision to vote against ISS recommendation.

◦
Principal will maintain documentation or notes or any communications received from third-parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Proxy Voting Policies and Procedures For
Principal Exchange Traded Funds
Principal Funds, Inc.
Principal Investors Fund
Principal Variable Contracts Fund
Principal Retail Funds
(March 9, 2015)

It is each fund's policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.

The advisor or sub-advisor must provide, on a quarterly basis:

1.
Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.

The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:

1.	Identification of the issuer of the security;

2.	Exchange ticker symbol of the security;

3.	CUSIP number of the security;

4.	The date of the shareholder meeting;

5.	A brief description of the subject of the vote;

6.	Whether the proposal was put forward by the issuer or a shareholder;

7.	Whether and how the vote was cast;

8.	Whether the vote was cast for or against management of the issuer.

August 2015

PROXY VOTING POLICY

TABLE OF CONTENTS

1.	INTRODUCTION		3
2.	RESEARCH UNDERPINS DECISION MAKING		3
3.	PROXY VOTING GUIDELINES		3
	3.1	BOARD AND DIRECTOR PROPOSALS	4
	3.2	COMPENSATION PROPOSALS	7
	3.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS	10
	3.4	AUDITOR PROPOSALS	12
	3.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS	13
	3.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS	15
4.	CONFLICTS OF INTEREST		19
	4.1	INTRODUCTION	19
	4.2	ADHERENCE TO STATED PROXY VOTING POLICIES	19
	4.3	DISCLOSURE OF CONFLICTS	19
	4.4	POTENTIAL CONFLICTS LIST	19
	4.5	DETERMINE EXISTENCE OF CONFLICT OF INTEREST	20
	4.6	REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST	20
	4.7	CONFIDENTIAL VOTING	20
	4.8	A NOTE REGARDING AB’S STRUCTURE	20
5.	VOTING TRANSPARENCY		21
6.	RECORDKEEPING		21
	6.1	PROXY VOTING POLICY	21
	6.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES	21
	6.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS	21
	6.4	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION	21
	6.5	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS	21
7.	PROXY VOTING PROCEDURES		21
	7.1	VOTE ADMINISTRATION	21
	7.2	SHARE BLOCKING	22
	7.3	LOANED SECURITIES	22

EXHIBITS
+ Proxy Committee Members
+ Proxy Voting Guideline Summary
+ Proxy Voting Conflict of Interest Form
+ Statement of Policy Regarding Responsible Investment

1.    INTRODUCTION
As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

This Proxy Voting Policy (“Proxy Voting Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.    RESEARCH UNDERPINS DECISION MAKING
As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Proxy Voting Policy no less frequently than annually. In addition, the Proxy Committee meets at least three times a year and as necessary to address special situations.

RESEARCH SERVICES
We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services Inc. (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

ENGAGEMENT
In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3.    PROXY VOTING GUIDELINES
Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

3.1    BOARD AND DIRECTOR PROPOSALS

1.    Board Diversity (SHP)    CASE-BY-CASE
Board diversity is increasingly an important topic. In a number of European countries, legislation requires a quota of female directors. Other European countries have a comply-or-explain policy. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. We evaluate these proposals on a case-by-case basis while examining if there are other general governance concerns.

2.    Establish New Board Committees and Elect Board Members with Specific Expertise (SHP) CASE-BY-CASE We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

3.    Changes in Board Structure and Amending the Articles of Incorporation    FOR
Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

4.    Classified Boards    AGAINST
A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti- takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We will vote against directors that fail to implement shareholder approved proposals to declassify boards.

5.    Director Liability and Indemnification        CASE-BY-CASE
Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

6.    Disclose CEO Succession Plan (SHP)        FOR
Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

7.    Election of Directors        FOR
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

+
We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal).

+	We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

+	We may consider the number of boards on which a director sits and/or their length of service on a particular board.

+
We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

+	We may vote against directors for poor compensation practices.

+	We may vote against directors for not representing shareholder interests and maximizing long-term shareholder value

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

a.    Controlled Company Exemption    CASE-BY-CASE
In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b.    Voting for Director Nominees in a Contested Election        CASE-BY-CASE
Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8.    Independent Lead Director (SHP)    FOR
We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO, barring any additional board leadership concerns.

9.    Limit Term of Directorship (SHP)    CASE-BY-CASE
These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

10.    Majority of Independent1 Directors (SHP)    FOR
Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

11.    Majority of Independent Directors on Key Committees (SHP)    FOR
In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation and corporate governance codes.

12.    Majority Votes for Directors (SHP)    FOR
We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.
__________________________________________

[1]
For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

13.    Removal of Directors Without Cause (SHP)    FOR
Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

14.    Require Independent Board Chairman (SHP)    CASE-BY-CASE
We believe there can be benefits to having the positions of chairman and CEO combined as well as split. When the position is combined the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

15.    Require Two Candidates for Each Board Seat (SHP)    AGAINST
We believe that proposals like these are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, we oppose them.

3.2    COMPENSATION PROPOSALS

16.    Elimination of Single-Trigger Change in Control Agreements (SHP)    FOR
Companies sometimes include single trigger change in control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested upon a change in control of the company without any additional requirement) in employment agreements and compensation plans.

We may oppose directors who establish these provisions, or we may oppose compensation plans that include them. We will support shareholder proposals calling for future employment agreements and compensation plans to include double trigger change in control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested only after a change in control of the company and termination of employment).

17.    Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)    CASE-BY-CASE
We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

18.    Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)    AGAINST
We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

19.    Advisory Vote to Ratify Directors’ Compensation (SHP)    FOR
Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

20.    Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)    AGAINST
These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

21.    Approve Remuneration for Directors and Auditors    CASE-BY-CASE
We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

22.    Approve Remuneration Reports and Policies    CASE-BY-CASE
In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance. In other markets, remuneration policy resolutions are binding.

We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

23.    Approve Retirement Bonuses for Directors (Japan and South Korea)    CASE-BY-CASE Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

24.    Approve Special Payments to Continuing Directors and Auditors (Japan)    CASE-BY-CASE
In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

25.    Disclose Executive and Director Pay (SHP)    CASE-BY-CASE
In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case- by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

26.    Executive and Employee Compensation Plans    CASE-BY-CASE
Executive and employee compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

+	Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

+	Compensation costs should be managed in the same way as any other expense;

+
Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

+	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

27.    Limit Executive Pay (SHP)    CASE-BY-CASE
We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

28.    Mandatory Holding Periods (SHP)    AGAINST
We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value.

29.    Performance-Based Stock Option Plans (SHP)    CASE-BY-CASE
These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

30.    Prohibit Relocation Benefits to Senior Executives (SHP) AGAINST
We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

31.    Recovery of Performance-Based Compensation (SHP)    FOR
We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

32.    Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)    FOR
Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

33.    Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being
Negotiated by Management (SHP)    CASE-BY-CASE
We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

34.    Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)    FOR
Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3    CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

35.    Amend Exclusive Forum Bylaw (SHP)        AGAINST
We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

36.    Amend Net Operating Loss (“NOL”) Rights Plans    FOR
NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti- takeover device.

37.    Authorize Share Repurchase    FOR
We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

38.    Blank Check Preferred Stock    AGAINST
Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

39.    Corporate Restructurings, Merger Proposals and Spin-Offs    CASE-BY-CASE
Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

40.    Elimination of Preemptive Rights    CASE-BY-CASE
Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

41.    Expensing Stock Options (SHP)    FOR
US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS -- international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

42.    Fair Price Provisions    CASE-BY-CASE
A fair price provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

43.    Increase Authorized Common Stock    CASE-BY-CASE
In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions-going beyond the standard “general corporate purposes”- must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

44.    Issuance of Equity Without Preemptive Rights    FOR
We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

45.    Issuance of Stock with Unequal Voting Rights    CASE-BY-CASE
Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer- term value creation, which benefits all shareholders. We evaluate these proposals on a case-by-case basis and take into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company’s strategy.

46.    Net Long Position Requirement    FOR
We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

47.    Reincorporation    CASE-BY-CASE
There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

48.    Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in
Corporate Governance (SHP)    CASE-BY-CASE
If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

49.    Stock Splits    FOR
Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

50.    Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)    FOR
Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

51.    Transferrable Stock Options         CASE-BY-CASE
In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by- case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4    AUDITOR PROPOSALS

52.    Appointment of Auditors     FOR
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non- audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

53.    Approval of Financial Statements     FOR
In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

54.    Approval of Internal Statutory Auditors    FOR
Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

55.    Limitation of Liability of External Statutory Auditors (Japan)    CASE-BY-CASE
In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

56.    Separating Auditors and Consultants (SHP)    CASE-BY-CASE
We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5    SHAREHOLDER ACCESS AND VOTING PROPOSALS

57.    A Shareholder’s Right to Call Special Meetings (SHP)        FOR
Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage, often 10% of the outstanding shares.

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 5% or more of the outstanding voting equity of the company.

58.    Adopt Cumulative Voting (SHP)    CASE-BY-CASE
Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

59.    Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)    FOR
In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

60.    Early Disclosure of Voting Results (SHP)    AGAINST
These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

61.    Limiting a Shareholder’s Right to Call Special Meetings    AGAINST
Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

62.    Permit a Shareholder’s Right to Act by Written Consent (SHP)    FOR
Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

63.    Proxy Access for Annual Meetings (SHP) (Management)    FOR
These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We will generally vote against proposals that use requirements that are more strict than the SEC’s framework and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot. We may vote against individual directors or entire boards who a) exclude from their ballot properly submitted shareholder proxy access proposals; b) compete against shareholder proxy access proposals with stricter management proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

64.    Reduce Meeting Notification from 21 Days to 14 Days (UK)    FOR
Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

65.    Shareholder Proponent Engagement Process (SHP)    FOR
We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

66.    Supermajority Vote Requirements    AGAINST
A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.

3.6    ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

67.    Animal Welfare (SHP)    CASE-BY-CASE
These proposals may include reporting requests on items such as pig gestation crates and animal welfare in the supply chain, or policy adoption requests on items such as dehorning cattle and animal testing.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

68.    Climate Change (SHP)    CASE-BY-CASE
Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities.
a.    Carbon Accounting (SHP)    FOR
These proposals may include greenhouse gas emissions (GHG) standards or reduction targets and/or methane reduction targets. Companies also may be asked to set quantitative goals, which may pertain to the company’s operations or product development and distribution. We generally support these proposals, while taking into account whether the proposed information is of added benefit to shareholders and the degree to which this issue is material to the company and the industry in which the company operates.

b.    Carbon Risk    FOR
This set of proposals focuses on the risks associated with climate change. It may include proposals on GHG emission and finance, hydraulic fracturing/shale risk, offshore oil wells, oil and gas transport risk, and coal ash risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

69.    Charitable Contributions (SHP) (MGMT)    CASE-BY-CASE
Proposals relating to charitable contributions may be sponsored by either management or shareholders.

Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

70.    Environmental Proposals (SHP)     CASE-BY-CASE
These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

71.    Genetically Altered or Engineered Food and Pesticides (SHP)    CASE-BY-CASE
These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

72.    Health Proposals (SHP)    CASE-BY-CASE
These proposals may include reports on pharmaceutical pricing, the link between fast food and childhood obesity, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.

a.    End Production of Tobacco Products        AGAINST
These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. When evaluating these resolutions, we must consider the company’s risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.

Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.

b.    Spin-Off Tobacco-Related Business    CASE-BY-CASE
Proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies’ systemic failure to honestly inform the public about these health risks until recently. Unlike the type of proposal cited above in (a), which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spin-off its tobacco-related operating segment / subsidiary.

When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company’s risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value.

c.    Pharmaceutical Pricing (US)    CASE-BY-CASE
These proposals seek to require a company to report on the risk of high specialty drug prices in the US.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

73.    Human Rights Policies and Reports (SHP)    CASE-BY-CASE
These proposals may include reporting requests on human rights risk assessment, humanitarian engagement policies, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

74.    Include Sustainability as a Performance Measure (SHP)    CASE-BY-CASE
We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

75.    Lobbying and Political Spending (SHP)    FOR
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

76.    Other Business    AGAINST
In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

77.    Reimbursement of Shareholder Expenses (SHP)    AGAINST
These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

78.    Sustainability Report (SHP)    FOR
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

79.    Work Place: Diversity (SHP)    FOR
Work place diversity reports generally fall in two categories: Disclosing EEO Data and Adopting Sexual
Orientation/Gender Identification (ID) policies.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation and gender ID.

80.    Work Place: Pay Disparity (SHP)    CASE-BY-CASE
A report on pay disparity compares the total compensation of a company’s executive officers with that of the company’s lowest paid workers and/or between genders, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is “excessive”, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

In the US, the SEC, in August 2015, adopted a rule requiring US issuers, for fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This rule, however, does not address all of the issues addressed by pay disparity reports. Accordingly, we will continue to evaluate these proposals on a case-by-case basis, taking into account the specific metrics and scope of the information requested and whether the SEC’s rule renders the proposal unnecessary.

4.    CONFLICTS OF INTEREST

4.1    INTRODUCTION
As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AllianceBernstein L.P. (“AB””) recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

4.2    ADHERENCE TO STATED PROXY VOTING POLICIES
Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Proxy Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committee will receive a report of all such votes so as to confirm adherence of the policy.

4.3    DISCLOSURE OF CONFLICTS
When considering a proxy proposal, members of the Proxy Committee or investment professionals involved in the decision-making process must disclose to the Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

4.4    POTENTIAL CONFLICTS LIST
No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

+
Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

+	Publicly-traded companies that distribute AB mutual funds;

+	Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

+	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

+	Publicly-traded affiliated companies;

+	Companies where an employee of AB or AXA Financial, Inc., a parent company of AB, has identified an interest;

+	Any other conflict of which a Proxy Committee member becomes aware[4].
____________________________________

[3]
From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

[4]	The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 4.5 below. We document all instances when the independent compliance officer determines our vote.

4.5    DETERMINE EXISTENCE OF CONFLICT OF INTEREST
When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

+	If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

+	If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

+
If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

+
If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”).

The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AB to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

4.6    REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST
We consider the research of ISS, so the Proxy Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

4.7    CONFIDENTIAL VOTING
It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Proxy Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Proxy Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8    A NOTE REGARDING AB’S STRUCTURE
AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.    VOTING TRANSPARENCY
We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

6.    RECORDKEEPING
All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

6.1    PROXY VOTING POLICY
The Proxy Voting Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AB website (https://www.abglobal.com).

6.2    PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES
For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3    RECORDS OF VOTES CAST ON BEHALF OF CLIENTS
Records of votes cast by AB are retained electronically by our proxy voting agent, ISS.

6.4    RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION
Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5    DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS
The Proxy Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

7.    PROXY VOTING PROCEDURES
7.1    VOTE ADMINISTRATION
In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the Proxy Manager submits our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

____________________________

[5]	US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non- US securities are defined as all other securities.

7.2    SHARE BLOCKING
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3    LOANED SECURITIES
Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

EXHIBIT

PROXY COMMITTEE MEMBERS
The members of the Proxy Committee establish general proxy policies for AB and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department and the Operations Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President, Chief Administrative Officer-Equities, and Head of Responsible Investment. If you have questions or desire additional information about this Policy, please contact the Proxy Team at: ProxyTeam@ABGlobal.com.

PROXY COMMITTEE
+ Vincent DuPont, SVP-Equities
+ Linda Giuliano, SVP-Equities
+ Saskia Kort-Chick, VP-Equities
+ David Lesser, VP-Legal
+ James MacGregor, SVP-Equities
+ Mark Manley, SVP-Legal
+ Ryan Oden, AO-Equities
+ Anthony Rizzi, VP-Operations

EXHIBIT

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal	Board and Director Proposals	For	Against	Case-by-Case
+	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+
Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation	+
	Executive and Employee Compensation Plans			+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+

EXHIBIT

Shareholder Proposal	Compensation Proposals (continued)	For	Against	Case-by-Case
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+
Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company's Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+
Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+
Shareholder Access & Voting Proposals
+	A Shareholder's Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+

EXHIBIT

Shareholder Proposal	Shareholder Access & Voting Proposals (continued)	For	Against	Case-by-Case
+	Early Disclosure of Voting Results		+
+	Implement Confidential Voting	+
	Limiting a Shareholder's Right to Call Special Meeting		+
+	Permit a Shareholder's Right to Act by Written Consent	+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+
Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	End Production of Tobacco Products		+
+	Spin-Off Tobacco-Related Business			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Work Place: Diversity	+
+	Work Place: Pay Disparity			+

EXHIBIT

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues consistent with our stated proxy voting policy? If yes, stop here and sign below as no further review is necessary.	☐Yes	☐No

2.	Is our proposed vote contrary to our client’s position? If yes, stop here and sign below as no further review is necessary.	☐Yes	☐No

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services? If yes, stop here and sign below as no further review is necessary.	☐Yes	☐No

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

+	A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, compensation)

+
A description of any substantive contact with any interested outside party and a proxy voting committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

+	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name: _________________________________
Phillip Kirstein	Date: ______________________________________

Date: ____________________________________
Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

EXHIBIT

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT
PRINCIPLES FOR RESPONSIBLE INVESTMENT, ESG AND SOCIALLY RESPONSIBLE INVESTMENT
1.    Introduction
AllianceBernstein L.P. (“AB” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AB has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non- financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AB may accept such guideline restrictions upon client request.

2.    Approach to ESG
Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.    Commitment to the PRI
In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.
After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.
In signing the PRI, AB as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.
The six Principles are:
1.    We will incorporate ESG issues into investment research and decision-making processes.

AB Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision- making processes across our firm.

2.    We will be active owners and incorporate ESG issues into our ownership policies and practices.

AB Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

EXHIBIT

3.    We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AB Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4.    We will promote acceptance and implementation of the Principles within the investment industry.

AB Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5.    We will work together to enhance our effectiveness in implementing the Principles.

AB Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6.    We will report on our activities and progress towards implementing the Principles.

AB Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

7.    RI Committee

Our firm’s RI Committee provides AB stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AB personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer- Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com.

American Century Investments
PROXY VOTING POLICIES

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of mutual funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.
A.General Principles
In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.
B.Specific Proxy Matters

1.	Routine Matters

a.	Election of Directors

(1)
Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management's director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management's nominees are opposed in a proxy contest, the Advisor will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2)	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3)	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4)
Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

(5)
Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6)
Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.	Ratification of Selection of Auditors
The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

2.	Compensation Matters

a.	Executive Compensation

(1)
Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2)
Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.	Equity Based Compensation Plans
The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.
Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Advisor's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
The Advisor will generally vote against the adoption of plans or plan amendments that:

•	Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see "Anti-Takeover Proposals" below);

•
Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	Establish restriction periods shorter than three years for restricted stock grants;

•	Do not reasonably associate awards to performance of the company; or

•	Are excessively dilutive to the company.

3.	Anti-Takeover Proposals
In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a.	Cumulative Voting
The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b.	Staggered Board
If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

c.	"Blank Check" Preferred Stock
Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d.	Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e.	Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f.	Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.	"Supermajority" Voting Provisions or Super Voting Share Classes
A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h.	"Fair Price" Amendments
This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.	Limiting the Right to Call Special Shareholder Meetings.
The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j.	Poison Pills or Shareholder Rights Plans
Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.
The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

k.	Golden Parachutes
Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l.	Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.
The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m.	Confidential Voting
Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n.	Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

4.	Transaction Related Proposals
The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

5.	Other Matters

a.	Shareholder Proposals Involving Social, Moral or Ethical Matters
The Advisor will generally vote in accordance with management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues, is often unclear. Where this is the case, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if the Advisor believes its assessment is not unreasonable.
Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals are better addressed outside the corporate arena, and will generally vote with management’s recommendation; in addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b.	Anti-Greenmail Proposals
"Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c.	Indemnification
The Advisor will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d.	Non-Stock Incentive Plans
Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e.	Director Tenure
These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f.	Directors’ Stock Options Plans
The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g.	Director Share Ownership
The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h.	Non-U.S. Proxies
The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.
C.Use of Proxy Advisory Services
The Advisor takes into account information from many different sources, including independent proxy advisory services. However, the decision on how to vote proxies will be made by the Advisor in accordance with these policies and will not be delegated to a proxy advisory service.
D.Monitoring Potential Conflicts of Interest
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
In addition, to avoid any potential conflict of interest that may arise when one American Century mutual fund owns shares of another American Century mutual fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

the case of the “NT” funds, where the One Choice Target Date funds are the sole shareholder), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.
************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

Analytic Investors, LLC

Proxy Voting Policy and Procedure

Analytic Investors, LLC (“Analytic”) assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Oversight
Analytic acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. The firm’s Chief Operating Officer and Chief Compliance Officer monitor policies and procedures governing proxy voting. Analytic has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic has contracted with an independent proxy voting service (the “Proxy Service”).

Proxy Voting Service
The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic, advising Analytic of any material conflicts of interest (see below), and providing Analytic with documentation of the voting record. Analytic has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

Conflicts of Interest
Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service’s interests. A conflict of interest would generally apply when circumstances where the proxy services internal controls do not provide sufficient separation of duties, including: (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

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At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify Analytic. Upon notification of the Proxy Service’s recusal from voting, Analytic’s Chief Compliance Officer or Chief Operating Officer will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic will not override the voting guidelines of the Proxy Service. A record of the voting by Analytic will be retained by the Chief Compliance Officer.

Voting Guidelines
Analytic has reviewed the Proxy Service’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached. The firm’s clients may elect to institute client specific voting guidelines. Upon notification of these instructions, Analytic will supply the Proxy Service with the client directed voting guidelines.

Proxy Voting Record
The Chief Compliance Officer will ensure the Proxy Service can provide, on demand, a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number (or similar security identification information), (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report
Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic’s Chief Compliance Officer at 1-800-618-1872 or compliance@aninvestor.com. The report will be provided free of charge.

Recordkeeping
Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic will maintain the following records for five years in an easily accessible place, the first two years in its office:

•	Analytic’s proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service;

•	Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic);

•	Records of votes cast on behalf of clients;

•	Records of written client requests for voting information;

•	Records of written responses from Analytic to both written and verbal client requests; and

•	Any other documents prepared that were material to Analytic’s decision to vote a proxy or that memorialized the basis for the decision.

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Barrow Hanley Mewhinney & Strauss

8. Proxy Voting

BHMS has the responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us. BHMS’ fiduciary duty requires us to vote the proxies in the best economic interests of our clients, the beneficial owners of the securities. BHMS has adopted this Proxy Voting Policy and maintains written procedures for the handling, research, voting, and reporting of the proxy votes and makes appropriate disclosures about proxy voting on behalf of our clients. Disclosure information about the Firm’s Proxy Voting is included in BHMS’ Form ADV Part 2.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. Glass Lewis provides:

•	Research on corporate governance, financial statements, business, legal and accounting risks;

•	Proxy voting recommendations, including ESG (Environmental, Social, Governance) voting guidelines;

•	Portfolio accounting and reconciliation of shareholdings for voting purposes;

•	Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

•
BHMS’ Proxy Oversight Committee is responsible for implementing and monitoring BHMS’ proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate. The Proxy Oversight Committee is made up of the Chief Compliance and Risk Officer, the Responsible Investing Committee lead, the Manager of Equity Operations, the ESG Research Coordinator, and an at-large portfolio manager.

•
BHMS’ proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the equity operations department.

•
BHMS research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis and are in the best interest of the shareholders, our clients.

•
BHMS equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to BHMS’ Proxy Voting Guidelines, internal research recommendations, and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.

•	Voting proxies for the Diversified Small Cap Value and Diversified Small/Mid Cap Value accounts is done in accordance with the proxy service provider’s recommendations for the following reasons:

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC    1

◦	Investments are based on a quantitative model. Fundamental research is not performed for the holdings.

◦	The holding period is too short to justify the time for analysis to vote.

Conflicts of Interest

•	Potential conflicts may arise when BHMS invests in equity securities of corporations who are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:

◦	Making voting decisions for the benefit of the shareholder(s), our clients;

◦	Uniformly voting every proxy based on BHMS’ internal research and consideration of Glass Lewis’ recommendations; and

◦	Documenting the votes of companies who are also clients of the Firm.

•
If a material conflict of interest exists, the proxy coordinators will determine whether it is appropriate to disclose the conflict to the affected clients and give the clients an opportunity to vote their proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

•	BHMS sends a daily electronic transfer of equity positions to the proxy service provider.

•	The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

•	BHMS sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.

•	Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

•	BHMS’ Proxy Voting Guidelines are available upon request by calling: (214) 665-1900, or by e-mailing: clientservices@barrowhanley.com.

•	The proxy coordinators retain the following proxy records for at least seven years:

◦	These policies and procedures and any amendments;

◦	Proxy statements received regarding our clients’ securities;

◦	A record of each proxy we voted;

◦	Proxy voting reports that are sent to clients annually;

◦	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision; and

◦	Records of any client’s request for proxy voting information.

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Global corporate governance and engagement principles

BLACKROCK

Global corporate governance &
engagement principles

February 2011

Global corporate governance and engagement principles

Contents

Introduction to BlackRock	3

Philosophy on corporate governance	3

Corporate governance, engagement and voting	4

Boards and directors	4

Accounting and audit-related issues	5

Capital structure, merger, asset sales and other special transactions	5

Remuneration and benefits	6

Social, ethical, and environmental issues	6

General corporate governance matters	7

BlackRock’s oversight of its corporate governance activities	7

Oversight	7

Vote execution	7

Conflicts management	8

Voting guidelines	9

Reporting	9

Global corporate governance and engagement principles

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world.  With more than $3.56 trillion1 in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds.  Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients.  We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership:  companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share.  Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors.  Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws.  Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure.  In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed.  The board should provide direction and leadership to the management and oversee their performance.  Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings.  Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions.  Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market.  However, we do believe that there are some overarching principles of corporate governance that apply globally.  We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances.  We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company.  These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation.  Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures.  BlackRock’s approach to oversight in relation to its corporate governance activities is set out in the section titled “BlackRock’s oversight of its corporate governance activities” below.

[1] Assets under management are approximate, as of December 31, 2010, and are subject to change.

Global corporate governance and engagement principles

 Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles.  The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations.  Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation.  We discuss below the principles under six key themes.  In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

*	Boards and directors
*	Accounting and audit-related issues
*	Capital structure, mergers, asset sales and other special transactions
*	Remuneration and benefits
*	Social, ethical and environmental issues
*	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders.  Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice.  In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed.  Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives.  There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
 Boards and directors
 The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests.  Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company.  For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

*	establishing an appropriate corporate governance structure;
*	overseeing and supporting management in setting strategy;
*	ensuring the integrity of financial statements;
*	making decisions regarding mergers, acquisitions and disposals;
*	establishing appropriate executive compensation structures; and
*	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.
There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted.  Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders.  We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members.  Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

Global corporate governance and engagement principles

BlackRock believes that directors should stand for re-election on a regular basis.  We assess directors nominated for election or re-election in the context of the composition of the board as a whole.  There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee.  We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders.  Common impediments to independence include but are not limited to:

*	current employment at the company or a subsidiary;
*	former employment within the past several years as an executive of the company;
*	providing substantial professional services to the company and/or members of the company’s management;
*	having had a substantial business relationship in the past three years;
*	having, or representing a shareholder with, a substantial shareholding in the company;
*	being an immediate family member of any of the aforementioned; and
*	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it.  Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director.  The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations.  The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members.  BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning.  We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors.  BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters.  In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters.  An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition.  We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function.  We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management.  To that end, we believe it is important that auditors are, and are seen to be, independent.  Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained.  Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors.  Pre-emption rights are a key protection for shareholders against the dilution of their interests.

Global corporate governance and engagement principles

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders.  Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it.  We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value.  We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length.  We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own.  Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction.  In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights.  Such mechanisms can serve to protect and entrench interests other than those of the shareholders.  We believe that shareholders are broadly capable of making decisions in their own best interests.  We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests.  We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize.  We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice.  We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures.  We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders.  We are not supportive of one-off or special bonuses unrelated to company or individual performance.  We support incentive plans that payout rewards earned over multiple and extended time periods.  We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance.  Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract.  Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf.  It is within this context that we undertake our corporate governance activities.  We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed.  This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company.  The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place.  This helps shareholders assess how well management are dealing with the SEE aspects of the business.  Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately.  Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters.  In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

Global corporate governance and engagement principles

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients.  We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate.  They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest.  In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these.  The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management.  BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes.  The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals.  All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee.  The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines.  The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate.  The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance.  The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast.  The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision.  The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate.  BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.
 Vote execution
 BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market.  The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees.  The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

Global corporate governance and engagement principles

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies.  These issues include but are not limited to:  (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.  We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis.  In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts.  In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment.  Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates.  Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

*
BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

*
The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context.  The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process.  In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

*
BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees.  The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

Global corporate governance and engagement principles

*
BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities.  In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder.  Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met.  The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

*
In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.  The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.  Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests.  The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes.  Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted.  Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions.  In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest.  These Guidelines are not intended to be exhaustive.  BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.  As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance.  Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required.  In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

Brown Advisory
PROXY VOTING POLICY ON SECURITIES*
The Firm shall vote proxies consistent with this Policy. Generally, the Firm’s research analysts vote actively recommended issuers and obtain research from a proxy service for recommendations for voting proxies of all other issues. Clients may, at any time, opt to change voting authorization. Upon notice that a client has revoked the Firm’s authority to vote proxies, the Firm will forward such materials to the party identified by client.
Routine Matters
Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the client.
Election of Directors. Proxies shall be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions shall be supported because it is important for companies to be able to attract qualified candidates.
Appointment of Auditors. Management recommendations shall generally be supported.
Changes in State of Incorporation or Capital Structure. Management recommendations about re-incorporation shall be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the client.

IMPORTANT: The information contained herein is the property of Brown Advisory and may not be disclosed in whole or part to anyone outside the firm without the prior approval of Compliance.

Non-Routine Matters

Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.
Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.
Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the Firm.
Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.
Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.
Conflicts of Interest
A “conflict of interest,” means any circumstance when the Firm or one of its affiliates (including officers, directors and employees), or in the case where the Firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted. The Firm should vote proxies relating to such issuers in accordance with the following procedures:
Routine Matters Consistent with Policy. The Firm may vote proxies for routine matters as required by this Policy.
Immaterial Conflicts. The Firm may vote proxies for non-routine matters consistent with this Policy if it determines that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Firm’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

Material Conflicts and Non-Routine Matters. If the Firm believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by this Policy, then:
a) In the case of a Fund, the Firm shall consult with the Funds’ proxy administrator;
b) In the case of all other clients, the Firm should confer with appropriate parties, including counsel if necessary to ensure that the proxy is voted in the best interest of the client.
Abstention
The Firm may abstain from voting proxies in certain circumstances. The Firm may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.
Recordkeeping
The Firm will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Firm. The Firm will retain the following:

◦	Copies of the proxy voting procedures and policies, and any amendments thereto.

◦
A copy of each proxy statement received by the Firm, provided however that the Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

◦	A record of each vote that the Firm casts.

◦	A copy of any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

◦
A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Firm voted its proxies.

Disclosure

The Firm’s registered investment advisory entities will disclose in its Form ADV Part II (inclusive of the Wrap Fee Brochure for Brown Advisory Securities, LLC) that its clients may contact it in order to obtain information on how it voted such client’s proxies, and to request a copy of this Policy. If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the client’s proxy was voted.
A concise summary of this Policy will be included in the Form ADV Part II, and will be updated whenever this Policy is amended and made available to clients upon request.

Office of Primary Responsibility:
Director of Research, Portfolio Managers
Approver: CEO
Last Reviewed Date: June 2011
Next Review Date: June 2012

CAUSEWAY CAPITAL MANAGEMENT LLC
PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by Causeway International Value Fund (the “Value Fund”), Causeway Global Value Fund, Causeway Emerging Markets Fund (the “EM Fund”), and Causeway International Opportunities Fund (the “Opportunities Fund”) (collectively, the “Funds”), for which it serves as investment adviser. In addition, Causeway votes the proxies of companies owned by institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.
Proxies are voted solely in the best interests of the client, the Funds’ shareholders or, where employee benefit assets are involved, in the best interests of plan participants and beneficiaries (collectively “clients”). Causeway’s intent has always been to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
The Chief Operating Officer of Causeway supervises the proxy voting process. Portfolio managers have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway uses independent research and recordkeeping software provided by third parties. Causeway uses RiskMetrics for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records.
Proxy Voting Guidelines
Causeway will generally vote on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.
Causeway’s proxy voting guidelines are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with the day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

November 2, 2009

Causeway generally votes for:

•	distributions of income

•	appointment of auditors

•	director compensation, unless deemed excessive

•
boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders.

•	Causeway generally opposes cumulative voting and attempts to classify boards of directors.

•	financial results/director and auditor reports

•	share repurchase plans

•	changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

•	amendments to articles of association or other governing documents

•	changes in board or corporate governance structure

•	changes in authorized capital including proposals to issue shares

•
compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients. Causeway evaluates compensation plans on a case-by-case basis. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

•	debt issuance requests

•	mergers, acquisitions and other corporate reorganizations or restructurings

•	changes in state or country of incorporation

•	related party transactions

November 2, 2009

Causeway generally votes against:

•
anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Causeway generally votes with management regarding:

•
social issues – Causeway believes that it is management’s responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

The Opportunities Fund primarily invests its assets in the Value Fund and the EM Fund. If the Opportunities Fund receives proxies from the Value Fund or the EM Fund, as a shareholder of such Funds, Causeway intends to vote such proxies in proportion to the vote of all other shareholders of the Value Fund and EM Fund.
Conflicts of Interest
Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major vendor for Causeway. Causeway may also have a conflict if Causeway personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer will determine the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or $1,000,000 of Causeway’s revenues reasonably expected for the current fiscal year, whichever is less; (2) represents 2.5% or $2,000,000 of revenues of an affiliate reasonably expected for the current fiscal year, whichever is less; or (3) may not directly involve revenue to Causeway or its affiliates but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates, such as a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

November 2, 2009

The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.
The Chief Operating Officer will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.
Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel decides if they involve a material conflict of interest.
If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

•	If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.

•	If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS.
Practical Limitations Relating to Proxy Voting
While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies.
In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

November 2, 2009

Colonial First State
Global Asset Management
Guidelines and principals for corporate engagement on governance, environment and social issues

1. Introduction
Corporate governance is concerned with the way corporate entities are governed, as distinct from the way businesses within those companies are managed on a day to day basis.
Corporate governance addresses the issues facing boards of directors, such as:

•	strategy, financial policies, disclosure, legal issues and standards of corporate behaviour W the level and type of interaction with senior management

•	relationships with the shareholders and other stakeholders interested in the affairs of the company (such as fund managers, creditors, debt financiers, analysts, auditors and corporate regulators)

•
oversight of the company’s material environmental and social risks[1] and the manner in which these are being monitored, disclosed and managed in the interests of shareholders and other relevant stakeholders, and

•	corporate performance.
Colonial First State Asset Management (Australia) Limited (CFSAMA) is in a position to influence the environmental, social and governance (ESG) performance of companies via discussions with management or the board of directors and through the exercising of proxy votes. The exercising of the voting rights must be in the best interests of our unitholders and clients.
The scope of this document pertains primarily to the engagement of companies listed on the Australian Securities Exchange; however the principles may also be used to guide our engagement activities in other jurisdictions.
CFSAMA follows the Investment and Financial Services Association (IFSA) guidelines on corporate governance (see Appendix A). The guidelines cover four key areas: communication, voting, proxy voting policy and procedures and reporting to clients.
This document includes environmental and social guidelines (section 5) which have been developed based on Colonial First State Global Asset Management’s2 Responsible Investment Policy3 (Annexure B) and the United Nations Principles for Responsible Investment.4

Notes:
1. Refers to issues including human capital and the alignment of people strategies with business strategies, human rights, workplace safety and relationships with important stakeholder groups such as regulators, consumer advocacy groups and non-government organisations.
2. Colonial First State Global Asset Management is a business name owned by Colonial First State Asset Management (Australia) Limited (CFSAMA).
3. More detail on Colonial First State Global Asset Management’s approach can be found at cfsgam.com.au/UNPRI.
4. http://www.unpri.org.
2. Communication
As a major investor, CFSAMA believes in having direct contact with the management and/or directors of companies into which we invest. This contact might include constructive communication about performance, corporate governance, environmental and social issues, or other matters affecting stakeholder interests and long-term shareholder value.
As a shareholder, CFSAMA is entitled to receive reports and accounts and other explanatory circulars from companies which are required by law or regulatory authorities. We also have the right to attend company meetings and raise questions about the affairs of the company. While these formal bases for communication are necessary, they may not be sufficient to allow companies and shareholders to gain full understanding of each other’s aims and requirements.
Direct dialogue will give CFSAMA a better appreciation of a company’s objectives, its potential problems and the quality of its management, while making the company aware of our expectations and requirements as a shareholder. In regard to environmental and social issues, CFSAMA will engage management on those matters that it believes have material impact on company earnings and value, and on best practices which the company should adopt.
As the intent of this dialogue is not to make CFSAMA an insider, in view of the insider trading provisions of the Corporations Act, care must be taken when communicating directly with the board of directors and management of companies. CFSAMA has an Insider Trading Policy in place which outlines protocols should inside information come into our possession.

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3. Voting
CFSAMA will vote on all issues at company meetings where it has the authority to do so. Voting rights are a valuable asset which should be managed with the same care and diligence as any other asset. Ultimately, shareholders’ ability to influence management depends on shareholders’ willingness to exercise those rights.
CFSAMA generally supports boards by positive use of its voting power unless there is good reason for doing otherwise. Where a board has received steady support over a period of time, it should become a matter of concern for that board if support is not forthcoming on a particular matter. When CFSAMA intends to vote against a proposal, we may choose to make representations to a company prior to the vote so that appropriate consultation may take place with a view to achieving a satisfactory solution.
Where a satisfactory outcome cannot be achieved on an important issue, it may be desirable for the relevant fund manager or delegate to attend the relevant meeting of the company and to explain why the proposal is being opposed. In such cases a poll may be requested to ensure that the vote is duly recorded.
All votes must be made in the best interest of the unitholders and clients. It is acknowledged that our goal is to apply our corporate governance guidelines and principles in a consistent manner. However, on rare occasions CFSAMA may deem it to be in the best interests of unitholders and clients to exercise its proxy vote in a manner that is not consistent on certain occasions, as a degree of subjectivity may be required. For example, it may be acceptable for a non-executive director to hold six board positions and provide a meaningful contribution, while for another director six board positions may be too demanding and result in a less meaningful contribution. Following are examples of voting issues and our current position:

•	Directors/non-executive directors – we consider independence of a non-executive director to mean that they have not been former executives of the relevant company for a minimum of five (5) years.

•
Audit and remuneration committees – membership of an audit committee should be non-executive. Members of both committees should be listed in annual reports and identified on the notice of re-election of directors. It is preferred that only non-executive directors sit as members of the remuneration committee.

•
New directors – there should be a formal and transparent procedure for the appointment of new directors to a board. The Chairman and a majority of the members of the Nomination Committee should be non-executive directors.

•
Number of board appointments – non-executive directors must balance their number of board appointments with their personal ability to provide a meaningful contribution to each board. Similarly, executive directors who have outside directorships need to ensure that their contribution to their current employer is not diminished.

•	Removal of directors – we will not support changes to company constitutions that weaken the position of non-executive directors on the board.

•
Retirement by rotation – with the exception of the Chief Executive, we expect all directors to seek re-election, with one third seeking election each year. For directors over the age of 72, and provided that the constitution of the company permits re-election, the usual assessment criteria for selecting directors will apply.

•
Division of roles – in most cases the role of Chairman and Chief Executive should be split. We consider that board changes involving the Chief Executive becoming Chairman or executive directors becoming nonexecutive is acceptable only if there is a clear majority of independent directors.

•	Hostile takeovers – CFSAMA will meet both parties at least once before making a decision. Any decision made will be in the best interests of unit/shareholders.

•
Political donations – CFSAMA supports the notion that companies should seek a mandate from shareholders before making political donations. Such mandates should last for no longer than three years. Justification of political donations should be provided at the annual general meeting or in the annual report.

•
Remuneration – we support the principle that there should be full disclosure of directors’ total remuneration packages, including share options, fringe benefits and retirement benefits. We expect appropriate justification for levels of remuneration and the link of these to company objectives and performance from the Chairman of the Remuneration Committee.

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•
Termination payments – we believe that payments on termination of executive directors’ contracts should not be excessive. In the case of poor performance, a statement of justification should be given. We may write to the Chairman of the Remuneration Committee to ask for details of compensation payments to departing executive directors if they are not published. Disclosure of any contingent liabilities should be made.

•
Long term incentive schemes – we support the introduction of share-based incentive schemes as a means of aligning the longer-term interests of management and shareholders. These schemes should be subject to shareholder approval and have reasonably demanding performance targets. We prefer that no awards vest at, or below, median performance with an appropriate comparator universe.

•	Options for non-executive directors – we are of the view that these should not be granted. We support the notion that non-executive directors can be paid in the stock of the company.

•
Environmental and social risks – we believe that well governed companies have appropriate environmental and social risk policies and management procedures in place. As part of the governance process, we expect boards to have oversight of these risks and policies, and executive management to be able to publicly report on these risks and there management and indicate where appropriate the potential impact on company earnings.

4. Proxy voting policy and procedures
CFSAMA is advised of corporate actions such as proxy voting by its custodian. The Head of each asset class or their authorised signatory is responsible for ensuring that all company resolutions are reviewed and an appropriate and consistent recommendation is made in line with the corporate governance guidelines and principles as outlined in this document. Each resolution is to be stated and the voting intention with supporting views is to be confirmed in writing by the Head of the asset class or their authorised signatory. In cases where the resolution may be contentious in nature, a more detailed explanation as to the reasons for the voting intention 2 is to be outlined. Examples of contentious issues are executive remuneration packages or the appointment of non-independent directors.
Once the proxy voting intentions have been confirmed by the Head of asset class or their authorised signatory, they must communicate the decision to the Investment Management Support unit in an agreed format by the pre-advised cut-off. The Investment Management Support unit has sole responsibility for instructing the relevant custodian of the proxy voting instruction, and whether there is any necessity for a member of the Investment team to attend the meeting and vote the shares or call a poll in person. The Investment Management Support unit will maintain records of all proxy voting decisions in a format which will allow the dissemination of this data to the relevant clients.
CFSAMA will only vote in the best interests of its unitholders and clients. It is CFSAMA’s duty to put any other unit/share holder relationship or interest to one side when deciding how to vote on behalf of unit-holders and clients.
5. Environmental, social and governance assessment and engagement
CFSAMA recognises that ESG issues impact on business value and has developed its own ‘integrated’ approach to responsible investment in keeping with the United Nations Principles for Responsible Investment and other emerging industry performance standards (Appendix C).
CFSAMA is committed to integrating ESG factors into its investment decision-making, ownership and engagement policies and procedures. CFSAMA believes good management of environmental and social issues is integral to good corporate governance. CFSAMA will engage with companies in which it invests, or is considering for investment, with regard to their ESG risk management policies, strategies, performance, disclosure and management capabilities.
CFSAMA’s approach to environmental and social issues is based on the rigorous assessment of how ESG issues impact on company earnings and value. To achieve this, and in keeping with CFSAMA’s corporate governance principles, our approach is premised on the following:
ESG disclosure – encouraging the companies we invest in to disclose their material ESG risks and performance in keeping with emerging best practice

•	Engagement – as owners, or potential owners, engage companies, and where appropriate, vote on issues where company value is at risk from ESG issues

•	Voting – as owners, CFSAMA portfolio managers will develop their own voting positions on key environmental and social issues, and

•	Reporting – the outcomes of engagement and voting activities to clients.

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5.1 ESG Disclosure
To ensure CFSAMA has adequate information to assess the value at stake (risks and opportunities) we will encourage and recommend companies to disclose their material ESG risks and performance in keeping with emerging global standards. More specifically, companies are expected to report on the following aspects:

•	Environmental and social risks impacting materially on earnings, including contingent liabilities

•	Governance policies and procedures for assuring compliance with internal ESG policies, improving performance and mitigating risks across operations, supply chain and products and services

•	CFSAMA expects all ASX/S&P 300 companies to report in keeping with these guidelines

•
ESG risks and performance – companies are encouraged to report their ESG performance publically on a regular basis in line with the Global Reporting Initiative’s G3 Guidelines. In recommending G3 as the preferred ESG disclosure framework, CFSAMA expects companies, especially smaller companies and companies in emerging markets, to select only those key performance indicators that appropriately represent the material ESG considerations pertinent to their operations (see Appendix C)

•
Emerging markets – for companies with operations in developing countries and/or who source products from these companies, CFSAMA expects these companies to be operating within the OECD Guidelines for Multinational Enterprises (Appendix C)

•
Climate change – companies operating in high energy and greenhouse gas intensive sectors are expected to report their climate change risks and opportunities in line with the Global Framework for Climate Risk Disclosure (Appendix C), and

•	Sector guidelines – should CFSAMA develop its own sector guidelines, it will make these available to companies which face material ESG issues in their operations.
5.2 Engagement Procedures and Process As an owner of company shares, CFSAMA will engage companies on ESG issues in the following circumstances:

•	Risk – where CFSAMA’s assessment shows that certain ESG factors have a material impact on company earnings or value or have the potential to do so

•	Management Performance – where, in CFSAMA’s assessment, management is not adequately addressing ESG issues that could have a material impact on earnings and/or value

•
Process – in keeping with CFSAMA’s approach, company engagement on ESG issues, when necessary, will be primarily carried out on a direct basis (e.g. by correspondence requesting information and/or clarification; meeting with management; and indirectly via its proxy voting process

•
Outcomes – CFSAMA takes its ownership and engagement responsibilities seriously and will only engage companies on material issues. CFSAMA engages companies to achieve specific outcomes, namely ensure good ESG practices and thereby protect investor interests. In instances where management does not respond adequately to CFSAMA’s engagement, this may impact negatively on its valuation assessment and/or could result in CFSAMA divesting its ownership

•	Accountability – given engagement is an integral part of ownership, company engagement is best carried out by the responsible portfolio managers and their investment teams

•
Themes – CFSAMA recognises that ESG covers a wide range of issues and therefore it will concentrate its efforts on those material ESG issues in which it has a significant understanding and where it can exert influence towards achieving a specific outcome, and

•	Collaboration – CFSAMA recognises the benefits of collaborative engagement and therefore where appropriate, may collaborate in industry initiatives and forums where appropriate.
5.3 Voting on Environmental and Social Issues
In keeping with CFSAMA’s approach to responsible investment (Annexure B) and governance (see section 3), sector positions will be developed on key environmental and social issues to guide engagement and voting. These positions will be developed in line with CFSAMA’s principle of acting in the best interests of unitholders and clients.
It is important to note however, given the low probability of environmental and social issues being included on company AGM agenda’s, most engagement activity pertaining to these issues is likely to occur directly with management.

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The ESG guidelines and principles contained in document will be used to assist decision-making and company engagement activities across all our various funds. However, given the independent manner in which CFSAMA’s various funds are governed and managed, it is nevertheless possible for managers to vote differently on and have different perspectives about company ESG performance.

5.4 Reporting on Engagement Activities
In keeping with existing practice, CFSAMA will record and report to clients and other relevant stakeholders on all material ESG engagement activities on biannual basis.

6. Reporting to clients Wherever a discrete mandate client delegates responsibility for exercising proxy votes, CFSAMA will report back to the client how votes were cast on their behalf, if requested by the client.
The authority and responsibility for exercising proxy votes will be defined within the investment management agreement executed between CFSAMA and each discrete mandate client. However, CFSAMA may still receive proxy voting instructions from each discrete mandate client on a case by case basis or alternatively the discrete mandate client may instruct their custodian directly. The frequency and content of any reporting to a client is provided for in the Investment Management Agreement.
Where the client’s discrete portfolio contains Commonwealth Bank of Australia (CBA) shares, it will be explained to the client that CFSAMA is unable to vote these shares due to the nature of the ASIC exemption allowing us to purchase CBA shares for our funds. The Investment Management Support unit will provide details of the resolutions to be voted on at the meeting to the Investments team for their information only. The Investment Management Support unit will also provide details of the agenda to the Distribution team who will ensure that that any clients holding CBA shares are provided with a copy of the agenda and advised of the deadline for advising the voting instruction to apply to their holdings. The Distribution team will pass these voting instructions back to the Investment Management Support unit who will be responsible for ensuring that the relevant custodians are provided with instructions on how to exercise the proxies.

7. External managers
In relation to all securities in the investment mandates, the external manager is free to exercise or refrain from exercising any voting rights (or direct the Custodian to do so) as it sees fit.
For the avoidance of doubt, CFSAMA is not permitted to issue any instruction in respect of, or which in any way influences, the voting powers of the external manager and the external manager is entitled to ignore any such instruction.
Appendix A
A summary of the Investment and Financial Services Association (IFSA) Guidelines.
IFSA Guidelines

•
Guideline 1: Communication Investment managers should encourage direct contact with companies including constructive communication with both senior management and board members about performance, corporate governance and other matters affecting shareholder interests.

•	Guideline 2: Voting Investment managers should vote on all material issues at all Australian company meetings where they have voting authority and responsibility to do so.

•
Guideline 3: Proxy Voting Policy and Procedures Investment managers should have a written policy on the exercising of proxy votes that is approved by their board and formal internal procedures to ensure that policy is applied consistently.

•
Guideline 4: Reporting to Clients Wherever a client delegates responsibility for exercising proxy votes, the investment manager should report back to the client when votes are cast (including abstentions) on investment owned by the client. Reporting on voting should be part of the regular reporting process to each client. The investment manager should report back to clients whether or not the votes are cast. The report should include a positive statement that the investment manager has complied with its obligation to exercise voting rights in the client’s interests only. If an investment manager is unable to make the statement without qualification, the report should include an explanation.

6

Appendix B
Colonial First State Global Asset Management Responsible Investment Policy Statement
Introduction
ESG issues are increasingly impacting on business value. Colonial First State Global Asset Management recognises this trend in business imperatives and is committed to enhancing its integration of ESG factors in investment decision-making. Such an approach is consistent with the company striving for excellence in all that it does and with being a responsible investor.
We define ‘responsible investment’ as the integration of ESG issues into institutional investment decision-making and ownership practices, such that medium-to-longterm returns to beneficiaries are improved.
Our goal
Our goal is to be a leading Australian-based global fund manager and part of the global leadership group on responsible investing. We recognise that this will be a phased process and we will liaise closely with our clients and other stakeholders to ensure their interests are being addressed.
Our approach
Our focus is on enhancing the investment processes that have brought us success to date and making them even more robust by formally incorporating ESG considerations. This is distinct from what many call ‘socially responsible investing’ or ‘ethical investing’ which often seeks to limit or negatively screen a universe of investments. Consistent with our business plans, Colonial First State Global Asset Management has signed the United Nations Principles for Responsible Investment. In signing the Principles, we publicly commit to adopt and implement them, consistent with our fiduciary responsibilities. We will:

•	integrate ESG considerations into our investment, ownership and engagement policies and procedures

•
engage with companies in which we invest, or are considering for investment, with regard to their ESG risk management strategies, performance, disclosure and management capabilities, as well as sharing with them our approach and implementation progress

•
assess ESG risks at a sector and asset level, rather than excluding any specific sectors from consideration W develop specific policies and procedures on how we approach prominent ESG issues, such as climate change and human rights

•	encourage the entities in which we invest to improve and report on their ESG performance in keeping with emerging best practice

•	promote responsible investment by playing an active part in relevant debates, policy consultations and in the global network of investors who face similar ESG integration challenges, and

•
manage and report on our own ESG performance in keeping with emerging best practice. We will annually review our performance, with the setting of objectives and targets at the end of each calendar year, commencing in 2007. We will also submit annual reviews to the UN PRI on our progress.

Because our business covers a broad range of asset classes, investment styles and risk profiles, much of the work for this effort takes place at the investment team level. Each of these teams will maintain its own responsible investment implementation plan that is tailored to its activities and circumstances.
Review
This is our first Responsible Investment Policy. We acknowledge that emerging best practice and global standards are evolving rapidly and therefore to ensure our approach remains relevant, we undertake to review this policy on an annual basis until further notice.

Signed:

/s/ Warwick Negus

Warwick Negus (CEO)
Approved 27 August 2007

7

Appendix C
CFSAMA – Preferred ESG disclosure frameworks

1.
Australian Superannuation ESG Guidelines – contains suggestions for funds on how to incorporate ESG issues into investment processes and to facilitate the broader consideration of ESG issues across the investment industry. The guidelines also provide suggestions for fund managers and asset consultants to assist with the consideration of ESG issues, outlines the expectations that superannuation funds may have of their service providers and provides broad expectations and suggestions on ESG disclosure for listed companies.

http://www.acsi.org.au/dsp_viewContent.cfm?news=1&nid=123

2.
The Global Reporting Initiative (GRI) – is a not-for-profit, worldwide, multi-stakeholder network of business, civil society, labour, investors, accountants and others that collaborate through consensus-seeking approaches to create and continuously improve a sustainability reporting framework. The third version of the Guidelines, known as the G3 Guidelines, is the world’s most widely used sustainability reporting framework.

This framework sets out the principles and indicators that organisations can use to measure and report their significant economic, environmental, and social performance. The cornerstone of the framework is the Sustainability Reporting Guidelines, covering nine principles and nine standard disclosure performance indicator categories (environment, human rights, labour practices and decent work, society, product responsibility and economic).
http://www.globalreporting.org/ ReportingFramework/ G3Guidelines/

3.
Global Framework for Climate Risk Disclosure – is a statement of investors’ expectations about the information that they need to analyse climate risk and opportunities. The Framework aims to encourage standardised climate risk disclosure so that it is easy for companies to provide and easy for investors to analyse. The Framework is not a new reporting mechanism. Instead, the investors supporting the Framework intend for companies to report through existing reporting mechanisms, including mandatory financial disclosures to securities agencies, the leading voluntary mechanisms (the Carbon Disclosure Project and the Global Reporting Initiative), and other communications with investors.

http://www.unepfi.org/fileadmin/documents/ using_ framework.pdf

4.
Carbon Disclosure Project (CDP) – is an independent not-for-profit organisation, supported by investors, that facilitates a dialogue with companies, supported by quality information regarding the implications for shareholder value and commercial operations presented by climate change. The cornerstone of the CDP is the annual survey of the world’s largest corporations and which is emerging as one of the main climate change reporting frameworks.

http://www.cdproject.net/

5.
OECD Guidelines for Multinational Enterprises – are recommendations addressed by governments to multinational enterprises operating in or from adhering countries (the 30 OECD member countries plus ten non-member countries: Argentina, Brazil, Chile, Egypt, Estonia, Israel, Latvia, Lithuania, Romania and Slovenia). They provide voluntary principles and standards for responsible business conduct in a variety of areas including employment and industrial relations, human rights, environment, information disclosure, combating bribery, consumer interests, science and technology, competition, and taxation.

http://www.oecd.org/daf/investment/guidelines/

8

Columbus Circle Investors
PROXY VOTING POLICY
2011

I.    Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)
provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part 2 Brochure, which is available to any clients upon request;

2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)
keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)	monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II.    Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.    Management Proposals:

1.	When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

•	"Normal" elections of directors

•	Approval of auditors/CPA

•	Directors' liability and indemnification

•	General updating/corrective amendments to charter

•	Elimination of cumulative voting

•	Elimination of preemptive rights

2.	When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

•	Capitalization changes that eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

•	Stock purchase plans with an exercise price of not less than 85% FMV

•	Stock option plans that are incentive based and not excessive

•	Reductions in supermajority vote requirements

•	Adoption of antigreenmail provisions

3.	When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

•	Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

•	Classified or single-slate boards of directors

•	Reincorporation into a state that has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

•	Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

•	Amending articles to relax quorum requirements for special resolutions

•	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

•	Re-election of director(s) who holds offices of chairman and CEO

•	Re-election of director(s) who serve on audit, compensation and nominating committees

•	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

•	Adoption of option plans/grants to directors or employees of related companies

•	Lengthening internal auditors’ term in office to four years

B.    Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1.	When voting shareholder proposals, in general, initiatives related to the following items are supported:

•	Auditors should attend the annual meeting of shareholders

•	Election of the board on an annual basis

•	Equal access to proxy process

•	Submit shareholder rights plan poison pill to vote or redeem

•	Undo various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Anti-greenmail provisions

•	Submit audit firm ratification to shareholder votes

•	Audit firm rotations every five or more years

•	Requirement to expense stock options

•	Establishment of holding periods limiting executive stock sales

•	Report on executive retirement benefit plans

•	Require two-thirds of board to be independent

•	Separation of chairman and chief executive posts

2.	When voting shareholder proposals, in general, initiatives related to the following items are not supported:

•	Requiring directors to own large amounts of stock before being eligible to be elected

•	Restoring cumulative voting in the election of directors

•	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

•	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions;
and the Valdez principles.

•	Restrictions banning future stock option grants to executives except in extreme cases

3.	Additional shareholder proposals require case-by-case analysis

•
Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

•	Requirements that stock options be performance-based

•	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

•	Shareholder access to nominate board members

•	Requiring offshore companies to reincorporate into the United States
Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.
Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III.	Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.
Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.
In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

DD J CAPITAL MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES Updated March 13, 2012
I.Overview

In accordance with the fiduciary duties owed to our clients and Rule 206(4)-6 promulgated by the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940 (the "Advisers Act"), DDJ Capital Management, LLC ("DDI"), a registered investment adviser, has adopted and implemented these Proxy Voting Policies and Procedures (the "Policies") that we believe are reasonably designed to ensure that proxies are voted in the best interests of our clients. Because our authority to vote proxies on behalf of our clients is established by our advisory contracts with such clients, the Policies have been tailored to reflect these specific contractual obligations.1 The Policies also reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).
II.Statement of Proxy Voting Policy
It is the policy of DDJ to vote all proxies in the best interests and for the benefit of its clients. We believe that this means voting in accordance with our judgment as to what voting decision is most likely to maximize total return to the client as an investor in the company whose securities are being voted, including, where applicable, returns to the client on positions held in non-voting securities of that issuer or securities of other issuers that may be materially affected by the outcome of the vote.
DDJ primarily manages investments in high-yield and distressed debt, rather than equity, securities. As a result, DDJ does not receive proxies in connection with most of our clients' investment positions. However, certain of our client accounts do hold equity securities. Many of the proxies received by DDJ with respect to securities held in client accounts relate to special situations, such as the restructuring of an issuer that is emerging or recently emerged from bankruptcy, that is in financial distress or that has significant debt obligations but improving fundamentals. DDJ believes that it is not appropriate, in most cases, to vote proxies with respect to the securities of such issuers in accordance with fixed, pre-determined guidelines. Accordingly, DDJ generally reviews and makes a voting decision on each matter presented in such proxy on an individual, case-by-case basis. DDJ generally gives similar, case-by-case treatment to proxies with respect to securities of other issuers, with the exception of routine matters noted below. Normally, voting decisions are made by the portfolio manager or research analyst responsible at the time of the vote for monitoring the corporate events of the particular
1 Certain clients may withhold proxy voting authority from DDJ. In such instances, DDJ will not vote any proxies received with respect to the underlying client account, though DDJ may provide consultation to such client in advance of any applicable voting deadline.

issuer of the securities to be voted. DDJ believes such individualized consideration of proxy voting decisions best serves our clients' interests. For certain more routine matters that are commonly presenting to shareholders for vote and that do not involve issuers in special situations or other circumstances requiring individual analysis, DDJ has established general voting guidelines that are set forth in Section VJJ of these Policies. However, with respect to any particular proxy, DDJ is not obligated to follow these general voting guidelines.
In certain circumstances, DDJ may elect to not vote proxies with respect to securities held in client accounts, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy or related materials are not received in sufficient time to allow DDJ to analyze the material or cast an informed vote by the voting deadline; or (c) DDJ concludes that the costs of voting a proxy outweigh any potential benefits to its clients.
III. Proxy Voting Procedures
DDJ has designated an internal proxy administrator (the "Administrator"). The Administrator is responsible for coordinating the review and voting of client proxies. With respect to pending proxy matters, the Administrator reviews on a regular basis the information provided to us electronically by the custodians for our clients (generally, in whose name (or nominee name) the security has been registered).2 Upon concluding that a proxy has been distributed to shareholders by an issuer in which a client has a long position, the Administrator monitors incoming regular mail for paper copies of such proxies. The Administrator follows up directly with the custodian, issuer and/or Automatic Data Processing, Inc. ("ADP") in the event that the issuer (or other shareholder service) has not timely delivered such paper proxy to DDJ.
Following receipt of a proxy, the Administrator reviews the proxy and the matters to be voted therein. The Administrator also cross-checks the shareholdings information contained in the proxy with the applicable client holdings report to confirm that the ownership information on file with ADP, the custodian and/or the issuer matches our internal records; to the extent that it does not, the Administrator will attempt to reconcile the discrepancy directly with the applicable custodian. Furthermore, any material conflicts of interest identified by the Administrator are resolved as described in Section IV below. The Administrator then distributes the proxy to the applicable portfolio manager or research analyst so that s/he can review the proxy in accordance with the procedures outlined in Section II above. If the portfolio manager or research analyst is aware of any matter that may constitute a material conflict of interest, s/he will contact the Administrator such that the conflict may be addressed in accordance with the procedures described in Section IV below. Otherwise, the portfolio manager or research analyst will return the completed proxy to the Administrator. The Administrator then provides the Chief Compliance Officer (or a designee) with a copy of the completed proxy for review. If the Chief Compliance Officer is aware of any material conflict of interest, s/he will contact the Administrator such that the conflict may be addressed in accordance with the procedures described in Section IV below. Otherwise, the Administrator votes the proxy in accordance with the instructions provided by the portfolio manager or research analyst typically either

2 DDJ may also review ProxyEdge, an electronic proxy notification and voting service to which DDJ subscribes, for information regarding proxy voting.

electronically (typically via www.proxyvote.com) or via paper ballot, as applicable.3 After the Administrator has voted the proxy, the Administrator keeps a copy of the proxy, together with a completed internal checklist of proxy procedures maintained by DDJ (the form of which is attached hereto as Exhibit A), for record keeping purposes.
In the event that the Administrator is out of the office, the DDJ Head Trader assumes responsibility for the timely internal distribution and voting of proxies.
IV. Conflicts of Interest
From time to time, DDJ (and/or its affiliates) may have a material conflict of interest with respect to a matter to be voted. For example, it is possible that DDJ (or one of its affiliates) may have a very significant business relationship with either the company whose stock is being voted, the person soliciting the proxy or a third party that has a material interest in the outcome of the proxy vote. If the Administrator identifies or is notified of a potential material conflict of interest, the Administrator will convene a meeting of DDJ's internal proxy committee, which has been created to address situations when such conflicts arise. The internal proxy committee, which consists of one or more members of the DDJ legal department and such other DDJ personnel as may be designated to serve on the committee from time to time, will then meet to determine whether voting on such proxy matter presents a material conflict of interest. In the event that the internal committee concludes that there is a material conflict of interest, DDJ generally will request a waiver of the conflict or voting instructions from the client, a representative of the client or an appropriate independent third party. Specifically:

•
for investment fund clients of DDJ that have established an independent board of advisors, DDJ will disclose the conflict to such board of advisers of the applicable investment fund, and either vote the proxy as instructed by the applicable board or obtain a waiver for DDJ to vote the proxy;

•
for investment fund clients of DDJ that have not established a board of advisors, DDJ will disclose the conflict (a) to such fund's independent accountants or another unaffiliated third party advisor selected by DDJ, and vote the proxy in accordance with the instructions of such proxy advisor, or (b) to the underlying investors (e.g., limited partners) of such investment fund and seek either voting instructions or a waiver of the conflict directly from a majority in interest with respect to such investors;

•
for any commingled vehicle established as a trust, DDJ will disclose the conflict to the trustee of such entity (provided that the trustee is unaffiliated with DDJ), and seek either voting instructions or a waiver of the conflict from such trustee;

•
for ERISA accounts, DDJ will disclose the conflict to the plan sponsor, trustee or other named fiduciary for the plan and seek either voting instructions or a waiver of the conflict from such fiduciary; and

•	for other non-ERISA separate accounts, DDJ will disclose the conflict to the underlying client and seek either voting instructions or a waiver of the conflict directly from such client.

3 In certain cases, depending on the voting authority provided to DDJ by the underlying client, DDJ may instruct the client's custodian to vote the proxy in accordance with DDJ's direction.

In the event that the client, client representative or other third party, as the case may be, does not desire to direct the vote of the proxy matter in question, DDJ may, as circumstances warrant, take other steps, such as consulting with its outside legal counsel or an independent third party service, which steps are designed to result in a decision that is demonstrably based on the clients' best interests and not the product of the conflict. If a material conflict cannot be resolved as described above, DDJ will not vote the proxy.
V.Maintenance of Proxy Voting Records
As required by Rule 204-2 under the Advisers Act, DDJ maintains records of proxies that it has voted on behalf of its clients. These records include:

(i)	a copy of DDJ's internal policies and procedures with respect to proxy voting, as updated from time to time;

(ii)	copies of proxy statements received regarding securities held in client accounts, unless the materials are available electronically through the SEC's EDGAR system;
(iii)a record of each vote cast on behalf of our clients;

(iv)	a copy of any internal documents created by DDJ that were material to making the decision how to vote proxies on behalf of its clients; and

(v)	each written client request for proxy voting records and DDJ's written response to any (written or oral) client request for such records.
With respect to accounts managed on behalf of any plan subject to ERISA, DDJ also maintains accurate proxy voting records to enable the named fiduciary of such accounts to determine whether DDJ is fulfilling its ERISA obligations with respect to a particular account. DDJ will maintain these proxy voting books and records for a period of six years. These records will be maintained for at least the first two years in DDJ's office.
VI.Disclosure
DDJ will provide each client a summary of these Policies. Alternatively, or upon the request of any client, DDJ will provide such client copies of its full Policies as well as information with respect to how DDJ voted proxies on behalf of such client.

VII. Proxy Voting Guidelines
The following guidelines are not exhaustive and do not include all potential voting issues. Because proxy voting issues and the circumstances of individual portfolio companies are so varied, there may be instances when DDJ will not vote in strict adherence to these guidelines. In addition, votes on matters not covered by these guidelines will be determined in accordance with the policies and procedures principles set forth above. For example, proxy votes that present company-specific issues of a non-routine nature may be more appropriately handled on a case-by-case basis, as described above. At any time, DDJ may seek voting instructions from some or all of the clients holding the securities to be voted, and, as a result, client instructions may cause DDJ to vote differently for different clients on the same matter.
I. The Board of Directors
A.Director Nominees in Uncontested Elections
Vote for director nominees, examining the following factors:

•	long-term corporate performance record of the company's stock relative to a market index; and
•composition of board and key board committees.
In certain cases, and when information is readily available, we may also review:
•corporate governance provisions and takeover activity;
•board decisions regarding executive pay;
•board decisions regarding majority-supported shareholder proposals in back-to-back years;
•director compensation; and
•number of other board seats held by nominee.
B.Majority of Independent Directors
Vote for proposals that the board be comprised of a majority of independent directors.
Vote for proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
C.Director and Officer Indemnification and Liability Protection
Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.
Vote against indemnification proposals that would expand coverage beyond just legal expenses to include coverage for acts or omissions, such as gross negligence or worse, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.
II.Proxy Contests
A. Director Nominees in Contested Elections
Vote on a case-by-case basis when the election of directors is contested, examining some or all of the following factors:
•long-term financial performance of the company relative to its industry;
•management's track record;
•background to the proxy contest;
•qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions of director nominees.

III.	Auditors Ratifying Auditors
Vote for proposals to ratify auditors, unless it appears that: an auditor has a financial interest in or association with the company that impairs the auditor's independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
IV.Proxy Contest Defenses
A. Shareholder Ability to Call Special Meetings
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

B.Shareholder Ability to Act by Written Consent
Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote for proposals to allow or make easier shareholder action by written consent.
C.Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
V.Capital Structure
Common Stock Authorization
Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.
B.Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.
C.Reverse Stock Splits
Vote against management proposals to implement a reverse stock split.
D.Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
VI.Executive and Director Compensation
In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.
In evaluating a pay plan, we may consider its dilutive effect both on shareholder wealth and on voting power. We may consider equity-based compensation along with cash components of pay. Administrative features may also be factored into our vote. For example, our policy is that the plan should generally be overseen by a committee of independent directors; insiders should not generally serve on compensation committees.
Other factors, such as repricing underwater stock options without shareholder approval, may cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.
A.Proposals to Limit Executive and Director Pay
Vote on a case-by-case basis all proposals that seek additional disclosure of executive and director pay information.
Vote on a case-by-case basis all other proposals that seek to limit executive and director pay.
Vote for proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.
B.Employee Stock Ownership Plans (ESOPs)
Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).
C.401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees. VII. Mergers and Corporate Restructurings
Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account some or all of the following factors:
•anticipated financial and operating benefits;
•offer price (cost vs. premium);
•prospects of the combined companies;
•how the deal was negotiated; and
•changes in corporate governance and their impact on shareholder rights.

Exhibit A
Proxy Checklist
Name of Issuer:
Date proxy required to be voted:    Record Datej
Cross-check proxy ownership disclosure with internal DDJ holdings report
Deliver checklist and proxy to Responsible Analyst:
Receive completed proxy from Responsible Analyst
Deliver completed proxy to Legal Department
     Receive completed proxy from Legal Department
Confirm with CFO, DDJ Head Trader, Responsible Analyst and Legal Department that no material conflicts were identified.
If any of the addressees or copied persons believes that there may be a potential material conflict of interest with respect to a proxy matter to be voted, please notify me so that I may convene a meeting of the DDJ Internal Proxy Committee in accordance with the Policies.
Either:
Vote proxy via         on         in accordance
with instructions provided by the Responsible Analyst.
or
Convene DDJ Internal Proxy Committee and vote proxy accordingly
File proxy in accordance with internal record-keeping procedures
Comments:
Initialed:
Chris Kaminski Administrator

Effective Date: February 28, 2014    CONFIDENTIAL AND
PROPRIETARY

PROXY VOTING POLICIES AND PROCEDURES
DIMENSIONAL FUND ADVISORS LP
DIMENSIONAL FUND ADVISORS LTD.
DFA AUSTRALIA LIMITED
DIMENSIONAL FUND ADVISORS PTE. LTD.

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional controls Dimensional Fund Advisors Ltd. (“DFAL”), DFA Australia Limited (“DFAA”) and Dimensional Fund Advisors Pte. Ltd. (“DFAP”) (Dimensional, DFAL, DFAA and DFAP are collectively referred to as the “Advisors”). DFAL and DFAA are also investment advisors registered under the Advisers Act.
The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients. Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor. Depending on the client, the Advisors' duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under ERISA.
The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts to the extent that relationships with such clients are subject to the Advisers Act or clients that are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of ensuring that the Advisors endeavor to vote (or refrain from voting) proxies in a manner consistent with the best interests of their clients, as understood by the Advisors at the time of the vote.
Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”) an independent third party, except with respect to certain matters which are generally described in Exhibit A. The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor will instruct the vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.

The Advisors may, but will not ordinarily take social concerns into account in voting proxies with respect to securities held by clients, including those held by socially screened portfolios or accounts. The Advisors will ordinarily take environmental concerns into account in voting proxies with respect to securities held by certain sustainability screened portfolios or accounts.
The Advisors have retained ISS to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the Guidelines, effect votes on behalf of the clients for whom the Advisors have proxy voting responsibility and provide reports concerning the proxies voted (“Proxy Voting Services”). In addition, the Advisors may retain Proxy Voting Services from supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Guidelines. Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. In this regard, the Advisors use commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as Advisors’ intend because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.
Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify the on-going compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to these Procedures and may designate other personnel of each Advisor to instruct the vote on proxies on behalf of the Advisors' clients, including all authorized traders of the Advisors (“Authorized Persons”). The Committee may modify this Policy from time to time to meet the goal of acting in a manner consistent with the best interests of the clients.
Generally, the Advisors analyze proxy statements on behalf of their clients and instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor generally will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client's account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will instruct such vote on the client’s proxies pursuant to the client’s guidelines.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients' proxy voting rights. The Advisor may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.
In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.
Generally, the Advisors do not intend to engage in shareholder activism with respect to a pending vote. However, if an issuer’s management, shareholders or proxy solicitors contact the Advisors with respect to a pending vote, a member of the Committee may discuss the vote with such party and report to the full Committee.
International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.
With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.(1) The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country

______________________________
(1)    As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated it “interprets ERISA§ 404(a)(1) to require the responsible plan fiduciary to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants and beneficiaries.” See Preamble to Department of Labor Interpretative Bulletin 94-2, 59 FR 38860 (July 29, 1994) 19,971, CCH, 22,485-23 to 22,485-24 (1994).

basis, in order to determine if there have been any material changes that would affect the Advisors’ decision of whether or not to vote. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make every reasonable effort to vote such proxies.
Conflicts of Interest

Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted should not result from any conflicts of interest.
In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.
If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Dimensional Investment Company.
Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform its clients on how to obtain information regarding the Advisor's voting of its clients' securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients of how they can obtain a copy of the complete Policy upon request. If the Advisor is registered under the Adviser’s Act, the Advisor will include such information described in the preceding two sentences in Part II of its Form ADV. The Advisor will also provide its existing clients with the above information.

Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors' responses (whether a client's request was oral or in writing); and (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.
Disclosure

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC ("DFAS”) or an affiliate of Dimensional or DFAS.
The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.
Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

EXHIBIT A
PROXY VOTING GUIDELINES

See Attached
APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2014

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”), and may in certain circumstances purchase research from other third parties as well.

Specifically, if available, the Advisor may obtain research from Glass Lewis or other third parties in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the Corporate Governance Committee’s (or it’s designee’s) determination considering the principle of preserving shareholder value.
Routine/Miscellaneous
Auditor Ratification
Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:
Voting on Director Nominees in Uncontested Elections
Four fundamental principles apply when determining votes on director nominees:

1.	Accountability

2.	Responsiveness

3.	Composition

4.	Independence

Generally vote for director nominees, except under the following circumstances:

1.	Accountability
Vote AGAINST(1) or WITHHOLD from the entire board of directors (except new nominees(2), who should be considered CASE-BY-CASE) for the following:
Problematic Takeover Defenses
Classified Board Structure:

1.1
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder-approved poison pill.

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(1)    In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
(2)    A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Poison Pills(3)

1.3	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

1.4
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•
The date of the pill‘s adoption relative to the date of the next meeting of shareholders-i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices
Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment
In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and (potentially the full board) if:

1.11	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12	The company maintains significant problematic pay practices;

1.13	The board exhibits a significant level of poor communication and responsiveness to shareholders;

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(3) The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.:

1.14	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:
1.16The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company's response, including:

◦	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

◦	Specific actions taken to address the issues that contributed to the low level of support;

◦	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company's ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17	Material failures of governance, stewardship, risk oversight(4), or fiduciary responsibilities at the company;

1.18	Failure to replace management as appropriate; or

1.19
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness
Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors (as appropriate) if:

2.1	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.2	The board failed to act on takeover offers where the majority of shares are tendered;

2.3
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

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(4) Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

2.4
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

Vote

2.5
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company's ownership structure and vote results;

•	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year's support level on the company's say-on-pay proposal.

3.	Composition
Attendance at Board and Committee Meetings:

3.1
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE(5)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:
Vote AGAINST or WITHHOLD from individual directors who:

a.	Sit on more than six public company boards(6); or

b.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-withhold only at their outside boards(7).

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(5)    For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

(6)    Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

(7)    Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

4.	Independence
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors when:

4.1	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4	Independent directors make up less than a majority of the directors.

Proxy Access(8)
ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.
Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

◦	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

◦	The maximum proportion of directors that shareholders may nominate each year; and

◦	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.
Proxy Contests-Voting for Director Nominees in Contested Elections(9)
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of critique against management; and

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

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(8)    Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.
(9)    See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.
Shareholder Rights & Defenses(10)
Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Shareholder Ability to Act by Written Consent
Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders' current right to act by written consent;

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(10)    See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered(11) right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.
CAPITAL/RESTRUCTURING(12)
Common Stock Authorization
Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

◦	The company's use of authorized shares during the last three years

•	The Current Request:

◦	Disclosure in the proxy statement of the specific purposes of the proposed increase;

◦	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

◦
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure
Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

__________________________
(11)    "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
(12)    See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

◦	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

◦	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
Preferred Stock Authorization
Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

◦	The company's use of authorized preferred shares during the last three years;

•	The Current Request:

◦	Disclosure in the proxy statement of the specific purposes for the proposed increase;

◦	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

◦
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

◦	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION(13)
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation-Management Proposals (Management Say-on-Pay)
Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay-MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

__________________________
(13)    See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

◦	Magnitude of pay misalignment;

◦	Contribution of non-performance-based equity grants to overall pay; and

◦	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group(14) Alignment:

•	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

•	The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

__________________________
(14)    The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company's peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay(15) compared to grant pay; and

•	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

◦	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

◦	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

◦	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

__________________________
(15)    ISS research reports will include realizable pay for S&P1500 companies.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.
Options Backdating
The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

◦	The company's response, including:

▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

▪	Specific actions taken to address the issues that contributed to the low level of support;

▪	Other recent compensation actions taken by the company;

◦	Whether the issues raised are recurring or isolated;

◦	The company's ownership structure; and

◦	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")
Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.
Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.
In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
Equity-Based and Other Incentive Plans(16)
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.
Social/Environmental Issues
Overall Approach
Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.
With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:
Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal's request is unduly burdensome (scope, or timeframe) or overly prescriptive;

__________________________
(16)    See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.
Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

Political Issues
Overall Approach
Generally vote FOR the management’s recommendation on shareholder proposals involving political issues. When evaluating political shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

APPENDIX

INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES(17)

Effective for Meetings on or after February 1, 2014

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis and Ownership Matters in addition to Institutional Shareholder Services, Inc. (“ISS”) and may in certain circumstances purchase research from other third parties as well.

Specifically, if available, the Advisor may obtain research from Glass Lewis or other third parties in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted. The Adivsor may purchase research from Ownership Matters with respect to the proxies of certain large Australian Companies.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the Corporate Governance Committee’s (or its designee’s) determination considering the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR proposals to ratify auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

__________________________
(17)    This is a summary of the majority of International Markets, however, certain countries and/or markets have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Non-Contested Director Elections
Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote AGAINST against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is written and therefore no research is provided on the nominee.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.(18)

ISS Classification of Directors - International Policy

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•
Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•
Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•
Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current or former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

__________________________
(18)    See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

•	Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o 9 years (from the date of election) in the United Kingdom and Ireland;
o 12 years in European markets;
o 7 years in Russia.
Independent NED

•	Not classified as non-independent by ISS (see above);

•	No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections(19)

For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

__________________________
(19)    See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Voting on Directors for Egregious Actions
Under extraordinary circumstances, vote AGAINST or WITHOLD from directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•
Egregious actions related to the director(s)’service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.(20)

Discharge of Board and Management
Vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties warranted on a CASE-BY-CASE basis by:

•
A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

•
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR routine proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE(21)

Share Issuance Requests

General Issuances

__________________________
(20)    The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses
(21)    See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Vote FOR issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines.
Vote FOR issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines

Specific Issuances
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

•	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

•	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks; and/or

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION(22)

Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

__________________________
(22)    See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis..

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Edge Asset Management, Inc.

Proxy Voting Policy
Dated November 2011

Policy

Edge Asset Management, Inc. (“Edge”) has been delegated by certain clients the responsibility for voting proxies. It is the policy of Edge to vote proxies in the best interest of its clients, to identify and disclose potential conflicts of interest, to promptly provide client proxy voting results upon request of a client, and to maintain records of proxy voting activities as required. Edge maintains written policies and procedures which address Edge’s proxy policies and practices and which include the responsibility to receive and vote client proxies, to disclose any potential conflicts of interest, to make its proxy voting record available to clients and to maintain relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser about how the adviser voted proxies for their securities; and (c) describe its proxy voting policies and procedures to clients and furnish a copy to its requesting clients. Further, Rule 204-2 of the Advisers Act requires registered investment advisers that vote client securities to maintain certain records relating to the adviser's proxy voting activities.

Responsibility

Edge has the responsibility for the execution of its proxy voting policy, practices, disclosures and recordkeeping.

Summary Procedures

Edge has adopted and implemented procedures to ensure the firm’s policy is observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

1. Voting Procedures

•
Edge believes it is in the best interest of its clients to delegate the proxy voting responsibility to expert third-party proxy voting organization, Institutional Shareholder Services, Inc. (“ISS”). ISS provides policy guidelines and proxy research and analysis in addition to proxy voting. Edge may override any ISS guideline or recommendation that Edge feels is not in the best interest of the client.

•
Edge has elected to follow the ISS Standard Proxy Voting Guidelines (the “ Guidelines”), which embody the positions and factors that Edge generally considers important in casting proxy votes, including, but not limited to, shareholder voting rights, anti-takeover defenses, board structures, election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals.

2.	Conflicts of Interest

•
Votes cast by ISS on Edge’s behalf consistent with its Guidelines and recommendations are not considered to create a conflict of interest. If ISS or Edge abstains from voting a proxy due to a conflict, or if Edge elects to override an ISS recommendation, it will seek to identify and evaluate whether any conflicts of interest may exist between the issuer and Edge or its employees and clients.

•
Material conflicts will be evaluated, and if it’s determined that one exists, Edge will disclose the conflict to the affected client, and request instruction from the client as to how the proxy should be voted.

3.	New Accounts

•
Edge or its affiliate, Principal Global Investors, shall provide a proxy authorization letter to the client’s custodian upon the opening of a new client account. Clients may also choose to vote proxies themselves or receive individualized reports or services.

4.    Abstentions

•	Edge may refrain from voting when it believes it is in the client’s best interests.

5.    Proxy Solicitations & Information Requests

•
Edge will not reveal or disclose to any third-party how it may have voted or intends to vote until such proxies have been counted at a shareholders’ meeting. Edge may in any event disclose its general policy to follow ISS’s guidelines. No employee of Edge may accept any remuneration in the solicitation of proxies.

6.    Errors

•	Edge will document errors and the resolution of errors.

7.    Recordkeeping

•
Documentation shall be maintained for at least five years. Edge will keep records regarding all client requests to review proxy votes and accompanying responses. Edge may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

•	Edge’s proxy voting record will be maintained by ISS. Edge will maintain documentation to support any decisions to vote against ISS Guidelines or recommendations.

8.    Class Actions

•
Edge generally does not file class action claims on behalf of its clients and specifically will not act on behalf of former clients that have terminated their relationship with Edge. Edge will only file permitted class action claims if that responsibility in specifically stated in the advisory contract. Edge will maintain documentation related to any cost-benefit analysis to support decisions to opt out of any class action settlement. This policy is disclosed in the firm’s Form ADV filing.

Historical Policies: Revised October 2010; February 2009; January 1, 2007; October 9, 2006
Adopted policy: March 31, 2004

EMERALD ADVISERS, INC.

PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors

2)	insuring that these directors have properly supervised management

3)	resolve issues of natural conflict between shareholders and managers

a.	Compensation

b.	Corporate Expansion

c.	Dividend Policy

d.	Free Cash Flow

e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.

f.	Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.

I. BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all to often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A.Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

•Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

• Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

•Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

•Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

•Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

•Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

•Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

•Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B.Selection of Accountants: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

C.Incentive Stock Plans. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

D.Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

E.Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

F.Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

G.Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation EAI will vote its shares on a case by case basis.

II. CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.

A.Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B.Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1. Classification of the Board of Directors:
A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2. Shareholder Rights Plans (Poison Pills):
Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3. Unequal Voting Rights:
A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.

4. Supermajority Clauses:
These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5. Fair Price Provisions:
These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.
Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6. Increases in authorized shares and/or creation of new classes of common and preferred stock:

a.	Increasing authorized shares.
EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.
Resolution: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b.	Creation of new classes of stock.
Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.
Resolution: EAI would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c.	Directors and Management Liability and Indemnification.
These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.
Resolution: On a case by case basis, EAI votes Against attempts by management to eliminate directors and management liability for their duty of care.

d.	Compensation Plans (Incentive Plans)
Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e.	Greenmail
EAI would not support management in the payment of greenmail.
Resolution: EAI would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f.	Cumulative Voting
Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.

Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g.	Proposals Designed to Discourage Mergers & Acquisitions In Advance
These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests. Resolution: EAI will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h.	Confidential Voting
A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.

i.	Disclosure
Resolution: EAI will vote Against proposals that would require any kind of unnecessary disclosure of business records. EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j.	Sweeteners
Resolution: EAI will vote Against proposals that include what are called “sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).

k.	Changing the State of Incorporation
If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc.

Resolution: On a case by case basis, EAI will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l.	Equal Access to Proxy Statements
EAI supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI will support any proposal calling for equal access to proxy statements.

m.	Abstention Votes
EAI supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III. Other Issues

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights

B.	Nuclear Issues

C.	Defense Issues

D.	Social Responsibility

EAI, in general supports the position of management. Exceptions to this policy Include:

1.	South Africa
EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2.	Northern Ireland
EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

IV. Other Potential Conflicts of Interest

EAI may manage a variety of corporate accounts that are publically traded. EAI will use Glass-Lewis recommendations to avoid any appearance of a conflict of interest when voting proxies of its clients that are publically traded companies.

FINISTERRE CAPITAL LLP

PROXY VOTING POLICY AND PROCEDURES

I.	STATEMENT OF POLICY
Proxy voting is an important right of investors and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm generally retains proxy-voting authority with respect to securities purchased for its clients. Under such circumstances, the Firm votes proxies in the best interest of its clients and in accordance with these policies and procedures.

II.	USE OF THIRD-PARTY PROXY VOTING SERVICE
The Firm has entered into an agreement with Broadridge Investor Communication Solutions, Inc . (referred to as “Broadridge” and the “Proxy Voting Service”) acting with Glass Lewis & Co, to enable it to fulfill its proxy voting obligations.
Broadridge executes, monitors and records the proxies according to the instructions of the Firm. The Firm relies on the recommendations of Glass Lewis & Co, LLC to provide recommendations as to how any proxy should be voted in the best interests of the Clients. These recommendations are integrated into the voting platform set up by the Proxy Voting Service, and the Firm has instructed the Proxy Voting Service to execute all proxies in accordance with such recommendation unless instructed otherwise by the Firm.
The SEC has expressed its view that although the voting of proxies remains the duty of a registered adviser, an adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser is comfortable that the proxy voting service is independent from the issuer companies on which it completes its proxy research. In assessing whether a proxy voting service is independent (as defined by the SEC), the SEC counsels investment advisers that they should not follow the recommendations of an independent proxy voting service without first determining, among other things, that the proxy voting service (a) has the capacity and competence to analyze proxy issues and (b) is in fact independent and can make recommendations in an impartial manner in the best interests of the adviser's clients.
At a minimum annually, or more frequently as deemed necessary, the Compliance Officer will ensure that a review of the independence and impartiality of the Proxy Voting Service is carried out, including obtaining certification or other information from the Proxy Voting Service to enable the Firm to make such an assessment. The Compliance Officer will also monitor any new SEC interpretations regarding the voting of proxies and the uses of third-party proxy voting services and revise the Firm's policies and procedures as necessary.
Proxies relating to securities held in client accounts will be sent directly to the Proxy Voting Service. If a proxy is received by anyone in the Firm they must immediately inform the Compliance Officer and work with the Compliance Officer to ensure that it is promptly forwarded to the Proxy Voting Service. In the event that the Proxy Voting Service is unable to complete/provide its research regarding a security on a timely basis or the Firm has made a determination that it is in the best interests of the Firm's clients for the Firm to vote the proxy, the Firm's general proxy-voting procedures are required to be followed, as follows. The Compliance Officer will require that:

1.	the recipient of the proxy will forward a copy to Compliance; who will keep a copy of each proxy received;

2.	if the recipient is not the Portfolio Manager responsible for voting the proxy on behalf of the Firm, s/he will forward a copy to such Portfolio manager;

4.
the Portfolio Manager will determine how to vote the proxy promptly in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place; and provide evidence of such to the Compliance Officer;

5.
Absent material conflicts (see Section V), the Portfolio Manager will determine whether the Firm will follow the Proxy Voting Service's recommendation or vote the proxy directly. The Portfolio Manager will send his/her decision on how the Firm will vote a proxy to the Proxy Voting Service, in a timely and appropriate manner. It is desirable to have the Proxy Voting Service complete the actual voting so there exists one central source for the documentation of the Firm's proxy voting records.

III.	VOTING GUIDELINES
To the extent that the Firm is voting a proxy itself and not utilizing the Proxy Voting Service, the Firm will consider the proxy on a case by case basis and require that the relevant investment professional vote the proxy in a manner consistent with the Firm's duty.. Investment professionals of the Firm each have the duty to vote proxies in a way that, in their best judgment, is in the best interest of the Firm's clients.

IV.	DISCLOSURE

A.
The Firm will disclose in its Form ADV Part 2 that clients may contact the Compliance Officer via e-mail or telephone in order to obtain information on how the Firm voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Firm voted the client's proxy.

B.
A concise summary of these Proxy Voting Policies and Procedures will be included in the Firm's Form ADV Part 2, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients.

V.	POTENTIAL CONFLICTS OF INTEREST

A.
In the event that the Firm is directly voting a proxy, the Compliance Officer will examine conflicts that exist between the interests of the Firm and its clients. This examination will include a review of the relationship of the Firm, its personnel and its affiliates with the issuer of each security and any of the issuer's affiliates to determine if the issuer is a client of the Firm or an affiliate of the Firm or has some other relationship with the Firm, its personnel or a client of the Firm.

B.
If, as a result of the Compliance Officer's examination, a determination is made that a material conflict of interest exists, the Firm will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. If the proxy involves a matter covered by the voting guidelines and factors described above, the Firm will generally vote the proxy as specified above. Alternatively, the Firm may vote the proxy in accordance with the recommendation of the Proxy Voting Service.

The Firm may disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will either vote the proxies in accordance with the policies outlined in Section III “Voting Guidelines” above or vote the proxies in accordance with the recommendation of the Proxy Voting Service.

VI.	PROXY RECORDKEEPING
The Compliance Officer will maintain files relating to the Firm's proxy voting procedures in an easily accessible place. (Under the services contract between the Firm and its Proxy Voting Service, the Proxy Voting Service will maintain the Firm's proxy-voting records). Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Firm. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each proxy statement that the Firm receives regarding client securities (the Firm may rely on third parties or EDGAR);

3.	A record of each vote that the Firm casts;

4.
A copy of any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision. (For votes that are inconsistent with the Firm's general proxy voting polices, the reason/rationale for such an inconsistent vote is required to be briefly documented and maintained); and

5.
A copy of each written client request for information on how the Firm voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Firm voted its proxies.

JP Morgan
Asset Management

Global Proxy Voting
Procedures and Guidelines
For North America, Europe, Middle East, Africa, Central America, South America and
Asia

2014 Edition

April 1, 2014

JPMorgan Asset Management Corporate Governance

JP Morgan
Asset Management

Table of Contents- North America

Part I:	JPMorgan Asset Management Global Proxy-Voting Procedures

A.    Objective……………………………………………………………………    3
B.    Proxy Committee………………………………………………………….    3
C.    The Proxy Voting Process……………………………………………..3-4
D.    Material Conflicts of Interest…………………………………………....    5
E.    Escalation of Material Conflicts of Interest…………………………..    5
F.    Recordkeeping…………………………………………………………….    6
Exhibit A…………………………………………………………………….    6

Part II:	JPMorgan Asset Management Proxy-Voting Guidelines

A.    North America…………………………………………………………    8-23
Table of Contents……………………………………………………..    9-10
Guidelines……………………………………………………………...    11-23

Europe, Middle East, Africa, Central America
and South America………………………………………………….    25-42
Table of Contents…………………………………………………………    25
Guidelines……………………………………………………………...    27-42

C.    Asia (ex-Japan)..……………………………………………………..    43-50
Table of Contents…………………………………………………………    44
Guidelines……………………………………………………………...    45-50

D.    Japan..………………………………………………………………….51-58
Table of Contents…………………………………………………………    52
Guidelines……………………………………………………………...    53-58

JPMorgan Asset Management Corporate Governance

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Part I: JPMorgan Asset Management Global
Proxy Voting Procedures

A.     Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.     Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.    The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan. 1
_______________________
1The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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C.    The Proxy Voting Process - Continued

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

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D.    Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which:
(i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

E.    Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and JPMAM’s Chief Fiduciary Officer will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

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F.    Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•
a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, N.A.
J.P. Morgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
J.P. Morgan Private Investments, Inc.
Security Capital Research & Management Incorporated
Bear Stearns Asset Management

JPMorgan Asset Management Corporate Governance

JP Morgan
Asset Management

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

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Part II.A: North America Proxy Voting

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Part II.A: North America Guidelines Table of Contents

1.	Uncontested Director Elections 11

2.	Proxy Contests 11

a.	Election of Directors 11

b.	Reimburse Proxy Solicitation Expenses 11

3.	Ratification of Auditors 12

4.	Proxy Contest Defenses 13-14

a.	Board Structure: Staggered vs. Annual Elections 13

b.	Shareholder Ability to Remove Directors 13

c.	Cumulative Voting 13

d.	Shareholder Ability to Call Special Meeting 14

e.	Shareholder Ability to Act by Written Consent 14

f.	Shareholder Ability to Alter the Size of the Board 14

5.	Tender Offer Defenses 14-15

a.	Poison Pills 14

b.	Fair Price Provisions 14

c.	Greenmail 14

d.	Unequal Voting Rights 14

e.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws 15

f.	Supermajority Shareholder Vote Requirement to Approve Mergers 15

6.	Miscellaneous Board Provisions 15-16

a.	Separate Chairman and CEO Positions 15

b.	Lead Directors and Executive Sessions 15

c.	Majority of Independent Directors 15-16

d.	Stock Ownership Requirements 16

e.	Hedging/Pledging of Securities 16

f.	Term of Office 16

g.	Director and Officer Indemnification and Liability Protection 16

h.	Board Size 16

i.	Majority Vote Standard 16

7.	Miscellaneous Governance Provisions 16-17

a.	Independent Nominating Committee 16

b.	Confidential Voting 16

c.	Equal Access 16

d.	Bundled Proposals 16-17

e.	Charitable Contributions 17

f.	Date/Location of Meeting 17

g.	Include Nonmanagement Employees on Board 17

h.	Adjourn Meeting if Votes are Insufficient 17

i.	Other Business 17

j.	Disclosure of Shareholder Proponents 17

k.	Exclusive Venue 17

8.	Capital Structure 17-18

a.	Common Stock Authorization 17

b.	Stock Distributions: Splits and Dividends 17

c.	Reverse Stock Splits 17

d.	Blank Check Preferred Authorization 17-18

e.	Shareholder Proposals Regarding Blank Check Preferred Stock 18

f.	Adjustments to Par Value of Common Stock 18

g.	Restructurings/Recapitalizations 18

h.	Share Repurchase Programs 18

i.	Targeted Share Placements 18

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Part II.A: North America Guidelines Table of Contents

9.	Executive and Director Compensation 18-20

a.	Stock-based Incentive Plans 18-19

b.	Approval of Cash or Cash-and-Stock Bonus Plans 19

c.	Shareholder Proposals to Limit Executive and Director Pay 19

d.	Say on Pay 19

e.	Golden and Tin Parachutes 19-20

f.	401(k) Employee Benefit Plans 20

g.	Employee Stock Purchase Plans 20

h.	Option Expensing 20

i.	Option Repricing 20

j.	Stock Holding Periods 20

k.	Transferable Stock Options 20

l.	Recoup Bonuses .20

m.	Two Tiered Board Compensation 20

10.	Incorporation 20

a.	Reincorporation Outside of the United States 20

b.	Voting on State Takeover Statutes 20

c.	Voting on Reincorporation Proposals 20

11.	Mergers and Corporate Restructurings 21

a.	Mergers and Acquisitions 21

b.	Nonfinancial Effects of a Merger or Acquisition 21

c.	Corporate Restructuring 21

d.	Spin-offs 21

e.	Asset Sales 21

f.	Liquidations 21

g.	Appraisal Rights 21

h.	Changing Corporate Name 21

12.	Social and Environmental Issues 21-23

a.	Military Business 22

b.	International Labor Organization Code of Conduct 22

c.	Promote Human Rights in China, Nigeria, and Burma 22

d.	World Debt Crisis 22

e.	Equal Employment Opportunity and Discrimination 22

f.	Animal Rights 22-23

g.	Product Integrity and Marketing 23

h.	Human Resources Issues 23

i.	Link Executive Pay with Social and/or Environmental Criteria 23

j.	High Risk Markets 23

k.	Political Contributions 23

13.	Foreign Proxies 23

14. Pre-Solicitation Contact    23

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Part II.A: North America Guidelines

1.    Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3)	are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4)
ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6)
WITHHOLD from directors who are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining affiliation we will apply either the NYSE listing rule for companies listed on that exchange or the Nasdaq listing rule for all other companies.

7)	WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8)
WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans,last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9)
WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10)
WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11)
Generally vote for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors as long as the minimum threshold of share ownership is 5% and the minimum holding period of share ownership is 3 years.

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

2.    Proxy Contests
2a.     Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

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2b.     Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.     Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

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4.     Proxy Contest Defenses
4a.     Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b.     Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c.     Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

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4d.     Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting,should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e.     Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f.     Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.     Tender Offer Defenses
5a.     Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5b.     Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.     Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d.     Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

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5e.     Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f.     Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.     Miscellaneous Board Provisions
6a. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2) Serves as liaison between the chairman and the independent directors,
(3) Approves information sent to the board,
(4) Approves meeting agendas for the board,
(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6) Has the authority to call meetings of the independent directors, and
(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
6b.    Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

6c.     Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

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Generally vote for shareholder proposals asking for a 2/3 independent board.

6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

6f. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6g. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6h.    Board Size
Vote for proposals to limit the size of the board to 15 members.

6i.    Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.     Miscellaneous Governance Provisions
7a.    Independent Nominating Committee
Vote for the creation of an independent nominating committee.

7b.    Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c.    Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

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7d.    Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.    Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f.    Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g.    Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.    Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.     Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j.     Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

7k.    Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes,if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

8.    Capital Structure
8a.    Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b.    Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c.    Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.     Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

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Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e.     Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.     Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.    Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h.    Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i.     Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.    Executive and Director Compensation
9a.    Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations

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are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).

9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b.    Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.    Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d.    Say on Pay – Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.

Say on Pay - Frequency
JPMAM will review compensation versus long/term performance on an annual basis.

9e.     Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

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Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f.    401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.

9g.    Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9h.     Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.

9i.     Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j.     Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9k.    Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9l.    Recoup Bonuses
Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

9m.    Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.

10. Incorporation
10a.     Reincorporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

10b. Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

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10c. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings
11a. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name
Vote for changing the corporate name.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies

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and performance. In general we support management disclosure practices except for those companies that have been involved in controversies, fines or litigation.

12a. Military Business
Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12b. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12c. Promote Human Rights in China, Nigeria, the Sudan and Burma
Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12d. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12e. Animal Rights
Vote case-by-case on proposals that deal with animal rights.

12f. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12g. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12h. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12i. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

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12j. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13.    Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London. Tokyo and Hong Kong The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14.    Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•     a pending acquisition or sale of a substantial business;
•     financial results that are better or worse than recent trends would lead one to expect;
•    major management changes;
•     an increase or decrease in dividends;
•     calls or redemptions or other purchases of its securities by the company;
•     a stock split, dividend or other recapitalization; or
•     financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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Part II.B: Europe, Middle East, Africa, Central America and South America Proxy Voting

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Part II.B:	Europe, Middle East, Africa, Central America and South America Guidelines Table of Contents

I    Policy    26-28
II    Voting Guidelines    30-35
1.    Reports & Accounts    30
2.    Dividends    30
3.    Board of Directors    30-32
4.    Compensation    32-34
5.    Auditors    34
6.    Issue of Capital    34-35
7.    Mergers/Acquisitions    35
8.    Voting Rights    35
9.    Others    35-36
III    Stewardship    37-39
IV    Social and Environmental     40-42

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I.	POLICY

Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.

We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.

Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM is a member of the National Association of Pension Funds (NAPF) and the Investment Management Association (IMA) and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist, e.g. the Tabaksblat Code in the Netherlands, the Cromme Codex in Germany, the MEDEF-AFEP Code in France and the Luxembourg ALFI Code of Conduct. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA).

In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM scrutinises every proxy individually, voting for or against each resolution, or actively withholding our vote, on a case-by-case basis. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action.. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

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As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy Committee

Responsibility for the formulation of voting policy in each region rests with the Proxy Committee, whose role is to review JPMAM’s corporate governance policy and practice in respect of investee companies and to provide a focal point for corporate governance issues. The Committee is composed of senior analysts, portfolio managers and governance specialists. It meets at least quarterly, or more frequently as circumstances dictate. Its minutes are circulated to senior management, including the Global Head of Equity to whom it reports.

Stewardship and Engagement

As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, corporate governance specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern. Full details of our Stewardship Policy are contained in Part III of this document.

JPMAM was a founding signatory to the UK Stewardship Code and we believe that our existing stewardship policies meet or exceed the standard required under the Code. Our full statement of compliance is available to view or download on our website.

Sustainability

JPMAM believes that non-financial issues, such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations. Full details are contained in Part IV of this document.

Conflicts of Interest

Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.
In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.

Where a potential material conflict of interest has been identified, JPMAM will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending

Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

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J.P. Morgan Asset Management

London Proxy Committee

October 2013

JPMorgan Asset Management Corporate Governance

JP Morgan
Asset Management

II.	VOTING GUIDELINES
1.    REPORTS & ACCOUNTS

Annual Report

Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards.

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.

The UK has recently introduced a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term.
see Compensation

2.    DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.    BOARD OF DIRECTORS

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

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Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.

Board Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.

Board Diversity

JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit. Recruiting individuals with unique experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. We welcomed the report by Lord Davies in the UK and, although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular, as well as to consider diversity in its widest sense, both at board level and throughout the business.

Board Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy.

Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority-independent; there should be a formal nomination process for the appointment of Directors.

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Asset Management

Remuneration Committees should be independent; no director should be able to determine their own emolument. The remuneration report (where applicable) should be the responsibility of the Remuneration Committee.
See Remuneration Report

We agree with the findings of the Walker Review in the UK that boards of banks, or other large or complex companies, should consider the establishment of a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.

Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.
We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.

Investment Trust and Fund Directors

In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.

We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust

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companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also agree with the view of the NAPF, that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors. SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.

4.    COMPENSATION

Directors’ Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.

Similarly, we agree with the view of the NAPF, ABI and others that special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged.

Market practice regarding the length of director’s service contracts varies enormously:
JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area.
Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.

Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year’s salary, and increasingly for chief executive’s at least two years’ salary.

Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made.

JPMorgan Asset Management Corporate Governance

JP Morgan
Asset Management

Non-Executive Director’s Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary, for example where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.

For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s strategy and objectives in the long-term. There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.

All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution.

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions

Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those

JPMorgan Asset Management Corporate Governance

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Asset Management

of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a money purchase scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.
5.    AUDITORS

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.
Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to tender at least every ten years.
Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender. We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.
Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors. see Audit Committee
6.    ISSUE OF CAPITAL

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution. In the UK, such issuances should be consistent with ABI, NAPF and similar guidelines.
JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against any attempts to suspend, bypass or eliminate pre-emption rights, except for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.
JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue of Debt

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.

JPMorgan Asset Management Corporate Governance

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Asset Management

Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.

7.    MERGERS / ACQUISITIONS

Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may also split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

8.    VOTING RIGHTS

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct relation to the shareholder’s equity capital commitment to the company.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.

9.    OTHERS

Poison Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

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Asset Management

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.

AOB

We will generally abstain in relation to‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.

Social / Environmental Issues

Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. Full details of our sustainability policy are available in Part IV of this document.

JPMAM reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered as primary when determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s Social and Environmental policy.
see Social and Environmental

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not support the use of shareholder funds for political donations.

J.P. Morgan Asset Management

London Proxy Committee

October 2013

JPMorgan Asset Management Corporate Governance

JP Morgan
Asset Management

III.    STEWARDSHIP

J.P. Morgan Asset Management (‘JPMAM’) recognises its wider stewardship responsibilities to its clients as a major asset owner. To this end, we support both the revised FRC Stewardship Code and the EFAMA Code for External Governance, which set out the responsibilities of institutional shareholders in respect of investee companies. JPMAM endorses the Stewardship Code for its UK investments and supports the Principles as best practice elsewhere. We believe that regular contact with the companies in which we invest is central to our investment process and we also recognise the importance of being an ‘active’ owner on behalf of our clients. Our approach to the seven Principles and how we apply them are set out below:

Institutional investors should:

1.	Publicly disclose their policy on how they will discharge their stewardship responsibilities.

JPMAM’s primary activity in the investment chain is as an asset manager for both institutional and retail clients. JPMAM’s investors and corporate governance specialists undertake four broad areas of activity:

i)	Analysis of the governance profiles of the companies in which we invest, in order to identify outliers requiring further engagement;

ii)	Engagement with investee companies, in order to understand issues and promote best practice;

iii)	Informed, investor-led proxy voting;

iv)	Assessment of social and environmental issues, where they have the potential to impact the valuation.

JPMAM does not outsource any of its stewardship activity. Proxy votes are scrutinised individually by governance specialists in conjunction with the analyst or portfolio manager. Automated standing instructions to vote in a certain way (e.g. to always vote with management) are never issued in relation to voting managed out of London.

Where a company deviates from the UK Corporate Governance Code (or equivalent overseas codes, where they exist), JPMAM will always give due consideration to the explanation where it is given.

Copies of our Corporate Governance Policy are available on request, or to download from our website:

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

Although these policies apply primarily to investments in the UK and Europe and therefore principally concern accounts managed from the London office, our offices in New York, Tokyo and Hong Kong have similar guidelines, consistent with local law and best practice in these different jurisdictions. Full details are available on request.

2.	Have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

As part of our broader Safeguard Policy, JPMAM has established formal barriers designed to restrict the flow of information between JPMC’s securities lending, investment banking and other divisions to JPMAM’s investment professionals, as well as in order to maintain the integrity and independence of our proxy voting decisions and engagement activity.

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The policy document is available to download from our website:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

Although we generally take a single, unified approach to voting and engagement, in exceptional circumstances, we will split our vote or modify our engagement when the interests of our clients diverge from each other. This is always dealt with on a case-by-case basis, depending on the respective desired investment outcomes of those clients.

3.    Monitor their investee companies.

JPMAM has a team of corporate governance specialists, located in the ‘front office’ in order to better interact with analysts and portfolio managers regarding governance and stewardship issues. The team maintains a proprietary database containing detailed governance models for over 700 Pan-European companies, including all FTSE100 and selected FTSE250 and other companies, which evolve over time as we engage with companies and understand issues. Each record is updated at least annually. Notes of engagements with companies are retained in order to form a clear audit trail. For analyst-driven investment processes in London, these models are used to generate proprietary Environmental, Social and Governance (‘ESG’) rankings and ratings, which are incorporated into analysts’ models and stock rankings.

Where JPMAM deems it appropriate, we will enter into active dialogue with companies, except to the extent that we may risk becoming insiders or coming into receipt of material, non-public information, which may preclude us from dealing in the shares of the company concerned(although appropriate wall-crossing procedures do exist, if deemed in the best interests of our clients).

Where appropriate, JPMAM will attend key AGMs where we have a major holding, although it should be noted that JPMAM votes at over 5,000 shareholder meetings a year in nearly 70 markets worldwide and, clearly, this is not practicable except in very exceptional circumstances.

4.	Establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

JPMAM has established clear guidelines on how we escalate our engagement activities in order to protect our clients’ interests. We meet routinely with the senior executives of our investee companies at least annually; in the event that we are not satisfied with either their responsiveness or strategy, we may seek to meet with the chairman or other independent director(s), or express our concerns through the company’s advisers. Where appropriate, we will hold joint engagement meetings with other investors who share our concerns. We may also use our proxy votes in order to try and bring about management change. In extremis, we may consider speaking at the AGM or submitting a shareholder resolution, or requisitioning an EGM in order to bring about change, or to protect our clients’ interests.

5.    Be willing to act collectively with other investors where appropriate.

Subject to applicable laws and regulations in the relevant jurisdictions, JPMAM frequently works with other investors in collective engagement exercises with companies where appropriate (for example under the auspices of the NAPF, ABI and other formal and informal bodies), in order to enhance the effectiveness of our engagement. Circumstances where such collective engagement takes place include board succession planning, remuneration and AGM-related issues, as well as merger and acquisition activity.

6.    Have a clear policy on voting and disclosure of voting activity.

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JPMAM votes at over 10,000 shareholder meetings each year, in nearly seventy markets worldwide. We endeavour to vote in all markets, wherever possible, unless there are certain technical reasons in overseas markets which preclude us from voting, or unless there is a conflict of interest. Votes are investor-led and made on a case-by-case basis, and we do not always support the board.

JPMAM retains the services of the ISS voting agency, although its analyses form only the ‘base case’ voting recommendation and we will frequently take a differing view, based on the results of our engagement activity or our own insights. We also retain the services of Ethix SRI Advisors to assist us with weapons screening and certain social and environmental issues for interested clients.
JPMAM has disclosed its proxy voting and engagement activity to its clients for a number of years. Additionally, we now disclose selected voting highlights and engagement activity, as well as our detailed voting record, publicly on our website. These can be viewed under ‘Commentary and Analysis’ on our Institutional website, or by following the link:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

JPMAM and its clients may participate in stocklending programmes. It is not the policy of JPMAM to recall stock on loan for routine votes, where the revenue from lending activities to be of more value to the client than the ability to vote. However, we will recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote. It should be noted that some of our clients participate in third-party lending arrangements directly with their custodians, which may be invisible to JPMAM.

7.    Report periodically on their stewardship and voting activities.

JPMAM produces detailed quarterly voting and engagement activity reports for its clients, and also publishes summary information on its public website. These reports provide qualitative as well as quantitative information. The proxy voting function is independently verified by our external auditor as part of the ISAE3402 review, and oversight of our broader engagement process is also verified in accordance with AAF 01/06 as part of the monitoring stipulated by our UK investment trusts.

JPMAM believes that public disclosure of certain ongoing engagement with companies would be prejudicial to that engagement activity and would not be in the best interests of our clients. In these circumstances, we may decide not to disclose that activity until after the event.

The Proxy Committee has agreed to review this approach periodically, in accordance with the Principles. Finally, it should be pointed out that this statement is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

Our Statement of Compliance with the UK Stewardship Code can be viewed here:

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/frcstewardshipcode.aspx

Or follow the link to the FRC website:

www.frc.org.uk/documents

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IV.    SOCIAL AND ENVIRONMENTAL

JPMAM believes that companies should act in a socially responsible manner. They should conduct their business in a way which recognises their responsibilities to employees and other stakeholders in the long-term, as well as broader society and the environment.

We have adopted a positive engagement approach to social, environmental and sustainability issues. Thus, specific assets or types of assets are not excluded from portfolios explicitly on social, environmental or ethical criteria (unless specifically requested by clients, or required by local legislation). Rather, analysts take such issues into account as part of the mainstream analytical and stock selection process.

Although JPMAM’s priority at all times is the best economic interests of its clients, we recognise that, increasingly, non-financial issues such as social and environmental factors have the potential to impact the share price, as well as the reputation of companies. Specialists within the ESG Team are tasked with assessing how companies deal with and report on social and environmental risks and issues specific to their sectors and/or industry. This analysis is then used to identify outliers within our investee companies which require further engagement. Engagement will either take place at scheduled company one-to-one meetings, or at dedicated meetings with non-executive directors, or Corporate Social Responsibility (‘CSR’) specialists (where they exist), or via the company’s broker. Our engagement activity is reported to clients on a quarterly basis.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

In formulating our policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a tobacco company or a company in an extractive industry will not be automatically marked down because their sector is perceived as ‘unfriendly’. Similarly, a company in a low-impact industry, such as financial services, will still be expected to have in place detailed policies and rigorous oversight of its environmental impact.

We expect major listed companies in particular to have established a CSR Committee or similar body with responsibility for this area. Such a function should have direct access to the board and, ideally, there should be a designated main board director responsible for these issues. We would normally expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.

J.P. Morgan Asset Management is a signatory to the United Nations Principles of Responsible Investment (‘UNPRI’), which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure. The Principles and how we deal with them are set out below:

1. Incorporate ESG into investment analysis and decision-making

JPMAM has a dedicated ESG team in London, located in the ‘front office’ in order to better advise analysts and portfolio managers regarding ESG issues. The ESG Team routinely benchmarks companies in our investment universe versus our Guidelines in order to identify outliers. This then drives our proxy voting and engagement activity. This engagement is ongoing and does not only occur at the time of an AGM. Fund managers in each region routinely take non-financial issues into account as part of the investment process where they have the potential to impact the valuation. For analyst-driven investment processes in London, our proprietary ESG scores are incorporated into analysts’ ratings and stock rankings.

2. Be active owners and incorporate ESG into ownership policies and practices

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JPMAM votes at over 10,000 AGMs in more than seventy markets worldwide. Votes are investor-led and made on a case-by-case basis. There are ESG policy documents available for each region, as well as a Global Policy, all of which are updated at least annually. Fund managers in all locations undertake regular contact with senior managers of investee companies to discuss issues and promote the interests of our clients.

3. Seek appropriate ESG disclosure in investee companies

JPMAM participates in a number of initiatives aimed at improving transparency and disclosure at investee companies, as well as stock exchanges, regulators and other bodies worldwide. As investors, we continually scrutinise companies’ Corporate Governance and Corporate Social Responsibility reports and encourage appropriate levels of disclosure.

4. Promote the Principles

JPMAM works both independently and with industry bodies such as the NAPF, ABI and IMA to promote the Principles within the industry.

5. Work together to enhance effectiveness

We also participate in joint investor networks such as ICGN, as well as engagement activity under the auspices of various local trade bodies. Where appropriate, we also work with our competitors in collective engagement exercises with companies.

6. Report our activities

JPMAM produces detailed quarterly ESG activity reports for all of its clients, and also publishes summary information on its public website.

JPMAM is also a signatory to Carbon Disclosure Project. J.P. Morgan Chase is a signatory to the Equator Principles on managing social and environmental risk in project finance. For further information, see:

www.unpri.org

www.cdproject.net

www.equator-principles.com

Produced by:

Robert G Hardy
Executive Director
Head of Corporate Governance
+44 20 7742 5736
robert.g.hardy@jpmorgan.com

Version 16.02
Published October 2013

For Investment Professional use only – not for retail use or distribution
This document has been produced for information purposes only and as such the views contained herein are not to be taken as an advice or recommendation to buy or sell any investment or interest thereto. Reliance upon information in this material is at the sole discretion of the reader. Any research in this document has been obtained and may have been acted upon by J.P. Morgan Asset Management for its own purpose. The results of such research are being made available as additional information and do not necessarily reflect the views of J.P.Morgan Asset Management. Any forecasts, figures, opinions, statements of financial market trends or investment techniques and strategies expressed are unless otherwise stated, J.P. Morgan Asset Management’s own at the date of this document. They are considered to be reliable at the time of writing, may not necessarily be all-inclusive and are not guaranteed as to accuracy. They may be subject to change without reference or notification to you. Both past performance and yield may not be a reliable guide to future performance and you should be aware that the value of securities and any income arising from them may fluctuate in accordance with market conditions. There is no guarantee that any forecast made will come to pass.

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J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co and its affiliates worldwide. You should note that if you contact J.P. Morgan Asset Management by telephone those lines may be recorded and monitored for legal, security and training purposes. You should also take note that information and data from communications with you will be collected, stored and processed by J.P. Morgan Asset Management in accordance with the EMEA Privacy Policy which can be accessed through the following website http://www.jpmorgan.com/pages/privacy.
Issued in Continental Europe by JPMorgan Asset Management (Europe) Société à responsabilité limitée, European Bank & Business Centre, 6 route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, R.C.S. Luxembourg B27900, corporate capital EUR 10.000.000.
Issued in the UK by JPMorgan Asset Management (UK) Limited which is authorised and regulated by the Financial Conduct Conduct Authority. Registered in England No.

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Part II.C: Asia (ex-Japan)

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Part II.C:     Asia (ex-Japan) Guidelines Table of Contents

I    Principles    45
II    Policy and Procedures    45-46
III    Voting Guidelines    47-50

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I PRINCIPLES

Corporate governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. JPMAM is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance policy and proxy voting activity. Although the guidelines set out in this document apply to accounts managed from the Hong Kong and Singapore offices, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

Fiduciary Priority. Our clients appoint us to manage their assets in order to maximize the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

Stewardship and Engagement. We believe that regular contact with the companies that we invest in is central to our investment process. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets. We encourage excellence in the management of companies through the considered application of best corporate governance practice.

Proxy Voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognized through the considered use of our clients’ votes.

Sustainability. We believe that non-financial factors such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations.

Ongoing commitment. We are committed to reviewing our corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

II POLICY AND PROCEDURES

1 Proxy Committee

The JPMAM Asia Proxy Committee oversees the proxy voting process in the
Asia ex Japan region. It is composed of senior officers from the investment and client services departments and supported by specialists from compliance and risk management. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Global Proxy Committee to which it reports.

2 Voting Policy

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is our policy to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

At AGMs in Asia ex Japan markets, we will generally follow the recommendations of an independent proxy voting service provider for items that are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients best interests, we will review each AGM notice to check whether there are

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any non-routine matters such as company reorganisations/ restructurings, takeover/ merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. The major routine matters in AGM are as follows:

1. Accept Financial Statement and Statutory Reports
2. Approve Dividend
3. Election and re-election of directors
4. Fix remuneration of directors
5. Appoint auditors and fix remunerations
6. Approve issuance of Equity or Equity-Linked Securities without pre-emptive rights
7. Approve repurchase of shares (up to 20% of issued capital)
8. Authorise reissuance of repurchased shares

Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by case basis in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

To assist us with companies’ proxy voting proposals, we have retained the services of an independent proxy voting provider, who is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing us with a comprehensive analysis of each proxy proposal and providing us with recommendations on how to vote each proxy proposal based on our guidelines.

We have adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. However, we may determine: (a) not to recall securities on loan if, in our judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in our judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

Situations can sometimes arise where more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

In the event a JPMAM investment professional makes a recommendation in connection with an override, the investment professional must provide the appropriate Proxy Administrator with reasons supporting his recommendation and a certification that he received no communication in regard to the proxy that would violate either the JPMorgan Chase Safeguard Policy or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’s interests and that of its clients and that he was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

Conflicts of Interest

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information amongst the asset management, securities, lending, investment banking and other divisions.

Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, will evaluate the potential conflict and make a recommendation on how to vote the proxy.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

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III VOTING GUIDELINES

Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices. Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board.

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned . Similar consideration would relate to the use of inappropriate accounting methods.

Dividends

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

Auditors

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will vote against the appointment or reappointment of auditors who are not perceived as being independent.

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

Boards

We believe that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

We are in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

Boards with more than 20 directors are considered to be excessively large.

We believe that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions. We believe that as a minimum, all boards should have at least three independent directors, unless the company is of such a size that sustaining such a number would be an excessive burden. We will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

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Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

We will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Directors over 70

We consider that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.

Directors’ Contract

Generally, we believe that directors’ contracts should be of one year’s duration or less.

Non-Executive Directors

As stated earlier in these guidelines, JPMAM believes that a strong independent element to a board is important to the effective running of a company. In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, family or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

Non-Executive Director Remuneration

Non-executive directors should be paid but should not be awarded options.

Bonuses for Retiring Directors and Internal Statutory Auditors
We will generally vote Against proposals for retirement bonuses which will be paid to retirees including one or more directors or statutory auditors designated by companies as an outsider.

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorized share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any significant new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JPMAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

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Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

Share Repurchase Programs

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMAM will vote in favour of such programs where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

Mergers and Acquisitions

JPMAM always reviews mergers and acquisitions on a case-by-case basis. As a general rule, we will favour mergers and acquisitions where the proposed transaction price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the offer terms.

Voting Rights

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options or the backdating of options.

Long Term Incentive Plans

A long term incentive plan can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JPMAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

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Political Issues

JPMAM does not normally support the use of shareholder funds for political donations.

Poison Pills

Poison pills or shareholder rights plans, are devices designed to defend against a hostile takeover. Typically they give shareholders of a target company or a friendly party the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined triggering event such as a outsider’s acquisition of a certain percentage of stock.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should ultimately be for shareholders, not managers to decide.

JPMAM will generally vote against anti-takeover schemes and support proposals aimed at revoking existing plans. Where such devices exist, they should be fully disclosed to shareholders who should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or bundled resolutions, depending on the context.

JP Morgan Asset Management
Pacific Regional Group – Asia ex Japan
Asia Proxy Committee

April 2013

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Part II.D: Japan

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Part II.D:     Japan

I    Basic Policy on Corporate Governance    53
II    Corporate Governance Guidelines    54-58

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Basic Policy on Corporate Governance

1. Purpose of proxy voting
JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the long term.

2. Proxy voting principles

•	We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.

•	In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.

•
It should be noted that AMJ scrutinises every proxy on a case-by-case basis, keeping in mind the best economic interests of our clients. We seek an improvement in the long term earnings or a prevention of deterioration in earnings of the company concerned.

•
Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions. If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

•
Our engagement with a company as a shareholder is not limited to voting at the shareholders’ meeting. In the course of meetings with company management, we encourage the exercise of sound management with due consideration for social, environmental and ethical issues and engagement with shareholders. For example, if an accident / incident or corporate misconduct which could negatively impact the company’s economic value occurs, we will seek the implementation and announcement of improvement plans and timely disclosure to shareholders as deemed appropriate.

This document provides the proxy voting guidelines and policy. It is also meant to encompass activities such as engagement with company management. We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important.

29th March 2013
JPMorgan Asset Management (Japan) Ltd.

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Corporate Governance Guidelines

Distribution of income/Pay-out ratio
As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings. Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.

The guidelines above relating to a company’s capital ratio will not be applied in the case of financial institutions; the income allocation proposals for financial institutions will be assessed on a case by case basis.

In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.

Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal unless the company has stated its intention of moving to quarterly dividend payments.

Boards and Directors
Election of Directors
We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%.

Number of Directors
Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.

Director’s Term of Office
Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.

Length of tenure
We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO
AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors
In principle, we believe companies should appoint independent directors. AMJ believes that a strong independent element to a board is essential to the effective running of a company. With respect to AGMs/EGMs held after 1st

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April 2014, we expect companies to appoint a minimum of one external director; if the company does not appoint at least one external director, in principle we will oppose the election of the representative director, such as the president of the company.

Independence of external directors
Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external director.

•	Was or is employed at an affiliate company

•	Was or is employed at a large shareholder or major business partner

•
Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

•	An external director whose tenure exceeds 10 years.
Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to directors at boards with committees and boards with statutory auditors.

We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees.

Dismissal of Directors
In principle, we will vote against measures to make the dismissal of directors more difficult.

Election of Statutory Auditors
We will generally support the election of statutory auditors. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities.

Independence of external statutory auditors
Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external statutory auditor.

•	Was or is employed at an affiliate company

•	Was or is employed at a large shareholder or major business partner

•
Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

•	An external statutory auditor whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to candidates for alternate external statutory auditors.

Director’s Remuneration
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.

We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.

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Retirement bonus
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.

AMJ will vote against

•	Golden parachutes

•	Retirement bonus payments to external directors and external statutory auditors.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.

Stock Options
Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants. We will vote against the proposal if the terms are unclear. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award. We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options. Transaction bonuses, or other retrospective ex-gratia payments, should not be made. In general, we will not support a proposal where the dilution from existing schemes and the new program requiring AGM approval exceeds 10%. AMJ believes that external directors and external statutory auditors, as well as third parties such as clients should not be participants in incentive schemes.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the stock option program, we may oppose the re-election of directors.

Appointment of external audit firms
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.

Exemption from liability
Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.

We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

Poorly performing companies
During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.

Anti-social activities
This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.

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AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.

Cross-shareholdings
This is an item included within a Japanese context. Where company hold shares or have cross-shareholdings, AMJ believes companies should provide a comprehensive explanation of its mid to long term strategy, including its finance strategy with due concern for capital costs, to shareholders. We will consider voting against the re-election of directors where we believe the holdings of equities is inordinately high in comparison to its shareholders’ equity and the company has not sought to reduce its holdings.

Adoption of anti-hostile takeover measures
AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.

In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

Issue of classified stock
We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.

Increase in the authorized share capital
AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.

Capital Increase
Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

Borrowing of Funds
AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.

Share Repurchase Programs
AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.

JPMorgan Asset Management Corporate Governance

JP Morgan
Asset Management

Mergers / Acquisitions
Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

Social and Environmental Issues
Companies have a social responsibility towards its employees, other stakeholders, the society at large with due regard for the environment. We do believe, however, that where sustainability issues are the subject of a proxy vote, a distinction needs to be made between shareholder proposals which are being used by activist groups to target companies as a means of promoting single-issue agendas which can impair shareholder value and limit the power of management, and those which are constructive with the aim of improving the society and the environment in a meaningful manner. AMJ will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

AMJ does not exclude specific assets or types of assets on purely social, environmental or ethical criteria (unless specifically requested by clients). We do, however, engage with company management on sustainability issues as part of the analytical process.

Conflicts of Interest
In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.

Shareholder proposals
We will apply the same standards for all proposals with the aim of improving shareholder value.

Therefore, whether the proposal has been made by management or by a shareholder will not influence our decision making.

JPMorgan Asset Management Corporate Governance

LOGAN CIRCLE PARTNERS, LP
PROXY VOTING POLICY AND PROCEDURES

This policy defines procedures for voting securities held on behalf of each client for which Logan Circle Partners, LP (“Logan Circle”) has the discretionary authority to vote, and to ensure that such securities are voted for the benefit of and in the best interest of the client.

I.    General Policy

It is the policy of Logan Circle to consider and vote each proxy proposal in the best interests of client accounts for whom Logan Circle provides discretionary investment management services and has authority to vote their proxies. Logan Circle will not vote proxies if the advisory agreement does not expressly require Logan Circle to do so. Logan Circle also will not vote proxies if account has explicitly reserved the authority for itself.

In fulfilling its obligations to clients, Logan Circle will act in a manner consistent with the investment objectives and guidelines of its clients. If appropriate to do so, Logan Circle may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide Logan Circle with their own proxy voting policy. In these situations, Logan Circle will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of Logan Circle.

II.    Procedures for Voting Proxies

To assist Logan Circle in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, Logan Circle utilizes the proxy voting and recordkeeping services of Institutional Shareholder Services (“ISS”). ISS is an independent third-party service provider that specializes in providing a variety of proxy-related services to institutional investment managers. The services provided by ISS to Logan Circle include research, issuer analysis, and voting recommendations as well as vote execution, reporting, and recordkeeping.

A.    Monitoring for Proxies

Both ISS and client custodians monitor for corporate events of the underlying securities held in client accounts. For those accounts for which Logan Circle has proxy voting authority, Logan Circle will give direction to each client’s custodian to forward the proxy statements to ISS to vote the proxy. Operations staff will notify ISS of all new and existing client accounts that have delegated proxy voting authorization to Logan Circle. Operations staff will provide all necessary information to ISS and to the client’s custodian in order to facilitate ISS tracking clients’ proxy statements and ballots, reconciling the share amounts reflected on the proxy ballot with client account holdings, to electronically vote such ballots, and maintaining the required records which detail the manner in which ISS has voted Logan Circle client account proxies.

B.    Proxy Evaluation and Voting

1.    Logan Circle shall designate one or more employees of Logan Circle (each a “designated employee”) to review proxies received by Logan Circle for which Logan Circle has the responsibility to vote and to ensure that all proxies are voted according to Logan Circle’s guidelines. Logan Circle’s voting actions shall follow the recommendations of ISS set forth in its Proxy Voting Guidelines, unless otherwise stated in Logan Circle’s guidelines.

2.    In instances where Logan Circle does not follow ISS’s recommendation, the designated Logan Circle employee will review the proxy materials and provide a written recommendation to the portfolio manager(s), Compliance and Operations for review and approval. All overrides of ISS recommendations will be documented and approved by Compliance. The documentation may include copies of materials that were material to the evaluation and the recommendation made by the designated employee.

3.    In instances where ISS does not provide a recommendation, Operations staff of Logan Circle shall promptly forward such proxy materials to the designated employee of Logan Circle for review. The designated Logan Circle employee will review the proxy materials and provide a written recommendation as set for in subsection B.2. above.

4.    In cases where a client has asked Logan Circle for advice with respect to a proxy, the designated employee will submit a written recommendation to Compliance, who will review the recommendation for delivery to the client to confirm that there is not a potential conflict of interest.

C.    Conflicts of Interest

1.    The term “conflict of interest” refers to a situation in which Logan Circle or its affiliates have a financial interest in a matter presented by a proxy, other than the obligation Logan Circle incurs as investment adviser, which may compromise Logan Circle’s freedom of judgment and action with respect to the voting of the proxy. Examples include:

a.    Companies affiliated with directors and officers of Logan Circle or its affiliates; or

b.    Companies that maintain significant business relationships with Logan Circle or its affiliates, or with which Logan Circle or its affiliate are actively seeking a significant business relationship.

2.    When a potential conflict of interest exists, proxies will be voted in accordance with the ISS Proxy Voting Guidelines. In rare instances, Logan Circle may decline to vote the proxy the potential conflict of interest cannot be mitigated.

3.    All voting decisions by Logan Circle on behalf of its clients shall be influenced by other clients of Logan Circle. All proxy voting proposals are intended to be voted in the client’s best interests.

D.    Reporting and Disclosure

Logan Circle shall disclose within its Form ADV where clients can obtain information on how their securities were voted. Logan Circle shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

E.    Annual Review of Proxy Voting and Recordkeeping Service Providers

1.    Operations and Compliance shall annually review the services provided by ISS or any other proxy voting and recording service provider retained by Logan Circle to assess whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of Logan Circle’s clients. In making such an assessment the review may consider:

a.    The proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;

b.    The proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and/or,

c.    Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

2.    No less than annually, Logan Circle shall obtain from each proxy service provider a copy of its conflict management procedures and request that the proxy service provider provide an update of any material revision to such procedures.

F.    Recordkeeping

1.    Logan Circle shall retain records relating to the voting of proxies, including:

a.    A copy of this Proxy Voting Policy and Procedures and the ISS Proxy Voting Guidelines relating to the voting of proxies.

b.    A copy of each proxy statement received by Logan Circle regarding portfolio securities in client accounts: however, Logan Circle shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies of proxy statements.

c.    A record of each vote cast by Logan Circle on behalf of a client. Logan Circle may maintain records of proxy votes cast on behalf of Logan Circle’s clients at ISS provided that ISS provides an undertaking to provide a copy of the documents promptly upon request.

d.    A copy of each written client request for information on how
Logan Circle voted proxies on behalf of the client account, and a copy of any written response by
Logan Circle to the client account.

e.    A copy of any document prepared by Logan Circle that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

2.    These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of Logan Circle.

Adopted:    November 1, 2007
Amended:    July 1 2011
Amended:    January 1, 2014

Summary Proxy Voting Guidelines

Logan Circle Partners will follow the proxy voting guidelines adopted by of Institutional
Shareholder Services (“ISS”) except as stated below:

Political Spending & Lobbying Activities

Generally vote AGAINST proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

•
The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Transparency. Inclusiveness. Global Expertise.

2014 U.S. Proxy Voting Concise Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS' 2014 U.S. Proxy Voting Concise Guidelines

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2014 proxy voting guidelines can be found at:
http://www.issgovernance.com/policy/2014/policy_information

Routine/Miscellaneous

Auditor Ratification
Vote for proposals to ratify auditors unless any of the following apply:

•     An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•     Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of
GAAP, or material weaknesses identified in Section 404 disclosures; or
•     Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•     Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

▶▶▶▶▶
Board of Directors:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.    Accountability
2.    Responsiveness
3.    Composition
4.    Independence

Generally vote for director nominees, except under the following circumstances:

1. Accountability
Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by- case) for the following:
__________________
1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•     A classified board structure;
•     A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•     The inability of shareholders to call special meetings;
•     The inability of shareholders to act by written consent;
•     A dual-class capital structure; and/or
•     A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.    The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.    The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•     The issuer’s rationale;
•     The issuer’s governance structure and practices; and
•     The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.    The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.    The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAA; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12. The company maintains significant problematic pay practices;
1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management
Say-on-Pay proposal if:

1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
•     The company's response, including:

o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o    Specific actions taken to address the issues that contributed to the low level of support;
o    Other recent compensation actions taken by the company;
•     Whether the issues raised are recurring or isolated;
•     The company's ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.17. Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;
1.18. Failure to replace management as appropriate; or
1.19. Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

_______________
3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies;
significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

2. Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•     Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•     Rationale provided in the proxy statement for the level of implementation;
•     The subject matter of the proposal;
•     The level of support for and opposition to the resolution in past meetings;
•     Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•     Other factors as appropriate.

2.2. The board failed to act on takeover offers where the majority of shares are tendered;
2.3. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
•     The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
•     The company's ownership structure and vote results;
•     ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices;
and
•     The previous year's support level on the company's say-on-pay proposal.

3. Composition
Attendance at Board and Committee Meetings:

3.1.
Generally vote against or withhold from directors (except new nominees, who should be considered case-by- case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•     Medical issues/illness;
•     Family emergencies; and
•     Missing only one meeting (when the total of all meetings is three or fewer).

3.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

_______________________
4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

Vote against or withhold from individual directors who:

3.3.    Sit on more than six public company boards; or
3.4.    Are CEOs of public companies who sit on the boards of more than two public companies besides their own —
withhold only at their outside boards5.

4. Independence
Vote against or withhold from Inside Directors and Affiliated Outside Directors when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.    The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.    Independent directors make up less than a majority of the directors.

▶▶▶▶▶

Proxy Access
ISS supports proxy access as an important shareholder right, one that is complementary to other best -practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

•     Company-specific factors; and
•     Proposal-specific factors, including:
•     The ownership thresholds proposed in the resolution (i.e., percentage and duration);
•     The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

▶▶▶▶▶

Proxy Contests—Voting for Director Nominees in Contested Elections
Vote case-by-case on the election of directors in contested elections, considering the following factors:

•     Long-term financial performance of the target company relative to its industry;
•     Management’s track record;
•     Background to the proxy contest;
•     Qualifications of director nominees (both slates);
•     Strategic plan of dissident slate and quality of critique against management;

___________________
5 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

•     Likelihood that the proposed goals and objectives can be achieved (both slates);
•     Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

▶▶▶▶▶

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill
Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•     No lower than a 20% trigger, flip-in or flip-over;
•     A term of no more than three years;
•     No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

▶▶▶▶▶

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•     The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•     The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•     Any other factors that may be applicable.

▶▶▶▶▶

Shareholder Ability to Act by Written Consent
Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•     Shareholders' current right to act by written consent;
•     The consent threshold;
•     The inclusion of exclusionary or prohibitive language;
•     Investor ownership structure; and
•     Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•     An unfettered6 right for shareholders to call special meetings at a 10 percent threshold;
•     A majority vote standard in uncontested director elections;
•     No non-shareholder-approved pill; and
•     An annually elected board.
▶▶▶▶▶

CAPITAL/RESTRUCTURING

Common Stock Authorization
Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•     Past Board Performance:
o    The company's use of authorized shares during the last three years

•     The Current Request:
o    Disclosure in the proxy statement of the specific purposes of the proposed increase;
o    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
and

o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

▶▶▶▶▶

________________________
6 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Dual Class Structure
Generally vote against proposals to create a new class of common stock, unless:

•     The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
•     The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•     The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
▶▶▶▶▶

Preferred Stock Authorization
Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•     Past Board Performance:
o    The company's use of authorized preferred shares during the last three years;

•     The Current Request:
o    Disclosure in the proxy statement of the specific purposes for the proposed increase;
o    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o    In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares)
that reflects the company's need for shares and total shareholder returns; and
o    Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
▶▶▶▶▶

Mergers and Acquisitions
Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION
Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.    Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•     There is a significant misalignment between CEO pay and company performance (pay for performance);
•     The company maintains significant problematic pay practices;
•     The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•
There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•     The situation is egregious.

Vote against an equity plan on the ballot if:

•     A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o    Magnitude of pay misalignment;
o    Contribution of non-performance-based equity grants to overall pay; and
o    The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.    Peer Group7 Alignment:

•	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
•     The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•     The ratio of performance- to time-based equity awards;
•     The overall ratio of performance-based compensation;
•     The completeness of disclosure and rigor of performance goals;
•     The company's peer group benchmarking practices;

_______________________
7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•     Realizable pay8 compared to grant pay; and
•     Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

•     Problematic practices related to non-performance-based compensation elements;
•     Incentives that may motivate excessive risk-taking; and
•     Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•     Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•     New or extended agreements that provide for:
o    CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o    CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or
"modified single" triggers);
o    CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•     Multi-year guaranteed bonuses;
•     A single or common performance metric used for short- and long-term plans;
•     Lucrative severance packages;
•     High pay opportunities relative to industry peers;
•     Disproportionate supplemental pensions; or
•     Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

_______________________
8 ISS research reports will include realizable pay for S&P1500 companies.

•     Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•     Duration of options backdating;
•     Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•     Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o    The company's response, including:
¤     Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
¤     Specific actions taken to address the issues that contributed to the low level of support;
¤     Other recent compensation actions taken by the company;
o    Whether the issues raised are recurring or isolated;
o    The company's ownership structure; and

o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")
Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•     Single- or modified-single-trigger cash severance;
•     Single-trigger acceleration of unvested equity awards;
•     Excessive cash severance (>3x base salary and bonus);
•     Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
•     Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

•     The total cost of the company’s equity plans is unreasonable;
•     The plan expressly permits repricing;
•     A pay-for-performance misalignment is found;
•     The company’s three year burn rate exceeds the burn rate cap of its industry group;
•     The plan has a liberal change-of-control definition; or
•     The plan is a vehicle for problematic pay practices.

Social/Environmental Issues
Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•     Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Political Activities

Lobbying
Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•     The company’s current disclosure of relevant lobbying policies, and management and board oversight;
•     The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
•     Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

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Political Contributions
Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

•
The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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Political Ties
Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•     There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8. Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Los Angeles Capital Management and Equity Research, Inc

Proxy Policy

Effective: January 1, 2012

March 27, 2012

I. INTRODUCTION

Los Angeles Capital Management and Equity Research Inc. (“Los Angeles Capital”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Interpretive Bulletin 2008-2, 29 CFR 2509.08-2 (October 17, 2008). The guidance set forth in this interpretive bulletin modifies and supersedes the guidance set forth in interpretive bulletin 94-2 (29 CFR 2509.94-2) of July 29, 1994.

II. PROXY POLICY STATEMENT

Los Angeles Capital’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of its clients. Los Angeles Capital has hired Glass, Lewis & Co., LLC (“Glass Lewis”) to act as an independent voting agent on its behalf. Glass Lewis provides objective proxy analysis and voting recommendations, and manages the operational end of the process, ensuring compliance with all applicable laws and regulations. The firm has not identified any conflicts of interest that would affect the proxy voting process. If at any time a material conflict arises it would be resolved in the best interest of the client.

Los Angeles Capital has developed procedures and proxy voting guidelines that outline the general principles and philosophy behind our proxy voting program. Los Angeles Capital has adopted Glass Lewis’ U.S. and International Proxy Paper Guidelines. In addition, Los Angeles Capital may also incorporate information gathered from other sources beyond Glass Lewis. The firm may conduct research internally and/or use the resources of an independent research consultant, or the firm may use information from any of the following sources: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies (e.g., Fortune 500 companies).

Although we have established guidelines which were developed in conjunction with Glass Lewis, and we have a pre-determined voting policy, the firm retains the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances at the time of the vote. The Proxy Committee (the “Committee”) may also be called on to vote a proxy that its third-party provider cannot. In these circumstances, three Committee member votes are required.

Los Angeles Capital recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. Los Angeles Capital requires that the advisory contract provides for such direction, including instructions as to how those votes will be managed, particularly where they differ from Los Angeles Capital’s policies.

Limitations

Circumstances may arise, where subject to contractual obligations established by the client, Los Angeles Capital will take a limited role in voting proxies:

•
Los Angeles Capital reserves the right to abstain from voting a client proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

•	Los Angeles Capital will abstain from voting proxies for securities that participate in a securities lending program and are out on loan.

•	Los Angeles Capital will abstain from voting shares of securities in a country that participates in share blocking because it is disruptive to the management of the portfolio.

•	Los Angeles Capital may abstain from voting shares of securities with unjustifiable costs (e.g., certain non-U.S. securities).

•	The firm does not actively engage in shareholder activism , such as dialogue with management with respect to pending proxy voting issues.

Special Considerations

Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.

Mutual Funds

Proxies will be voted in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940. Proxies of portfolio companies voted will be subject to any applicable investment restrictions of the fund and voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.

ERISA Accounts

Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

From time to time, Los Angeles Capital may engage in active monitoring and communications with the issuer with respect to ERISA accounts, particularly while maintaining a long-term or relatively illiquid investment in the issuer. This may be achieved through a variety of means, including exercising the legal rights of a shareholder.

Disclosure

Los Angeles Capital will provide all clients with a copy of the policies and procedures upon request; however, please note they may be updated periodically. In addition, clients may request at any time a copy of the firm’s voting records for their respective account(s) by making a formal request to Los Angeles Capital. Los Angeles Capital will make this information available to an advisory client upon its request within a reasonable time period and in a manner appropriate to the nature of the advisory business. For further information, please contact Carin Madden, Director of Operations for Los Angeles Capital at 310-479-9878 or operations@lacapm.com.

Los Angeles Capital will not disclose voting records to a third party.

III. RESPONSIBILITY AND OVERSIGHT

The firm’s Proxy Committee (the “Committee”) was established to provide oversight to the proxy voting process. The Committee is comprised of the President, Chief Investment Officer, Director of Research, Director of Operations, Director of Global Equities, and Chief Compliance Officer. The Committee is responsible for developing, implementing, and updating the firm’s proxy policy, approving and reviewing all proxy paper guidelines, voting independent proxies on a case by case basis, overseeing the third-party proxy vendor, identifying any conflicts of interest, and meeting to discuss any material issues regarding the proxy voting process. The Committee meets annually and as necessary to fulfill its obligations.

Los Angeles Capital’s Director of Operations handles the day to day administration of the proxy voting process.

IV. PROXY PROCEDURES

Los Angeles Capital has engaged Glass Lewis as its third-party voting delegate to assist with its administrative proxy functions. Despite the relationship with Glass Lewis, Los Angeles Capital retains final authority and fiduciary responsibility for proxy voting. Los Angeles Capital has verified that Glass Lewis's procedures are consistent with the firm’s policies and procedures.

Los Angeles Capital’s responsibility for voting proxies is generally determined by the obligations set forth under each advisory contract or similar document. Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan. (DOL Interpretive Bulletin 2008-2). If an advisory contract or similar document states that Los Angeles Capital does not have the authority to vote client proxies, then voting is the responsibility of some other named fiduciary.

If a client wishes to direct how proxies are voted in their account, Los Angeles Capital can create a custom proxy policy to be implemented by Glass Lewis. However, Los Angeles Capital reserves the right to maintain its standard position on all other client accounts.

Process of Voting Proxies

Registered owners of record (e.g., the trustee or custodian bank) that receive proxy materials from the issuer or its information agent, or an ERISA plan, are instructed to sign the proxy in blank and forward it directly to Glass Lewis, the voting delegate. Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time. Each proxy is then reviewed and categorized according to issues and the proposing parties. Lastly, Glass Lewis votes the proxy in accordance with the firm's policies and procedures and returns the voted proxy to the issuer or its information agent.

Glass Lewis has the responsibility to ensure that materials are received by Los Angeles Capital in a timely manner. In addition, Glass Lewis monitors and reconciles on a regular basis the proxies received against holdings on the record date of client accounts over which Los Angeles Capital has voting authority. This ensures that all shares held on the record date, and for which a voting obligation exists, are voted.

Conflicts of Interest

Los Angeles Capital attempts to minimize the risk of conflicts by adopting the policies of an independent third party. Glass Lewis takes precautions to ensure its research is objective at all times and under all circumstances. If Glass Lewis identifies a potential conflict of interest between it and a publicly-held company, it will disclose the relationship on the relevant research report and abstain from voting the proxy. The proxy is then directed to Los Angeles Capital to vote via Glass Lewis’ online platform. In these instances the Director of Operations disseminates the proxy and all relevant information to the Committee for a vote. The firm may tap members of its Research department to research the proxy internally or to gather external information. If during this process the Committee identifies a potential material conflict of interest between Los Angeles Capital and one of its clients, the client will be notified. Upon notification, the client may issue a specific directive to Los Angeles Capital on how to vote. If the client issues a directive that clearly creates a conflict of interest for Los Angeles Capital, the client will be given the option of either (i) voting its own proxy on that issue; or (ii) turning over the decision to another independent third party to vote. If no directive is issued by the client, the Committee will vote in such a way that, in the firm’s opinion, fairly addresses the conflict in the best interest of the client.

Three Committee members are required to vote on the issue and the Director of Operations ensures the proxy is voted in a timely manner via Glass Lewis’ web portal.

V. RECORDKEEPING

Glass Lewis and Los Angeles Capital maintain all records of proxies voted pursuant to Section 204-2 of the Advisers Act. Such records include: (1) a copy of its policies and procedures; (2) proxy statements received regarding client securities (maintained at Glass Lewis who will provide a copy promptly upon request); (3) a record of each vote cast (maintained at Glass Lewis who will provide a copy promptly upon request); (4) a copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and any written response by Los Angeles Capital to any (written or oral) client request for such records.

ERISA Accounts

Los Angeles Capital is required to maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether Los Angeles Capital is fulfilling its obligations. (DOL Interpretive Bulletin 2008-2) Retention may include: (1) issuer name and meeting; (2) issues voted on and record of the vote; (3) number of shares eligible to be voted on the record date;

(4) number of shares voted; and (5) where appropriate, cost-benefit analyses.

Duration

Proxy voting books and records will be maintained at Glass Lewis or Los Angeles Capital, in an easily accessible place for a period of five years.

Summary of Neuberger Berman’s Proxy Voting Policy

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Origin Asset Management, LLP

Proxy voting policy

November 2013

The Advisers Act imposes an obligation on investment managers to vote on proxies in the best interest of their clients. Therefore the Firm will vote proxies on behalf of clients who have provided the requisite authorisation. Any proxy voting arrangements shall be approved by the Investment Team and the Compliance Officer.

The Firm must;

(a) Adopt and implement written policies and procedures that are reasonably designed to ensure that the Firm vote client securities in the best interest of clients.
(b) Disclose to clients how they may obtain information from the Firm about votes with respect to securities; and
(c) Describe to clients proxy voting policies and procedures and, upon request, provide a copy of the policies and procedures to the requesting client.

The duty of care requires the Firm to monitor corporate actions and vote client proxies. This does not necessarily mean that a failure to vote every proxy would necessarily violate fiduciary obligations. Due to the nature of some of the holdings, how they are registered, and our strategies, there will be many times when refraining from voting a proxy will be in the client's best interest. This will mainly be when it is determined that the cost of voting a proxy exceeds the expected benefit to a client.

The Firm has engaged an independent international governance research and voting service provider to enable the firm to vote stock on portfolios managed for its clients. The Firm believes that the independent third party provider has the necessary resources, in-depth knowledge and expertise to vote in the best interests of our clients and thus enables the firm to meet this key objective of the policy. The Firm can override the guideline voting recommendation of the independent international governance provider where the Firm disagrees with the guideline voting recommendation.

The Firm shall obtain from the independent international governance research and voting service provider a notification of all pending proxy vote opportunities. The Custodian will provide all proxy voting requests to the independent international governance research and voting service provider who shall make and retain these on behalf of the fund. The independent international governance research and voting service provider will notify the Custodian of all actions in respect of voting on proxies.

The Firm will notify clients of how they may obtain a copy of how the Firm voted free of charge and will provide a contact for that purpose.

Conflict of Interests in respect of voting Proxies
When the Firm has, or may have, a conflict of interest between it and its clients, or between one client and another, it must pay due regard to the interests of each customer and manage the conflict of interest fairly.

Where a conflict arises, or may arise, the Firm must not knowingly advise, or deal in the exercise of discretion, in relation to that transaction unless it takes reasonable steps to ensure fair treatment for the client. The Firm’s client agreements make a formal disclosure that such conflicts could arise (i.e. non-exclusivity), and by doing so puts the customer on notice of the possibility. This keeps the Firm within the strict letter of the rules and principles, but it is an overriding policy of the Firm that all such conflicts should be brought to the attention of the Compliance Officer in order that they may be sure that the firm’s procedures are adequate.

If an investment decision is made for any client that departs from previous advice or recorded strategy for that client or which may result in an increased risk profile for the client's portfolio, the Firm must record the reasons behind the decision. If the reasons are the same for a number of clients or transactions, only one record needs to be made. These records must be made in writing and be kept in the relevant client files.

Post Advisory Group

Proxy and Corporate Action Voting Policy
Policy
Post Advisory Group, LLC (“Post”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open‐ended investment companies (“mutual funds”). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote proxies or act on other actions received in sufficient time prior to their deadlines as part of its discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.
When voting proxies or acting on corporate actions for clients, Post’s decisions will be made in the best interests of its clients overall. Post shall act in a prudent and diligent manner and make voting decisions which Post believes enhance the value of the assets of client accounts overall. With respect to ERISA accounts, plan beneficiaries and participants, voting will be in accordance with ERISA and the U.S. Department of Labor (“DOL”) guidance thereunder.
Purpose
The purpose of this Proxy and Corporate Action Voting Policy (the “Policy”) is to memorialize the procedures and policies adopted by Post to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)‐6 under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) and ERISA.
Procedures
Post’s Operations Department is ultimately responsible for ensuring that proxies received by Post are voted in a timely manner and voted consistently across portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.
Where a proxy proposal raises a material conflict of interest between Post’s interests and the client’s, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client’s account.
Record Keeping
In accordance with Rule 204‐2 under the Advisers Act and DOL Interpretive Bulletin 94‐2 issued under ERISA, Post will maintain for the time periods set forth in the Rule 204‐2 (i) this Policy, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that Post may rely on the proxy statement filed on EDGAR as its records, and may rely on proxy statements and records of proxy votes cast by Post that are maintained with a third party such as a proxy voting service, provided that Post has obtained an undertaking from the third party to provide a copy of the documents promptly upon request); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.
Post will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204‐3 under the Advisers Act) its proxy voting policies and procedures and the manner in which clients may obtain information on how Post voted their securities. Clients may obtain information on how their securities were voted or a copy of this Policy by written request addressed to Post. Post will coordinate with the relevant mutual fund service providers to assist in the provision of information required to be filed by such mutual funds on Form N‐PX.

Proxy and Corporate Action Voting Policy 2012

Post Advisory Group

Guidelines
Each proxy issue will be considered individually, and voted in a manner which Post believes enhances the value of client accounts overall. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements.
Post generally looks unfavorably upon:

▪	Issues regarding Board entrenchment and anti‐takeover measures such as the following:

▪	Proposals to stagger board members’ terms;

▪	Proposals to limit the ability of shareholders to call special meetings;

▪	Proposals to require super majority votes;

▪	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

▪	Proposals regarding “fair price” provisions;

▪	Proposals regarding “poison pill” provisions; and

▪	Permitting “green mail.”

▪	Providing cumulative voting rights.

Post generally looks favorably upon:

▪	Election of directors recommended by management, except if there is a proxy fight.

▪	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

▪	Date and place of annual meeting.

▪	Rotation of annual meeting place.

▪	Limitation on charitable contributions or fees paid to lawyers.

▪	Ratification of directors’ actions on routine matters since previous annual meeting.

▪	Confidential voting.

▪	Limiting directors’ liability.

Post assesses the following on a case by case basis:

▪	Proposals to:

▪	Pay directors solely in stock.

▪	Eliminate director mandatory retirement policy.

▪	Mandatory retirement age for directors.

▪	Rotate annual meeting location/date.

▪	Option and stock grants to management and directors.

▪	Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

Proxy and Corporate Action Voting Policy 2012

Principal Global Investors, LLC
Principal Real Estate Investors, LLC
Proxy Voting and Class Action Monitoring

Background
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.
Risks
In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting services utilized by the Advisers are not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.
Policy
The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures
The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.
The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.
Institutional Shareholder Services
Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.
The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (a “ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Compliance Department to manage the proxy voting process.
Voting Against ISS Recommendations
On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS Recommendations and may determine that it is in the best interest of Clients to vote differently.
In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;

2.	The approval of the lead Portfolio Manager for the requesting PM Team;

3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);

4.	A determination that the decision is not influenced by any conflict of interest; and

5.	The creation of a written record reflecting the process (See Appendix XXXI).

[1] The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with the Advisers’ fiduciary duties.
Conflicts of Interest
The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.
Proxy Voting Instructions and New Accounts
Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.
The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.
SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with the respective wrap program sponsor and the Compliance Department to ensure that proxies are voted in accordance with Clients’ instructions.
Fixed Income and Private Investments
Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordinator.
Securities Lending
At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.
Abstaining from Voting Certain Proxies
The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[2]

•	Casting a vote on a foreign security may require that the adviser engage a translator;

•	Restrictions on foreigners’ ability to exercise votes;

•	Requirements to vote proxies in person;

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•	Untimely notice of shareholder meeting;

•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

2     In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Handling of Information Requests Regarding Proxies
Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).
Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).
External Managers
Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.
Proxy Voting Errors
In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.
Recordkeeping
The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•
Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.

•
The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•
The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.
Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.
Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.
Proxy voting records:

•
The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Investment Accounting and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.

•
The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions
In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.
The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure
The Advisers will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.
Responsibility
Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader. In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

Revised 12/2011 ♦ Supersedes 12/2010

BAIRD ADVISORS

PROXY VOTING POLICIES AND PROCEDURES

Investment Advisory Policies and Procedures

A.Proxy Voting

Baird, through certain of its departments and department units, exercises voting authority with respect to securities held by advisory clients that have executed advisory agreements with Baird and that have delegated proxy voting authority to Baird. Baird owes these clients duties of care and loyalty. Baird’s duty of loyalty requires Baird and its Portfolio Managers to vote the proxies in a manner consistent with the best interests of advisory clients.
The applicable department supervisor is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The Proxy Voting Committee is responsible for monitoring corporate actions, proxy proposals, voting decisions, and the timely submission of proxies. Baird utilizes a proxy services firm (currently Institutional Shareholder Services (“ISS”)) to analyze corporate proxy materials and to make independent voting recommendations.
There may be instances where Baird’s interests conflict, or appear to conflict, with advisory client interests. For example, Baird (or a Baird affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies. Or, for example, Baird (or Baird’s senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.
Baird’s duty is to vote proxies in the best interests of advisory clients. Therefore, in situations where there is a conflict of interest, Baird will take one of the following steps to resolve the conflict:

1.	Vote the securities in accordance with the recommendations of an independent third party, such as ISS;

2.	Refer the proxy to the advisory client or to a fiduciary of the advisory client for voting purposes;

3.	Suggest that the advisory client engage another party to determine how the proxy should be voted; or

4.	Disclose the conflict to the advisory client and obtain the advisory client’s direction to vote the proxies.

The applicable department or department unit will maintain the following records with respect to proxy voting:

•	a copy of the proxy voting policies and procedures;

•	a copy of all proxy statements received (Baird may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a advisory client (Baird may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by Baird that was material to making a voting decision or that memorializes the basis for that decision; and

•
a copy of each written advisory client request for information on how Baird voted proxies on the advisory client’s behalf, and a copy of any written response to any advisory client request (written or oral) for information on how proxies were voted on behalf of the requesting advisory client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.
Baird will annually disclose to advisory clients how they can obtain information from their Portfolio Manager regarding how advisory client account securities were voted. At the same time, Baird will provide a summary of these proxy voting policies and procedures to advisory clients, and, upon request, will provide them with a copy of the policies and procedures.
Baird Portfolio Managers will typically vote shares in accordance with the recommendations made by ISS, as they are modified and amended from time to time. ISS guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond with the opinions of the Portfolio Managers. For that reason, there may be instances where a Portfolio Manager may not vote the advisory client’s shares in accordance with ISS recommendations. All proxies by an issuer will typically be voted in the same manner for all advisory clients, unless there is a conflict of interest or advisory client guidelines dictate otherwise. In the event a Portfolio Manager believes the ISS recommendation is not in the best interest of the shareholders and on those matters for which ISS does not provide a specific voting recommendation, he/she will bring the issue to the Proxy Voting Committee. The decision on the issue will be made by the Committees and communicated to the Portfolio Managers to cast their votes in accordance with the Committee’s recommendation. Any votes cast differently than an ISS recommendation will be noted, with reasons for the change documented.
In addition, Asset Management associates and other Baird associates who provide services to the Baird Funds should note that they are also subject to a separate Proxy Voting Policies and Procedures adopted by the Baird Funds.

Baird Funds Manual

BAIRD ADVISORS

PROXY VOTING POLICIES AND PROCEDURES
Revised Effective May 17, 2012
The Baird Advisors department of Robert W. Baird & Co. Incorporated (the “Advisor”) exercises voting authority with respect to securities held by the series of Baird Funds, Inc. (each a “Fund” and collectively the “Funds”) and our private account clients that have delegated proxy voting authority to Baird Advisors. We owe these clients duties of care and loyalty. Our duty of care requires us to monitor corporate events and to vote the proxies. Our duty of loyalty requires us to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.
I. SUPERVISION OF POLICY
The Baird Advisors compliance supervisor is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The Baird Advisors portfolio managers are responsible for monitoring corporate actions, proxy proposals, voting decisions, and the timely submission of proxies. We utilize Institutional Shareholder Services (“ISS”) to make recommendations as to how to vote proxies. A proxy voting committee (the “Committee”) that includes members from Baird Investment Management, Baird Advisors, and the Legal and Compliance departments of the Advisor, is responsible for considering challenges made by Baird Advisors portfolio managers to the recommendations of ISS and addressing material conflicts between the interests of the Advisor and those of the Funds and other Baird Advisors clients.
II. CONFLICTS OF INTEREST
There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we (or our affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship. We generally believe a material conflict exists if Baird Advisors (i) manages or is pursuing management of accounts that are affiliated with the company soliciting proxies, (ii) is aware of investment banking or other relationships that the Advisor has or is pursuing with the company soliciting proxies (or its senior officers) that may give Baird Advisors an incentive to vote as recommended by the company, or (iii) has been asked or directed by persons associated with the Advisor or the company soliciting proxies to vote proxies in a certain manner in order to maintain or develop a relationship between the Advisor and the company. The Committee may also determine if a material conflict of interest exists for other reasons.
Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as ISS;

2.	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

3.	Suggest that the client engage another party to determine how the proxy should be voted;

4.
Ask the Committee to determine the nature and materiality of the conflict and vote the proxy in a manner the Committee believes is in the best interests of the client (or, in the case of a Fund, the Fund’s shareholders) without consideration of any benefit to the Advisor or its affiliates; or

5.	Disclose the conflict to the client or, with respect to the Funds, the Fund’s Board of Directors (or its delegate) and obtain the client’s or Board’s direction to vote the proxies.
III. RECORDKEEPING
We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Advisor may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Advisor may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Advisor that was material to making a voting decision or that memorializes the basis for that decision; and

•
a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 under the Investment Advisors Act of 1940.
IV. DISCLOSURE TO CLIENTS
We will disclose to clients and to the Board of Directors of the Funds how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Funds, and, upon request, will provide them with a copy of the same.
V. PROXY VOTING GUIDELINES
Portfolio managers will typically vote in accordance with the recommendations made by ISS, as they are modified and amended from time to time. ISS recommendations are not exhaustive, do not address all potential voting issues, and do not necessarily correspond with the opinions of the portfolio managers. ISS often applies its recommendations without an in-depth understanding of the companies and their performance. For that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. All proxies by an issuer will typically be voted in the same manner for all clients, unless there is a conflict of interest or client guidelines dictate otherwise. In the event the portfolio manager believes the ISS recommendation is not in the best interest of the shareholders and on those matters for which ISS does not provide a specific voting recommendation, he/she will bring the issue to the Committee. The decision on the issue will be made by the Committee and communicated to the managers and analysts to cast their votes in accordance with the Committee’s recommendation. Any votes cast differently than an ISS recommendation will be noted, with reasons for the change documented.

BAIRD INVESTMENT MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

Revised Effective May 17, 2012
The Baird Investment Management department (“BIM”) of Robert W. Baird & Co. Incorporated (the “Advisor”) exercises voting authority with respect to securities held by the series of Baird Funds, Inc. (each a “Fund” and collectively the “Funds”) and our private account clients that have delegated proxy voting authority to BIM. We owe these clients duties of care and loyalty. Our duty of care requires us to monitor corporate events and to vote the proxies. Our duty of loyalty requires us to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.
I. SUPERVISION OF POLICY
The BIM compliance supervisor is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The BIM portfolio managers are responsible for monitoring corporate actions, proxy proposals, voting decisions, and the timely submission of proxies. We utilize Institutional Shareholder Services (“ISS”) to make recommendations as to how to vote proxies. A proxy voting committee (the “Committee”) that includes members from BIM, Baird Advisors, and the Legal and Compliance departments of the Advisor, is responsible for considering challenges made by BIM portfolio managers to the recommendations of ISS and addressing material conflicts between the interests of the Advisor and those of the Funds and other BIM clients.
II. CONFLICTS OF INTEREST
There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we (or our affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship. We generally believe a material conflict exists if BIM (i) manages or is pursuing management of accounts that are affiliated with the company soliciting proxies, (ii) is aware of investment banking or other relationships that the Advisor has or is pursuing with the company soliciting proxies (or its senior officers) that may give BIM an incentive to vote as recommended by the company, or (iii) has been asked or directed by persons associated with the Advisor or the company soliciting proxies to vote proxies in a certain manner in order to maintain or develop a relationship between the Advisor and the company. The Committee may also determine if a material conflict of interest exists for other reasons.
Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as ISS;

2.	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

3.	Suggest that the client engage another party to determine how the proxy should be voted;

4.
Ask the Committee to determine the nature and materiality of the conflict and vote the proxy in a manner the Committee believes is in the best interests of the client (or, in the case of a Fund, the Fund’s shareholders) without consideration of any benefit to the Advisor or its affiliates; or

5.	Disclose the conflict to the client or, with respect to the Funds, the Fund’s Board of Directors (or its delegate) and obtain the client’s or Board’s direction to vote the proxies.
III. RECORDKEEPING
We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Advisor may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Advisor may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Advisor that was material to making a voting decision or that memorializes the basis for that decision; and

•
a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 under the Investment Advisors Act of 1940.
IV. DISCLOSURE TO CLIENTS
We will disclose to clients and to the Board of Directors of the Funds how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Funds, and, upon request, will provide them with a copy of the same.
V. PROXY VOTING GUIDELINES
Portfolio managers will typically vote shares in accordance with the recommendations made by ISS, as they are modified and amended from time to time. ISS guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond with the opinions of the portfolio managers. ISS often applies its recommendations to companies without an in-depth understanding of the companies and their performance. For that reason, there may be instances where we may not vote the client’s shares in strict accordance with these recommendations. All proxies by an issuer will typically be voted in the same manner for all clients, unless there is a conflict of interest or client guidelines dictate otherwise. In the event the portfolio manager believes the ISS recommendation is not in the best interest of the shareholders and on those matters for which ISS does not provide a specific voting recommendation, he/she will bring the issue to the Committee. The decision on the issue will be made by the Committee and communicated to the managers and analysts to cast their votes in accordance with the Committee’s recommendation. Any votes cast differently than an ISS recommendation will be noted, with reasons for the change documented.

SAWGRASS
Asset Management, L.L.C.

Proxy Voting Policy
Rev. August 2013

PROXY VOTING

20.1    Statement

Unless otherwise specified in client agreements, Sawgrass Asset Management, LLC has a fiduciary responsibility for voting proxies for companies whose securities are owned in client portfolios. Proxy voting policies are to be formulated to assure that proxy votes are cast in the best interest of clients. Sawgrass Asset Management, LLC recognizes the unique nature of voting proxies on behalf of Taft-Hartley or union plans and has formulated proxy voting policies to assure that votes are cast in the best interest of plan participants. To assist Sawgrass Asset Management, LLC in formulating and implementing an objective rules based policy framework for voting proxies, Sawgrass Asset Management, LLC may engage outside third party vendors. Exhibits #13 and #14 provide summaries of these policies and describe actions taken by Sawgrass Asset Management, LLC to identify and mitigate potential conflicts of interest.

At their inception, all new clients are to be provided a summary of Sawgrass Asset Management, LLC voting guidelines.

20.2    Conflict of Interest Disclosure

The Chief Compliance Officer (CCO) has overall responsibility for the implementation and monitoring of Sawgrass Asset Management’s Proxy Voting Policy, practices, disclosures and record keeping. The policies as described in this section are designed to assure that proxies are voted in the best interests of shareholders or fund participants. The CCO in concert with the portfolio manager will identify any potential conflicts of interests that could arise as a result of a business relationships that Sawgrass Asset Management or any of its employees may have with the issuer. In the event of a material conflict of interest, the CCO would determine the appropriateness of disclosing such conflict to client and offering to allow client to vote the proxies themselves or confirming that such proxies are voted according to pre-set rules and other objective criteria as my be recommended by a third party voting recommendation. In all cases, the interests of clients will take precedence of those of Sawgrass Asset Management and its staff. Potential areas of conflict could include, but are not limited to the following:

•	Sawgrass Asset Management acting in the capacity as investment manager either for a company soliciting proxy votes or an employee benefit plan that it sponsors.

•	Sawgrass Asset Management having a material business relationship with a company seeking proxy votes.

•	Sawgrass Asset Management actively seeking investment management business from a prospective client which is soliciting proxy votes.

It is the opinion of Sawgrass Asset Management’s CCO that conflicts of interest have been mitigated by the establishment of objective guidelines governing the voting of proxy shares and by the engagement of an outside third party organization to assist in the implementation of these guidelines.

SPECTRUM ASSET MANAGEMENT, INC.

POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

GENERAL POLICY

Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations).  While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:

•	That Spectrum act solely in the interest of its clients in providing for ultimate long-term stockholder value.

•	That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

•	That the custodian bank is aware of our fiduciary duty to vote proxies on behalf of others – Spectrum relies on the best efforts of the custodian bank to deliver all proxies we are entitled to vote.

•	That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).

•	That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES:

A.	Following ISS’ Recommendations

Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities.  Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”).  The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

Spectrum generally votes proxies in accordance with ISS’ recommendations.  When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.

From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities.  Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations.  Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.

B.	Disregarding ISS’ Recommendations

Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote. The Report for Proxy Vote(s) against RiskMetrics Recommendation(s), Exhibit A hereto, shall be completed in each such instance.

Spectrum will classify proxy vote issues into three broad categories:  Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact.  Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category.  New and unfamiliar issues are constantly appearing in the proxy voting process.  As new issues arise, we will make every effort to classify them among the following three categories.  If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”

As a fiduciary, Spectrum owes its clients an undivided duty of loyalty.  We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.  This is true with respect to proxy voting and thus Spectrum has adopted the following procedures for addressing potential or actual conflicts of interest.

Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy.  To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.

Monitoring for Conflicts of Interest.  All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution.  At least annually, the CCO will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest.  CCO’s review will focus on the following three categories:

•
Business Relationships – The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent).  For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.

•
Personal Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.

•
Familial Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

•	A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.

•	Publicly available information.

•	Information generally known within Spectrum.

•
Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to the CCO prior to any substantive discussion of a proxy matter.

•
Information obtained periodically from those persons whom the CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).

The CCO may, at his discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person.  With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is “Material” – On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution.  The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.

Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:

1.
Financial Materiality – The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question.  For purposes of proxy voting, it will be presumed that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount of $1,000,000.  Different percentages or dollar amounts may be used depending on the nature and degree of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).

2.
Non-Financial Materiality – A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated based on the facts and circumstances of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution.  As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.

Resolving a Material Conflict of Interest – When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation.  If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly.  If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each as to the manner in which Spectrum proposes to vote.

Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.

PROXY VOTING GUIDELINES

CATEGORY I:  Routine Administrative Items

Philosophy:  Spectrum is willing to defer to management on matters of a routine administrative nature.  We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders.  Examples of issues on which we will normally defer to management’s recommendation include:

1.	selection of auditors

2.	increasing the authorized number of common shares

3.	election of unopposed directors

CATEGORY II:  Special Interest Issues

Philosophy:  While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas.  Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients.  We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders.  However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

CATEGORY III:  Issues Having the Potential for Significant Economic Impact

Philosophy:  Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares.  We believe such issues should be carefully analyzed and decided by the owners of the corporation.  Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.

1.
Classification of Board of Directors.   Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year.  Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms.  Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors.  In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.

2.
Cumulative Voting of Directors.  Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard.  The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors.  Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders.  Outside shareholder involvement can encourage management to maximize share value.  We generally support cumulative voting of directors.

3.
Prevention of Greenmail.  These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company.  Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.  By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs.  Shareholders are left with an asset-depleted and often less competitive company.  We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual.  We are opposed to greenmail and will support greenmail prevention proposals.

4.
Supermajority Provisions.  These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance.  These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger.  In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

5.
Defensive Strategies.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

6.
Business Combinations or Restructuring.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

7.
Executive and Director Compensation.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

Exhibit A to Proxy Policy

Report for Proxy Vote(s) Against RiskMetrics Recommendation(s)

This form should be completed in instances in which SAMI Portfolio Manager(s) decide to vote against RiskMetrics recommendations.

1. Security Name / Symbol:

2. Issue up for vote:

3. Summary of RiskMetrics recommendation (see attached full RiskMetrics recommendation:

4. Reasons for voting against RiskMetrics recommendation (supporting documentation may be attached):

5. Determination of potential conflicts (if any):

6. Contacted Compliance Department: Yes / No

Name of individual contacted:
Date:

7. Contacted other SAMI portfolio managers who have position in same security:

Yes / No
Name of individual contacted:
Date:

8. Portfolio Manager Signature:
Date:
Portfolio Manager Name:

Portfolio Manager Signature*:
Date:
Portfolio Manager Name:
*Note: All Portfolio Managers who manage portfolios that hold relevant security must sign.

Appendix E

STONE HARBOR INVESTMENT PARTNERS LP
PROXY VOTING POLICIES AND PROCEDURES

A.	STATEMENT OF POLICY

Stone Harbor Investment Partners LP (“Stone Harbor”) votes proxies for each client that has specifically authorized Stone Harbor to vote them in the investment management contract or otherwise, and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on Stone Harbor by the Investment Advisers Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder.

B.	GENERAL PRINCIPLES

In voting proxies, Stone Harbor is guided by general fiduciary principles. Stone Harbor’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. Stone Harbor attempts to consider all factors of its vote that could affect the value of the investment, and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

C.	PROCEDURES

1.
Account Set-up and Review: For new clients, the General Counsel will inform the Operations team as to whether the client retained the responsibility to vote proxies or delegated that responsibility to Stone Harbor. Designated personnel within Operations will ensure that the account is set-up to vote proxies with the appropriate custodian and systems.

2.
Securities Lending: Stone Harbor does not generally have the authority to lend securities on behalf of its clients. For those clients for which Stone Harbor does have such authority, Stone Harbor has decided not to engage in securities lending. Stone Harbor will monitor upcoming proxy meetings and call back securities, if applicable, in anticipation of an important vote to be taken among holders of such securities. In determining whether to call back securities, the relevant portfolio manager(s) will consider whether the request that the client benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

3.	Voting Proxies. Stone Harbor will generally vote proxies according to the policies described below, subject to consideration of overrides and material conflicts.

D.	VOTING POLICY GUIDELINES

Stone Harbor generally follows the guidelines listed below. If deemed to be in the best interests of a client, the portfolio manager may override the guidelines listed below. The Compliance Committee reviews all overrides.

1.	Auditors
Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

2.Board of Directors
Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards

•	Compensation Committee members if there is a disconnect between the CEO’s pay and performance

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent.

Open Access (shareholder resolution)
Vote CASE-BY-CASE, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on contested elections of directors, considering factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE, depending on the reasonableness of the basis of the solicitation.

5.Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

1It is intended for financing purposes, with minimal or no dilution to current shareholders; or
2It is not designed to preserve the voting power of an insider or significant shareholder.

9.	Executive and Director Compensation
Vote AGAINST a plan if the cost exceeds a reasonable level.

Vote FOR a plan if the cost is reasonable, unless either of the following conditions apply:

•	The plan expressly permits repricing without shareholder approval for listed companies; or

•
There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options
Vote CASE-BY-CASE on management proposals seeking approval to reprice options, giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

Employee Stock Purchase Plans
Vote CASE-BY-CASE on employee stock purchase plans.
Vote FOR employee stock purchase plans where all of the following apply:

3Purchase price is at least 85 percent of fair market value;
4Offering period is 27 months or less, and
5Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

Shareholder Proposals on Compensation
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•
Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

D.	CONFLICTS OF INTEREST

In furtherance of Stone Harbor’s goal to vote proxies in the best interests of clients, Stone Harbor will seek to identify and address material conflicts of interest that may arise between Stone Harbor and its clients before voting proxies on behalf of such clients. All Stone Harbor employees must play an important role in helping our organization identify potential conflicts of interest that could impact Stone Harbor’s proxy voting. Stone Harbor employees need to (i) be aware of the potential for conflicts of interest on the part of Stone Harbor in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of Stone Harbor’s business; and (ii) bring conflicts of interest of which they become aware to the attention of Stone Harbor Legal/Compliance.

Potential conflicts of interest may exist in situations where Stone Harbor is called to vote on a proxy proposal regarding the issuer where Stone Harbor or an affiliate also:

•	Manages the issuer’s pension plan

•	Manages money for the proponent

Additional conflicts may exist if AN EXECUTIVE OF Stone Harbor or an affiliate is a close relative of, or has a business relationship with:

•	An executive of the issuer or proponent

•	A director of the issuer or proponent

•	A person who is a candidate to be a director of the issuer

•	A proponent of the proxy proposal

If Stone Harbor determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Compliance Committee will address such matters involving such conflicts of interest as follows:

1.	If a proposal is addressed by the specific policies herein, Stone Harbor will vote in accordance with such policies; and

2.
If the proxy proposal is (i) not addressed by the specific policies or (ii) requires a case-by-case determination by Stone Harbor, the vote will be referred to the Compliance Committee. The Compliance Committee will review the potential conflict and determine how to vote the proxy in the best interest of the client. The Compliance Committee will memorialize the rationale of such vote in writing.

E.	COMPOSITION OF THE COMPLIANCE COMMITTEE

The Compliance Committee consists of the following voting members:

•	Chief Investment Officer

•	Chief Executive Officer

•	General Counsel

•	Chief Compliance Officer

•	Chief Financial Officer

Each of the Committee members may appoint a supervised delegate to attend a Committee meeting in the event that the member is unable to attend. A minimum of three voting members is required for a quorum and the affirmative votes of a majority of those present are required for decisions.

F.	RECORD KEEPING AND OVERSIGHT

Stone Harbor’s Operations team shall maintain or have available the following records relating to proxy voting:

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote:

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by Stone Harbor that were material to a proxy voting decision or that memorialized the basis for that decision; and

•
a copy of each written client request for information on how Stone Harbor voted proxies on behalf of the client or a client request for a copy of Stone Harbor’s Proxy Voting Policies and Procedures, and a copy of any such written response by Stone Harbor to any (written or oral) client request for information on how Stone Harbor voted proxies on behalf of the requesting client.

Such records will be maintained for a period of at least five years, the most two recent years in a readily accessible place.

Legal/Compliance will periodically review proxy votes, related records and processes to help ensure that proxies are being voted appropriately. The Compliance Committee will review at least annually the proxy voting guidelines, process and any portfolio manager overrides.

G.	INFORMATION REQUESTS

Clients may obtain information about how Stone Harbor voted with respect to their securities, as well as a copy of Stone Harbor’s Proxy Voting Policies and Procedures, by contacting their relationship manager.

March 2011

T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE (CANADA), INC
T. ROWE PRICE HONG KONG LIMITED
T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its

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management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

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From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum

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independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

•Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

•
Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

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Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.
•
Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

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Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular

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proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

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Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Proxy Voting Policy and Procedures

Introduction

Rule 206(4)-6 under the Investment Advisers Act of 1940 addresses an investment adviser’s duty with regard to the voting of proxies for clients. Under the rule an adviser must:

a)
Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the client’s best interest and to address procedures to be undertaken in the event a material conflict arises between the firm’s interest and that of our clients as to how a particular security or proxy issue is voted;

b)	Disclose to clients how they may obtain information regarding how the firm voted with respect to the client’s securities; and

c)	Describe the firm’s policies and procedures to clients and, upon request, furnish a copy of the policies and procedures to the requesting client.

The policy and procedures below have been reasonably designed to ensure proxies are voted in the best interest of our clients and in compliance with Rule 206(4)-6. Our authority to vote proxies for our clients is established through either the advisory contract (if the contract is silent, implied by the overall delegation of discretionary authority), or our fiduciary responsibility to ERISA clients under Department of Labor regulations.
Policy
The firm undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists or potentially exists.
The firm has created a proxy voting guideline (the “Guideline”) (see Exhibit N) reasonably believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. In drafting this guideline the firm considered the nature of the firm’s business and the types of securities being managed. The firm created the Guideline to help ensure voting consistency on issues common amongst issuers and to help serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy.
Conflicts of Interest
The most common conflicts of interest result from a situation involving a business relationship and/or a potential financial benefit to the firm. The firm envisions only rare situations where a conflict of interest would exist or potentially exist between the firm and its clients given the nature of the firm’s business, clients, relationships and the types of securities managed. Notwithstanding, apparent or actual conflicts of interest may arise from time to time. In such instances the firm will undertake to vote such proxies in the continued best interest of clients in accordance with the procedures put in place addressing potential or actual material conflicts.

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Proxy Voting Policies and Procedures (cont’d.)
A potential conflict may be resolved in either of the following manners:

•
If the proposal that gives rise to an actual or potential conflict is specifically addressed in the Guideline, the firm may vote the proxy in accordance with the pre-determined Guideline; provided that the pre-determined Guideline involves little or no discretion on the firm’s part; or

•	The firm may follow the recommendations of RiskMetrics, an independent third party, as to how the proxy should be voted.
Limitations
There may be circumstances or situations that may preclude or limit the manner in which proxies are voted. This may include but is not limited to:

•	Mutual Funds – where voting may be controlled by restrictions within the fund or the actions of authorized persons

•	International Securities – where the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so

•	New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material

•	Unsupervised Securities – where the firm does not have a basis on which to offer advice

•
Unjustifiable Costs – where the firm may abstain from voting a client proxy in a specific instance if, in our good faith determination, the costs involved in voting such proxy cannot be justified (e.g. total client holdings less than 10,000 shares and not held by a mutual fund; costs associated with obtaining translations of relevant proxy materials for non-U.S. securities) in light of the benefits to the client of voting. In accordance with the firm’s fiduciary duties, the firm shall, in appropriate cases, weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The decision will take into account the effect that the vote, either by itself or together with other votes, is expected to have on the value of client’s investment and whether this expected effect would outweigh the cost of voting.

•	Securities out on loan

•
ERISA accounts – with respect to ERISA clients for whom we have accepted the responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, and the firm’s duty to avoid prohibited transactions.

Guideline Formulation
The majority of proxy issues to be voted on are both recurring in nature and common amongst issuers. This would include items ranging from the election of directors and ratification of auditors to cumulative voting and “poison pills”. A proxy voting guideline has been developed, (see Exhibit N), to reflect how we believe a vote should normally be cast in order to support the best interest of our clients. The use of this guideline also facilitates a process that supports voting consistency and efficiency in administration. However, it should be acknowledged that a

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Proxy Voting Policies and Procedures (cont’d.)
“blanket voting approach” cannot be applied to many recurring and common issues. The guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in our client’s best interest.
The guideline is the work product of the firm’s investment committee who has the responsibility to determine how proxy issues should be voted to promote the interest of our clients. The investment committee draws on various sources of information in reviewing/formulating the guideline including, but not limited to, research provided by an independent research firm (RiskMetrics), internal research, published information on corporate governance and experience.
Disclosure to Clients
The disclosure/delivery to clients required by Rule 206(4)-6 includes “a concise summary of the firm’s proxy voting process rather than a reiteration of the firm’s policies and procedures” and an indication that “a copy of the policies and procedures is available on request.” The method of delivering this summary is not stipulated, however, it must be clear, not hidden in a longer document and delivered directly to the client. In addition, the disclosure should describe how the client may obtain information from the adviser on how it voted with respect to the client’s securities.
Procedures
The procedures to be performed in the execution or our proxy voting duty to clients will be as follows:
Oversight
The Compliance department will be responsible for the administration and oversight of the proxy voting process. The Compliance department will also:

1.	Review and update the firm’s policies and procedures as necessary.

2.	Coordinate the review and update of the firm’s proxy voting guidelines by the investment committee or its designee.

3.	Consult with and coordinate the voting of proxies with the appropriate portfolio manager as needed.
The Compliance Individual (CI) and Proxy Administrator (PA) will oversee the use of RiskMetrics, an outside third-party vendor, who provides assistance with proxy research, proxy voting and record retention.

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Proxy Voting Policies and Procedures (cont’d.)

Account Setup

1.	New clients will receive a copy of the “Description of Proxy Voting Policies and Procedures” as part of information provided in connection with the firm’s New Client Checklist.

2.
At the time a contract is entered into a determination will be made as to whether the client will retain proxy voting responsibilities. A separate acknowledgement will be obtained where the client elects to retain proxy voting responsibilities.

3.	The PA will arrange for client proxy material to be forwarded to RiskMetrics for voting.
Securities Lending
In many cases Vaughan Nelson’s clients participate in securities lending programs whereby the legal right to vote a proxy is transferred to the borrower as a result of lending process. From time to time, circumstances may arise where Vaughan Nelson desires to vote shares in an upcoming proxy (i.e. acquisition, contested election, etc.). In these cases, Vaughan Nelson, if the record date has not passed, will request the client to ‘recall’ the security in question from loan until the proxy record date in order for the client (and thereby Vaughan Nelson) to be the holder of record in order to cast the proxy vote.
Voting Process

1.	The PA uploads a file each day (on a settlement date basis) detailing all the securities held on behalf of our clients for which we own more than 10,000 shares to RiskMetrics.

2.	RiskMetrics is responsible for matching the proxy material received with this listing and following up with any custodian that has not forwarded proxies within a reasonable time.

3.	Through web access and the RiskMetrics software the PA is able to determine for each security its record date, meeting date and whether RiskMetrics has completed proxy research on the security.

4.	The PA will download the RiskMetrics proxy research for each security along with a copy of the voting form and forward the package to the CI.

5.
The CI will make a determination as to whether a material conflict exists with regard to the proxy or an individual proxy issue. The results of this determination will be documented and initialed on the proxy voting form.

6.	The CI will review the proxy issues against the firm’s Guideline and cast each vote on the voting form, if able, and sign off on having voted those issues.

a)	If all issues were able to be voted within the Guideline the package will be returned to the PA for online voting.

b)	If issues exist for which a case-by-case review must be made the package is forwarded to the appropriate manager. The manager will review the information.

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Proxy Voting Policies and Procedures (cont’d.)

c)
within the package and any other necessary information in order to formulate the vote to be cast. The rationale for any departures from the firm’s Guideline will be documented within the package. All votes will be indicated on the voting form and the manager will sign off as to having voted those issues. The package will then be returned to the PA for voting.

d)
As described under “Conflicts of Interests”, where a material conflict exists the firm may vote the issue 1) in accordance with the Guideline if the application of such policy to the issue at hand involves little or no discretion on the part of the firm, or

2) as indicated by the independent third-party research firm, RiskMetrics. By voting conflicts in accordance with the indication of an independent third-party, the firm will be able to demonstrate that the vote was not a product of a conflict of interest. An indication that this was the approach taken to vote the issue will be made and signed off on by the Compliance Officer. The package will then be returned to the PA for voting.

7.
Through the software interface with RiskMetrics the PA will indicate, review and submit our vote on individual securities. The PA is able to re-submit our vote up until the day before the meeting which can accommodate cases where new information may come to light.

8.	RiskMetrics will then process the vote with the issuer on behalf of the firm.
Recordkeeping
The following records relating to the voting of proxies will be maintained for a period of five years from the end of the fiscal year in which the entry was made, the first two onsite at the firm.

1.	A copy of the proxy voting policies and procedures – CI

2.	Client acknowledgement indicating the client’s election to retain proxy voting responsibilities -- PA

3.	Proxy statements received on client securities – PA, RiskMetrics, Edgar

4.	Record of vote cast for each client – RiskMetrics, PA

5.	Internal voting package and any document created that was material to the decision or to a departure from the Guideline – PA

6.	Each written request for proxy voting information (policy or votes cast) and the firm’s written response to any client request for such records – PA, CI

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Exhibit N – VNIM Proxy Voting Guideline

Memorandum

DATE:	March 23, 2011

TO:	All Portfolio Managers

FROM:	Richard Faig

RE:	Updated Summary of Proxy Voting Guidelines

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

		Vote with Mgmt.	Vote For	Vote Against	Discuss with Mgr.
Directors
•	Voting on director nominees in uncontested elections	x
•	Chairman and CEO can be the same person	x
•	Majority of directors must be independent	x
•	Minimum stock ownership requirements	x
•	Term of office	x
•	D&O indemnification and liability protection	x
•	Director nominees in contested elections				x
•	Reimburse dissident proxy solicitation expenses				x
Ratifying Auditors			x

Charitable Contributions - proposals to limit				x

Proxy Contest Defenses
•	Efforts to further the annual election of directors		x
•	Efforts that allow director removal w/ or w/o cause	x
•	Efforts that allow director removal w/ or w/o cause		x
•	Efforts to permit cumulative voting		x
•	Efforts to allow shareholders to call special meetings		x
•	Efforts to allow shareholder action by written consent		x
•	Fixed size of Board		x

Tender Offer Defenses
•	Poison Pills			x
•	Fair Price Provisions - no more than simple majority req'd.	x
•	Anti-Greenmail		x
•	Anti-Greenmail bundled with other provisions				x
•	Pale Greenmail with restructuring				x
•	Dual class exchange offers or recapitalizations			x
•	Supermajority Vote Requirement to amend Charter or Bylaws			x
•	Supermajority Vote Requirement to approve mergers			x
•	Shareholder approval of preferred issues other than general		x
Confidential Voting			x

Significant Shareholder Access to Management Proxy Material			x

Shareholder Advisory Committees				x

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

		Vote with Mgmt.	Vote For	Vote Against	Discuss with Mgr.

Capital Structure
•	Increase common stock authorized				x
•	Increase common stock authorized more than 100%				x
•	Splits and reverse splits		x
•	Blank Check Preferred stock not used for defense		x
•	New class of Unspecified Preferred Stock			x
•	Increase in authorized Blank Check Preferred				x
•	Reduce Par Value of stock		x
•	Shareholder proposals for Preemptive Rights				x
•	Debt Restructurings				x
•	Open market share repurchases		x

Executive and Director Compensation (Generally vote with management; review with manager if management and RMG split.)
•	Additional disclosure of compensation	x
•	Limitations on executive and director compensation	x
•	Golden Parachutes require shareholder ratification		x
•	Non-binding shareholder ratification of executive				x
officer compensation
•	Advisory vote on say-on-pay frequency				x
•	Approval of extraordinary transaction executive compensation				x
•	ESOPs implementation or increase require shareholder		x
•	401(k) Plans		x
•	Stock Incentive / Compensation plan origination or	x

Efforts to Include the Cost of Stock Options in Expenses			x

State of Incorporation
•	Opt in state takeover statutes		x
•	Opt out state takeover statutes			x
•	Change state of incorporation				x

Mergers and Restructurings
•	Mergers and acquisitions				x
•	Restructurings				x
•	Spin-offs				x

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

		Vote with Mgmt.	Vote For	Vote Against	Discuss with Mgr.
•	Asset Sales				x
•	Liquidations				x
•	Shareholder Appraisal Rights (right to require an appraisal)		x
•	Change in corporate name		x
Open-ended approval of “Other Business Coming Before the Meeting				x

Mutual Fund Proxies - (Generally vote for except on changes to Fundamental Investment Restrictions or proposals to hire/fire Managers, which should be discussed

Social and Environmental Issues (vote for additional disclosures)

•	Energy and Environment	x
•	Conducting business in politically sensitive regions	x
•	Military issues	x
•	Maquiladora and international operating standards	x
•	EEOC	x
•	Animal rights	x
•	Product integrity and marketing	x
•	Human resource issues	x
•	Sustainability reporting	x

<LOGO> Victory Capital

Proxy Policy	Policy H-12

Proxy Voting Policy

When Victory Capital Management Inc. (“Victory”) client accounts hold stock and Victory has an obligation to vote proxies for the stock, the voting authority will be exercised in accordance with:

•	the direction and guidance, if any, provided by the document establishing the account relationship

•
principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account. In voting such stock, Victory will exercise the care, skill, prudence and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account.

•	the guidelines listed in this policy, including the ISS Taft Hartley guidelines in Appendix A and the Victory public company guidelines in Appendix B.

Victory votes client securities in the best interests of the client. In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets. In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer's board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•	reasonable efforts will be made to monitor and keep abreast of corporate actions

•	all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•	a written record of such voting will be maintained by Victory

•
Non-routine proposals not covered by the guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Victory analyst(s) or portfolio manager(s).

•
Victory’s Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities. In all cases, the ultimate voting decision and responsibility rests with the members of the Proxy Committee.

Statement of Corporate Governance
The voting rights associated with stock ownership are as valuable as any other financial assets. As such, they must be managed in the same manner. Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

Proxy Voting Procedure
The Proxy Committee determines how proxies will be voted. Decisions are based exclusively with the best interest of the client in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s portfolio managers opinions concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The Proxy Committee is comprised of Victory employees who represent vital areas within the company and can provide a range of knowledge which enhances the committees decision making capabilities. Quorum exists when three voting committee members are either in attendance or participate remotely via video or teleconference. Approval is based on a majority of votes cast.
Victory has engaged ISS (Institutional Shareholder Services) to perform the administrative tasks of receiving proxies, proxy statements, and voting proxies in accordance with the Victory Proxy Policy. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory.

Proxy Policy	Policy H-12

Voting Guidelines
The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules. The Proxy Committee is directed to apply these guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.
The committee may also take into account independent third party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other internal sources with special expertise on a given topic, where appropriate.
All Proxy Committee voting decisions will be documented.
The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

Routine/Miscellaneous Proposals

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Soliciting Votes for Merger or Transaction
Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.
Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.
Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.
Audit-Related
Auditor Indemnification and Limitation of Liability
Consider the issue of auditor indemnification and limitation of liability CASE-BY-CASE. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement, the degree to which these agreements impact shareholders' rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Proxy Policy	Policy H-12

Auditor Ratification
Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Vote FOR the ratification of auditors.
However, vote AGAINST in cases where auditors have failed to render accurate financial statements or where non-audit fees exceed audit fees.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees
Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Receiving and/or Approving Financial Reports
(This is a non-US issue)
Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed
Shareholder Proposals Limiting Non-Audit Services
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Shareholder Proposals on Audit Firm Rotation
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be determined CASE-BY-CASE.

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

•	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

•	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company's ownership structure;

Proxy Policy	Policy H-12

•	The company's existing governance provisions;

•	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

•
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter; or

•	Eliminated shareholders' ability to amend bylaws.

For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopts bylaw or charter provisions adverse to shareholders' rights, considering the following factors:

•	The level of impairment of shareholders' rights caused by the provision;

•	The company’s or the board's rationale for adopting the provision;

•
The provision's impact on the ability to change the governance structure in the future (e.g., limitations on shareholder right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,

•	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.
Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Board Accountability
VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses

Classified Board Structure
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

_________________________________
1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If Victory cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Proxy Policy	Policy H-12

Director Performance Evaluation
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability for shareholders to call special meetings;

•	The inability for shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder approved poison pill.

Poison Pills
The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote WITHHOLD/AGAINST every year until this feature is removed.

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009).

The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:
The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•
The date of the pill‘s adoption relative to the date of the next meeting of shareholders i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer‘s rationale;

•	The issuer's governance structure and practices; and

•	The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
•The company receives an adverse opinion on the company’s financial statements from its auditor; or
•There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:
•There is a significant misalignment between CEO pay and company performance (pay for performance);
•The company maintains significant problematic pay practices;
•The board exhibits a significant level of poor communication and responsiveness to shareholders;
•The company fails to submit one-time transfers of stock options to a shareholder vote; or
•The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Proxy Policy	Policy H-12

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:
The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
•The company's response, including:
◦Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
◦Specific actions taken to address the issues that contributed to the low level of support;
◦Other recent compensation actions taken by the company;
•Whether the issues raised are recurring or isolated;
•The company's ownership structure; and
•Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments
Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors, as applicable:

•	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

•	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company's ownership structure;

•	The company's existing governance provisions;

•	Whether the amendment was made prior to or in connection with the company's initial public offering;

Governance Failures
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness
Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors as appropriate if:

•	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

◦	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

◦	Rationale provided in the proxy statement for the level of implementation;

◦	The subject matter of the proposal;

◦	The level of support for and opposition to the resolution in past meetings;

◦	Actions taken by the board in response to the majority vote and its engagement with shareholders;

◦	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

◦	Other factors as appropriate;

•	The board failed to act on takeover offers where the majority of shares are tendered;

•
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

•
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

Proxy Policy	Policy H-12

•
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

◦	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

◦	The company's ownership structure and vote results;

◦	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

◦	The previous year's support level on the company's say-on-pay proposal.
Director Independence
Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•	The full board is less than majority independent.
Director Competence
Attendance at Board and Committee Meetings
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors
Vote AGAINST or WITHHOLD from individual directors who:

•	Sit on more than six public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own- WITHHOLD their outside boards.
Categorization of Directors
Inside Director (I)

•	Current employee or current officer[i] of the company or one of its affiliatesii.

•	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).

•	Director named in the Summary Compensation Table (excluding former interim officers).

Affiliated Outside Director (AO)

•	Board attestation that an outside director is not independent.

•	Former CEO of the companyiii,iv.

•	Former CEO of an acquired company within the past five yearsiv.

•	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

•	Former officer[i] of the company, an affiliateii or an acquired firm within the past five years.

•	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

•	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Proxy Policy	Policy H-12

•	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.

•
Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

•
Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliateii of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

•
Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliateii of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

•	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

•
Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

•
Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

•	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

•	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].

•	Founderxi of the company but not currently an employee.

•	Any materialxii relationship with the company.

Independent Outside Director (IO)
No materialxii connection to the company other than a board seat.

Footnotes:
i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.
ii “Affiliate” includes a subsidiary, sibling company, or parent company. Victory uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).
iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Victory will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.
v Victory will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Victory will also consider if a formal search process was under way for a full-time officer at the time.
vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.
viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of

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a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, Victory will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).
ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.
x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).
xi The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause Victory to deem the founder as an independent outsider.
xii For purposes of Victory's director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board-Related Proposals
Age/Term Limits
Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.
Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.
CEO Succession Planning
Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.
Cumulative Voting
Generally vote FOR proposals to eliminate cumulative voting.

Generally vote AGAINST shareholder proposals to restore or provide for cumulative voting.
Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

•	Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

•	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

•
Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

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Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.
Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.
Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.
Establish other Board Committee Proposals
Generally vote AGAINST shareholder proposals to establish a new board committee.
Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Independent Chair (Separate Chair/CEO)

Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;

•	The company's current board leadership structure;

•	The company's governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.
Under the review of the company's board leadership structure, Victory may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, Victory will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence

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at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

Victory’s performance assessment will generally consider one-, three, and five-year total shareholder return compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.
Majority of Independent Directors/Establishment of Independent Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Victory’s definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
Majority Vote Standard for the Election of Directors
Vote AGAINST if the company already has a Resignation Policy in place, otherwise vote with stated policy;

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Proxy Access (Open Access)
Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:

•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.
Require More Nominees than Open Seats
Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.
Shareholder Engagement Policy (Shareholder Advisory Committee)
Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•
The company has an independent chairman or a lead director, according to Victory’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests- Voting for Director Nominees in Contested Elections
Internally reviewed on a CASE-BY-CASE basis considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

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•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Vote No Campaigns
In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Takeover Defenses and Related Actions
Anti-takeover statutes generally increase management's potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management.

Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Voting
Victory Capital will evaluate shareholder proposals requesting confidential running vote tally proposals on a case-by-case basis taking into account the following factors:

•	Whether the policy allows the company to monitor the number of votes cast for purposes of achieving a quorum or to conduct solicitations for other proper purposes; and

•
Whether the enhanced confidential voting requirement applies to contested elections of directors or to contested proxy solicitations, which would put the company at a disadvantage relative to dissidents.

Vote FOR management proposals to adopt confidential voting.
Control Share Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

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Vote FOR proposals to restore voting rights to the control shares.
Control Share Cash-Out Provisions
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.
Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.
Equal Access Proposals
Vote FOR proposals seeking equal access to proxies.
Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Freeze-Out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.
Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights
Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

•	The company's stated rationale for adopting such a provision;

•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

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•
Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).
Net Operating Loss (NOL) Protective Amendments
Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•
The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Poison Pills (Shareholder Rights Plans)
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•
The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.
Management Proposals to Ratify a Poison Pill
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

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•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
Reincorporation Proposals
Management or shareholder proposals to change a company's state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company's governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
Shareholder Ability to Act by Written Consent
Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders' current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals restricting or eliminating shareholders' right to call special meetings.

Vote FOR proposals allowing shareholders to call special meetings unless the company currently provides the right to call special meetings at a threshold of 25 percent, upon which Victory votes AGAINST.
Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

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State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).
Supermajority Vote Requirements
Vote AGAINST proposals seeking to adopt supermajority vote requirements higher than 66.67 percent.

Vote FOR proposals seeking to reduce or eliminate supermajority vote requirements.

CAPITAL/RESTRUCTURING
The stewardship of a corporation's capital structure involves a number of important issues, including dividend policy, taxes, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. For the most part, these decisions are best left to the board and senior management of the firm. However, while a company's value depends more on its capital investment and operations than on how it is financed, many financing decisions have a significant impact on shareholders, particularly when they involve the issuance of additional common stock, preferred stock, or the assumption of additional debt. Additional equity financing, for example, may reduce an existing shareholder's ownership interest and can dilute the value of his investment. Shareholders must also be alert to potential anti-takeover mechanisms, which are often embedded in management's chosen financing vehicles.
Capital
Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote FOR management proposals to eliminate par value.
Common Stock Authorization
Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote FOR increases in authorized common stock, unless the increase is being used to thwart a takeover, upon which Victory votes AGAINST.

Vote AGAINST proposals that seek to permanently revoke or remove preemptive rights from shareholders.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

◦	The company's use of authorized shares during the last three years

•	The Current Request:

◦	Disclosure in the proxy statement of the specific purposes of the proposed increase;

◦	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

◦
The dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

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Authority to Issue Additional Debt
(This is a non-US issue.)
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.
Preferred Stock Authorization
Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

◦	The company's use of authorized preferred shares during the last three years;

•	The Current Request:

◦	Disclosure in the proxy statement of the specific purposes for the proposed increase;

◦	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

◦
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

◦	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
Recapitalization Plans
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.
Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Victory's Common Stock Authorization policy.

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Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with Victory's Common Stock Authorization policy.
Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.
Restructuring
Appraisal Rights
Vote FOR proposals to restore or provide shareholders with rights of appraisal.
Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.
Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.
Bundled Proposals
Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

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Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Vote CASE-BY- CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders' positions;

•	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;

•	Management's efforts to pursue other alternatives;

•	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest - arm's length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

◦	Are all shareholders able to participate in the transaction?

◦	Will there be a liquid market for remaining shareholders following the transaction?

◦	Does the company have strong corporate governance?

◦	Will insiders reap the gains of control following the proposed transaction?

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◦	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?
Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.
Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.
Mergers and Acquisitions
Vote CASE-BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•
Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

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•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

o
The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

o
When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:

o	The company's financial condition;

o	Degree of need for capital;

o	Use of proceeds;

o	Effect of the financing on the company's cost of capital;

o	Current and proposed cash burn rate;

o	Going concern viability and the state of the capital and credit markets.

•
Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•	Control issues:

o	Change in management;

o	Change in control;

o	Guaranteed board and committee seats;

o	Standstill provisions;

o	Voting agreements;

o	Veto power over certain corporate actions; and

o	Minority versus majority ownership and corresponding minority discount or majority control premium

•	Conflicts of interest:

o	Conflicts of interest should be viewed from the perspective of the company and the investor.

o	Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

o	The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.
Reorganization/Restructuring Plan (Bankruptcy)
Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

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Special Purpose Acquisition Corporations (SPACs)
Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•
Valuation – Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•
Market reaction – How has the market responded to the proposed deal? A negative market reaction may be a cause for concern.  Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•
Deal timing – A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process – What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•
Conflicts of interest – How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements – Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance – What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
Spin-offs
Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.
Value Maximization Shareholder Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

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COMPENSATION
Executive Pay Evaluation
Executive pay remains a perennial hot button issue for shareholders, who want assurance that top management’s compensation is primarily performance-based, fair, and reasonable. Any evaluation of executive pay must recognize two underlying forces: an executive labor market, where executive pay packages result from negotiations in a war for talent, and an agency problem, where boards and shareholders try to align pay incentives with shareholder value creation.
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)
Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or
AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

•
Insufficient Executive Compensation Disclosure by Externally Managed Issuers (EMIs) to the list of practices that may result in an adverse recommendation on the advisory vote on executive compensation. This refers to an EMI's failure to provide sufficient disclosure to enable shareholders to make a reasonable assessment of compensation arrangements for the EMI's named executive officers.

Voting Alternatives
In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•
Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment

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with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•
Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•
Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay
Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and

•
Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.
Problematic Pay Practices
If the company maintains problematic pay practices, generally vote:

•	AGAINST management "say on pay" (MSOP) proposals;

•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

◦	In egregious situations;

◦	When no MSOP item is on the ballot; or

◦	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS'

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Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

◦	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

◦	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

◦	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk Taking
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Multi-year guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating
Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.
Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:

◦	Unclear explanation of how the CEO is involved in the pay setting process;

◦	Retrospective performance targets and methodology not discussed;

◦	Methodology for benchmark ing practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

o	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

o	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

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Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")
Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.
Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), Victory Capital will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
Equity Based and Other Incentive Plans

Vote case-by-case on certain equity-based compensation plans[3] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

Plan Cost
The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:

•	Automatic single-triggered award vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan.

_________________________________
3 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements in most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy;

•	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.
Cost of Equity Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.

Grant Practices
Three-Year Burn Rate
Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark.
Egregious Factors
Liberal Change in Control Definition
Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

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Repricing Provisions
Vote AGAINST plans that do not expressly prohibit the repricing or exchange of underwater stock options without prior shareholder approval. "Repricing" includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.
Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.
Problematic Pay Practices
If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, Victory vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

•	Magnitude of pay misalignment;

•	Contribution of non–performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.
Specific Treatment of Certain Award Types in Equity Plan Evaluations
Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.
Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.
Other Compensation Plans
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.
Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).
Employee Stock Purchase Plans-- Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

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Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.
Employee Stock Purchase Plans-- Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered CASE-BY-CASE using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’s classification of director independence, or if the plan contains excessive problematic provisions.
Option Exchange Programs/Repricing Options
Vote AGAINST proposals seeking the authority to reprice options.

Vote AGAINST proposals seeking to approve an option exchange program.
Stock Plans in Lieu of Cash
Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Victory will not make any adjustments to carve out the in-lieu-of cash compensation.
Transfer Stock Option (TSO) Programs
One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Proxy Policy	Policy H-12

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•
Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Director Compensation
Equity Plans for Non-Employee Directors
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

◦	A minimum vesting of three years for stock options or restricted stock; or

◦	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

◦	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

◦	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•
Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Proxy Policy	Policy H-12

Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.
Bonus Banking/Bonus Banking “Plus”
Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.
Compensation Consultants-Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.
Hold Equity Past Retirement or for a Significant Period of Time
Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

Proxy Policy	Policy H-12

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

◦	Rigorous stock ownership guidelines;

◦	A holding period requirement coupled with a significant long-term ownership requirement; or

◦	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

◦	Rigorous stock ownership guidelines, or

◦	A holding period requirement coupled with a significant long-term ownership requirement, or

◦	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While Victory favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Non-Deductible Compensation
Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.
Pay for Performance
Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•
First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Premium priced options should have a premium of at least 25 percent and higher to be considered performance based awards.

•	Second, assess the rigor of the company’s performance based equity program. If the bar set for the performance based program is too low based on the company’s historical or peer group comparison,

Proxy Policy	Policy H-12

generally vote FOR the proposal. If target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.
Pay for Superior Performance
Generally vote AGAINST, if a majority of pay is already linked to performance than proposal is redundant.

Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
Prohibit CEOs from serving on Compensation Committees
Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.
Recoup Bonuses
Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. Victory will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.
Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•
Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the

Proxy Policy	Policy H-12

proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Retention/Holding Period
Vote AGAINST shareholder proposals asking companies to adopt holding periods or retention ratios for their executives.
Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
Tax Gross-Up Proposals
Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity
Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under Victory policy, and may even result in withheld votes from compensation committee members. The second component of this proposal –- related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy.

•
The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Social/Environmental Issues

Overall Approach
When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory combines such proposals based on the expected impact to the shareholder and their long-term economic interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.
Diversity
Board Diversity
Generally vote AGAINST requests for reports on the company's efforts to diversify the board, if the company has a Board & Nominating Committee that has a practice of selecting candidates based on knowledge, experience, and skills regardless of gender or race.
Equality of Opportunity
Generally vote AGAINST proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, if the company already has a policy in place

Proxy Policy	Policy H-12

Political Contributions
Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

•	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Lobbying
Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

General Sustainability Reporting Proposals
Generally vote AGAINST if:

•	Company already provides sustainability reporting, even if it doesn’t follow the specific standards requested in the proposal

•	Similar disclosure as its peers

•	Free from any major incidents in the past several years
GHG Reporting
For proposals requesting a company disclose information on the impact of climate change on its operations and investments, a case-by-case approach will be applied, taking into account the company's current level of disclosure.
Victory Capital will review internally proposals that call for the adoption of GHG reduction goals from products and operations.

Human Rights Risk Assessment
Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

Proxy Policy	Policy H-12

Mutual Fund Proxies

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.
Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).
Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.
Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.
1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Proxy Policy	Policy H-12

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund's target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.
Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.
Change in Fund's Subclassification
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.
Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.
Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•
Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.
Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Proxy Policy	Policy H-12

Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.
Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.
Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.
Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

International Proxy Voting
Victory will attempt to vote every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information to make a fully informed decision, in which case we will vote against.
In certain foreign jurisdictions, voting of proxies will result in the lockup of shares, impairing Victory's ability to trade those shares for several days. This could result in significant loss to the investor. Consequently, in those foreign jurisdictions which engage in this practice, Victory will generally refrain from proxy voting.
In other foreign jurisdictions, the determination by the Proxy Committee to vote, or refrain from voting, proxy will take into consideration any additional costs to investors which may be incurred from the research and voting process.
Additional Topics
Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Material Conflicts of Interest
In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•	Vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•	In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•	Document the nature of the conflict and the rationale for the recommended vote

Proxy Policy	Policy H-12

•	Solicit the opinions of Victory’s Chief Compliance Officer, and if necessary the Chief Legal Officer, or their designee, or consult an internal or external, independent adviser

•
report to the Victory Capital Management Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made.

If a member of the Proxy Committee has a personal conflict (e.g. family member on board of company) he/she will recuse themselves from voting.

Recordkeeping
In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•	copies of all policies and procedures required by Rule 206(4)-6

•	a written record of votes cast on behalf of clients

•	any documents prepared by Victory or the Proxy Committee germane to the voting decision

•	a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•	a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

Glossary
Blank Check Preferred Stock – A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.
Bylaw - Bylaws supplement each company's charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.
Charter - Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company's charter.
Classified Board - A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.
Confidential Voting - Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.
Corporate Governance - Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.
Cumulative Voting - Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.
Fair Price Provisions - Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.
Greenmail - Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder's agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Proxy Policy	Policy H-12

Indemnification - Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors' liability insurance, most companies would be unable to attract outside directors to serve on their boards.
Majority Voting – The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat. In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.
Poison Pill - The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company's stock without permission of the target company's board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company's board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.
Pre-emptive Rights - pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. pre- emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.
Proxy - The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders' meeting.
Proxy Contest - Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company's board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.
Proxy Statement – A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.
Recapitalization Plan - A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.
Reincorporation - Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many re-incorporations involve moves to Delaware to take advantage of Delaware's flexible corporate laws.
Restricted Stock – Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Proxy Policy	Policy H-12

Restructuring Plan - A restructuring plan is any plan that involves a significant change in a company's capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.
Rights of Appraisal - Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.
Share Repurchase Plan – A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares. This is generally an indication that the Company thinks the shares are undervalued.
Stakeholder Laws - In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency - their shareowners.
Supermajority - Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself - that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.
Sustainability Report – A company report on policies and initiatives related to social, economic or environmental issues.
Written Consent - The ability to act by written consent to allow shareholders to take action collectively without a shareholders' meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company's charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.
Executive Compensation Terms
At-the-Money Option - An option with exercise price equal to the current market price.
Change-in-Control Provision - A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company's outstanding shares by a third party.
Deferred Stock - A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.
Employee Stock Purchase Plan - A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.
Employee Stock Ownership Plan (ESOP) - A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan's assets in shares or its own company stock.. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP's (in which employees match the contribution that the company makes). ESOP's offer employees tax deferral benefits and companies a tax deduction.
Exercise Price - Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.
Incentive Stock Options (ISO's) - Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The

Proxy Policy	Policy H-12

term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO's unless a disqualifying disposition takes place.
Indexed Option - The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.
Omnibus Plan - A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR's, restricted stock, performance shares, performance units, stock grants, and cash.
Performance Shares - Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five- year period.
Premium-Priced Options - An option whose exercise price is set above fair market value on grant date.
Repricing - An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.
Restricted Stock - A grant of stock, subject to restrictions, with little or no cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.
Section 162(m) - The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.
Shareholder Value Transfer (SVT) - A dollar-based cost which measures the amount of shareholders' equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders' equity to the executive. The time value of money is also a significant cost impacting shareholders' equity.
Stock Appreciation Rights (SARs) - An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.
Vesting Schedule - A holding period following grant date during which time options may not be exercised.
Volatility - The potential dispersion of a company's stock price over the life on an option.
Voting Power Dilution (VPD) - The relative reduction in voting power as stock-based incentives are exercised and existing shareholders' proportional ownership in the company is diluted.
Scope
This policy applies to Victory Capital Management Inc. The entity and its employees are responsible for complying with this policy. The Legal, Compliance and Risk Department owns this policy.

Exception / Escalation Policy
All material exceptions to this policy will be reported to the Compliance Committee and Victory Capital Management Inc. board members. If needed, exceptions may also be presented to the Victory Capital Holdings Inc. board members.

Last Updated: February 1, 2016
Effective Date: February 1, 2016

W. H. Reaves & Company, Inc.

PROXY VOTING POLICIES AND PROCEDURES

1.	BACKGROUND

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of W. H. Reaves & Company, Inc. (“WHR”) ("the Adviser") for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

•	The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or

•
The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account; or

•
In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to WHR’s Compliance Department.

2.	PROXY VOTING POLICIES

In the absence of specific voting guidelines from a client, WHR will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). WHR believes that voting proxies in accordance with the following policies is in the best interests of its clients.

A.	Specific Voting Policies

1.	Routine Items:

•	The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).

•	The Adviser will generally vote for the selection of independent auditors.

•	The Adviser will generally vote for increases in or reclassification of common stock.

•	The Adviser will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

•	The Adviser will generally vote for changes in the board of directors.

•	The Adviser will generally vote for outside director compensation.

•	The Adviser will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management

•	The Adviser will generally vote for proposals that increase shareholder value

•	The Adviser will generally vote for proposals that will maintain or increase shareholder influence over the issuer's board of directors and management

•	The Adviser will generally vote for proposals that maintain or increase the rights of shareholders

2.	Non-Routine and Conflict of Interest Items:

•	The Adviser will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

•	The Adviser will generally vote against shareholder resolutions that consider only non-financial impacts of mergers

•	The Adviser will generally vote against anti-greenmail provisions.

B.	General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

•	any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

(i)	any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

(ii)	any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

(iii)	any other person for which a person described in clause (ii) acts in any such capacity;

•	any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•
any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.

After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

3.	PROXY VOTING PROCEDURES

A.
The Account Representative or the Portfolio Manager the “Responsible Party”) shall be designated by the Adviser to make discretionary investment decisions for the client's account will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B.	All proxies and ballots received by WHR will be forwarded to the Responsible Party and then logged in upon receipt in the “Receipt of Proxy Voting Material” log.

C.
Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

D.
Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

E.
If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

•	the proposal to be voted upon;

•	the actual or potential conflict of interest involved;

•	the Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and

•	if applicable, the relationship between the Adviser and any Interested Person.

The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

•
engage a non-Interested Party to independently review the Adviser’s vote recommendation if the vote recommendation would fall in favor of the Adviser’s interest (or the interest of an Interested Person) to confirm that the Adviser’s vote recommendation is in the best interest of the client under the circumstances;

•
cast its vote as recommended if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

•	abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

F.
The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

G.	In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client’s file, the following:

•
A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•
A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

•	A record memorializing the basis for the vote cast;

•	A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,

•
A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

The above copies and records shall be retained in the client’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

H.	Periodically, but no less than annually, the Adviser will:

1.	Verify that all annual proxies for the securities held in the client’s account have been received;

2.
Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

3.	Review the files to verify that records of the voting of the proxies have been properly maintained;

4.	Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

5.	Maintain an internal list of Interested Persons.

Proxies and Class Action Lawsuits

WHR will be required to take action and render advice with respect to voting of proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested from time to time. However, WHR will not take any action or render any advice with respect to any securities held in the Account, which are named in or subject to class action lawsuits. WHR may, only at the client’s request, offer clients advice regarding corporate actions

WESTWOOD MANAGEMENT CORPORATION
POLICIES AND PROCEDURES FOR PROXY VOTING

Policy

Westwood has engaged Broadridge for proxy voting services and Glass Lewis for proxy research for our clients. Broadridge is a leading provider to the global financial industry for full-service proxy support. Glass Lewis provides complete analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. In most cases, we agree with the recommendations of Glass Lewis, however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than Glass Lewis if we believe it in the best interest of our clients.

Procedures

With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

William Blair

2013 U.S. Proxy
Voting Guidelines
Concise Summary

(Digest of Selected Key Guidelines)

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS.
The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2013 proxy voting guidelines can be found at http://www.issgovernance.com/files/2013ISSUSSummaryGuidelines.pdf

1 | 2013 U.S. Proxy Voting Guidelines Concise Summary

Routine/Miscellaneous
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees
Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness

3.	Director Independence

4.	Director Competence

1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses:

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

2 | 2013 U.S. Proxy Voting Guidelines Concise Summary

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices
Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

3 | 2013 U.S. Proxy Voting Guidelines Concise Summary

Problematic Compensation Practices/Pay for Performance Misalignment
In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company's response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company's ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness
Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[4] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.
4 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

•	The subject matter of the proposal;

•	The level of support and opposition provided to the resolution in past meetings;

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Actions taken by the board in response to its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

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2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4.	The board failed to act on takeover offers where the majority of shares are tendered;

2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company's ownership structure and vote results;

•	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence
Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

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4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:
Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[6].

Proxy Access
ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.
Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

o	The maximum proportion of directors that shareholders may nominate each year; and

o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.
Proxy Contests—Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

6 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Shareholder Rights & Defenses
Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent
Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders' current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management's response to, previous shareholder proposals.

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Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[7] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.
CAPITAL/RESTRUCTURING
Common Stock Authorization
Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company's use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure
Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

7 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Preferred Stock Authorization
Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company's use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

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•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

o	Magnitude of pay misalignment;

o	Contribution of non-performance-based equity grants to overall pay; and

o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[8] Alignment:

•	The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company's peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

•	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

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Options Backdating
The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

◦	The company's response, including:

▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

▪	Specific actions taken to address the issues that contributed to the low level of support;

▪	Other recent compensation actions taken by the company;

◦	Whether the issues raised are recurring or isolated;

◦	The company's ownership structure; and

◦	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")
Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.
Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

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Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.
In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
Equity-Based and Other Incentive Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.
Social/Environmental Issues

Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.
Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Political Spending & Lobbying Activities
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

•
The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and

•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.
Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.
Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.
All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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